UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1.    Reports To Stockholders.

(a)

Ohio National Fund, Inc.

Annual Report

83.13
57.30
74.40
57.01
+1.19
+1.80
+5.09
+1.19
+1.80
-6.08
+2.65

   December 31, 2021

President's Message
Tara York, CFA
President, Ohio National Fund, Inc.
Dear Investor:
As we reflect on 2021, a year we hoped would bring global economic healing, we experienced a number of records highs, along with unforeseen challenges, as we continued to navigate life through the lens of a global pandemic. Aided by fiscal support and accommodative monetary policy, one of the fastest recessions in history was followed by one of the fastest economic recoveries in history. Domestically, 2021 was a notable year for both individual and institutional investors, highlighted by equity markets and corporate profits climbing to record highs, a robust housing market, and strong consumer balance sheets supported by continued stimulus measures. U.S. real gross domestic product surpassed its pre-COVID peak in the second quarter, increasing at an annual rate of 6.7%.
Climbing equity markets and favorable economic conditions were soon met with the emergence of COVID-19 variants, mounting inflation pressures, and global supply chain challenges. The rapid spread of the Delta variant fueled outbreaks across the U.S. and prompted employers to delay their “return to office” plans. In September, U.S. equity markets had their worst month of performance since the height of the pandemic in March 2020, as indicated by the 5% decline in the S&P 500 Index. Although historical data shows September typically being the worst performing month of the year for the S&P 500 Index, instability in the Chinese real-estate market contributed negatively to the overall market sentiment.
In November, the Federal Reserve (the “Fed”) formally announced the first steps in reducing monthly asset purchases and moved toward a more normalized central banking policy. While the Fed had been preparing markets for a less accommodative stance in monetary policy, U.S. inflation hit its highest reading in more than three decades and new concerns arose regarding the unknown impact of the Omicron variant on global growth. Despite the early December sell-off, equities finished the year at record highs. Capital markets were further encouraged by expectations that the Fed would accelerate asset purchases and maintain the current Federal Funds rate, while also providing guidance to combat inflation through potential rate increases in 2022.
Equity Markets
Developed equity markets continued to rally in 2021, providing investors with another year of strong positive returns, despite periodic bouts of market volatility. All sizes and styles of U.S. equities posted double-digit returns over the twelve-month period ended December 31, 2021, supported by stimulus-driven spending and robust earnings growth. Within the domestic equity market, the S&P 500 Index posted a return of +28.7%, while the S&P Midcap 400 Index and Russell 2000 Index posted returns of +24.8% and +14.8%, respectively. During the first quarter of the year, we saw a strong rebound in value-oriented stocks. However, growth-oriented stocks performed slightly better, with the Russell 1000® Growth Index posting a return of +27.6%, while the Russell 1000® Value Index posted a return of +25.2%. This marks the fifth consecutive year where growth-oriented stocks outperformed value-oriented stocks.
Foreign equity markets provided mixed results in 2021. The MSCI All Country World Ex-USA Index, a broad-based global index representing both developed (excluding the U.S.) and emerging market countries, posted a return of +7.8%, while the MSCI Emerging Markets Index returned -2.5%. Both indices have exposure to Chinese equities, which were negatively impacted by a more restrictive regulatory environment.

A summary of returns for key equity benchmarks for the period ended December 31, 2021 is presented below:
Index	12/31/21 YTD U.S. Dollar Total Return (price and dividend)
S&P 500®	+28.7%
Russell 1000® Growth	+27.6%
Russell 1000® Value	+25.2%
S&P MidCap 400®	+24.8%
Russell 2000®	+14.8%
MSCI All Country World Ex-USA (Net)	+7.8%
MSCI Emerging Market (Net)	-2.5%
Fixed Income Markets
Bond yields rose significantly in early 2021, as the bond market repriced for rebounding economic growth and potentially higher levels of inflation. In the second quarter, long-term rates began to fall, with 10-year Treasury rates falling to 1.47% from a peak of 1.74% in March, and remained range-bound throughout the third quarter, ending at 1.49%. Late September, the Fed began laying the groundwork for a less accommodative policy stance, and in the fourth quarter formally announced plans to accelerate the tapering of asset purchases, beginning in 2022. Following this announcement, longer-term rates fell and credit spreads widened as investors fled to safety with concerns that emerging COVID-19 variants could hurt economic growth. Notwithstanding a decrease in longer term interest rates, 10-year U.S. Treasury rates ended the year at 1.51%, resulting in negative returns for most sectors of the bond market (bond prices have an inverse relationship with interest rates). Throughout the year, short-term interest rates remained at historic lows, but ended the year slightly higher in response to expectations that the Fed would begin raising the Fed Funds rate earlier than expected to combat the growing threat of inflation. For the twelve months ended December 31, 2021, low quality, shorter duration bonds outperformed higher quality, longer duration bonds.
The Bloomberg U.S. Aggregate Bond Index, a broad-based U.S. investment-grade bond benchmark, posted a total return of -1.5% for the year ended December 31, 2021. The Bloomberg U.S. Corporate Bond Index provided a return of -1.0%, while the Bloomberg U.S. Corporate High Yield Bond Index led the bond markets with gains of +5.3%. The higher quality Bloomberg U.S. Treasury Index posted a return of -2.3%, while the shorter duration Bloomberg U.S. Securitized MBS/ABS/CMBS Index provided a total return of -1.0%.
The table below illustrates the returns of the various indices for the one-year period ended December 31, 2021.
Index	12/31/21 YTD U.S. Dollar Total Return (price and interest)
Bloomberg U.S. Aggregate Bond Index	-1.5%
Bloomberg U.S. Treasury Index	-2.3%
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	-1.0%
Bloomberg U.S. Corporate Bond Index	-1.0%
Bloomberg U.S. Corporate High Yield Bond Index	+5.3%
The Ohio National Fund, Inc.
Among the Portfolios offered through the Ohio National Fund, Inc., 8 of the 17 actively managed Portfolios that were in operation for the entire period outperformed their respective benchmarks. Additionally, the three index Portfolios performed in line with their respective indices, before expenses.

Three new Portfolios were added to the fund family in 2021 (the ON iShares Managed Risk Balanced Portfolio, the ON Janus Henderson U.S. Low Volatility Portfolio, and the ON AB Relative Value Portfolio), further expanding upon the wide array of investment options that can be utilized to build a diversified investment portfolio.
Looking Ahead
As we transition into 2022, markets will have much to digest. Both new and old challenges will present themselves. Similar to that of 2021, the prospects for continued global growth will be highly dependent on the containment of COVID-19, the measures taken by the Federal Reserve, and the ongoing supply chain crisis. The tailwinds provided by fiscal stimulus and monetary policy will most likely be absent. Financial markets will have to contend with policymakers shifting away from pandemic support, as well as an environment of rising interest rates. Additionally, markets will be paying particular attention to labor market and inflation data. This will be key to watch, as the data could provide insight into the Fed’s plan for the coming year. Currently, the expectation is three rate hikes in 2022, with the first occurring in March.
This past year, several themes unfolded in equity markets that could continue well into 2022. The aforementioned debate between growth- and value-oriented stocks will likely be a key topic of focus given the persistent outperformance of growth-oriented stocks over the last decade. Additionally, late last year we saw equity markets struggle to adjust to higher rates. Despite all the uncertainties and challenges, markets have largely been able to look though the near-term risks and, in general, global economies have continued to effectively navigate major economic crosswinds.
Thank you for entrusting your assets with Ohio National Fund, Inc. We look forward to serving your financial needs in the years ahead.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)
Objective/Strategy
The ON Bond Portfolio seeks a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.
Performance as of December 31, 2021
Average Annual returns
One year	-1.52%
Five years	4.97%
Ten years	4.14%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.60% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned -1.52% versus -0.95% for its benchmark, the ICE BofAML U.S. Corporate Master Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Interest rates rose in 2021 as the economic recovery continued. The year included rising inflation, supply chain disruptions, and a very tight labor market. Corporate profits remained strong, but concerns over slowing growth and a less accommodative Federal Reserve weighed on the market toward the end of the year.
Interest rates increased across the curve in 2021, with the 10-year U.S. Treasury rate ending the year at 1.51%, up 60 basis points for the year. In this environment, shorter duration bonds generally outperformed longer duration bonds. Corporate credit spreads ended the year modestly tighter, with lower quality bonds outperforming higher quality bonds. Performance between sectors varied, with the Energy and Industrials sectors performing the best. The Information Technology and Utilities sectors performed the worst in 2021.
From an investment strategy perspective, the Portfolio was positioned with a slightly shorter duration than the benchmark throughout the year, which enhanced performance slightly. The Portfolio was also overweight lower quality bonds, which enhanced relative performance. Security selection in certain sectors detracted from performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Sector allocation was a positive influence on relative return, while security selection was the driver of the Portfolio’s underperformance relative to the benchmark. Specifically, an underweight allocation to the Information Technology sector and an overweight allocation to the Materials sector enhanced performance. Security selection in the Financials and Industrials sectors detracted from performance, while security selection in the Materials and Consumer Discretionary sectors enhanced performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three contributors to the Portfolio’s performance relative to the benchmark were American Airlines 2015-1 Class B Pass Through Trust 3.700% due 2023 (“American Airlines”), Kraft Heinz Foods Co. 4.625% due 2039, and The Coca-Cola Co. 3.000% due 2051. Each of these bonds experienced credit spread tightening during the year. American Airlines also benefited from having a shorter dated maturity, which performed better in a rising rate environment. The top three detractors to the Portfolio’s performance relative to the benchmark were Rogers Communications, Inc. 3.700% due 2049 (“Rogers Communications”), U.S. Treasury Note 0.875% due 2030, and American Water Capital Corp. 4.300% due 2042 (“American Water”). Rogers Communications and American Water experienced spread widening in 2021 and both had longer dated maturities, which underperformed. The U.S. Treasury Note was a high quality, lower yielding bond, which in 2021 underperformed the benchmark. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  One member of the portfolio management team resigned during the fourth quarter of 2021. There were no changes to the investment strategy or selection process.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Corporate Bonds (4)	93.4
Asset-Backed Securities (4)	2.6
U.S. Treasury Obligations	0.4
Money Market Funds and Other Net Assets	3.6
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Campbell Soup Co. 4.150%, 03/15/2028	1.6
2.	Lear Corp. 4.250%, 05/15/2029	1.6
3.	AbbVie, Inc. 4.250%, 11/21/2049	1.3
4.	Ares Capital Corp. 3.200%, 11/15/2031	1.2
5.	RPM International, Inc. 4.250%, 01/15/2048	1.2
6.	Kinross Gold Corp. 4.500%, 07/15/2027	1.2
7.	Mosaic Co. / The 4.050%, 11/15/2027	1.2
8.	Hasbro, Inc. 3.900%, 11/19/2029	1.2
9.	Keurig Dr Pepper, Inc. 3.430%, 06/15/2027	1.2
10.	Comcast Corp. 3.250%, 11/01/2039	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):
% of Net Assets
Financials	25.1
Industrials	11.8
Consumer Staples	10.8
Energy	9.4
Utilities	8.0
Consumer Discretionary	7.6
Materials	7.3
Communication Services	6.7
Health Care	3.9
Real Estate	3.4
Information Technology	2.0
96.0

Ohio National Fund, Inc.	ON Bond Portfolio
Schedule of Investments	December 31, 2021
Corporate Bonds–93.4%		Rate	Maturity	Face Amount	Value
Communication Services–6.7%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$ 1,208,349
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		3.700%	04/01/2051	2,800,000	2,707,003
Comcast Corp. (Media)		3.250%	11/01/2039	3,000,000	3,165,124
Lamar Media Corp. (Media)		4.875%	01/15/2029	1,200,000	1,252,500
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	2,100,000	2,204,174
Time Warner Cable LLC (Media)		6.550%	05/01/2037	850,000	1,112,030
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,800,000	1,968,756
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,175,651
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,500,000	1,747,185
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	948,887
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	1,000,000	1,130,867
					18,620,526
Consumer Discretionary–7.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,175,334
Aptiv PLC (Auto Components)		4.350%	03/15/2029	1,000,000	1,133,540
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	3,000,000	2,878,146
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	1,113,569
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	3,000,000	3,307,609
Home Depot, Inc. / The (Specialty Retail)		2.375%	03/15/2051	2,000,000	1,837,258
Lear Corp. (Auto Components)		4.250%	05/15/2029	4,000,000	4,405,976
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	2,000,000	1,972,397
M.D.C. Holdings, Inc. (Household Durables)		3.850%	01/15/2030	2,000,000	2,129,354
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	1,051,736
					21,004,919
Consumer Staples–10.8%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,413,620
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,263,935
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	2,445,679
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,040,640
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	2,000,000	2,200,096
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	4,000,000	4,442,131
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	1,000,000	1,058,308
Coca-Cola Co. / The (Beverages)		2.500%	03/15/2051	1,000,000	959,566
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	1,200,000	1,165,874
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,800,000	1,761,252
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	3,000,000	3,208,791
Kimberly-Clark Corp. (Household Products)		1.050%	09/15/2027	2,000,000	1,937,345
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	1,200,000	1,409,380
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	2,500,000	2,693,729
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	2,000,000	1,991,804
					29,992,150
Energy–9.4%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	2,272,776
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,055,584
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		1.749%	08/10/2030	1,000,000	961,601
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	934,814
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,800,000	1,820,622
ConocoPhillips (Oil, Gas & Consumable Fuels)	(a)	3.750%	10/01/2027	2,000,000	2,192,385
ConocoPhillips (Oil, Gas & Consumable Fuels)	(a)	2.400%	02/15/2031	1,800,000	1,805,722
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	2,249,800
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	1,050,213
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	1,000,000	1,175,269
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,203,397
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	1,176,809
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	1,200,000	1,376,074
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	1,234,483
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,000,000	1,162,877
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a)	2.900%	03/01/2030	1,000,000	1,015,746
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	1,124,324
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,079,578
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	1,241,369
					26,133,443
Financials–25.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	2,000,000	2,042,071
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/30/2032	1,500,000	1,528,158

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
American International Group, Inc. (Insurance)		3.875%	01/15/2035	$2,500,000	$ 2,764,003
Ares Capital Corp. (Capital Markets)		3.200%	11/15/2031	3,500,000	3,441,138
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,083,909
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b)	4.244%	04/24/2038	1,000,000	1,173,337
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	2,800,000	3,003,267
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	961,102
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	1,000,000	1,029,689
BlackRock, Inc. (Capital Markets)		2.100%	02/25/2032	2,000,000	1,984,334
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b)	2.280%	01/28/2026	1,500,000	1,527,537
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	2,000,000	2,143,291
Citigroup, Inc. (Banks)		4.400%	06/10/2025	2,000,000	2,178,055
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,081,275
Citigroup, Inc. (Banks)		4.450%	09/29/2027	2,000,000	2,230,040
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b)	4.682%	08/09/2028	2,000,000	2,090,252
General Motors Financial Co., Inc. (Consumer Finance)		QL + 99	01/05/2023	2,000,000	2,008,279
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	2,134,417
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	1,080,705
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	2,041,752
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	2,000,000	2,155,042
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(b)	2.956%	05/13/2031	2,000,000	2,070,747
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,476,049
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,100,880
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(b)	4.431%	01/23/2030	2,000,000	2,279,115
Morgan Stanley Domestic Holdings, Inc. (Capital Markets)		2.950%	08/24/2022	1,000,000	1,014,073
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	2,000,000	2,180,631
PNC Bank N.A. (Banks)		2.700%	10/22/2029	2,500,000	2,582,669
State Street Corp. (Capital Markets)		2.200%	03/03/2031	2,000,000	1,982,463
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,059,131
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	2,000,000	2,298,412
Truist Bank (Banks)		3.625%	09/16/2025	1,000,000	1,071,263
U.S. Bancorp (Banks)		1.375%	07/22/2030	2,000,000	1,881,845
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,000,000	1,050,411
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes SOFR + 143) (Banks)	(b)	2.879%	10/30/2030	2,000,000	2,079,177
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b)	3.068%	04/30/2041	1,200,000	1,230,630
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,210,649
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b)	2.894%	02/04/2030	1,500,000	1,532,167
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,946,628
					69,728,593
Health Care–3.9%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	1,069,193
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	3,000,000	3,606,517
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	1,000,000	1,124,574
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.950%	06/30/2030	2,000,000	2,078,240
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	1,200,000	1,238,950
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,800,000	1,702,173
					10,819,647
Industrials–9.2%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	2,000,000	2,024,760
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	2,027,478
BAE Systems PLC (Aerospace & Defense)	(a)	1.900%	02/15/2031	2,000,000	1,897,637
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	3,000,000	3,087,548
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	900,000	1,135,044
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	1,300,000	1,281,285
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	2,411,602
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	1,200,000	1,178,512
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	1,117,738
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	2,500,000	2,604,235
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,594,738
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,061,260

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	$2,000,000	$ 2,165,000
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	2,020,990
					25,607,827
Information Technology–2.0%
Broadcom, Inc. (Semiconductors & Equip.)	(a)	2.600%	02/15/2033	2,000,000	1,949,792
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	900,000	954,360
VMware, Inc. (Software)		2.200%	08/15/2031	2,800,000	2,750,146
					5,654,298
Materials–7.3%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	1,112,146
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	900,000	967,639
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,618,257
Glencore Funding LLC (Metals & Mining)	(a)	2.850%	04/27/2031	2,000,000	1,976,956
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	3,000,000	3,351,303
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	3,310,318
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	2,143,282
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	3,413,991
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	1,200,000	1,265,258
Syngenta Finance N.V. (Chemicals)	(a)	5.182%	04/24/2028	1,000,000	1,122,678
					20,281,828
Real Estate–3.4%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,104,037
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	2,000,000	2,121,303
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,484,663
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	1,076,208
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	1,300,000	1,383,492
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	1,095,460
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,041,802
					9,306,965
Utilities–8.0%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,152,714
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,351,000	1,516,943
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	2,000,000	2,157,357
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,662,534
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	2,033,645
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	2,000,000	2,423,834
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,196,239
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,000,000	1,066,896
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	1,065,434
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	2,054,818
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	2,123,286
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	975,990
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,681,130
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,000,000	1,001,749
					22,112,569
Total Corporate Bonds (Cost $242,551,155)					$259,262,765

Asset-Backed Securities–2.6%		Rate	Maturity	Face Amount	Value
Industrials–2.6%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$1,765,873	$ 1,710,038
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	432,053	425,603
FedEx Corp. 2020-1 Class AA Pass Through Trust		1.875%	02/20/2034	2,839,582	2,795,597
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,260,417	1,246,389
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	935,578	927,412
Total Asset-Backed Securities (Cost $7,233,599)					$ 7,105,039

U.S. Treasury Obligations–0.4%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	1.625%	05/15/2031	$1,000,000	$ 1,012,656
Total U.S. Treasury Obligations (Cost $1,000,776)				$ 1,012,656

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Money Market Funds–1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(c)	3,616,999	$ 3,617,361
Total Money Market Funds (Cost $3,617,536)			$ 3,617,361
Total Investments – 97.7% (Cost $254,403,066)	(d)		$270,997,821
Other Assets in Excess of Liabilities – 2.3%			6,434,355
Net Assets – 100.0%			$277,432,176

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 1.260% at 12/31/2021
QL:	Quarterly U.S. LIBOR Rate, 0.209% at 12/31/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 12/31/2021
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 1.350% at 12/31/2021
USSW5:	USD Swap Semi 30/360 5 Year, 1.370% at 12/31/2021

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2021, the value of these securities totaled $23,281,167, or 8.4% of the Portfolio’s net assets.
(b)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2021.
(c)	Rate represents the seven-day yield at December 31, 2021.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Balanced Allocation Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
Performance as of December 31, 2021
Average Annual returns
One year	19.06%
Five years	12.98%
Ten years	13.02%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.55% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser/Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 19.06% versus 28.71% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofAML U.S. Corporate Master Index, returned 19.18% for the year ended December 31, 2021.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio’s equity sleeve performed in line with the primary benchmark, while the Portfolio’s fixed income sleeve significantly lagged the primary benchmark and underperformed the fixed income portion of the secondary benchmark. Both the fixed income portion of the Portfolio and the fixed income portion of the secondary benchmark had negative returns for the period, in contrast to the equity portion of the Portfolio and primary benchmark’s positive performance.
Despite struggling in the first quarter, broad based strength in the equity sleeve during the remainder of the year led to a slight underperformance, as compared to the primary benchmark. Positive relative performance in equities was driven by sentiment measures, whereas performance from fundamental insights was mixed.
Trend-based sentiment stock selection insights drove gains, benefitting from increased corporate visibility in 2021. Specifically, the analyses of broker reports and company executive commentaries, used to capture both short-term results and long-term fundamentals of related companies, contributed to positive stock selection. Other faster moving alternative data insights that evaluate online search trends were able to correctly position the Portfolio around the changeable market backdrop. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Elsewhere, capturing sentiment from bond markets benefitted gains, given rate volatility.
Conversely, measures that look toward informed investor positioning and avoiding highly shorted stocks detracted, as style volatility overwhelmed consensual positions.
Fundamental measures supported performance, despite being mixed overall. Stability related quality insights with a preference for lower-risk securities performed well amid rising volatility, particularly toward the end of the year. Other insights evaluating companies across earnings yield also supported gains. Despite benefitting from the value style rally early in the year, more traditional valuation metrics struggled in aggregate, amid changing market style preference. Measures that evaluate research expenditures across price were top detractors. Additionally, environmental, social and governance (“ESG”) related measures struggled in aggregate, as they ran in opposition to the early value style rally and subsequent commodities run up witnessed during the year.
Finally, performance from macro thematic insights was mixed. Measures designed to capture hiring trends performed well. This was highlighted through an overweight to interactive media names. However, measures that take a negative stance towards the positions of competitors that focus on generic style leanings struggled amid the style factor strength observed during the year.
As it relates to the fixed income sleeve of the Portfolio, interest rates rose in 2021, as the economic recovery continued. The year included rising inflation, supply chain disruptions, and a very tight labor market. Corporate profits remained strong, but concerns over slowing growth and a less accommodative Federal Reserve weighed on the market toward the end of the year.
Interest rates increased across the curve in 2021, with the 10-year U.S. Treasury rate ending the year at 1.51%, up 60 basis points for the year. In this environment, shorter duration bonds generally outperformed longer duration bonds. Corporate credit spreads ended the year modestly tighter, with lower quality bonds outperforming higher quality bonds. Performance between sectors varied, with the Energy and Industrials sectors performing the best. The Information Technology and Utilities sectors performed the worst in 2021.
From an investment strategy perspective, the Portfolio was positioned with a slightly shorter duration than the benchmark throughout the year, which enhanced performance slightly. However, security selection, and to a lesser degree, sector allocation, detracted from performance. (1)
Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  For the equity sleeve, the portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. However, sector allocation decisions detracted from relative returns during the year, led by sector allocation in the Energy sector. Unsurprisingly, security selection had a more meaningful impact on relative performance for the Portfolio. Stock selection in Consumer Staples was a key contributor, notably in the food retail industry, while selection in Communication Services also contributed, with a majority of its gains coming from stock selection in interactive media and services stocks. Selection in Consumer Discretionary, however, was a key detractor.
For the fixed income sleeve of the Portfolio, security selection was the largest driver of underperformance. Specifically, security selection in the Energy, Utilities, and Financials sectors detracted the most from performance. In aggregate, sector allocation also detracted slightly from

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
performance. An underweight allocation to the Information Technology sector enhanced performance slightly, while exposure to government bonds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Intuit, Inc., a financial software company, was a top contributor to relative performance. Intuit, Inc. is the parent company of TurboTax, QuickBooks, and Credit Karma. The stock benefitted from the rapid pace of new small business creation. An overweight to Prologis, Inc. was also a top contributor, as the stock benefitted from rising interest rates.
In contrast, an out of benchmark position in game developer Zynga, Inc. Class A was a key detractor from relative performance, as the stock price faced pressure amid people spending less time gaming due to broader reopening trends, as well as increased competition in the virtual reality space. Further hindering results was an out of benchmark position in video streaming company Roku, Inc., as the company faced similar pressures.
For the fixed income sleeve of the Portfolio, the top three contributors were Kraft Heinz Foods C. 4.625% due 2039, The Coca-Cola Co. 3.000% due 2051, and Marathon Oil Corp. 3.850% due 2025. The top three detractors were The Home Depot, Inc. 2.375% due 2051, Oracle Corp. 4.300% due 2034, and Rogers Communications, Inc. 3.700% due 2049. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contributed 59 basis points to the absolute return of the Portfolio’s equity sleeve.
The Portfolio participated in 5 IPOs during the year, which contributed 7 basis points to the Portfolio’s absolute return. Rivian Automotive, Inc. Class A, which contributed 4 basis points, was the top performing IPO for the year. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  For the fixed income sleeve, managed by ONII, one member of the portfolio management team resigned during the fourth quarter of 2021. There were no changes to the investment strategy or selection process.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The ICE BofAML U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	71.7
Corporate Bonds (4)	26.4
Asset-Backed Securities (4)	0.5
Money Market Funds and Other Net Assets	1.4
100.0
Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	4.7
2.	Microsoft Corp.	3.8
3.	Amazon.com, Inc.	2.8
4.	Alphabet, Inc. Class A	2.3
5.	Johnson & Johnson	1.6
6.	Alphabet, Inc. Class C	1.4
7.	Visa, Inc.	1.4
8.	NVIDIA Corp.	1.2
9.	Tesla, Inc.	1.2
10.	Danaher Corp.	1.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):
% of Net Assets
Information Technology	22.6
Financials	14.8
Health Care	11.5
Consumer Discretionary	10.2
Communication Services	9.6
Industrials	8.2
Consumer Staples	7.0
Energy	4.5
Utilities	4.2
Real Estate	3.1
Materials	2.9
98.6

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–71.7%		Shares	Value
Communication Services–7.3%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	4,452	$ 12,897,622
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,742	7,934,224
Altice U.S.A., Inc. Class A (Media)	(a)	3,484	56,371
AT&T, Inc. (Diversified Telecom. Svs.)		8,265	203,319
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	784	1,880,996
Comcast Corp. Class A (Media)		78,072	3,929,364
Discovery, Inc. Class C (Media)	(a)	3,240	74,196
Fox Corp. Class A (Media)		33,362	1,231,058
Fox Corp. Class B (Media)		1,548	53,050
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	12,481	4,197,984
Nexstar Media Group, Inc. Class A (Media)		381	57,524
Roku, Inc. (Entertainment)	(a)	1,111	253,530
Sirius XM Holdings, Inc. (Media)		137,858	875,398
Spotify Technology SA (Entertainment)	(a)	720	168,502
TEGNA, Inc. (Media)		6,793	126,078
Twitter, Inc. (Interactive Media & Svs.)	(a)	2,510	108,482
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	4,959	156,308
Verizon Communications, Inc. (Diversified Telecom. Svs.)		72,591	3,771,828
Walt Disney Co. / The (Entertainment)	(a)	11,704	1,812,833
Zynga, Inc. Class A (Entertainment)	(a)	57,028	364,979
			40,153,646
Consumer Discretionary–8.3%
Advance Auto Parts, Inc. (Specialty Retail)		348	83,478
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	4,580	15,271,277
American Eagle Outfitters, Inc. (Specialty Retail)		3,865	97,862
BorgWarner, Inc. (Auto Components)		61,855	2,787,805
D.R. Horton, Inc. (Household Durables)		16,341	1,772,182
Foot Locker, Inc. (Specialty Retail)		2,598	113,351
H&R Block, Inc. (Diversified Consumer Svs.)		39,950	941,222
Home Depot, Inc. / The (Specialty Retail)		7,035	2,919,595
Lithia Motors, Inc. (Specialty Retail)		731	217,070
Lowe's Cos., Inc. (Specialty Retail)		7,466	1,929,812
McDonald's Corp. (Hotels, Restaurants & Leisure)		7,504	2,011,597
Nordstrom, Inc. (Multiline Retail)	(a)	37,548	849,336
Penske Automotive Group, Inc. (Specialty Retail)		5,119	548,859
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		4,109	488,396
Rivian Automotive, Inc. Class A (Automobiles)	(a)	5,561	576,620
Service Corp. International (Diversified Consumer Svs.)		15,050	1,068,400
Target Corp. (Multiline Retail)		21,401	4,953,047
Tesla, Inc. (Automobiles)	(a)	6,177	6,527,730
Tractor Supply Co. (Specialty Retail)		2,695	643,027
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		11,526	637,042
Whirlpool Corp. (Household Durables)		6,106	1,432,834
			45,870,542
Consumer Staples–4.1%
Coca-Cola Europacific Partners PLC (Beverages)		14,115	789,452
Colgate-Palmolive Co. (Household Products)		59,509	5,078,498
Costco Wholesale Corp. (Food & Staples Retailing)		7,899	4,484,262
Estee Lauder Cos., Inc. / The Class A (Personal Products)		9,113	3,373,633
Keurig Dr Pepper, Inc. (Beverages)		57,409	2,116,096
McCormick & Co., Inc. (Food Products)		1,914	184,911
Molson Coors Beverage Co. Class B (Beverages)		18,096	838,750
Procter & Gamble Co. / The (Household Products)		12,708	2,078,775
Walmart, Inc. (Food & Staples Retailing)		24,140	3,492,816
			22,437,193
Energy–1.9%
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		1,073	47,266
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		54,190	4,813,698
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		17,915	1,096,219
Schlumberger N.V. (Energy Equip. & Svs.)		124,774	3,736,981
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		32,383	843,253
			10,537,417
Financials–8.0%
Allstate Corp. / The (Insurance)		2,542	299,066
Ally Financial, Inc. (Consumer Finance)		56,824	2,705,391

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Financials (continued)
American Express Co. (Consumer Finance)		9,438	$ 1,544,057
Apollo Global Management, Inc. (Capital Markets)	(a)	7,097	514,036
Bank of America Corp. (Banks)		44,915	1,998,268
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	3,304	987,896
Capital One Financial Corp. (Consumer Finance)		2,854	414,087
Citigroup, Inc. (Banks)		42,055	2,539,701
FactSet Research Systems, Inc. (Capital Markets)		1,416	688,190
First Republic Bank (Banks)		22,072	4,558,089
Goldman Sachs Group, Inc. / The (Capital Markets)		902	345,060
Huntington Bancshares, Inc. (Banks)		9,129	140,769
Intercontinental Exchange, Inc. (Capital Markets)		9,610	1,314,360
JPMorgan Chase & Co. (Banks)		4,357	689,931
Marsh & McLennan Cos., Inc. (Insurance)		24,559	4,268,845
MetLife, Inc. (Insurance)		71,950	4,496,155
Moody's Corp. (Capital Markets)		1,862	727,260
Morgan Stanley (Capital Markets)		6,289	617,328
Pinnacle Financial Partners, Inc. (Banks)		4,171	398,331
PNC Financial Services Group, Inc. / The (Banks)		3,123	626,224
Regions Financial Corp. (Banks)		56,410	1,229,738
S&P Global, Inc. (Capital Markets)		10,760	5,077,967
Stifel Financial Corp. (Capital Markets)		13,257	933,558
Travelers Cos., Inc. / The (Insurance)		14,835	2,320,639
Voya Financial, Inc. (Diversified Financial Svs.)		58,429	3,874,427
Western Alliance Bancorp (Banks)		6,689	720,071
Willis Towers Watson PLC (Insurance)		990	235,115
			44,264,559
Health Care–9.7%
Abbott Laboratories (Health Care Equip. & Supplies)		12,678	1,784,302
AbbVie, Inc. (Biotechnology)		8,873	1,201,404
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		30,303	4,837,874
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	188	123,550
Amgen, Inc. (Biotechnology)		12,780	2,875,117
Anthem, Inc. (Health Care Providers & Svs.)		5,276	2,445,637
Bristol-Myers Squibb Co. (Pharmaceuticals)		5,218	325,342
Bruker Corp. (Life Sciences Tools & Svs.)		834	69,981
Cigna Corp. (Health Care Providers & Svs.)		3,342	767,423
CVS Health Corp. (Health Care Providers & Svs.)		17,783	1,834,494
Danaher Corp. (Life Sciences Tools & Svs.)		17,385	5,719,839
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	1,523	817,775
Eli Lilly & Co. (Pharmaceuticals)		10,034	2,771,591
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	7,418	4,884,456
Johnson & Johnson (Pharmaceuticals)		50,254	8,596,952
McKesson Corp. (Health Care Providers & Svs.)		9,559	2,376,081
Medtronic PLC (Health Care Equip. & Supplies)		5,771	597,010
Merck & Co., Inc. (Pharmaceuticals)		16,266	1,246,626
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	48	81,466
Pfizer, Inc. (Pharmaceuticals)		34,488	2,036,516
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,101	695,304
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,969	1,313,796
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		1,436	721,073
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		137	64,254
Zoetis, Inc. (Pharmaceuticals)		22,516	5,494,580
			53,682,443
Industrials–5.9%
Alaska Air Group, Inc. (Airlines)	(a)	15,297	796,974
AMETEK, Inc. (Electrical Equip.)		1,816	267,025
Builders FirstSource, Inc. (Building Products)	(a)	5,066	434,207
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		23,677	2,548,356
Caterpillar, Inc. (Machinery)		4,804	993,179
Equifax, Inc. (Professional Svs.)		5,037	1,474,783
Expeditors International of Washington, Inc. (Air Freight & Logistics)		7,163	961,919
Fortive Corp. (Machinery)		11,668	890,152
General Electric Co. (Industrial Conglomerates)		2,399	226,634
Honeywell International, Inc. (Industrial Conglomerates)		15,285	3,187,075
IHS Markit Ltd. (Professional Svs.)		3,813	506,824
Illinois Tool Works, Inc. (Machinery)		20,748	5,120,606
Johnson Controls International PLC (Building Products)		5,065	411,835
Landstar System, Inc. (Road & Rail)		7,176	1,284,648

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Lockheed Martin Corp. (Aerospace & Defense)		3,403	$ 1,209,460
Masco Corp. (Building Products)		18,228	1,279,970
Old Dominion Freight Line, Inc. (Road & Rail)		1,106	396,368
Otis Worldwide Corp. (Machinery)		29,455	2,564,647
Ryder System, Inc. (Road & Rail)		20,000	1,648,600
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	7,555	1,830,425
Trane Technologies PLC (Building Products)		8,113	1,639,069
United Parcel Service, Inc. Class B (Air Freight & Logistics)		13,233	2,836,361
Waste Connections, Inc. (Commercial Svs. & Supplies)		1,214	165,432
			32,674,549
Information Technology–21.2%
Adobe, Inc. (Software)	(a)	8,490	4,814,339
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	22,973	3,305,815
Apple, Inc. (Tech. Hardware, Storage & Periph.)		146,243	25,968,370
Applied Materials, Inc. (Semiconductors & Equip.)		9,636	1,516,321
Automatic Data Processing, Inc. (IT Svs.)		14,425	3,556,917
Cadence Design Systems, Inc. (Software)	(a)	2,732	509,108
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	10,350	952,407
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	78,100	4,386,877
EPAM Systems, Inc. (IT Svs.)	(a)	267	178,476
Fidelity National Information Services, Inc. (IT Svs.)		30,633	3,343,592
Global Payments, Inc. (IT Svs.)		4,947	668,735
HashiCorp, Inc. Class A (Software)	(a)	4,247	386,647
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		186,373	2,939,102
HP, Inc. (Tech. Hardware, Storage & Periph.)		3,074	115,798
Intel Corp. (Semiconductors & Equip.)		78,147	4,024,570
Intuit, Inc. (Software)		8,230	5,293,701
Juniper Networks, Inc. (Communications Equip.)		19,034	679,704
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	9,437	1,948,835
KLA Corp. (Semiconductors & Equip.)		501	215,485
Lam Research Corp. (Semiconductors & Equip.)		1,794	1,290,155
Mastercard, Inc. Class A (IT Svs.)		3,159	1,135,092
Microsoft Corp. (Software)		61,783	20,778,859
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		10,093	928,455
NVIDIA Corp. (Semiconductors & Equip.)		22,622	6,653,356
Okta, Inc. (IT Svs.)	(a)	602	134,950
PayPal Holdings, Inc. (IT Svs.)	(a)	5,136	968,547
QUALCOMM, Inc. (Semiconductors & Equip.)		7,938	1,451,622
salesforce.com, Inc. (Software)	(a)	3,689	937,486
ServiceNow, Inc. (Software)	(a)	6,086	3,950,483
Texas Instruments, Inc. (Semiconductors & Equip.)		8,245	1,553,935
Visa, Inc. (IT Svs.)		36,554	7,921,617
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	13,515	881,313
Workday, Inc. Class A (Software)	(a)	11,344	3,098,954
Xilinx, Inc. (Semiconductors & Equip.)		2,431	515,445
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	495	294,624
			117,299,692
Materials–1.5%
Avery Dennison Corp. (Containers & Packaging)		583	126,260
Corteva, Inc. (Chemicals)		14,694	694,732
Ecolab, Inc. (Chemicals)		20,194	4,737,311
Mosaic Co. / The (Chemicals)		13,375	525,504
Vulcan Materials Co. (Construction Materials)		7,588	1,575,117
Westrock Co. (Containers & Packaging)		9,908	439,519
			8,098,443
Real Estate–2.2%
American Homes 4 Rent Class A (Equity REIT)		6,522	284,424
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	12,088	1,311,669
Crown Castle International Corp. (Equity REIT)		931	194,337
CubeSmart (Equity REIT)		50,039	2,847,720
Extra Space Storage, Inc. (Equity REIT)		2,891	655,476
Life Storage, Inc. (Equity REIT)		8,348	1,278,747
Prologis, Inc. (Equity REIT)		33,494	5,639,050
			12,211,423
Utilities–1.6%
CMS Energy Corp. (Multi-Utilities)		2,454	159,633

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Utilities (continued)
Consolidated Edison, Inc. (Multi-Utilities)		29,875	$ 2,548,935
DTE Energy Co. (Multi-Utilities)		22,662	2,709,015
NextEra Energy, Inc. (Electric Utilities)		12,957	1,209,665
OGE Energy Corp. (Electric Utilities)		50,189	1,926,254
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	7,304	203,928
			8,757,430
Total Common Stocks (Cost $326,832,376)			$395,987,337

Corporate Bonds–26.4%		Rate	Maturity	Face Amount	Value
Communication Services–2.3%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$ 1,208,349
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		3.700%	04/01/2051	1,200,000	1,160,144
Comcast Corp. (Media)		3.250%	11/01/2039	2,000,000	2,110,083
Lamar Media Corp. (Media)		4.875%	01/15/2029	800,000	835,000
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	1,400,000	1,469,449
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	196,241
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,200,000	1,312,504
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,175,651
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	1,164,790
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	948,887
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	750,000	848,150
					12,429,248
Consumer Discretionary–1.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,175,334
Aptiv PLC (Auto Components)		4.350%	03/15/2029	150,000	170,031
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	2,000,000	1,918,764
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	1,113,569
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	2,205,072
Lear Corp. (Auto Components)		3.500%	05/30/2030	1,000,000	1,072,366
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	1,000,000	986,199
Target Corp. (Multiline Retail)		2.350%	02/15/2030	2,000,000	2,055,298
					10,696,633
Consumer Staples–2.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,413,620
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,040,640
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	1,000,000	1,100,048
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	2,221,065
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	2,000,000	2,116,617
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	800,000	777,249
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	2,042,489
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,200,000	1,174,168
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	1,000,000	1,069,597
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	800,000	939,586
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	1,077,492
					15,972,571
Energy–2.6%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	1,065,877
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,055,584
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,200,000	1,213,748
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	3.750%	10/01/2027	1,000,000	1,096,193
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	2.400%	02/15/2031	1,200,000	1,203,814
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	1,124,900
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	1,000,000	1,175,269
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,203,397
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	800,000	917,383
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,744,315
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b)	2.900%	03/01/2030	1,000,000	1,015,746
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,079,578
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	124,137
					14,019,941
Financials–6.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	1,000,000	1,021,035
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.875%	01/16/2024	1,000,000	1,063,457
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/30/2032	1,000,000	1,018,772
American International Group, Inc. (Insurance)		3.875%	01/15/2035	150,000	165,840

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Ares Capital Corp. (Capital Markets)		3.200%	11/15/2031	$1,500,000	$ 1,474,773
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	214,519
BlackRock, Inc. (Capital Markets)		2.100%	02/25/2032	1,000,000	992,167
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c)	2.280%	01/28/2026	1,000,000	1,018,358
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	1,000,000	1,071,646
Citigroup, Inc. (Banks)		4.125%	07/25/2028	1,000,000	1,097,406
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	1,038,455
Citigroup, Inc. (Rate is fixed until 05/01/2031, at which point, the rate becomes SOFR + 117) (Banks)	(c)	2.561%	05/01/2032	2,000,000	2,010,372
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	1,023,568
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c)	4.682%	08/09/2028	250,000	261,282
Ford Motor Credit Co. LLC (Consumer Finance)		3.087%	01/09/2023	2,000,000	2,033,810
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	06/10/2031	3,000,000	2,989,301
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	1,067,208
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	226,861
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	1,077,521
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(c)	2.956%	05/13/2031	1,000,000	1,035,374
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,100,880
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c)	2.699%	01/22/2031	1,500,000	1,534,627
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	1,000,000	1,090,315
PNC Bank N.A. (Banks)		4.050%	07/26/2028	1,950,000	2,186,750
State Street Corp. (Capital Markets)		2.200%	03/03/2031	1,000,000	991,232
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,059,131
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	2,500,000	2,570,531
U.S. Bancorp (Banks)		1.375%	07/22/2030	1,000,000	940,923
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,500,000	1,575,617
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c)	3.068%	04/30/2041	800,000	820,420
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(c)	2.894%	02/04/2030	1,500,000	1,532,167
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	216,292
					37,520,610
Health Care–1.8%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	1,069,192
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	2,000,000	2,404,345
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	2,000,000	2,249,149
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	800,000	825,966
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,200,000	1,134,782
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	2,241,526
					9,924,960
Industrials–1.8%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	1,000,000	1,012,380
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	2,027,478
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,543,774
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	126,116
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	1,205,801
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	800,000	785,674
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	113,910
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	1,050,875
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	200,000	224,555
Waste Connections, Inc. (Commercial Svs. & Supplies)		2.600%	02/01/2030	2,000,000	2,040,613
					10,131,176
Information Technology–1.4%
Broadcom, Inc. (Semiconductors & Equip.)	(b)	2.600%	02/15/2033	1,000,000	974,896
HP, Inc. (Tech. Hardware, Storage & Periph.)	(b)	2.650%	06/17/2031	3,000,000	2,957,561
Oracle Corp. (Software)		4.300%	07/08/2034	2,100,000	2,325,883
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	100,000	106,040
VMware, Inc. (Software)		2.200%	08/15/2031	1,200,000	1,178,634
					7,543,014
Materials–1.4%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	100,000	107,516
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,618,257

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Glencore Funding LLC (Metals & Mining)	(b)	2.850%	04/27/2031	$3,000,000	$ 2,965,434
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	1,117,101
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	1,000,000	1,103,440
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	800,000	843,505
					7,755,253
Real Estate–0.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,104,037
American Tower Corp. (Equity REIT)		2.750%	01/15/2027	2,000,000	2,061,358
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(b)	4.625%	12/01/2029	700,000	744,958
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,041,802
					4,952,155
Utilities–2.6%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,152,713
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,000,000	1,122,830
Ameren Corp. (Multi-Utilities)		2.500%	09/15/2024	1,000,000	1,026,781
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	1,000,000	1,078,678
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	118,752
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	2,500,000	2,596,125
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	1,211,917
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,196,239
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,600,344
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	1,034,631
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	228,313
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	1,000,000	1,061,643
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,000,000	1,120,754
					14,549,720
Total Corporate Bonds (Cost $140,725,565)					$145,495,281

Asset-Backed Securities–0.5%	Rate	Maturity	Face Amount	Value
Industrials–0.5%
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%	02/20/2034	$1,893,055	$ 1,863,731
United Airlines 2016-1 Class B Pass Through Trust	3.650%	01/07/2026	140,046	138,488
United Airlines 2019-2 Class AA Pass Through Trust	2.700%	05/01/2032	935,578	927,411
Total Asset-Backed Securities (Cost $2,968,679)				$ 2,929,630

Money Market Funds–1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(d)	6,973,854	$ 6,974,552
Total Money Market Funds (Cost $6,974,598)			$ 6,974,552
Total Investments – 99.9% (Cost $477,501,218)	(e)		$551,386,800
Other Assets in Excess of Liabilities – 0.1%	(f)		423,265
Net Assets – 100.0%			$551,810,065

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 1.260% at 12/31/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 12/31/2021
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 1.350% at 12/31/2021
USSW5:	USD Swap Semi 30/360 5 Year, 1.370% at 12/31/2021

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2021, the value of these securities totaled $11,294,431, or 2.0% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2021.
(d)	Rate represents the seven-day yield at December 31, 2021.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(f)	Includes $287,500 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	25	March 18, 2022	$5,883,300	$5,948,125	$64,825	$(20,672)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited)
Objective/Strategy
The ON Blackrock Advantage International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).
Performance as of December 31, 2021
Average Annual returns
One year	13.49%
Five years	9.96%
Ten years	6.36%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.91% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 13.49% versus 11.26% for its benchmark, the MSCI EAFE Index (Net - USD).
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Despite weakness in the third quarter, strong performance throughout the remainder of the year led to the Portfolio’s outperformance, driven by sentiment and fundamental measures.
Trend-based sentiment stock selection insights drove gains, benefitting from increased corporate visibility in 2021. Faster moving alternative data insights that look toward internet search trends, credit card transactions, and mobile app usage were also able to help position the Portfolio around the changeable market backdrop. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Text analyses of company executive commentaries, used to capture both short-term results and long-term fundamentals, also benefitted performance, by correctly capturing strong corporate earnings.
Fundamental measures also supported positive performance. Efficiency related measures were top contributors, driven by traditional insights that evaluate cash flow usage. Elsewhere, insights designed to penalize richly priced tech stocks performed well amid the volatility across speculative names within the Information Technology sector. Conversely, despite benefitting from the value style rally at the beginning of the year, traditional measures evaluating cash flows across valuations struggled against the shifting market style preferences. Performance from environmental, social and governance (“ESG”) related measures detracted for the year. Notably, environmental measures, which tend to have a pro-growth orientation, struggled early in the year, amid the strong reflationary market tone. However, they increasingly demonstrated negative sensitivity to surging commodity prices during third quarter, amid energy supply shortages in Europe. Of note, human capital insights, such as employee benefits, helped offset ESG-related weakness.
Macro thematic measures also performed well, with insights that look at industry-wide corporate actions, such as mergers, motivating a successful overweight to Industrials. (1)
Q.  How did country selection impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively neutral approach to country weighting and seeks to derive the majority of any excess return from security selection. Country allocation decisions contributed modestly to relative returns, led by overweight positions to Denmark and France. As expected, however, security selection had a more meaningful impact on the Portfolio’s relative outperformance, led by selection within Japan and Australia. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. However, sector allocation decisions contributed to relative returns. An overweight stance to Information Technology stocks was a contributor. Notably, however, security selection had a more meaningful impact on relative outperformance. Stock selection in Financials, Information Technology, and Industrials were key contributors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Japanese semiconductor company Tokyo Electron Ltd. was a top contributor to relative performance, as the stock benefitted from the broader rise of semiconductor companies. An overweight to Novo Nordisk A/S Class B, a Danish pharmaceutical company, was also a top contributor, as the stock benefitted from strong earnings results and the growth style rally.
In contrast, an underweight to Nestle SA was a key detractor from relative performance, as the stock benefitted from rising inflation. Further hindering results was an out of benchmark allocation to French petroleum and chemical product company Rubis SCA, as it faced mounting COVID-19 issues in the Caribbean region. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contributed 18 basis points to absolute return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4) (5)	97.3
Preferred Securities (4) (5)	0.7
Money Market Funds and Other Net Assets	2.0
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	ASML Holding N.V.	2.5
2.	Novartis AG	2.0
3.	SAP SE	1.8
4.	Siemens AG	1.6
5.	Diageo PLC	1.6
6.	L'Oreal SA	1.6
7.	Novo Nordisk A/S Class B	1.6
8.	Nestle SA	1.4
9.	Schneider Electric SE	1.3
10.	Deutsche Post AG	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):
% of Net Assets
Japan	20.4
France	12.2
United Kingdom	11.3
Germany	10.3
Switzerland	8.6
Netherlands	6.9
Australia	5.2
Sweden	4.9
Finland	2.7
Denmark	2.3
(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Industrials	17.3
Financials	15.9
Information Technology	11.7
Consumer Staples	11.6
Health Care	11.5
Consumer Discretionary	10.1
Materials	6.9
Communication Services	4.3
Energy	4.0
Utilities	2.5
Real Estate	2.2
98.0

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–97.3%		Shares	Value
Japan–20.4%
Advantest Corp. (Information Technology)	(a)	18,300	$ 1,732,994
Air Water, Inc. (Materials)	(a)	2,000	30,911
Amada Co. Ltd. (Industrials)	(a)	164,900	1,632,819
Asahi Kasei Corp. (Materials)	(a)	115,600	1,088,992
Bridgestone Corp. (Consumer Discretionary)	(a)	89,800	3,855,352
Calbee, Inc. (Consumer Staples)	(a)	6,000	139,322
Canon, Inc. (Information Technology)	(a)	5,200	126,847
Casio Computer Co. Ltd. (Consumer Discretionary)	(a)	88,000	1,133,134
Chugai Pharmaceutical Co. Ltd. (Health Care)	(a)	19,000	619,324
COMSYS Holdings Corp. (Industrials)	(a)	2,100	46,784
Dai-ichi Life Holdings, Inc. (Financials)	(a)	5,600	112,952
Daiichi Sankyo Co. Ltd. (Health Care)	(a)	21,400	544,660
Daikin Industries Ltd. (Industrials)	(a)	7,800	1,766,850
Daito Trust Construction Co. Ltd. (Real Estate)	(a)	17,500	2,007,619
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	5,100	146,569
DMG Mori Co. Ltd. (Industrials)	(a)	21,000	361,301
Eisai Co. Ltd. (Health Care)	(a)	13,600	772,042
FANUC Corp. (Industrials)	(a)	500	106,281
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	700	397,911
Fuji Oil Holdings, Inc. (Consumer Staples)	(a)	71,300	1,439,884
FUJIFILM Holdings Corp. (Information Technology)	(a)	8,000	593,074
Hikari Tsushin, Inc. (Consumer Discretionary)	(a)	2,400	369,618
Hisamitsu Pharmaceutical Co., Inc. (Health Care)	(a)	5,900	203,813
Honda Motor Co. Ltd. (Consumer Discretionary)	(a)	41,800	1,189,241
Hoya Corp. (Health Care)	(a)	20,300	3,012,352
Hulic Co. Ltd. (Real Estate)	(a)	26,100	248,198
Inpex Corp. (Energy)	(a)	124,300	1,080,863
ITOCHU Corp. (Industrials)	(a)	88,100	2,695,321
Itochu Techno-Solutions Corp. (Information Technology)	(a)	2,100	67,552
Japan Post Holdings Co. Ltd. (Financials)	(a)	427,800	3,332,678
Japan Tobacco, Inc. (Consumer Staples)	(a)	253,600	5,120,676
Kao Corp. (Consumer Staples)	(a)	17,200	900,838
KDDI Corp. (Communication Services)	(a)	17,700	517,613
Keyence Corp. (Information Technology)	(a)	3,400	2,137,777
Komatsu Ltd. (Industrials)	(a)	4,800	112,253
Kuraray Co. Ltd. (Materials)	(a)	8,900	77,399
Lion Corp. (Consumer Staples)	(a)	39,500	528,037
Marubeni Corp. (Industrials)	(a)	51,700	503,713
Mitsubishi Electric Corp. (Industrials)	(a)	15,000	190,395
Mitsubishi Gas Chemical Co., Inc. (Materials)	(a)	1,900	32,208
MS&AD Insurance Group Holdings, Inc. (Financials)	(a)	83,300	2,564,998
Murata Manufacturing Co. Ltd. (Information Technology)	(a)	16,300	1,300,128
NEC Corp. (Information Technology)	(a)	50,400	2,330,481
NET One Systems Co. Ltd. (Information Technology)	(a)	12,100	325,584
Nexon Co. Ltd. (Communication Services)	(a)	18,000	348,052
NGK Spark Plug Co. Ltd. (Consumer Discretionary)	(a)	11,300	196,759
NH Foods Ltd. (Consumer Staples)	(a)	6,700	241,575
Nihon M&A Center Holdings, Inc. (Industrials)	(a)	8,000	196,233
Nikon Corp. (Consumer Discretionary)	(a)	3,300	35,548
Nippon Telegraph & Telephone Corp. (Communication Services)	(a)	11,400	311,770
Nomura Real Estate Holdings, Inc. (Real Estate)	(a)	3,400	78,343
Obic Co. Ltd. (Information Technology)	(a)	3,800	711,167
Olympus Corp. (Health Care)	(a)	111,800	2,574,444
Omron Corp. (Information Technology)	(a)	16,400	1,634,216
Rakus Co. Ltd. (Information Technology)	(a)	10,800	289,827
Recruit Holdings Co. Ltd. (Industrials)	(a)	54,000	3,286,207
Relo Group, Inc. (Real Estate)	(a)	10,300	185,883
Common Stocks (Continued)		Shares	Value
Japan (continued)
Santen Pharmaceutical Co. Ltd. (Health Care)	(a)	3,200	$ 39,068
Secom Co. Ltd. (Industrials)	(a)	4,600	319,637
Sekisui House Ltd. (Consumer Discretionary)	(a)	176,700	3,801,831
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	11,800	2,048,189
SoftBank Corp. (Communication Services)	(a)	83,200	1,050,863
SoftBank Group Corp. (Communication Services)	(a)	35,000	1,677,905
Sony Group Corp. (Consumer Discretionary)	(a)	5,000	631,391
Subaru Corp. (Consumer Discretionary)	(a)	34,500	616,439
Sumitomo Chemical Co. Ltd. (Materials)	(a)	989,200	4,664,879
Sumitomo Corp. (Industrials)	(a)	259,300	3,837,482
Sumitomo Heavy Industries Ltd. (Industrials)	(a)	1,700	41,264
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	170,400	5,818,696
Sundrug Co. Ltd. (Consumer Staples)	(a)	11,000	287,577
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	18,600	673,561
T&D Holdings, Inc. (Financials)	(a)	44,500	568,522
Taiheiyo Cement Corp. (Materials)	(a)	4,300	84,914
TDK Corp. (Information Technology)	(a)	4,700	183,422
Teijin Ltd. (Materials)	(a)	4,300	52,926
Terumo Corp. (Health Care)	(a)	75,200	3,176,493
Tokio Marine Holdings, Inc. (Financials)	(a)	46,100	2,566,370
Tokyo Electron Ltd. (Information Technology)	(a)	11,100	6,388,853
Tokyo Gas Co. Ltd. (Utilities)	(a)	84,500	1,516,806
Toshiba Corp. (Industrials)	(a)	11,900	489,666
Toyota Motor Corp. (Consumer Discretionary)	(a)	89,600	1,656,040
Trend Micro, Inc. (Information Technology)	(a)(b)	15,700	871,601
Unicharm Corp. (Consumer Staples)	(a)	48,900	2,127,500
Yamada Holdings Co. Ltd. (Consumer Discretionary)	(a)	253,600	866,983
Yamaha Motor Co. Ltd. (Consumer Discretionary)	(a)	3,300	79,263
			103,725,523
France–12.2%
Air Liquide SA (Materials)	(a)	16,396	2,859,533
Amundi SA (Financials)	(a)	10,017	826,246
AXA SA (Financials)	(a)	34,576	1,029,094
Capgemini SE (Information Technology)	(a)	15,867	3,888,692
Credit Agricole SA (Financials)	(a)	30,135	429,644
Dassault Systemes SE (Information Technology)	(a)	90,035	5,343,158
Electricite de France SA (Utilities)	(a)	227,640	2,677,340
Engie SA (Utilities)	(a)	282,258	4,178,937
Hermes International (Consumer Discretionary)	(a)	1,957	3,419,609
Kering SA (Consumer Discretionary)	(a)	5,501	4,413,736
Klepierre SA (Real Estate)	(a)	28,748	680,242
Legrand SA (Industrials)	(a)	10,353	1,212,554
L'Oreal SA (Consumer Staples)	(a)	16,854	8,036,201
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	3,869	3,197,472
Pernod Ricard SA (Consumer Staples)	(a)	2,562	616,360
Publicis Groupe SA (Communication Services)	(a)	4,745	319,690
Rubis SCA (Utilities)	(a)	57,537	1,720,541
Sanofi (Health Care)	(a)	12,164	1,220,584
Sartorius Stedim Biotech (Health Care)	(a)	1,513	830,948
Schneider Electric SE (Industrials)	(a)	34,200	6,723,562
Societe Generale SA (Financials)	(a)	82,724	2,843,117
Sodexo SA (Consumer Discretionary)	(a)	4,067	356,546
Teleperformance (Industrials)	(a)	2,899	1,296,073
TotalEnergies SE (Energy)	(a)	73,933	3,763,205
Unibail-Rodamco-Westfield (Real Estate)	(a)(b)	530	37,089
Wendel SE (Financials)	(a)	382	45,773
			61,965,946
United Kingdom–11.3%
3i Group PLC (Financials)	(a)	10,447	204,795

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
United Kingdom (continued)
Anglo American PLC (Materials)	(a)	33,840	$ 1,391,914
Ashtead Group PLC (Industrials)	(a)	68,539	5,525,239
Associated British Foods PLC (Consumer Staples)	(a)	41,242	1,128,956
AstraZeneca PLC (Health Care)	(a)	46,567	5,437,598
Bellway PLC (Consumer Discretionary)	(a)	7,746	352,056
BP PLC (Energy)	(a)	604,838	2,710,050
British American Tobacco PLC (Consumer Staples)	(a)	163,175	6,058,966
BT Group PLC (Communication Services)	(a)	452,469	1,040,904
Burberry Group PLC (Consumer Discretionary)	(a)	21,929	541,257
Compass Group PLC (Consumer Discretionary)	(a)(b)	17,200	387,235
Croda International PLC (Materials)	(a)	5,210	713,621
Diageo PLC (Consumer Staples)	(a)	148,438	8,116,002
Future PLC (Communication Services)	(a)	1,782	92,256
GlaxoSmithKline PLC (Health Care)	(a)	81,182	1,767,555
Greggs PLC (Consumer Discretionary)	(a)	12,334	558,301
Halma PLC (Information Technology)	(a)	669	29,007
HomeServe PLC (Industrials)	(a)	67,949	804,294
IG Group Holdings PLC (Financials)	(a)	36,368	401,988
IMI PLC (Industrials)	(a)	19,757	465,949
International Consolidated Airlines Group SA (Industrials)	(a)(b)	240,671	468,402
ITV PLC (Communication Services)	(a)(b)	845,977	1,272,024
Kingfisher PLC (Consumer Discretionary)	(a)	138,137	635,395
Lloyds Banking Group PLC (Financials)	(a)	3,759,444	2,441,350
Next PLC (Consumer Discretionary)	(a)	5,397	596,924
Persimmon PLC (Consumer Discretionary)	(a)	1,911	74,069
Phoenix Group Holdings PLC (Financials)	(a)	9,639	85,325
RELX PLC (Industrials)	(a)	77,272	2,522,691
Rightmove PLC (Communication Services)	(a)	120,106	1,296,038
Rio Tinto PLC (Materials)	(a)	5,379	354,725
Royal Mail PLC (Industrials)	(a)	9,739	66,773
Smiths Group PLC (Industrials)	(a)	54,831	1,173,673
Standard Chartered PLC (Financials)	(a)	241,315	1,467,384
Taylor Wimpey PLC (Consumer Discretionary)	(a)	25,439	60,650
Tesco PLC (Consumer Staples)	(a)	635,103	2,500,447
Unilever PLC (Consumer Staples)	(a)	47,915	2,570,470
Unilever PLC (Consumer Staples)	(a)	9,749	522,607
WH Smith PLC (Consumer Discretionary)	(a)(b)	1,161	23,336
Whitbread PLC (Consumer Discretionary)	(a)(b)	36,470	1,483,513
WPP PLC (Communication Services)	(a)	5,923	90,194
			57,433,933
Germany–9.6%
Allianz SE (Financials)	(a)	22,232	5,243,609
Bayer AG (Health Care)	(a)	27,041	1,444,105
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	23,933	2,394,311
Covestro AG (Materials)	(a)	5,982	368,180
Daimler AG (Consumer Discretionary)	(a)	1,238	94,588
Deutsche Boerse AG (Financials)	(a)	8,099	1,352,326
Deutsche Post AG (Industrials)	(a)	101,156	6,506,430
DWS Group GmbH & Co. KGaA (Financials)	(a)	22,239	896,810
Evonik Industries AG (Materials)	(a)	136,432	4,407,500
Fraport AG Frankfurt Airport Services Worldwide (Industrials)	(a)(b)	462	30,934
Freenet AG (Communication Services)	(a)	8,420	222,524
Gerresheimer AG (Health Care)	(a)	14,202	1,365,507
Hella GmbH & Co. KGaA (Consumer Discretionary)	(c)	2	136
HOCHTIEF AG (Industrials)	(a)	3,976	320,211
HUGO BOSS AG (Consumer Discretionary)	(a)	3,183	192,680
Merck KGaA (Health Care)	(a)	1,175	302,277
MTU Aero Engines AG (Industrials)	(a)	1,874	380,504
SAP SE (Information Technology)	(a)	63,554	8,944,558
Scout24 SE (Communication Services)	(a)	69,811	4,874,644
Siemens AG (Industrials)	(a)	48,304	8,366,387
Common Stocks (Continued)		Shares	Value
Germany (continued)
Telefonica Deutschland Holding AG (Communication Services)	(a)	62,223	$ 172,593
Wacker Chemie AG (Materials)	(a)	6,538	971,947
			48,852,761
Switzerland–8.6%
ABB Ltd. (Industrials)	(a)	163,737	6,240,472
Adecco Group AG (Industrials)	(a)	5,504	280,469
Baloise Holding AG (Financials)	(a)	2,272	370,820
Banque Cantonale Vaudoise (Financials)	(a)	5,866	454,995
Cie Financiere Richemont SA (Consumer Discretionary)	(a)	30,885	4,615,294
Givaudan SA (Materials)	(a)	952	4,994,767
Glencore PLC (Materials)	(a)	8,880	45,246
IWG PLC (Real Estate)	(a)(b)	101,190	398,815
Nestle SA (Consumer Staples)	(a)	52,180	7,285,230
Novartis AG (Health Care)	(a)	114,094	10,025,665
Partners Group Holding AG (Financials)	(a)	1,172	1,934,749
PSP Swiss Property AG (Real Estate)	(a)	327	40,749
Roche Holding AG (Health Care)	(a)	10,590	4,393,379
Roche Holding AG (Health Care)	(a)	331	148,149
Swatch Group AG / The (Consumer Discretionary)	(a)	511	155,618
Tecan Group AG (Health Care)	(a)	570	346,199
VAT Group AG (Industrials)	(a)	785	388,986
Zurich Insurance Group AG (Financials)	(a)	3,570	1,563,942
			43,683,544
Netherlands–6.9%
Adyen N.V. (Information Technology)	(a)(b)	469	1,231,125
Argenx SE (Health Care)	(a)(b)	612	217,632
ASML Holding N.V. (Information Technology)	(a)	16,017	12,829,935
ASR Nederland N.V. (Financials)	(a)	65,819	3,031,179
IMCD N.V. (Industrials)	(a)	5,832	1,288,890
Koninklijke Ahold Delhaize N.V. (Consumer Staples)	(a)	76,732	2,633,161
Koninklijke KPN N.V. (Communication Services)	(a)	301,506	934,857
Koninklijke Philips N.V. (Health Care)	(a)	2,359	87,310
NN Group N.V. (Financials)	(a)	4,022	217,511
PostNL N.V. (Industrials)	(a)	212,234	922,829
Randstad N.V. (Industrials)	(a)	30,424	2,075,441
Royal Dutch Shell PLC Class A (Energy)	(a)	187,041	4,098,891
Royal Dutch Shell PLC Class B (Energy)	(a)	70,422	1,546,226
Stellantis N.V. (Consumer Discretionary)	(a)	7,751	146,328
Wolters Kluwer N.V. (Industrials)	(a)	33,703	3,966,872
			35,228,187
Australia–5.2%
AGL Energy Ltd. (Utilities)	(a)	133,683	597,265
Alumina Ltd. (Materials)	(a)	79,799	108,552
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	76,453	2,425,285
Aurizon Holdings Ltd. (Industrials)	(a)	371,055	942,712
BHP Group Ltd. (Materials)	(a)	157,873	4,766,458
BHP Group PLC (Materials)	(a)	6,433	191,412
Charter Hall Group (Real Estate)	(a)	2,926	43,773
CSL Ltd. (Health Care)	(a)	13,312	2,815,491
Goodman Group (Real Estate)	(a)	36,065	695,218
Harvey Norman Holdings Ltd. (Consumer Discretionary)	(a)	58,787	211,301
JB Hi-Fi Ltd. (Consumer Discretionary)	(a)	20,489	720,484
Medibank Pvt. Ltd. (Financials)	(a)	1,354,272	3,298,466
Mirvac Group (Real Estate)	(a)	558,554	1,182,333
Nine Entertainment Co. Holdings Ltd. (Communication Services)	(a)	11,857	25,057
Orora Ltd. (Materials)	(a)	11,281	28,791
QBE Insurance Group Ltd. (Financials)	(a)	19,831	163,759

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Australia (continued)
REA Group Ltd. (Communication Services)	(a)	25,071	$ 3,057,198
Scentre Group (Real Estate)	(a)	1,002,806	2,306,832
Sonic Healthcare Ltd. (Health Care)	(a)	916	31,067
South32 Ltd. (Materials)	(a)	400,721	1,171,941
Stockland (Real Estate)	(a)	219,699	677,775
WiseTech Global Ltd. (Information Technology)	(a)	18,847	799,328
Worley Ltd. (Energy)	(a)	28,928	224,111
			26,484,609
Sweden–4.9%
Atlas Copco AB Class A (Industrials)	(a)	38,039	2,628,526
Atlas Copco AB Class B (Industrials)	(a)	5,907	346,979
Avanza Bank Holding AB (Financials)	(a)	1,505	55,127
Castellum AB (Real Estate)	(a)	15,561	418,439
Elekta AB Class B (Health Care)	(a)	103,521	1,308,870
Evolution AB (Consumer Discretionary)	(a)	5,044	712,924
Fastighets AB Balder (Real Estate)	(a)(b)	743	53,469
Hexagon AB Class B (Information Technology)	(a)	62,197	985,234
Indutrade AB (Industrials)	(a)	16,866	514,937
Investor AB Class B (Financials)	(a)	212,412	5,330,119
L E Lundbergforetagen AB Class B (Financials)	(a)	6,113	342,485
Lundin Energy AB (Energy)	(a)	29,395	1,051,834
Saab AB Class B (Industrials)	(a)	86,632	2,200,427
Sagax AB Class B (Real Estate)	(a)	14,915	501,703
Samhallsbyggnadsbolaget I Norden AB (Real Estate)	(a)	10,222	74,956
Svenska Handelsbanken AB Class A (Financials)	(a)	60,079	649,330
Swedbank AB (Financials)	(a)	7,627	153,271
Swedish Match AB (Consumer Staples)	(a)	591,585	4,696,405
Tele2 AB Class B (Communication Services)	(a)	39,849	568,472
Telefonaktiebolaget LM Ericsson Class B (Information Technology)	(a)	179,848	1,978,875
Volvo AB Class B (Industrials)	(a)	3,101	71,715
			24,644,097
Finland–2.7%
Kesko Oyj Class B (Consumer Staples)	(a)	35,082	1,169,311
Kone Oyj Class B (Industrials)	(a)	67,915	4,873,490
Neste Oyj (Energy)	(a)	26,067	1,282,908
Nokia Oyj (Information Technology)	(a)(b)	399,074	2,527,609
Nordea Bank Abp (Financials)	(a)	303,160	3,698,111
			13,551,429
Denmark–2.3%
AP Moller - Maersk A/S Class B (Industrials)	(a)	111	396,194
Carlsberg AS Class B (Consumer Staples)	(a)	4,888	843,902
Coloplast A/S Class B (Health Care)	(a)	7,667	1,349,969
Demant A/S (Health Care)	(a)(b)	1,560	79,881
Genmab A/S (Health Care)	(a)(b)	2,537	1,012,651
Novo Nordisk A/S Class B (Health Care)	(a)	71,303	8,009,171
			11,691,768
Hong Kong–2.1%
AIA Group Ltd. (Financials)	(a)	631,000	6,368,582
CK Hutchison Holdings Ltd. (Industrials)	(a)	61,500	395,963
Kerry Properties Ltd. (Real Estate)	(a)	249,500	649,788
Link REIT (Real Estate)	(a)	8,200	72,236
NWS Holdings Ltd. (Industrials)	(a)	68,000	63,791
Swire Properties Ltd. (Real Estate)	(a)	298,000	747,050
Techtronic Industries Co. Ltd. (Industrials)	(a)	105,500	2,103,132
			10,400,542
Italy–1.8%
Amplifon SpA (Health Care)	(a)	4,510	242,675
Banca Mediolanum SpA (Financials)	(a)	52,056	513,191
Banco BPM SpA (Financials)	(a)	12,002	35,935
BPER Banca (Financials)	(a)	270,484	559,013
Common Stocks (Continued)		Shares	Value
Italy (continued)
Enel SpA (Utilities)	(a)	6,699	$ 53,566
Hera SpA (Utilities)	(a)	58,480	243,064
Intesa Sanpaolo SpA (Financials)	(a)	1,312,093	3,389,035
Italgas SpA (Utilities)	(a)	80,485	553,243
Mediobanca Banca di Credito Finanziario SpA (Financials)	(a)	236,051	2,709,978
Moncler SpA (Consumer Discretionary)	(a)	3,652	263,924
Pirelli & C SpA (Consumer Discretionary)	(a)	26,906	186,607
PRADA SpA (Consumer Discretionary)	(a)	42,700	273,420
Reply SpA (Information Technology)	(a)	1,382	280,695
UniCredit SpA (Financials)	(a)	1,466	22,534
			9,326,880
Spain–1.6%
Acciona SA (Utilities)	(a)	4,965	945,030
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	210,509	1,248,524
Banco de Sabadell SA (Financials)	(a)(b)	82,289	54,842
Banco Santander SA (Financials)	(a)	23,175	76,966
Bankinter SA (Financials)	(a)	50,897	259,327
Fluidra SA (Industrials)	(a)	27,569	1,099,513
Iberdrola SA (Utilities)	(a)	6,476	76,676
Industria de Diseno Textil SA (Consumer Discretionary)	(a)	109,610	3,534,926
Repsol SA (Energy)	(a)	53,795	637,101
			7,932,905
Ireland–1.5%
AIB Group PLC (Financials)	(a)(b)	13,753	33,512
Bank of Ireland Group PLC (Financials)	(a)(b)	39,321	222,693
Experian PLC (Industrials)	(a)	68,729	3,385,306
James Hardie Industries PLC (Materials)	(a)	76,949	3,097,362
Kerry Group PLC Class A (Consumer Staples)	(a)	366	47,220
Kingspan Group PLC (Industrials)	(a)	7,768	926,606
			7,712,699
Israel–1.5%
Bank Hapoalim BM (Financials)	(a)	340,387	3,503,249
Bank Leumi Le-Israel BM (Financials)	(a)	4,609	49,436
Israel Discount Bank Ltd. Class A (Financials)	(a)	118,868	798,111
Mizrahi Tefahot Bank Ltd. (Financials)	(a)	3,979	153,234
Nice Ltd. (Information Technology)	(a)(b)	5,388	1,633,941
Teva Pharmaceutical Industries Ltd. (Health Care)	(a)(b)	172,149	1,406,055
			7,544,026
Singapore–1.5%
Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	(a)	169,600	2,590,319
Oversea-Chinese Banking Corp. Ltd. (Financials)	(a)	94,300	798,131
Singapore Telecommunications Ltd. (Communication Services)	(a)	1,889,000	3,251,876
Suntec Real Estate Investment Trust (Real Estate)	(a)	84,500	94,644
United Overseas Bank Ltd. (Financials)	(a)	33,600	671,050
			7,406,020
Austria–1.0%
ANDRITZ AG (Industrials)	(a)	20,564	1,057,669
BAWAG Group AG (Financials)	(a)	16,326	1,001,294
Erste Group Bank AG (Financials)	(a)	54,485	2,554,277
Raiffeisen Bank International AG (Financials)	(a)	8,106	238,077
Wienerberger AG (Materials)	(a)	3,849	141,349
			4,992,666
Norway–0.8%
DNB Bank ASA (Financials)	(a)	2,518	57,596
Equinor ASA (Energy)	(a)	152,356	4,034,278

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Norway (continued)
Gjensidige Forsikring ASA (Financials)	(a)	3,788	$ 91,901
Nordic Semiconductor ASA (Information Technology)	(a)(b)	1,549	51,948
			4,235,723
Belgium–0.7%
D'ieteren Group (Consumer Discretionary)	(a)	1,243	242,313
Groupe Bruxelles Lambert SA (Financials)	(a)	14,340	1,601,589
Solvay SA (Materials)	(a)	11,933	1,387,282
Warehouses De Pauw CVA (Real Estate)	(a)	1,786	85,718
			3,316,902
New Zealand–0.4%
Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	(a)	79,396	1,778,753
Mainfreight Ltd. (Industrials)	(a)	407	26,145
Spark New Zealand Ltd. (Communication Services)	(a)	131,363	406,239
			2,211,137
Portugal–0.2%
Jeronimo Martins SGPS SA (Consumer Staples)	(a)	44,336	1,013,775
Common Stocks (Continued)		Shares	Value
Luxembourg–0.1%
RTL Group SA (Communication Services)	(a)	11,319	$ 599,926
Total Common Stocks (Cost $469,259,012)			$493,954,998

Preferred Securities–0.7%		Rate	Quantity	Value
Germany–0.7%
Sartorius AG (Health Care)	(a)	0.119% (d)	2,762	$ 1,868,051
Volkswagen AG (Consumer Discretionary)	(a)	2.738% (d)	7,878	1,582,557
Total Preferred Securities (Cost $3,404,723)				$ 3,450,608

Money Market Funds–1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(e)	6,715,179	$ 6,715,850
Total Money Market Funds (Cost $6,716,298)			$ 6,715,850
Total Investments – 99.3% (Cost $479,380,033)	(f)		$504,121,456
Other Assets in Excess of Liabilities – 0.7%	(g)		3,345,780
Net Assets – 100.0%			$507,467,236

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $497,405,470 or 98.0% of the Portfolio’s net assets.
(b)	Non-income producing security.
(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $136 or 0.0% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.
(d)	Represents twelve-month dividend yield. Rates are determined by actual distributions, which are impacted by factors unique to each preference share such as board authorization, distributable earnings, and preferred payout features compared to other classes of equity.
(e)	Rate represents the seven-day yield at December 31, 2021.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(g)	Includes $513,197 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	77	March 18, 2022	$8,818,480	$8,938,930	$120,450	$(15,195)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
Performance as of December 31, 2021
Average Annual returns
One year	19.70%
Five years	24.49%
Ten years	19.68%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.79% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 19.70% versus 27.60% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Due to the concentrated nature of the Portfolio, the relative underperformance was due largely to individual stocks in the Portfolio, rather than a market condition or investment strategy that worked for or against the Portfolio. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Stock selection in the Communication Services sector was the primary driver of underperformance, followed by selection within Consumer Discretionary and Industrials. Stock selection in the Materials sector contributed to relative performance.
Due to the concentrated nature of the Portfolio, sector holdings are significantly different from those in the benchmark. While selection was the primary driver of underperformance, allocation slightly detracted as well. An allocation to cash was the primary detractor, followed by an underweight to Information Technology. An overweight to Communication Services contributed, as did an underweight to Consumer Staples.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Mastercard, Inc. Class A (“Mastercard”) was the top relative detractor, as fears that COVID-19 variants would slow a recovery in travel and business activity hurt the company’s stock. Recent merger and acquisition transactions and innovation within the industry have also called into question Mastercard’s role in the future of payments. We believe these concerns are largely overstated, and that Mastercard’s payments network remains positioned to be a key beneficiary as more transactions migrate from cash and check to credit card and electronic payments. Social media operator Snap, Inc. Class A (“Snap”), which was not held by the benchmark and had negative returns for the year, was the second largest detractor, as the company has faced short-term difficulty in measuring advertisers’ conversion rates due to Apple’s iOS privacy changes. However, we still see substantial opportunity as the company expands into areas such as augmented reality advertising and e-commerce, and enhances its app with features such as Spotlight and Maps. We believe that the company is still early in its development and that as Snap matures, its business model will evolve into a core digital advertising platform. Cloud-based customer engagement platform Twilio, Inc. Class A was the third largest detractor. The company saw demand for its core products grow swiftly as digital transformation efforts accelerated amid the COVID-19 pandemic. However, the stock has recently suffered from difficult year-over-year comparisons and lower growth expectations. We think this is shortsighted, as the company continues to build an end-to-end customer-centric ecosystem that we believe has the potential for long-term growth.
An overweight to Nvidia Corp, a leading producer of graphics processing units (“GPUs”), was the top relative contributor, as the stock outperformed on multiple quarters of strong results. As large cloud platform providers expand investment in computing-intensive applications such as artificial intelligence and machine learning, demand for Nvidia Corp.’s GPUs continues to grow. Semiconductor equipment manufacturer ASML Holding N.V. (“ASML”), an out of benchmark position that performed well during the year, was the second largest contributor. As long-term secular demand continues to increase in the semiconductor market, leading chipmakers have announced massive capital investment plans. ASML stands to benefit as the primary provider of extreme ultraviolet lithography equipment that is essential in the pursuit of leading-edge semiconductor technology. Not holding PayPal Holdings, Inc. was the third largest relative contributor, as the stock posted significant negative returns within the benchmark for the year. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  No derivatives were used in the Portfolio. Four IPOs contributed 91 basis points to the Portfolio’s absolute return in aggregate, led by Core & Main, Inc. Class A, which added 60 basis points.  (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	97.4
Warrants (4)	0.0
Money Market Funds and Other Net Assets	2.6
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	10.4
2.	Amazon.com, Inc.	7.4
3.	Apple, Inc.	4.8
4.	Mastercard, Inc. Class A	4.0
5.	Alphabet, Inc. Class C	4.0
6.	Danaher Corp.	3.8
7.	ASML Holding N.V.	3.2
8.	Meta Platforms, Inc. Class A	3.2
9.	Align Technology, Inc.	3.2
10.	Sherwin-Williams Co. / The	3.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Warrants):
% of Net Assets
Information Technology	34.7
Communication Services	17.4
Consumer Discretionary	15.8
Health Care	13.9
Materials	5.8
Industrials	5.4
Real Estate	2.7
Financials	1.0
Consumer Staples	0.7
97.4

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–97.4%		Shares	Value
Communication Services–17.4%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,949	$ 5,639,607
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	980	2,351,245
Match Group, Inc. (Interactive Media & Svs.)	(a)	15,196	2,009,671
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	13,457	4,526,262
Netflix, Inc. (Entertainment)	(a)	5,701	3,434,511
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	76,412	3,593,656
Walt Disney Co. / The (Entertainment)	(a)	20,343	3,150,927
			24,705,879
Consumer Discretionary–15.8%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,142	10,476,496
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	16,349	1,529,122
Farfetch Ltd. Class A (Internet & Direct Marketing Retail)	(a)	28,315	946,570
Grab Holdings Ltd. Class A (Internet & Direct Marketing Retail)	(a)	88,775	632,966
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b)	2,913	2,407,401
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		11,966	1,994,373
Peloton Interactive, Inc. Class A (Leisure Products)	(a)	19,722	705,259
Rivian Automotive, Inc. Class A (Automobiles)	(a)	15,839	1,642,346
TJX Cos., Inc. / The (Specialty Retail)		28,193	2,140,413
			22,474,946
Consumer Staples–0.7%
Olaplex Holdings, Inc. (Personal Products)	(a)	33,977	989,750
Financials–1.0%
OneMain Holdings, Inc. (Consumer Finance)		28,344	1,418,334
Health Care–13.9%
Accolade, Inc. (Health Care Providers & Svs.)	(a)	15,488	408,264
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,856	4,505,626
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	5,799	780,139
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	59,224	2,515,836
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		4,363	1,827,835
Danaher Corp. (Life Sciences Tools & Svs.)		16,412	5,399,712
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	5,293	2,842,076
Horizon Therapeutics PLC (Biotechnology)	(a)	13,871	1,494,739
			19,774,227
Industrials–5.4%
Core & Main, Inc. Class A (Trading Companies & Distributors)	(a)	92,248	2,798,804
Common Stocks (Continued)		Shares	Value
Industrials (continued)
CoStar Group, Inc. (Professional Svs.)	(a)	32,684	$ 2,583,017
Howmet Aerospace, Inc. (Aerospace & Defense)		72,200	2,298,126
			7,679,947
Information Technology–34.7%
Adobe, Inc. (Software)	(a)	6,814	3,863,947
Apple, Inc. (Tech. Hardware, Storage & Periph.)		38,487	6,834,137
ASML Holding N.V. (Semiconductors & Equip.)		5,764	4,588,951
Atlassian Corp. PLC Class A (Software)	(a)	5,316	2,026,938
Dlocal Ltd. (IT Svs.)	(a)	15,270	544,986
Mastercard, Inc. Class A (IT Svs.)		15,738	5,654,978
Microsoft Corp. (Software)		44,200	14,865,343
NVIDIA Corp. (Semiconductors & Equip.)		11,934	3,509,909
Texas Instruments, Inc. (Semiconductors & Equip.)		12,714	2,396,207
Twilio, Inc. Class A (IT Svs.)	(a)	10,841	2,854,869
Workday, Inc. Class A (Software)	(a)	8,011	2,188,445
			49,328,710
Materials–5.8%
Crown Holdings, Inc. (Containers & Packaging)		35,455	3,922,032
Sherwin-Williams Co. / The (Chemicals)		12,247	4,312,904
			8,234,936
Real Estate–2.7%
American Tower Corp. (Equity REIT)		13,294	3,888,495
Total Common Stocks (Cost $85,472,437)			$138,495,224

Warrants –0.0%	Expiration	Strike Price	Quantity	Value
Consumer Discretionary–0.0%
Grab Holdings Ltd. (Internet & Direct Marketing Retail)	12/01/2026	$11.50	10,994	$ 23,197
Total Warrants (Cost $31,447)				$ 23,197

Money Market Funds–2.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(c)	3,262,969	$ 3,263,296
Total Money Market Funds (Cost $3,263,520)			$ 3,263,296
Total Investments – 99.7% (Cost $88,767,404)	(d)		$141,781,717
Other Assets in Excess of Liabilities – 0.3%			391,152
Net Assets – 100.0%			$142,172,869

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $2,407,401 or 1.7% of the Portfolio’s net assets.
(c)	Rate represents the seven-day yield at December 31, 2021.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited)
Objective/Strategy
The ON AB Small Cap Portfolio (formerly the ON Janus Henderson Venture Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).
Performance as of December 31, 2021
Average Annual returns
One year	8.17%
Five years	16.70%
Ten years	15.86%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.82% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 8.17% versus 14.82% for its benchmark, the Russell 2000® Index.
Effective May 1, 2021, AllianceBernstein L.P. (“AB”) replaced the Portfolio’s previous sub-adviser, Janus Capital Management, LLC (“Janus”). In conjunction with the change in sub-adviser and investment strategy, the Portfolio’s benchmark was changed from the Russell 2000® Growth Index to the Russell 2000® Index. The change in benchmark was made because the Russell 2000® Index better aligns with the Portfolio’s new investment strategy.
For the period from January 1, 2021 to April 30, 2021 (the “first performance period”), the Portfolio was sub-advised by Janus and utilized the Russell 2000® Growth Index as its benchmark. During this period, the Portfolio returned 5.03% versus 7.16% for the Russell 2000® Growth Index.
For the period from May 1, 2021 to December 31, 2021, (the “latter performance period”), the Portfolio was sub-advised by AB. During this period, the Portfolio returned 2.99% versus -0.21% for the Russell 2000® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Janus:   In the early weeks of 2021, we saw a continuation of many of the aggressive growth themes that led to a strong equity market in 2020. We started to see this growth preference shift in the second half of the first quarter, which reflected several developments. First, rising bond yields undermined support for higher-valuation, more speculative growth stocks. Hopes for a reopening of the economy also led investors to take profits on more virtual growth models that benefited from the pandemic. This shift away from growth stocks dampened the Portfolio’s relative performance during the first performance period.
A.  AB:  Large cap stocks outperformed small caps during the latter performance period, amidst reignited COVID-19 concerns due to the Omicron variant, as well as concerns around economic growth. Large cap performance continues to be dominated by the largest names, including Apple, Inc., Microsoft Corp., and Alphabet, Inc. Additionally, markets exhibited historic style volatility. Small cap value stocks outperformed their growth counterparts, which was a headwind to the Portfolio’s relative performance, given the growth-tilt of the Portfolio. The Portfolio’s risk-balanced approach, which aims to mitigate active risk, helped to soften the impact of style volatility on relative returns. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Janus:   For the first performance period, stock selection and an underweight to the Consumer Discretionary sector detracted significantly from relative performance. Stock selection and an overweight to Information Technology also hindered relative performance. Stock selection and an underweight to Health Care contributed positively to relative performance, as well as selection within Industrials.
A.  AB:  During the latter performance period, both sector and security selection contributed to the Portfolio’s relative returns. Security selection was the primary driver of outperformance, while sector allocation had a minor benefit. Strong security selection in Information Technology, Health Care, and Financials significantly contributed to relative performance, while security selection in Consumer Staples and Industrials detracted slightly from relative performance. The Portfolio’s overweight to Information Technology and underweights to Health Care and Communication Services contributed to relative performance, while underweights to Real Estate, Energy and Financials detracted from relative performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Janus:   QuantumScape Corp. was the top detractor for the first performance period. This recently-formed public company is developing a next-generation, solid-state battery that will potentially allow electric vehicles to charge faster and travel farther. The stock rose strongly in late 2020 as the company was making steps to be registered as a public company, but gave back some of its gains in the first quarter of 2021 as initial investors took profits. For the first performance period, NICE Ltd - ADR (“NICE”) was a notable detractor from relative performance, as the stock was negatively impacted by the rotation away from higher valuation growth stocks. NICE provides technology solutions for call centers and data security functions critical to virtual business interactions during the pandemic. Longer term, the company has been migrating more of its clients to a Software as a Service (“SaaS”) model that provides recurring revenues. While these SaaS revenues have continued to grow at a rapid clip, the company’s fourth quarter results fell short of investors’ high expectations. As a result, the stock gave back some of its 2020 outperformance, and was a detractor for the first performance period. A lack of exposure to benchmark constituent RH, a leading luxury retailer in the home furnishings market, which was up over 50% within the benchmark for the first performance period, was the third largest relative detractor.

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited) (Continued)
An overweight allocation to non-benchmark name LPL Financial Holdings, Inc. was the top relative contributor for the first performance period. This investment advisory company provides a full-service, technology-enabled platform that helps independent financial professionals serve their clients. It is also exploring new lending solutions that may benefit from higher long-term interest rates. The stock rose as the company exceeded its revenue and earnings growth targets, aided by strong asset growth. An overweight to The Lovesac Co., an omnichannel retailer that sells modular furniture, both online and through high-volume, mall-based showrooms and pop-up stores, was another top contributor. The company reported strong revenue and earnings performance, fueled by consumers’ willingness to spend money during the pandemic to make their at-home experiences more enjoyable. Optimism around the vaccines supported the stock, raising hopes for improved customer traffic at its showrooms and pop-up stores. An overweight to non-benchmark name GW Pharmaceuticals PLC - ADR, a developer of cannabinoid-based prescription medications that include epilepsy treatment Epidiolex, was another top contributor. The stock soared higher on news that the company will be acquired for a premium by Jazz Pharmaceuticals PLC.
A.  AB:  During the latter performance period, Synaptics, Inc., a leader in human interface enabling technologies, was the top relative contributor. In addition to continued strength in LCD and OLED displays for mobile devices, Synaptics, Inc.’s investments in wireless connectivity and Internet-of-things are beginning to provide incremental opportunities for growth. We believe the risk reward remains favorable because these new products will drive much higher gross margins and multiple expansion for Synaptics, Inc.’s shares. Trupanion, Inc., a leading provider of pet insurance, was the second largest contributor during the latter performance period. Trupanion, Inc. traded sharply higher following the release of stronger than expected third quarter results, which were driven by the fastest growth in subscriptions in over five years. With penetration rates of approximately 1% in the U.S. versus 5-25% in most of Western Europe, we believe that Trupanion, Inc. has a long runway to sustain elevated growth rates for years to come. Ambarella, Inc., a leader in image processing and computer vision solutions, also contributed to relative performance. Secular trends continue to be favorable for Ambarella, Inc., driven by autonomous driving, security monitoring, industrial and robotic applications.
Eargo, Inc., a medical device company offering high quality, invisible hearing aids systems for hearing loss patients, was the largest relative detractor. The Department of Justice began a criminal fraud investigation after a government payor initiated an audit. We have exited the position. Hydrofarm Holdings Group, Inc., (“Hydrofarm”) a manufacturer and distributor of hydroponics products, such as lighting equipment, climate control devices, garden accessories, and other related products benefitting from the growth in the cannabis end market in the U.S. and Canada, was the second largest detractor. Shares of Hydrofarm traded lower in July, along with other stocks leveraged to cannabis, when “selling the news” of Senator Chuck Schumer’s proposal to decriminalize marijuana at the federal level gained traction. We continue to see several multi-year industry tailwinds and believe that Hydrofarm has considerable opportunity to expand its market share and continue to consolidate the fragmented hydroponics distribution industry over the coming years. Everbridge Inc., a leader in mass notification and critical event management solutions, also detracted. COVID-19 driven strength during 2020 created a difficult comparison in 2021, even though the company’s trendline growth remains strong. We believe Everbridge, Inc. will continue to be a primary provider of communication solutions for urgent messages and contingency plans, as the pandemic has significantly raised awareness for the company’s products. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Janus:  The Portfolio did not hold any derivatives during the first performance period. It participated in ten IPOs during the first performance period that, in aggregate, contributed 27 basis points to absolute return. Treace Medical Concepts, Inc. led the way with 21 basis points of contribution.
A.  AB:  During the latter performance period, there was no performance impact from derivatives. The Portfolio participated in 12 IPOs, which slightly detracted from the Portfolio’s performance in aggregate. The largest individual IPO contribution was from Ryan Specialty Group Holdings, which contributed 0.25% to performance during the period.  (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.   AB: During the latter performance period, there were no significant changes to the investment strategy or selection process.
Michael Doherty, Quantitative Analyst on the U.S. Small and SMID Growth team, will be retiring from the firm effective June 30, 2022. Lucie Germain, who joined the firm in December 2015, will assume Michael’s role as the team’s quantitative analyst. Lucie previously served as a Senior Associate Portfolio Manager in the Institutional Equity Portfolio Management Group where she covered both U.S. Growth and Developed Market Strategic Core equity platforms. Lucie will work side-by-side with Michael until his retirement and there will be no change to the investment process or philosophy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Portfolio's benchmark was changed from Russell 2000® Growth Index to Russell 2000® Index, effective May 1, 2021. The change in benchmark was made because the Russell 2000® Index better reflects the style of the strategy utilized by the current sub-adviser.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.4
Money Market Funds and Other Net Assets	0.6
100.0
Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Trupanion, Inc.	1.0
2.	Lattice Semiconductor Corp.	1.0
3.	John Bean Technologies Corp.	1.0
4.	Chart Industries, Inc.	0.9
5.	Saia, Inc.	0.9
6.	Tetra Tech, Inc.	0.9
7.	Novanta, Inc.	0.9
8.	Synaptics, Inc.	0.9
9.	Silicon Laboratories, Inc.	0.8
10.	MACOM Technology Solutions Holdings, Inc.	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	20.8
Industrials	17.6
Health Care	16.6
Financials	14.6
Consumer Discretionary	14.0
Real Estate	4.3
Materials	3.4
Consumer Staples	3.3
Energy	3.0
Communication Services	0.9
Utilities	0.9
99.4

Ohio National Fund, Inc.	ON AB Small Cap Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.4%		Shares	Value
Communication Services–0.9%
AMC Networks, Inc. Class A (Media)	(a)	3,530	$ 121,573
Cars.com, Inc. (Interactive Media & Svs.)	(a)	5,115	82,300
Cinemark Holdings, Inc. (Entertainment)	(a)	9,019	145,386
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		3,530	258,325
EW Scripps Co. / The Class A (Media)		8,220	159,057
Loyalty Ventures, Inc. (Media)	(a)	1,871	56,261
TechTarget, Inc. (Media)	(a)	2,320	221,931
Telephone and Data Systems, Inc. (Wireless Telecom. Svs.)		8,030	161,805
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	19,669	408,919
			1,615,557
Consumer Discretionary–14.0%
Abercrombie & Fitch Co. Class A (Specialty Retail)	(a)	5,210	181,464
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	4,134	122,201
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	19,150	178,670
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	1,826	315,405
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	8,785	128,085
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	6,750	141,615
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	2,520	310,086
Brinker International, Inc. (Hotels, Restaurants & Leisure)	(a)	3,970	145,262
Buckle, Inc. / The (Specialty Retail)		4,240	179,394
Cavco Industries, Inc. (Household Durables)	(a)	850	270,003
Century Communities, Inc. (Household Durables)		2,540	207,747
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)	(a)	3,690	144,464
Children's Place, Inc. / The (Specialty Retail)	(a)	2,270	179,988
Designer Brands, Inc. Class A (Specialty Retail)	(a)	10,040	142,668
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)		1,840	139,490
Dorman Products, Inc. (Auto Components)	(a)	2,510	283,655
Fisker, Inc. (Automobiles)	(a)	29,010	456,327
Five Below, Inc. (Specialty Retail)	(a)	4,490	928,936
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	7,740	1,006,277
Fox Factory Holding Corp. (Auto Components)	(a)	8,090	1,376,109
Gentherm, Inc. (Auto Components)	(a)	2,750	238,975
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	5,470	151,191
Group 1 Automotive, Inc. (Specialty Retail)		1,410	275,260
Haverty Furniture Cos., Inc. (Specialty Retail)		3,820	116,777
Hayward Holdings, Inc. (Leisure Products)	(a)	40,140	1,052,872
Hibbett, Inc. (Specialty Retail)		2,240	161,123
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	24,820	1,293,370
Installed Building Products, Inc. (Household Durables)		1,958	273,572
iRobot Corp. (Household Durables)	(a)	2,450	161,406
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		3,960	202,950
LCI Industries (Auto Components)		2,180	339,797
LGI Homes, Inc. (Household Durables)	(a)	1,930	298,146
Life Time Group Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	39,619	681,843
Lithia Motors, Inc. (Specialty Retail)		2,890	858,186
Lovesac Co. / The (Household Durables)	(a)	12,702	841,635
M.D.C. Holdings, Inc. (Household Durables)		4,850	270,776
M/I Homes, Inc. (Household Durables)	(a)	2,550	158,559
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
MarineMax, Inc. (Specialty Retail)	(a)	3,640	$ 214,906
Meritage Homes Corp. (Household Durables)	(a)	3,170	386,930
National Vision Holdings, Inc. (Specialty Retail)	(a)	21,600	1,036,584
ODP Corp. / The (Specialty Retail)	(a)	4,400	172,832
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		2,010	204,055
Patrick Industries, Inc. (Auto Components)		1,980	159,766
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	11,280	1,021,742
Rent-A-Center, Inc. (Specialty Retail)		4,917	236,213
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	9,740	179,800
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	3,100	223,696
Shutterstock, Inc. (Internet & Direct Marketing Retail)		2,040	226,195
Signet Jewelers Ltd. (Specialty Retail)		4,460	388,154
Skyline Champion Corp. (Household Durables)	(a)	16,320	1,288,954
Sleep Number Corp. (Specialty Retail)	(a)	11,950	915,370
Sonic Automotive, Inc. Class A (Specialty Retail)		3,600	178,020
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		6,550	304,379
Strategic Education, Inc. (Diversified Consumer Svs.)		2,073	119,902
Sturm Ruger & Co., Inc. (Leisure Products)		2,740	186,375
Tupperware Brands Corp. (Household Durables)	(a)	7,290	111,464
Vista Outdoor, Inc. (Leisure Products)	(a)	5,450	251,082
Wingstop, Inc. (Hotels, Restaurants & Leisure)		7,690	1,328,832
Winnebago Industries, Inc. (Automobiles)		2,890	216,519
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		7,240	208,584
			23,774,638
Consumer Staples–3.3%
B&G Foods, Inc. (Food Products)		6,090	187,146
Cal-Maine Foods, Inc. (Food Products)		4,760	176,072
Celsius Holdings, Inc. (Beverages)	(a)	3,100	231,167
Central Garden & Pet Co. Class A (Household Products)	(a)	3,610	172,738
Chefs' Warehouse, Inc. / The (Food & Staples Retailing)	(a)	29,680	988,344
Coca-Cola Consolidated, Inc. (Beverages)		610	377,706
Edgewell Personal Care Co. (Personal Products)		4,650	212,551
Fresh Del Monte Produce, Inc. (Food Products)		6,300	173,880
Freshpet, Inc. (Food Products)	(a)	4,280	407,756
Inter Parfums, Inc. (Personal Products)		2,410	257,629
J & J Snack Foods Corp. (Food Products)		1,300	205,348
Medifast, Inc. (Personal Products)		1,020	213,619
National Beverage Corp. (Beverages)		3,080	139,616
PriceSmart, Inc. (Food & Staples Retailing)		1,960	143,413
Simply Good Foods Co. / The (Food Products)	(a)	7,200	299,304
TreeHouse Foods, Inc. (Food Products)	(a)	4,709	190,856
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	4,820	236,566
USANA Health Sciences, Inc. (Personal Products)	(a)	1,970	199,364
Vector Group Ltd. (Tobacco)		13,620	156,358
Vital Farms, Inc. (Food Products)	(a)	19,290	348,377
WD-40 Co. (Household Products)		1,140	278,890
			5,596,700
Energy–3.0%
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	4,750	224,437

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Energy (continued)
ChampionX Corp. (Energy Equip. & Svs.)	(a)	18,800	$ 379,948
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)		5,689	278,590
Core Laboratories N.V. (Energy Equip. & Svs.)		7,290	162,640
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,960	207,170
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		9,010	213,537
Matador Resources Co. (Oil, Gas & Consumable Fuels)		33,460	1,235,343
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		26,290	222,150
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	12,530	162,514
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		8,760	427,313
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	21,720	387,267
Renewable Energy Group, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,840	162,970
RPC, Inc. (Energy Equip. & Svs.)	(a)	36,570	166,028
SM Energy Co. (Oil, Gas & Consumable Fuels)		11,250	331,650
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	80,110	373,313
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		5,355	141,747
			5,076,617
Financials–14.6%
American Equity Investment Life Holding Co. (Insurance)		7,460	290,343
Ameris Bancorp (Banks)		5,910	293,609
Apollo Commercial Real Estate Finance, Inc. (Mortgage REIT)		11,680	153,709
Assured Guaranty Ltd. (Insurance)		6,640	333,328
Axos Financial, Inc. (Thrifts & Mortgage Finance)	(a)	4,330	242,090
B. Riley Financial, Inc. (Capital Markets)		2,670	237,256
BancFirst Corp. (Banks)		2,560	180,634
Bancorp, Inc. / The (Banks)	(a)	7,170	181,473
BankUnited, Inc. (Banks)		8,010	338,903
Banner Corp. (Banks)		3,130	189,897
Berkshire Hills Bancorp, Inc. (Banks)		8,010	227,724
Brightsphere Investment Group, Inc. (Capital Markets)		2,827	72,371
Brookline Bancorp, Inc. (Banks)		11,040	178,738
Columbia Banking System, Inc. (Banks)		6,120	200,246
Community Bank System, Inc. (Banks)		4,580	341,118
Customers Bancorp, Inc. (Banks)	(a)	2,500	163,425
CVB Financial Corp. (Banks)		10,890	233,155
Dime Community Bancshares, Inc. (Banks)		5,370	188,809
Donnelley Financial Solutions, Inc. (Capital Markets)	(a)	5,530	260,684
Eagle Bancorp, Inc. (Banks)		3,330	194,272
Employers Holdings, Inc. (Insurance)		4,390	181,658
Encore Capital Group, Inc. (Consumer Finance)	(a)	3,210	199,373
Enova International, Inc. (Consumer Finance)	(a)	5,190	212,582
FB Financial Corp. (Banks)		4,240	185,797
First BanCorp (Banks)		18,380	253,276
First Commonwealth Financial Corp. (Banks)		12,260	197,263
First Financial Bancorp (Banks)		7,980	194,552
First Financial Bankshares, Inc. (Banks)		27,720	1,409,285
First Hawaiian, Inc. (Banks)		11,000	300,630
First Midwest Bancorp, Inc. (Banks)		10,170	208,282
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)		4,200	201,348
Genworth Financial, Inc. Class A (Insurance)	(a)	48,010	194,441
Great Western Bancorp, Inc. (Banks)		5,380	182,705
Green Dot Corp. Class A (Consumer Finance)	(a)	4,660	168,878
Hilltop Holdings, Inc. (Banks)		5,070	178,160
Common Stocks (Continued)		Shares	Value
Financials (continued)
Hope Bancorp, Inc. (Banks)		11,840	$ 174,166
Houlihan Lokey, Inc. (Capital Markets)		10,890	1,127,333
Independent Bank Corp. (Banks)		3,783	308,428
Independent Bank Group, Inc. (Banks)		3,060	220,779
Investors Bancorp, Inc. (Banks)		19,420	294,213
James River Group Holdings Ltd. (Insurance)		4,800	138,288
KKR Real Estate Finance Trust, Inc. (Mortgage REIT)		8,420	175,389
Live Oak Bancshares, Inc. (Banks)		13,740	1,199,365
Meta Financial Group, Inc. (Banks)		3,610	215,373
Mr. Cooper Group, Inc. (Thrifts & Mortgage Finance)	(a)	6,180	257,150
National Bank Holdings Corp. Class A (Banks)		4,450	195,533
NBT Bancorp, Inc. (Banks)		4,690	180,659
New York Mortgage Trust, Inc. (Mortgage REIT)		38,720	144,038
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a)	7,570	165,405
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)		12,660	179,266
Old National Bancorp (Banks)		14,100	255,492
P10, Inc. Class A (Capital Markets)	(a)	23,661	330,781
Pacific Premier Bancorp, Inc. (Banks)		8,070	323,042
Park National Corp. (Banks)		1,420	194,980
Piper Sandler Cos. (Capital Markets)		1,530	273,120
PRA Group, Inc. (Consumer Finance)	(a)	4,720	236,991
ProAssurance Corp. (Insurance)		7,110	179,883
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)		7,540	182,619
Redwood Trust, Inc. (Mortgage REIT)		16,000	211,040
Renasant Corp. (Banks)		4,640	176,088
Ryan Specialty Group Holdings, Inc. Class A (Insurance)	(a)	24,939	1,006,289
S&T Bancorp, Inc. (Banks)		5,390	169,893
Safety Insurance Group, Inc. (Insurance)		2,170	184,515
Seacoast Banking Corp. of Florida (Banks)		4,890	173,057
ServisFirst Bancshares, Inc. (Banks)		3,930	333,814
Simmons First National Corp. Class A (Banks)		9,350	276,573
SiriusPoint Ltd. (Insurance)	(a)	16,800	136,584
Southside Bancshares, Inc. (Banks)		4,430	185,263
StepStone Group, Inc. Class A (Capital Markets)		22,220	923,685
Stewart Information Services Corp. (Insurance)		3,030	241,582
Stifel Financial Corp. (Capital Markets)		15,550	1,095,031
StoneX Group, Inc. (Capital Markets)	(a)	2,800	171,500
Triumph Bancorp, Inc. (Banks)	(a)	2,360	281,029
Trupanion, Inc. (Insurance)	(a)	13,250	1,749,397
Trustmark Corp. (Banks)		5,256	170,610
Two Harbors Investment Corp. (Mortgage REIT)		26,710	154,117
United Community Banks, Inc. (Banks)		8,232	295,858
Virtus Investment Partners, Inc. (Capital Markets)		650	193,115
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)		2,560	386,253
World Acceptance Corp. (Consumer Finance)	(a)	930	228,250
WSFS Financial Corp. (Thrifts & Mortgage Finance)		5,151	258,168
			24,724,018
Health Care–16.6%
ADC Therapeutics SA (Biotechnology)	(a)	13,414	270,963
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	11,420	210,699
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	4,030	492,990
Annexon, Inc. (Biotechnology)	(a)	17,530	201,420

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Apollo Medical Holdings, Inc. (Health Care Providers & Svs.)	(a)	2,415	$ 177,454
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	11,310	749,853
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	3,163	425,518
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	16,050	1,115,957
Avid Bioservices, Inc. (Biotechnology)	(a)	4,897	142,894
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	5,080	700,075
Bioxcel Therapeutics, Inc. (Biotechnology)	(a)	12,770	259,614
Blueprint Medicines Corp. (Biotechnology)	(a)	6,960	745,486
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,410	82,820
Certara, Inc. (Health Care Technology)	(a)	27,610	784,676
Coherus Biosciences, Inc. (Biotechnology)	(a)	26,100	416,556
Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	15,940	212,161
CONMED Corp. (Health Care Equip. & Supplies)		2,520	357,235
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	9,360	185,328
CorVel Corp. (Health Care Providers & Svs.)	(a)	1,520	316,160
Covetrus, Inc. (Health Care Providers & Svs.)	(a)	8,680	173,340
Cytokinetics, Inc. (Biotechnology)	(a)	6,940	316,325
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	4,357	221,858
Emergent BioSolutions, Inc. (Biotechnology)	(a)	3,789	164,708
Ensign Group, Inc. / The (Health Care Providers & Svs.)		4,350	365,226
Erasca, Inc. (Biotechnology)	(a)	15,187	236,613
Figs, Inc. Class A (Health Care Equip. & Supplies)	(a)	24,531	676,074
Fulgent Genetics, Inc. (Health Care Providers & Svs.)	(a)	2,310	232,363
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	3,959	175,938
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a)	5,982	255,073
Health Catalyst, Inc. (Health Care Technology)	(a)	26,020	1,030,912
Heska Corp. (Health Care Equip. & Supplies)	(a)	969	176,833
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	12,910	1,178,296
Insmed, Inc. (Biotechnology)	(a)	19,209	523,253
Instil Bio, Inc. (Biotechnology)	(a)	20,180	345,280
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	2,840	243,076
Intellia Therapeutics, Inc. (Biotechnology)	(a)	7,030	831,227
iTeos Therapeutics, Inc. (Biotechnology)	(a)	11,160	519,610
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	7,500	216,675
Legend Biotech Corp. – ADR (Biotechnology)	(a)	9,190	428,346
LianBio – ADR (Biotechnology)	(a)	14,219	87,589
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	1,396	215,626
Magellan Health, Inc. (Health Care Providers & Svs.)	(a)	1,890	179,531
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	7,430	202,170
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,190	261,037
Mesa Laboratories, Inc. (Health Care Equip. & Supplies)		710	232,944
ModivCare, Inc. (Health Care Providers & Svs.)	(a)	1,273	188,773
Myriad Genetics, Inc. (Biotechnology)	(a)	6,470	178,572
Nektar Therapeutics (Pharmaceuticals)	(a)	14,570	196,841
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	10,157	346,557
NextGen Healthcare, Inc. (Health Care Technology)	(a)	9,710	172,741
Omnicell, Inc. (Health Care Technology)	(a)	3,680	664,019
Outset Medical, Inc. (Health Care Equip. & Supplies)	(a)	22,210	1,023,659
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Owens & Minor, Inc. (Health Care Providers & Svs.)		6,400	$ 278,400
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	3,660	220,222
Praxis Precision Medicines, Inc. (Biotechnology)	(a)	16,200	319,140
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	4,080	247,452
RadNet, Inc. (Health Care Providers & Svs.)	(a)	7,950	239,375
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a)	22,940	392,962
REGENXBIO, Inc. (Biotechnology)	(a)	5,120	167,424
Relay Therapeutics, Inc. (Biotechnology)	(a)	14,220	436,696
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	3,610	956,072
Select Medical Holdings Corp. (Health Care Providers & Svs.)		9,420	276,948
Sight Sciences, Inc. (Health Care Equip. & Supplies)	(a)	12,468	219,063
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	13,830	589,296
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	5,840	170,294
Surmodics, Inc. (Health Care Equip. & Supplies)	(a)	3,320	159,858
Tivity Health, Inc. (Health Care Providers & Svs.)	(a)	7,350	194,334
Treace Medical Concepts, Inc. (Health Care Equip. & Supplies)	(a)	21,243	395,970
Turning Point Therapeutics, Inc. (Biotechnology)	(a)	8,080	385,416
Twist Bioscience Corp. (Biotechnology)	(a)	3,440	266,222
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	4,950	416,246
Vericel Corp. (Biotechnology)	(a)	3,990	156,807
Vir Biotechnology, Inc. (Biotechnology)	(a)	12,221	511,693
Xencor, Inc. (Biotechnology)	(a)	5,010	201,001
Y-mAbs Therapeutics, Inc. (Biotechnology)	(a)	16,210	262,764
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	7,060	593,464
			28,166,063
Industrials–17.6%
AAON, Inc. (Building Products)		3,530	280,388
AAR Corp. (Aerospace & Defense)	(a)	4,420	172,513
ABM Industries, Inc. (Commercial Svs. & Supplies)		5,880	240,198
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)		6,090	284,768
AeroVironment, Inc. (Aerospace & Defense)	(a)	1,930	119,718
Alamo Group, Inc. (Machinery)		1,130	166,313
Albany International Corp. Class A (Machinery)		2,590	229,085
Allegiant Travel Co. (Airlines)	(a)	1,130	211,355
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		3,340	343,018
ArcBest Corp. (Road & Rail)		2,440	292,434
Arcosa, Inc. (Construction & Engineering)		4,130	217,651
Astec Industries, Inc. (Machinery)		2,850	197,419
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	2,620	246,594
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	5,690	893,330
AZEK Co., Inc. / The (Building Products)	(a)	22,770	1,052,885
AZZ, Inc. (Electrical Equip.)		3,380	186,880
Barnes Group, Inc. (Machinery)		3,920	182,633
Boise Cascade Co. (Trading Companies & Distributors)		3,460	246,352
Brady Corp. Class A (Commercial Svs. & Supplies)		4,230	227,997
Chart Industries, Inc. (Machinery)	(a)	9,830	1,567,787

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Comfort Systems U.S.A., Inc. (Construction & Engineering)		3,020	$ 298,799
Deluxe Corp. (Commercial Svs. & Supplies)		4,040	129,724
Driven Brands Holdings, Inc. (Commercial Svs. & Supplies)	(a)	35,180	1,182,752
Encore Wire Corp. (Electrical Equip.)		2,380	340,578
EnPro Industries, Inc. (Machinery)		2,070	227,845
ESCO Technologies, Inc. (Machinery)		2,290	206,077
Exponent, Inc. (Professional Svs.)		4,430	517,114
Federal Signal Corp. (Machinery)		5,150	223,201
Forward Air Corp. (Air Freight & Logistics)		2,420	293,038
Franklin Electric Co., Inc. (Machinery)		3,280	310,157
Gibraltar Industries, Inc. (Building Products)	(a)	2,710	180,703
GMS, Inc. (Trading Companies & Distributors)	(a)	4,070	244,648
Granite Construction, Inc. (Construction & Engineering)		4,660	180,342
Greenbrier Cos., Inc. / The (Machinery)		3,760	172,546
Griffon Corp. (Building Products)		6,550	186,544
Heartland Express, Inc. (Road & Rail)		9,560	160,799
Hillenbrand, Inc. (Machinery)		6,520	338,975
HNI Corp. (Commercial Svs. & Supplies)		4,200	176,610
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	2,970	250,193
Hydrofarm Holdings Group, Inc. (Machinery)	(a)	15,424	436,345
Insperity, Inc. (Professional Svs.)		7,500	885,825
ITT, Inc. (Machinery)		10,618	1,085,053
John Bean Technologies Corp. (Machinery)		11,060	1,698,374
Kaman Corp. (Aerospace & Defense)		3,330	143,690
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	9,404	146,890
Korn Ferry (Professional Svs.)		4,710	356,688
Kornit Digital Ltd. (Machinery)	(a)	5,390	820,627
Lindsay Corp. (Machinery)		1,070	162,640
ManTech International Corp. Class A (Professional Svs.)		2,290	167,010
Matson, Inc. (Marine)		3,810	343,014
Meritor, Inc. (Machinery)	(a)	7,320	181,390
Middleby Corp. / The (Machinery)	(a)	5,600	1,101,856
Moog, Inc. Class A (Aerospace & Defense)		2,460	199,186
Mueller Industries, Inc. (Machinery)		4,750	281,960
MYR Group, Inc. (Construction & Engineering)	(a)	2,280	252,054
NV5 Global, Inc. (Construction & Engineering)	(a)	922	127,347
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		23,790	157,728
Resideo Technologies, Inc. (Building Products)	(a)	12,440	323,813
Saia, Inc. (Road & Rail)	(a)	4,539	1,529,779
Simpson Manufacturing Co., Inc. (Building Products)		10,160	1,412,951
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	4,310	1,044,227
SkyWest, Inc. (Airlines)	(a)	4,290	168,597
SPX Corp. (Machinery)	(a)	3,807	227,202
SPX FLOW, Inc. (Machinery)		3,740	323,435
Standex International Corp. (Machinery)		1,870	206,934
Tennant Co. (Machinery)		2,250	182,340
Tetra Tech, Inc. (Commercial Svs. & Supplies)		8,650	1,468,770
U.S. Ecology, Inc. (Commercial Svs. & Supplies)	(a)	4,190	133,829
UFP Industries, Inc. (Building Products)		5,290	486,733
UniFirst Corp. (Commercial Svs. & Supplies)		1,270	267,208
Watts Water Technologies, Inc. Class A (Machinery)		2,280	442,708
			29,746,166
Information Technology–20.8%
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	10,730	231,124
8x8, Inc. (Software)	(a)	9,319	156,186
ADTRAN, Inc. (Communications Equip.)		10,400	237,432
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Advanced Energy Industries, Inc. (Electronic Equip., Instr. & Comp.)		3,220	$ 293,213
Alarm.com Holdings, Inc. (Software)	(a)	3,760	318,886
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	26,070	943,213
Ambarella, Inc. (Semiconductors & Equip.)	(a)	6,500	1,318,785
Amplitude, Inc. Class A (Software)	(a)	9,962	527,388
Anaplan, Inc. (Software)	(a)	12,360	566,706
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	4,280	319,117
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		2,470	263,203
BigCommerce Holdings, Inc. Series 1 (IT Svs.)	(a)	12,430	439,649
Blackline, Inc. (Software)	(a)	11,790	1,220,737
Bottomline Technologies DE, Inc. (Software)	(a)	4,680	264,280
Braze, Inc. Class A (Software)	(a)	7,645	589,888
Cohu, Inc. (Semiconductors & Equip.)	(a)	4,400	167,596
CSG Systems International, Inc. (IT Svs.)		3,860	222,413
CTS Corp. (Electronic Equip., Instr. & Comp.)		5,070	186,170
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	8,574	688,749
Diodes, Inc. (Semiconductors & Equip.)	(a)	3,700	406,297
Ebix, Inc. (Software)		5,090	154,736
Enfusion, Inc. Class A (Software)	(a)	20,236	423,742
EVERTEC, Inc. (IT Svs.)		5,340	266,893
ExlService Holdings, Inc. (IT Svs.)	(a)	2,890	418,385
Extreme Networks, Inc. (Communications Equip.)	(a)	15,620	245,234
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	3,110	368,442
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,340	163,847
FormFactor, Inc. (Semiconductors & Equip.)	(a)	6,810	311,353
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,010	320,866
InterDigital, Inc. (Software)		2,560	183,373
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,750	256,950
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,500	198,475
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		5,310	321,467
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	22,235	1,713,429
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		3,440	1,082,499
LivePerson, Inc. (Software)	(a)	5,529	197,496
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	18,108	1,417,856
Manhattan Associates, Inc. (Software)	(a)	7,808	1,214,066
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	5,930	447,063
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		3,960	194,713
NetScout Systems, Inc. (Communications Equip.)	(a)	5,976	197,686
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,265	1,457,367
OneSpan, Inc. (Software)	(a)	6,630	112,246
Onto Innovation, Inc. (Semiconductors & Equip.)	(a)	9,190	930,304
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,837	171,208
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		3,920	169,070
Perficient, Inc. (IT Svs.)	(a)	2,710	350,376
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a)	2,500	239,725
Progress Software Corp. (Software)		4,070	196,459
Rambus, Inc. (Semiconductors & Equip.)	(a)	9,360	275,090
Rapid7, Inc. (Software)	(a)	11,734	1,380,974
Riskified Ltd. Class A (Software)	(a)	20,976	164,871
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,630	444,990

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,660	$ 234,664
Semtech Corp. (Semiconductors & Equip.)	(a)	14,460	1,285,928
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	11,812	684,269
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,920	1,428,426
SMART Global Holdings, Inc. (Semiconductors & Equip.)	(a)	3,850	273,312
Smartsheet, Inc. Class A (Software)	(a)	8,570	663,747
SPS Commerce, Inc. (Software)	(a)	3,120	444,132
Switch, Inc. Class A (IT Svs.)		37,790	1,082,306
Synaptics, Inc. (Semiconductors & Equip.)	(a)	5,015	1,451,893
TTEC Holdings, Inc. (IT Svs.)		1,750	158,463
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,850	176,565
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a)	3,830	219,689
Unisys Corp. (IT Svs.)	(a)	8,300	170,731
Varonis Systems, Inc. (Software)	(a)	21,230	1,035,599
Viavi Solutions, Inc. (Communications Equip.)	(a)	19,550	344,471
Xperi Holding Corp. (Software)		8,650	163,572
			35,170,050
Materials–3.4%
Allegheny Technologies, Inc. (Metals & Mining)	(a)	10,700	170,451
Arconic Corp. (Metals & Mining)	(a)	8,080	266,721
Balchem Corp. (Chemicals)		2,790	470,394
Carpenter Technology Corp. (Metals & Mining)		4,690	136,901
Element Solutions, Inc. (Chemicals)		33,180	805,610
Ferro Corp. (Chemicals)	(a)	10,670	232,926
H.B. Fuller Co. (Chemicals)		4,520	366,120
Innospec, Inc. (Chemicals)		2,190	197,845
Kaiser Aluminum Corp. (Metals & Mining)		1,470	138,092
Kraton Corp. (Chemicals)	(a)	4,970	230,210
Livent Corp. (Chemicals)	(a)	12,820	312,552
Materion Corp. (Metals & Mining)		1,860	171,008
O-I Glass, Inc. (Containers & Packaging)	(a)	14,010	168,540
Quaker Chemical Corp. (Chemicals)		1,100	253,858
Ranpak Holdings Corp. (Containers & Packaging)	(a)	25,408	954,833
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		3,890	116,311
Stepan Co. (Chemicals)		1,770	219,993
Sylvamo Corp. (Paper & Forest Products)	(a)	6,190	172,639
Trinseo PLC (Chemicals)		3,160	165,774
Warrior Met Coal, Inc. (Metals & Mining)		8,050	206,966
			5,757,744
Real Estate–4.3%
Agree Realty Corp. (Equity REIT)		5,300	378,208
Alexander & Baldwin, Inc. (Equity REIT)		9,700	243,373
American Assets Trust, Inc. (Equity REIT)		5,070	190,277
Brandywine Realty Trust (Equity REIT)		14,450	193,919
CareTrust REIT, Inc. (Equity REIT)		8,080	184,466
Community Healthcare Trust, Inc. (Equity REIT)		3,490	164,972
DiamondRock Hospitality Co. (Equity REIT)	(a)	18,760	180,284
Douglas Elliman, Inc. (Real Estate Mgmt. & Development)	(a)	6,810	78,315
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
Easterly Government Properties, Inc. (Equity REIT)		8,296	$ 190,144
Essential Properties Realty Trust, Inc. (Equity REIT)		9,500	273,885
Four Corners Property Trust, Inc. (Equity REIT)		6,770	199,106
Getty Realty Corp. (Equity REIT)		5,630	180,667
Global Net Lease, Inc. (Equity REIT)		9,430	144,090
Independence Realty Trust, Inc. (Equity REIT)		10,550	272,506
Industrial Logistics Properties Trust (Equity REIT)		7,170	179,609
Innovative Industrial Properties, Inc. (Equity REIT)		2,040	536,336
iStar, Inc. (Equity REIT)		8,500	219,555
LTC Properties, Inc. (Equity REIT)		5,110	174,455
LXP Industrial Trust (Equity REIT)		23,230	362,853
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)	(a)	5,030	258,844
NexPoint Residential Trust, Inc. (Equity REIT)		3,540	296,758
Office Properties Income Trust (Equity REIT)		6,400	158,976
Orion Office REIT, Inc. (Equity REIT)	(a)	4,390	81,961
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	10,280	172,807
Retail Opportunity Investments Corp. (Equity REIT)		10,100	197,960
Safehold, Inc. (Equity REIT)		2,510	200,423
SITE Centers Corp. (Equity REIT)		14,460	228,902
St. Joe Co. / The (Real Estate Mgmt. & Development)		3,880	201,954
Tanger Factory Outlet Centers, Inc. (Equity REIT)		10,180	196,270
Uniti Group, Inc. (Equity REIT)		20,270	283,983
Veris Residential, Inc. (Equity REIT)	(a)	10,860	199,607
Washington Real Estate Investment Trust (Equity REIT)		7,650	197,753
Xenia Hotels & Resorts, Inc. (Equity REIT)	(a)	10,060	182,187
			7,205,405
Utilities–0.9%
American States Water Co. (Water Utilities)		3,140	324,802
Avista Corp. (Multi-Utilities)		5,790	246,017
California Water Service Group (Water Utilities)		4,230	303,968
Chesapeake Utilities Corp. (Gas Utilities)		1,500	218,715
Middlesex Water Co. (Water Utilities)		1,580	190,074
South Jersey Industries, Inc. (Gas Utilities)		8,620	225,154
			1,508,730
Total Common Stocks (Cost $154,561,576)			$168,341,688

Money Market Funds–0.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	487,581	$ 487,630
Total Money Market Funds (Cost $487,630)			$ 487,630
Total Investments – 99.7% (Cost $155,049,206)	(c)		$168,829,318
Other Assets in Excess of Liabilities – 0.3%			467,040
Net Assets – 100.0%			$169,296,358

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON AB Mid Cap Core Portfolio (formerly the ON Janus Henderson Enterprise Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.
Performance as of December 31, 2021
Average Annual returns
One year	16.79%
Five years	18.51%
Ten years	14.83%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 16.79% versus 22.58% for its benchmark, the Russell Midcap® Index.
Effective May 1, 2021, AllianceBernstein L.P. (“AB”) replaced the Portfolio’s previous sub-adviser, Janus Capital Management, LLC (“Janus”). In conjunction with the change in sub-adviser and investment strategy, the Portfolio’s primary benchmark was changed from the Russell Midcap® Growth Index to the Russell Midcap® Index. The change in benchmark was made because the Russell Midcap® Index better aligns with the Portfolio’s new investment strategy.
For the period from January 1, 2021 to April 30, 2021 (the “first performance period”), the Portfolio was sub-advised by Janus and utilized the Russell Midcap® Growth Index as its benchmark. During this period, the Portfolio returned 9.79% versus 5.02% for the Russell Midcap® Growth Index.
For the period from May 1, 2021 to December 31, 2021, (the “latter performance period”), the Portfolio was sub-advised by AB. During this period, the Portfolio returned 6.37% versus 7.86% for the Russell Midcap® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Janus:   One of the most notable trends of 2020 was the outperformance of a narrow group of high-valuation growth stocks, many of which were viewed as beneficiaries of the shift to virtual interactions during the pandemic. In many cases, we believed valuations on these stocks weren't supported by long-term fundamentals, and our more selective approach assisted our relative performance for the first performance period, as investors rotated away from high-valuation stocks. While progress on vaccine distribution contributed to this shift, we believe the major catalyst was the Georgia Senate run-off elections. These election results ended divided government and paved the way for $1.9 trillion in additional fiscal support measures. Expectations for more expansionary fiscal policy and higher nominal economic growth drove bond yields higher, reducing support for longer-duration assets and the most-expensive stocks. It also fueled increased demand for investments that may benefit from a more broad-based economic expansion. With this broadening of market performance, we saw increased investor appreciation for the type of disciplined, reasonably valued growth companies owned by the Portfolio. As a result, the Portfolio outperformed its benchmark for the first performance period.
A.  AB:  Given the Portfolio’s smaller-capitalization skew relative to the benchmark, performance during the latter performance period was negatively impacted by the underperformance of smaller-capitalization stocks. The Russell 2500 Index, representing small and mid-cap (“SMID”) stocks, underperformed the Russell Midcap Index by 5.4% during the latter performance period. For the year ended December 31, 2021, the Russell 2500 Index underperformed the Russell Mid-Cap Index by 4.4%. This annual performance gap was among the widest since the inception of the Russell 2500 Index in 1990. We were able to mitigate the impact of this wide dispersion in three ways.
First, strong stock selection within the active portion of the Portfolio helped offset the headwinds from the smaller-cap tilt of the Portfolio. The active portion of the Portfolio outperformed the Russell 2500 Index by more than 4% during the reporting period. Second, the passive portion of the Portfolio, which seeks to track the Russell Mid-Cap Index, offset the smaller-cap tilt of the active portion. Finally, within the active sleeve, we had a larger allocation to the SMID Cap Growth strategy, which has a larger market capitalization than the SMID Value strategy. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Janus:   For the first performance period, stock selection in Financials and Information Technology contributed the most to relative outperformance, aided by an underweight to Communication Services. Stock selection and an underweight to Health Care slightly detracted from relative performance, as did underweights to the Consumer Discretionary and Energy sectors.
A.  AB:  During the latter performance period, both sector allocation and security selection detracted from the Portfolio’s relative returns. The Portfolio’s underweight to Communication Services contributed to relative performance, but was not enough to offset the negative impacts from overweights to Consumer Discretionary and Information Technology and an underweight to Real Estate. Security selection in Information Technology, Financials and Consumer Discretionary contributed to relative performance, while security selection in Health Care, Consumer Staples and Energy detracted from relative performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Janus:   An overweight allocation to LPL Financial Holdings, Inc. was the top relative contributor for the first performance period. This investment advisory company provides a full-service, technology-enabled platform that helps independent financial professionals serve their clients. It is also exploring new lending

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited) (Continued)
solutions that may benefit from higher long-term interest rates. The stock rose as the company exceeded its revenue and earnings growth targets, aided by strong asset growth. Expectations for stronger nominal growth rates fueled gains for CarMax, Inc., a leading used car retailer in U.S and the second best relative performer. CarMax, Inc. has established a track record of margin share gains over the past few years, but its growth was limited by how quickly it could open stores. As consumers have become more comfortable buying and selling vehicles online, the company has been able to ramp up its growth trajectory. We believe it is well positioned to benefit from both stronger economic trends, increased consumer incomes and a return to normal levels of travel and economic activity. Lam Research Corp., held by the Portfolio but not the benchmark, supplies specialty equipment used to produce memory chips, one of the fastest-growing areas of the semiconductor market and was the third largest relative contributor. Semiconductor demand has accelerated, aided by rebounding global economic growth and powerful long-term trends around cloud computing, automation and the “Internet of Things”. Lam Research Corp. is also benefiting as technology companies invest in additional manufacturing capacity to safeguard their supply chains.
A lack of exposure to biopharmaceutical company Moderna, Inc. was the largest relative detractor for the first performance period, as the stock was a strong performer for the benchmark. Moderna, Inc.’s stock performance benefited as distribution of the company’s COVID-19 vaccine accelerated in early 2021, driving revenue growth. NICE Ltd - ADR (“NICE”) was a second notable detractor from relative performance, as the stock was negatively impacted by the rotation away from higher valuation growth stocks. NICE provides technology solutions for call centers and data security functions critical to virtual business interactions during the pandemic. Longer term, the company has been migrating more of its clients to a Software as a Service (“SaaS”) model that provides recurring revenues. While these SaaS revenues have continued to grow at a rapid clip, the company’s fourth quarter results fell short of investors’ high expectations. As a result, the stock gave back some of its 2020 outperformance, and was a detractor for the first performance period. The rotation away from growth stocks also affected the third largest detractor, Ritchie Bros. Auctioneers, Inc., a leading auctioneer of heavy construction and farm equipment. The company’s shift to online auctions supported revenue growth during the pandemic. The stock gave back some its 2020 gains in early 2021, however, as the company faced short-term headwinds from higher expenses and equipment shortages. Both NICE and Ritchie Bros. Auctioneers, Inc. were positions held by the Portfolio, but not the benchmark during the first performance period.
A.  AB:  During the latter performance period, Synaptics, Inc., a leader in human interface enabling technologies, was the top relative contributor. In addition to continued strength in LCD and OLED displays for mobile devices, Synaptics, Inc.’s investments in wireless connectivity and Internet-of-things are beginning to provide incremental opportunities for growth. We believe the risk reward remains favorable because these new products will drive much higher gross margins and multiple expansion for Synaptics, Inc.’s shares. ON Semiconductor Corp., a leading analog and mixed-signal component supplier, was the second largest contributor during the latter performance period. Strong end-market demand in auto and industrial markets has enabled ON Semiconductor Corp. to achieve its gross margin targets much sooner than expected. We continue to see ON Semiconductor Corp. as a prime beneficiary of increased semiconductor content in future generations of cars, machinery and robotic applications. MongoDB, Inc., a leading cloud-based data management provider, also contributed. MongoDB, Inc. is uniquely positioned to capture market share as legacy applications get migrated to the cloud and as business processes are transformed for the digital age.
For the latter performance period, Chegg, Inc., a leading provider of online student-support services, including study aids and online tutoring to college and high school students, was the largest detractor. The company’s fourth quarter outlook was materially lower than expected, as the deterioration in community college enrollments and overall course loads accelerated. Given limited visibility into when trends are likely to improve, we have opted to exit our position. Shift4 Payments, Inc. Class A (“Shift4”), a provider of payment processing solutions to merchants, was the second largest detractor during the latter performance period. Shift4 shares traded down, along with the broader payments group, after Visa, Inc.’s 2022 revenue outlook fell short of investors’ high expectations. Concerns around the potential impact from COVID-19 on economic activity further pressured the stock. We expect Shift4 will continue to benefit from recovering payment volumes in the restaurant, retail and hospitality industries, as it continues to gain market share. Freshpet Inc. (“Freshpet”), a maker of fresh dog food that is sold through its owned network of refrigerators that are placed in grocery, pet specialty and mass merchant channels, also detracted. Freshpet’s shares drifted lower, as a tight labor supply pushed the start-up of additional production lines required to meet stronger than expected consumer demand from the second to third quarter. While this will shift the cadence of earnings between quarters, we believe the company remains on track to exceed its original full year guidance and see significant upside to 2022 as its newly signed partnership with Chewy, Inc. ramps up. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Janus:   The Portfolio did not hold any derivatives during the first performance period. It participated in four IPOs that, in aggregate, detracted 3 basis points from absolute return during the first performance period. Oscar Health, Inc. Class A detracted 11 basis points, while the other three IPOs modestly contributed.
A.  AB:  During the latter performance period, stock index futures contributed a modest 0.03% to the Portfolio’s performance. The Portfolio participated in 11 IPOs, which contributed 0.11% to performance in aggregate. The largest contributions among the IPOs was from monday.com Ltd., which contributed 0.16%, and Portillo’s, Inc. which contributed 0.12% to performance, respectively. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  AB: During the performance period, there were no significant changes to the investment strategy or selection process.
Michael Doherty, Quantitative Analyst on the U.S. Small and SMID Growth team, will be retiring from the firm effective June 30, 2022. Lucie Germain, who joined the firm in December 2015, will assume Michael’s role as the team’s quantitative analyst. Lucie previously served as a Senior Associate Portfolio Manager in the Institutional Equity Portfolio Management Group where she covered both U.S. Growth and Developed Market Strategic Core equity platforms. Lucie will work side-by-side with Michael until his retirement and there will be no change to the investment process or philosophy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Portfolio's benchmark was changed from Russell Midcap® Growth Index to Russell Midcap® Index, effective May 1, 2021. The change in benchmark was made because the Russell Midcap® Index better reflects the style of the strategy utilized by the current sub-adviser.
The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index. The Russell Midcap® Growth Index measures the performance of those stocks of the Russell Midcap® Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.8
Money Market Funds Less Net Liabilities	0.2
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	ON Semiconductor Corp.	1.1
2.	MongoDB, Inc.	0.9
3.	Pool Corp.	0.9
4.	Monolithic Power Systems, Inc.	0.7
5.	Vail Resorts, Inc.	0.7
6.	Trex Co., Inc.	0.7
7.	Five Below, Inc.	0.7
8.	Floor & Decor Holdings, Inc. Class A	0.6
9.	Entegris, Inc.	0.6
10.	Repligen Corp.	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	21.3
Industrials	18.0
Consumer Discretionary	16.4
Health Care	12.7
Financials	12.4
Real Estate	6.0
Materials	3.6
Energy	2.9
Utilities	2.5
Consumer Staples	2.3
Communication Services	1.7
99.8

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.8%		Shares	Value
Communication Services–1.7%
Criteo SA – ADR (Media)	(a)	8,000	$ 310,960
Discovery, Inc. Class A (Media)	(a)	2,020	47,551
Discovery, Inc. Class C (Media)	(a)	2,360	54,044
Fox Corp. Class A (Media)		2,040	75,276
Interpublic Group of Cos., Inc. / The (Media)		2,400	89,880
Liberty Broadband Corp. Class A (Media)	(a)	480	77,232
Liberty Broadband Corp. Class C (Media)	(a)	660	106,326
Liberty Media Corp. - Liberty Formula One Class C (Media)	(a)	1,625	102,765
Liberty Media Corp. - Liberty SiriusXM Class A (Media)	(a)	1,690	85,937
Match Group, Inc. (Interactive Media & Svs.)	(a)	920	121,670
Omnicom Group, Inc. (Media)		930	68,141
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	1,640	59,614
Roku, Inc. (Entertainment)	(a)	450	102,690
Sirius XM Holdings, Inc. (Media)		12,500	79,375
Spotify Technology SA (Entertainment)	(a)	550	128,716
Take-Two Interactive Software, Inc. (Entertainment)	(a)	470	83,528
Twitter, Inc. (Interactive Media & Svs.)	(a)	3,190	137,872
ViacomCBS, Inc. Class B (Media)		2,310	69,716
			1,801,293
Consumer Discretionary–16.4%
Advance Auto Parts, Inc. (Specialty Retail)		380	91,154
Aptiv PLC (Auto Components)	(a)	1,100	181,445
Aramark (Hotels, Restaurants & Leisure)		1,962	72,300
AutoZone, Inc. (Specialty Retail)	(a)	90	188,675
Bath & Body Works, Inc. (Specialty Retail)		1,160	80,956
Best Buy Co., Inc. (Specialty Retail)		940	95,504
Brunswick Corp. (Leisure Products)		1,400	141,022
Burlington Stores, Inc. (Specialty Retail)	(a)	264	76,959
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	770	72,018
CarMax, Inc. (Specialty Retail)	(a)	671	87,384
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	3,130	62,976
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		3,900	394,758
Carvana Co. (Specialty Retail)	(a)	270	62,583
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	110	192,308
D.R. Horton, Inc. (Household Durables)		1,350	146,408
Dana, Inc. (Auto Components)		8,080	184,386
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		530	79,839
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)		4,150	314,612
Dollar Tree, Inc. (Multiline Retail)	(a)	970	136,304
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		180	101,579
DoorDash, Inc. Class A (Internet & Direct Marketing Retail)	(a)	531	79,066
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,490	40,930
Dutch Bros, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	3,764	191,625
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	484	105,967
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	570	103,010
Fisker, Inc. (Automobiles)	(a)	10,410	163,749
Five Below, Inc. (Specialty Retail)	(a)	3,290	680,668
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	5,037	654,860
Frontdoor, Inc. (Diversified Consumer Svs.)	(a)	1,428	52,336
Garmin Ltd. (Household Durables)		610	83,064
Gentex Corp. (Auto Components)		2,170	75,625
Genuine Parts Co. (Distributors)		610	85,522
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	19,940	425,121
Hasbro, Inc. (Leisure Products)		770	78,371
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	4,660	242,833
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	1,120	174,709
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	11,050	$ 177,905
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	930	89,187
KB Home (Household Durables)		7,110	318,030
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		4,290	219,863
Latham Group, Inc. (Leisure Products)	(a)	15,010	375,700
Lear Corp. (Auto Components)		1,640	300,038
Lennar Corp. Class A (Household Durables)		1,100	127,776
Lithia Motors, Inc. (Specialty Retail)		1,410	418,699
LKQ Corp. (Distributors)		1,630	97,849
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	460	180,067
MGM Resorts International (Hotels, Restaurants & Leisure)		1,930	86,618
Mister Car Wash, Inc. (Diversified Consumer Svs.)	(a)	20,092	365,875
Mohawk Industries, Inc. (Household Durables)	(a)	370	67,407
National Vision Holdings, Inc. (Specialty Retail)	(a)	9,140	438,629
NVR, Inc. (Household Durables)	(a)	101	596,796
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	290	204,807
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		2,550	340,348
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	980	50,813
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	6,200	561,596
Pool Corp. (Distributors)		1,593	901,638
Portillo's, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	4,973	186,686
PulteGroup, Inc. (Household Durables)		8,970	512,725
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		3,280	389,861
RH (Specialty Retail)	(a)	110	58,953
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	13,450	248,287
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	3,260	217,866
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		7,480	303,688
Taylor Morrison Home Corp. (Household Durables)	(a)	6,460	225,842
Tempur Sealy International, Inc. (Household Durables)		13,470	633,494
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	1,499	67,800
TopBuild Corp. (Household Durables)	(a)	2,010	554,579
Tractor Supply Co. (Specialty Retail)		470	112,142
Ulta Beauty, Inc. (Specialty Retail)	(a)	230	94,838
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,140	66,537
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,330	97,383
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		2,280	747,612
Victoria's Secret & Co. (Specialty Retail)	(a)	386	21,438
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	288	54,711
Williams-Sonoma, Inc. (Specialty Retail)		2,160	365,321
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)		1,640	81,738
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		1,150	159,689
			17,121,457
Consumer Staples–2.3%
Archer-Daniels-Midland Co. (Food Products)		2,280	154,105
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	60	30,306
Brown-Forman Corp. Class B (Beverages)		1,000	72,860
Bunge Ltd. (Food Products)		900	84,024
Campbell Soup Co. (Food Products)		1,600	69,536
Church & Dwight Co., Inc. (Household Products)		1,020	104,550

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Clorox Co. / The (Household Products)		510	$ 88,924
Conagra Brands, Inc. (Food Products)		2,060	70,349
Freshpet, Inc. (Food Products)	(a)	2,590	246,749
Hain Celestial Group, Inc. / The (Food Products)	(a)	8,800	374,968
Hershey Co. / The (Food Products)		600	116,082
Hormel Foods Corp. (Food Products)		1,650	80,536
J.M. Smucker Co. / The (Food Products)		580	78,776
Kellogg Co. (Food Products)		1,220	78,592
Kroger Co. / The (Food & Staples Retailing)		3,100	140,306
Lamb Weston Holdings, Inc. (Food Products)		950	60,211
McCormick & Co., Inc. (Food Products)		1,010	97,576
Nomad Foods Ltd. (Food Products)	(a)	13,440	341,242
Tyson Foods, Inc. Class A (Food Products)		1,180	102,849
			2,392,541
Energy–2.9%
Baker Hughes Co. (Energy Equip. & Svs.)		3,800	91,428
Cactus, Inc. Class A (Energy Equip. & Svs.)		11,550	440,401
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		980	99,392
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		17,100	324,900
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3,260	143,603
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)		395	18,952
Halliburton Co. (Energy Equip. & Svs.)		3,900	89,193
Hess Corp. (Oil, Gas & Consumable Fuels)		1,130	83,654
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		9,120	298,954
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6,770	111,163
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		2,660	170,213
Matador Resources Co. (Oil, Gas & Consumable Fuels)		8,750	323,050
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3,440	99,726
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		1,810	106,356
Phillips 66 (Oil, Gas & Consumable Fuels)		1,700	123,182
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		830	150,960
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		2,200	114,928
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		1,580	118,674
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5,010	130,460
			3,039,189
Financials–12.4%
Aflac, Inc. (Insurance)		2,600	151,814
AGNC Investment Corp. (Mortgage REIT)		4,250	63,920
Ally Financial, Inc. (Consumer Finance)		1,520	72,367
American Financial Group, Inc. (Insurance)		2,980	409,214
Ameriprise Financial, Inc. (Capital Markets)		480	144,797
Annaly Capital Management, Inc. (Mortgage REIT)		8,400	65,688
Apollo Global Management, Inc. (Capital Markets)	(a)	1,380	99,953
Arch Capital Group Ltd. (Insurance)	(a)	1,920	85,344
Ares Management Corp. Class A (Capital Markets)		7,218	586,607
Arthur J. Gallagher & Co. (Insurance)		780	132,343
Athene Holding Ltd. Class A (Insurance)	(a)	1,280	106,662
BankUnited, Inc. (Banks)		6,430	272,053
Brown & Brown, Inc. (Insurance)		1,430	100,500
Carlyle Group, Inc. / The (Capital Markets)		1,790	98,271
CBOE Global Markets, Inc. (Capital Markets)		734	95,714
Cincinnati Financial Corp. (Insurance)		680	77,472
Citizens Financial Group, Inc. (Banks)		1,740	82,215
Comerica, Inc. (Banks)		5,590	486,330
Commerce Bancshares, Inc. (Banks)		1,029	70,733
Discover Financial Services (Consumer Finance)		1,250	144,450
Common Stocks (Continued)		Shares	Value
Financials (continued)
East West Bancorp, Inc. (Banks)		1,000	$ 78,680
Everest Re Group Ltd. (Insurance)		862	236,119
FactSet Research Systems, Inc. (Capital Markets)		230	111,782
Fidelity National Financial, Inc. (Insurance)		1,670	87,141
Fifth Third Bancorp (Banks)		2,900	126,295
First Citizens BancShares, Inc. Class A (Banks)		570	473,009
First Hawaiian, Inc. (Banks)		10,700	292,431
First Republic Bank (Banks)		710	146,622
Franklin Resources, Inc. (Capital Markets)		2,540	85,065
Goosehead Insurance, Inc. Class A (Insurance)		2,010	261,461
Hanover Insurance Group, Inc. / The (Insurance)		2,090	273,915
Hartford Financial Services Group, Inc. / The (Insurance)		1,470	101,489
Huntington Bancshares, Inc. (Banks)		4,980	76,792
Invesco Ltd. (Capital Markets)		2,820	64,916
Kemper Corp. (Insurance)		1,294	76,074
KeyCorp (Banks)		3,650	84,425
Kinsale Capital Group, Inc. (Insurance)		2,530	601,862
KKR & Co., Inc. (Capital Markets)		2,230	166,135
Loews Corp. (Insurance)		1,370	79,131
LPL Financial Holdings, Inc. (Capital Markets)		490	78,444
M&T Bank Corp. (Banks)		520	79,862
Markel Corp. (Insurance)	(a)	60	74,040
MarketAxess Holdings, Inc. (Capital Markets)		160	65,803
Moelis & Co. Class A (Capital Markets)		4,977	311,112
MSCI, Inc. (Capital Markets)		329	201,575
Nasdaq, Inc. (Capital Markets)		470	98,705
Northern Trust Corp. (Capital Markets)		780	93,296
Pinnacle Financial Partners, Inc. (Banks)		4,630	442,165
Principal Financial Group, Inc. (Insurance)		1,190	86,073
Prudential Financial, Inc. (Insurance)		1,630	176,431
Raymond James Financial, Inc. (Capital Markets)		870	87,348
Regions Financial Corp. (Banks)		3,530	76,954
Santander Consumer U.S.A. Holdings, Inc. (Consumer Finance)		2,250	94,545
Selective Insurance Group, Inc. (Insurance)		2,880	235,987
Signature Bank (Banks)		1,550	501,378
State Street Corp. (Capital Markets)		1,440	133,920
Stifel Financial Corp. (Capital Markets)		4,270	300,693
SVB Financial Group (Banks)	(a)	599	406,266
Synchrony Financial (Consumer Finance)		2,390	110,872
Synovus Financial Corp. (Banks)		7,070	338,441
T. Rowe Price Group, Inc. (Capital Markets)		920	180,909
Texas Capital Bancshares, Inc. (Banks)	(a)	5,160	310,890
Tradeweb Markets, Inc. Class A (Capital Markets)		940	94,132
Umpqua Holdings Corp. (Banks)		11,430	219,913
Upstart Holdings, Inc. (Consumer Finance)	(a)	166	25,116
W.R. Berkley Corp. (Insurance)		955	78,682
Webster Financial Corp. (Banks)		6,030	336,715
Western Alliance Bancorp (Banks)		730	78,585
Willis Towers Watson PLC (Insurance)		530	125,870
Wintrust Financial Corp. (Banks)		3,720	337,850
Zions Bancorp N.A. (Banks)		6,380	402,961
			12,955,324
Health Care–12.7%
10X Genomics, Inc. Class A (Life Sciences Tools & Svs.)	(a)	3,544	527,914
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	240	86,201
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5,830	353,881
ADC Therapeutics SA (Biotechnology)	(a)	5,740	115,948
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,260	201,159
Alignment Healthcare, Inc. (Health Care Providers & Svs.)	(a)	19,870	279,372
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	540	91,573
AmerisourceBergen Corp. (Health Care Providers & Svs.)		630	83,721

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	3,930	$ 260,559
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	1,528	205,562
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,020	488,101
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	2,380	100,293
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	1,880	259,083
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	975	86,141
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	120	90,668
Bio-Techne Corp. (Life Sciences Tools & Svs.)		180	93,121
Blueprint Medicines Corp. (Biotechnology)	(a)	2,590	277,415
Catalent, Inc. (Pharmaceuticals)	(a)	679	86,932
Cerner Corp. (Health Care Technology)		1,250	116,088
Change Healthcare, Inc. (Health Care Technology)	(a)	13,680	292,478
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	230	86,659
Coherus Biosciences, Inc. (Biotechnology)	(a)	11,510	183,700
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		201	84,207
DaVita, Inc. (Health Care Providers & Svs.)	(a)	650	73,944
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		1,134	63,266
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	370	198,671
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	2,404	68,226
Erasca, Inc. (Biotechnology)	(a)	6,847	106,676
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	3,266	326,665
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	1,160	88,810
Horizon Therapeutics PLC (Biotechnology)	(a)	810	87,286
ICON PLC (Life Sciences Tools & Svs.)	(a)	1,780	551,266
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	364	86,392
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	350	230,461
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,700	520,239
Instil Bio, Inc. (Biotechnology)	(a)	9,430	161,347
Insulet Corp. (Health Care Equip. & Supplies)	(a)	1,600	425,712
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	4,650	311,503
Intellia Therapeutics, Inc. (Biotechnology)	(a)	2,340	276,682
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	780	220,069
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	400	125,684
Legend Biotech Corp. – ADR (Biotechnology)	(a)	4,410	205,550
LianBio – ADR (Biotechnology)	(a)	6,094	37,539
Maravai LifeSciences Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,960	82,124
Masimo Corp. (Health Care Equip. & Supplies)	(a)	330	96,617
McKesson Corp. (Health Care Providers & Svs.)		650	161,570
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	15,310	416,585
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	90	152,749
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	300	95,424
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	802	68,306
Novocure Ltd. (Health Care Equip. & Supplies)	(a)	420	31,534
Oak Street Health, Inc. (Health Care Providers & Svs.)	(a)	1,240	41,094
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	250	71,830
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		420	84,445
QIAGEN N.V. (Life Sciences Tools & Svs.)	(a)	1,580	87,816
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		580	100,346
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	2,430	643,561
ResMed, Inc. (Health Care Equip. & Supplies)		590	153,683
Royalty Pharma PLC Class A (Pharmaceuticals)		1,730	68,941
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	1,153	$ 103,828
Seagen, Inc. (Biotechnology)	(a)	530	81,938
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	6,140	261,625
STERIS PLC (Health Care Equip. & Supplies)		360	87,628
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3,550	364,514
Teladoc Health, Inc. (Health Care Technology)	(a)	440	40,401
Teleflex, Inc. (Health Care Equip. & Supplies)		195	64,054
Turning Point Therapeutics, Inc. (Biotechnology)	(a)	3,880	185,076
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	2,980	250,588
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		510	66,127
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	560	143,069
Viatris, Inc. (Pharmaceuticals)		5,730	77,527
Vir Biotechnology, Inc. (Biotechnology)	(a)	5,010	209,769
Waters Corp. (Life Sciences Tools & Svs.)	(a)	253	94,268
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		300	140,703
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		850	107,984
			13,252,488
Industrials–18.0%
A.O. Smith Corp. (Building Products)		1,130	97,011
ADT, Inc. (Commercial Svs. & Supplies)		30,440	256,000
AECOM (Construction & Engineering)		6,050	467,967
AGCO Corp. (Machinery)		520	60,330
Allegion PLC (Building Products)		570	75,491
AMERCO (Road & Rail)		130	94,410
AMETEK, Inc. (Electrical Equip.)		3,840	564,634
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		2,310	237,237
Armstrong World Industries, Inc. (Building Products)		4,650	539,958
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	3,215	504,755
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		790	85,028
Carrier Global Corp. (Building Products)		3,550	192,552
Chart Industries, Inc. (Machinery)	(a)	2,540	405,105
Cintas Corp. (Commercial Svs. & Supplies)		360	159,541
Clarivate PLC (Professional Svs.)	(a)	2,930	68,914
Copart, Inc. (Commercial Svs. & Supplies)	(a)	844	127,967
CoStar Group, Inc. (Professional Svs.)	(a)	1,620	128,029
Crane Co. (Machinery)		2,150	218,720
Cummins, Inc. (Machinery)		610	133,065
Delta Air Lines, Inc. (Airlines)	(a)	2,620	102,390
Dover Corp. (Machinery)		590	107,144
Dycom Industries, Inc. (Construction & Engineering)	(a)	3,510	329,098
Equifax, Inc. (Professional Svs.)		490	143,467
Expeditors International of Washington, Inc. (Air Freight & Logistics)		690	92,660
Fastenal Co. (Trading Companies & Distributors)		2,350	150,541
Fortive Corp. (Machinery)		1,210	92,311
Fortune Brands Home & Security, Inc. (Building Products)		730	78,037
GATX Corp. (Trading Companies & Distributors)		1,670	173,997
Generac Holdings, Inc. (Electrical Equip.)	(a)	250	87,980
Graco, Inc. (Machinery)		990	79,814
HEICO Corp. Class A (Aerospace & Defense)		600	77,112
Herc Holdings, Inc. (Trading Companies & Distributors)		2,630	411,726
Howmet Aerospace, Inc. (Aerospace & Defense)		13,970	444,665
Hubbell, Inc. (Electrical Equip.)		400	83,308
IDEX Corp. (Machinery)		350	82,712
IHS Markit Ltd. (Professional Svs.)		1,630	216,660
Ingersoll Rand, Inc. (Machinery)		9,631	595,870
ITT, Inc. (Machinery)		4,410	450,658

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Industrials (continued)
J.B. Hunt Transport Services, Inc. (Road & Rail)		450	$ 91,980
Jacobs Engineering Group, Inc. (Construction & Engineering)		3,300	459,459
Kirby Corp. (Marine)	(a)	1,600	95,072
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		6,130	373,562
Korn Ferry (Professional Svs.)		3,490	264,298
Leidos Holdings, Inc. (Professional Svs.)		750	66,675
Lennox International, Inc. (Building Products)		230	74,603
Lyft, Inc. Class A (Road & Rail)	(a)	1,370	58,540
Masco Corp. (Building Products)		1,190	83,562
Masonite International Corp. (Building Products)	(a)	2,580	304,311
Middleby Corp. / The (Machinery)	(a)	2,566	504,886
MillerKnoll, Inc. (Commercial Svs. & Supplies)		7,170	280,992
Nordson Corp. (Machinery)		360	91,897
Old Dominion Freight Line, Inc. (Road & Rail)		400	143,352
Oshkosh Corp. (Machinery)		3,570	402,375
Otis Worldwide Corp. (Machinery)		1,680	146,278
Owens Corning (Building Products)		790	71,495
PACCAR, Inc. (Machinery)		1,390	122,681
Parker-Hannifin Corp. (Machinery)		520	165,422
Pentair PLC (Machinery)		1,180	86,175
Plug Power, Inc. (Electrical Equip.)	(a)	16,280	459,584
Quanta Services, Inc. (Construction & Engineering)		790	90,581
Regal Rexnord Corp. (Electrical Equip.)		2,850	485,013
Republic Services, Inc. (Commercial Svs. & Supplies)		860	119,927
Robert Half International, Inc. (Professional Svs.)		3,880	432,698
Rockwell Automation, Inc. (Electrical Equip.)		470	163,960
Rollins, Inc. (Commercial Svs. & Supplies)		2,040	69,788
Sensata Technologies Holding PLC (Electrical Equip.)	(a)	2,439	150,462
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	2,380	576,626
SkyWest, Inc. (Airlines)	(a)	7,190	282,567
Snap-on, Inc. (Machinery)		320	68,922
Southwest Airlines Co. (Airlines)	(a)	2,410	103,244
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		9,240	398,152
Stanley Black & Decker, Inc. (Machinery)		630	118,831
Sunrun, Inc. (Electrical Equip.)	(a)	1,340	45,962
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	175	76,456
TFI International, Inc. (Road & Rail)		4,020	450,682
Timken Co. / The (Machinery)		3,790	262,609
Toro Co. / The (Machinery)		670	66,940
Trane Technologies PLC (Building Products)		980	197,989
TransDigm Group, Inc. (Aerospace & Defense)	(a)	220	139,982
TransUnion (Professional Svs.)		780	92,492
Trex Co., Inc. (Building Products)	(a)	5,350	722,410
TuSimple Holdings, Inc. Class A (Road & Rail)	(a)	481	17,244
United Airlines Holdings, Inc. (Airlines)	(a)	1,400	61,292
United Rentals, Inc. (Trading Companies & Distributors)	(a)	298	99,022
Verisk Analytics, Inc. (Professional Svs.)		649	148,446
Vertiv Holdings Co. (Electrical Equip.)		8,330	208,000
W.W. Grainger, Inc. (Trading Companies & Distributors)		180	93,283
Watsco, Inc. (Trading Companies & Distributors)		260	81,349
Westinghouse Air Brake Technologies Corp. (Machinery)		930	85,662
WillScot Mobile Mini Holdings Corp. (Construction & Engineering)	(a)	7,560	308,750
Xylem, Inc. (Machinery)		730	87,542
			18,870,946
Information Technology–21.3%
ACI Worldwide, Inc. (Software)	(a)	6,850	237,695
Akamai Technologies, Inc. (IT Svs.)	(a)	700	81,928
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Amdocs Ltd. (IT Svs.)		1,000	$ 74,840
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,390	209,029
ANSYS, Inc. (Software)	(a)	350	140,392
Arista Networks, Inc. (Communications Equip.)	(a)	870	125,062
Avalara, Inc. (Software)	(a)	4,670	602,944
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		8,110	334,375
Belden, Inc. (Electronic Equip., Instr. & Comp.)		4,800	315,504
Bill.com Holdings, Inc. (Software)	(a)	490	122,084
Black Knight, Inc. (Software)	(a)	1,050	87,035
Booz Allen Hamilton Holding Corp. (IT Svs.)		920	78,007
Broadridge Financial Solutions, Inc. (IT Svs.)		477	87,205
Cadence Design Systems, Inc. (Software)	(a)	1,130	210,575
CDW Corp. (Electronic Equip., Instr. & Comp.)		590	120,820
Ciena Corp. (Communications Equip.)	(a)	5,720	440,268
Citrix Systems, Inc. (Software)		620	58,646
Cloudflare, Inc. Class A (IT Svs.)	(a)	900	118,350
Cognex Corp. (Electronic Equip., Instr. & Comp.)		6,689	520,137
CommVault Systems, Inc. (Software)	(a)	4,030	277,748
Corning, Inc. (Electronic Equip., Instr. & Comp.)		3,080	114,668
Coupa Software, Inc. (Software)	(a)	300	47,415
Crowdstrike Holdings, Inc. Class A (Software)	(a)	727	148,853
Datadog, Inc. Class A (Software)	(a)	924	164,574
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	3,164	254,164
DocuSign, Inc. (Software)	(a)	740	112,709
Dropbox, Inc. Class A (Software)	(a)	2,970	72,884
Dynatrace, Inc. (Software)	(a)	9,640	581,774
Elastic N.V. (Software)	(a)	630	77,547
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	550	100,617
Entegris, Inc. (Semiconductors & Equip.)		4,720	654,098
EPAM Systems, Inc. (IT Svs.)	(a)	220	147,059
Euronet Worldwide, Inc. (IT Svs.)	(a)	696	82,942
Fair Isaac Corp. (Software)	(a)	148	64,183
Five9, Inc. (Software)	(a)	410	56,301
FleetCor Technologies, Inc. (IT Svs.)	(a)	340	76,106
Flywire Corp. (IT Svs.)	(a)	7,998	304,404
Fortinet, Inc. (Software)	(a)	540	194,076
Freshworks, Inc. Class A (Software)	(a)	13,550	355,823
Gartner, Inc. (IT Svs.)	(a)	390	130,385
Genpact Ltd. (IT Svs.)		3,770	200,112
HashiCorp, Inc. Class A (Software)	(a)	2,884	262,559
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		5,300	83,581
HP, Inc. (Tech. Hardware, Storage & Periph.)		5,300	199,651
HubSpot, Inc. (Software)	(a)	170	112,056
Jack Henry & Associates, Inc. (IT Svs.)		470	78,485
Juniper Networks, Inc. (Communications Equip.)		3,000	107,130
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	760	156,948
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		3,810	230,657
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	8,183	630,582
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		1,420	446,846
Lumentum Holdings, Inc. (Communications Equip.)	(a)	3,450	364,906
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	7,410	580,203
Manhattan Associates, Inc. (Software)	(a)	3,870	601,746
Marvell Technology, Inc. (Semiconductors & Equip.)		3,180	278,218
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	1,850	139,471
McAfee Corp. Class A (Software)		3,140	80,981
Microchip Technology, Inc. (Semiconductors & Equip.)		2,046	178,125
MKS Instruments, Inc. (Semiconductors & Equip.)		429	74,719
Monday.com Ltd. (Software)	(a)	1,101	339,901
MongoDB, Inc. (IT Svs.)	(a)	1,789	947,007

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,530	$ 754,795
Motorola Solutions, Inc. (Communications Equip.)		700	190,190
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		1,839	80,309
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		1,020	93,830
NortonLifeLock, Inc. (Software)		3,530	91,709
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,960	521,937
Nuance Communications, Inc. (Software)	(a)	1,430	79,108
Okta, Inc. (IT Svs.)	(a)	480	107,602
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	17,123	1,162,994
Palantir Technologies, Inc. Class A (Software)	(a)	6,290	114,541
Palo Alto Networks, Inc. (Software)	(a)	390	217,136
Paychex, Inc. (IT Svs.)		1,320	180,180
Paycom Software, Inc. (Software)	(a)	200	83,038
Procore Technologies, Inc. (Software)	(a)	216	17,274
PTC, Inc. (Software)	(a)	580	70,267
Qorvo, Inc. (Semiconductors & Equip.)	(a)	470	73,503
RingCentral, Inc. Class A (Software)	(a)	323	60,514
Samsara, Inc. Class A (Software)	(a)	11,146	313,314
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	5,950	344,683
Skyworks Solutions, Inc. (Semiconductors & Equip.)		680	105,495
Smartsheet, Inc. Class A (Software)	(a)	5,420	419,779
Splunk, Inc. (Software)	(a)	660	76,375
SS&C Technologies Holdings, Inc. (Software)		1,030	84,439
StoneCo Ltd. Class A (IT Svs.)	(a)	1,180	19,895
Synaptics, Inc. (Semiconductors & Equip.)	(a)	1,772	513,012
Synopsys, Inc. (Software)	(a)	620	228,470
Teradyne, Inc. (Semiconductors & Equip.)		680	111,200
Trade Desk, Inc. / The Class A (Software)	(a)	1,700	155,788
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,020	88,934
Tyler Technologies, Inc. (Software)	(a)	180	96,831
Ubiquiti, Inc. (Communications Equip.)		270	82,809
Unity Software, Inc. (Software)	(a)	750	107,243
Varonis Systems, Inc. (Software)	(a)	8,180	399,020
VeriSign, Inc. (IT Svs.)	(a)	410	104,066
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	1,250	81,513
Wix.com Ltd. (IT Svs.)	(a)	250	39,448
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	3,842	429,420
Xilinx, Inc. (Semiconductors & Equip.)		1,000	212,030
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	220	130,944
Zscaler, Inc. (Software)	(a)	410	131,745
			22,252,490
Materials–3.6%
Albemarle Corp. (Chemicals)		470	109,872
Amcor PLC (Containers & Packaging)		6,490	77,945
Avery Dennison Corp. (Containers & Packaging)		360	77,965
Ball Corp. (Containers & Packaging)		1,300	125,151
Berry Global Group, Inc. (Containers & Packaging)	(a)	4,510	332,748
Carpenter Technology Corp. (Metals & Mining)		8,150	237,898
Celanese Corp. (Chemicals)		490	82,349
Corteva, Inc. (Chemicals)		3,080	145,622
Eastman Chemical Co. (Chemicals)		660	79,801
GCP Applied Technologies, Inc. (Chemicals)	(a)	779	24,663
Innospec, Inc. (Chemicals)		1,900	171,646
International Flavors & Fragrances, Inc. (Chemicals)		1,020	153,663
International Paper Co. (Containers & Packaging)		1,610	75,638
LyondellBasell Industries N.V. Class A (Chemicals)		1,050	96,842
Martin Marietta Materials, Inc. (Construction Materials)		250	110,130
Nucor Corp. (Metals & Mining)		1,230	140,405
Orion Engineered Carbons SA (Chemicals)		10,180	186,905
Common Stocks (Continued)		Shares	Value
Materials (continued)
Packaging Corp. of America (Containers & Packaging)		520	$ 70,798
PPG Industries, Inc. (Chemicals)		970	167,267
Reliance Steel & Aluminum Co. (Metals & Mining)		2,000	324,440
RPM International, Inc. (Chemicals)		800	80,800
Sealed Air Corp. (Containers & Packaging)		6,080	410,218
Steel Dynamics, Inc. (Metals & Mining)		1,260	78,208
Trinseo PLC (Chemicals)		3,770	197,774
Vulcan Materials Co. (Construction Materials)		540	112,093
Westrock Co. (Containers & Packaging)		1,370	60,773
			3,731,614
Real Estate–6.0%
Alexandria Real Estate Equities, Inc. (Equity REIT)		550	122,628
American Campus Communities, Inc. (Equity REIT)		5,150	295,043
American Homes 4 Rent Class A (Equity REIT)		2,060	89,837
Americold Realty Trust (Equity REIT)		1,890	61,973
AvalonBay Communities, Inc. (Equity REIT)		570	143,976
Boston Properties, Inc. (Equity REIT)		700	80,626
Broadstone Net Lease, Inc. (Equity REIT)		8,940	221,891
Camden Property Trust (Equity REIT)		2,510	448,487
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	1,370	148,659
Cousins Properties, Inc. (Equity REIT)		7,610	306,531
CubeSmart (Equity REIT)		6,540	372,191
Duke Realty Corp. (Equity REIT)		1,640	107,650
Equity LifeStyle Properties, Inc. (Equity REIT)		1,100	96,426
Equity Residential (Equity REIT)		1,510	136,655
Essex Property Trust, Inc. (Equity REIT)		270	95,102
Extra Space Storage, Inc. (Equity REIT)		530	120,167
Gaming and Leisure Properties, Inc. (Equity REIT)		1,640	79,802
Healthpeak Properties, Inc. (Equity REIT)		2,220	80,120
Invitation Homes, Inc. (Equity REIT)		2,300	104,282
Iron Mountain, Inc. (Equity REIT)		1,900	99,427
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	410	110,429
Kimco Realty Corp. (Equity REIT)		3,630	89,479
Lamar Advertising Co. Class A (Equity REIT)		767	93,037
Medical Properties Trust, Inc. (Equity REIT)		3,460	81,760
MGM Growth Properties LLC Class A (Equity REIT)		3,200	130,720
Mid-America Apartment Communities, Inc. (Equity REIT)		480	110,131
Orion Office REIT, Inc. (Equity REIT)	(a)	265	4,948
Physicians Realty Trust (Equity REIT)		19,240	362,289
Realty Income Corp. (Equity REIT)		2,650	189,713
Regency Centers Corp. (Equity REIT)		1,200	90,420
Safehold, Inc. (Equity REIT)		4,750	379,287
SBA Communications Corp. (Equity REIT)		420	163,388
Simon Property Group, Inc. (Equity REIT)		1,340	214,092
STAG Industrial, Inc. (Equity REIT)		6,560	314,618
STORE Capital Corp. (Equity REIT)		2,130	73,272
Sun Communities, Inc. (Equity REIT)		460	96,586
UDR, Inc. (Equity REIT)		1,640	98,384
Ventas, Inc. (Equity REIT)		1,530	78,214
VICI Properties, Inc. (Equity REIT)		2,400	72,264
W.P. Carey, Inc. (Equity REIT)		1,020	83,691
Welltower, Inc. (Equity REIT)		1,710	146,667
Weyerhaeuser Co. (Equity REIT)		3,060	126,011
			6,320,873
Utilities–2.5%
Alliant Energy Corp. (Electric Utilities)		1,358	83,476
Ameren Corp. (Multi-Utilities)		1,010	89,900
American Water Works Co., Inc. (Water Utilities)		750	141,645
Atmos Energy Corp. (Gas Utilities)		740	77,530
Avangrid, Inc. (Electric Utilities)		1,500	74,820
CenterPoint Energy, Inc. (Multi-Utilities)		3,110	86,800
CMS Energy Corp. (Multi-Utilities)		1,180	76,759
Consolidated Edison, Inc. (Multi-Utilities)		1,410	120,301

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)	Shares	Value
Utilities (continued)
DTE Energy Co. (Multi-Utilities)	790	$ 94,437
Edison International (Electric Utilities)	1,470	100,328
Entergy Corp. (Electric Utilities)	830	93,500
Essential Utilities, Inc. (Water Utilities)	1,620	86,978
Evergy, Inc. (Electric Utilities)	1,190	81,646
Eversource Energy (Electric Utilities)	1,400	127,372
FirstEnergy Corp. (Electric Utilities)	2,210	91,914
IDACORP, Inc. (Electric Utilities)	3,680	416,981
NiSource, Inc. (Multi-Utilities)	2,930	80,897
PPL Corp. (Electric Utilities)	3,140	94,388
Public Service Enterprise Group, Inc. (Multi-Utilities)	2,070	138,131
Southwest Gas Holdings, Inc. (Gas Utilities)	3,010	210,850
WEC Energy Group, Inc. (Multi-Utilities)	1,290	125,220
Xcel Energy, Inc. (Electric Utilities)	2,150	145,555
		2,639,428
Total Common Stocks (Cost $96,025,478)		$104,377,643

Money Market Funds–0.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	666,961	$ 667,028
Total Money Market Funds (Cost $667,028)			$ 667,028
Total Investments – 100.4% (Cost $96,692,506)	(c)		$105,044,671
Liabilities in Excess of Other Assets – (0.4)%			(393,197)
Net Assets – 100.0%			$104,651,474

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities of companies that are included in the S&P 500® Index.
Performance as of December 31, 2021
Average Annual returns
One year	28.25%
Five years	18.03%
Ten years	16.05%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.39% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 28.25% versus 28.71% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the period that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Information Technology was the largest sector contributor, followed by Financials and Health Care, for both the Portfolio and its benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Stocks contributing the most to benchmark and Portfolio returns included Microsoft Corp., Apple, Inc. and NVIDIA Corp. Stocks that lagged for the year included PayPal Holdings, Inc., The Walt Disney Co., and Moderna, Inc. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P 500 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures contributed 20 basis points to absolute return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.7
Other Net Assets	0.3
100.0
Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	6.8
2.	Microsoft Corp.	6.2
3.	Amazon.com, Inc.	3.6
4.	Alphabet, Inc. Class A	2.1
5.	Tesla, Inc.	2.1
6.	Alphabet, Inc. Class C	2.0
7.	Meta Platforms, Inc. Class A	2.0
8.	NVIDIA Corp.	1.8
9.	Berkshire Hathaway, Inc. Class B	1.4
10.	UnitedHealth Group, Inc.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	29.0
Health Care	13.2
Consumer Discretionary	12.3
Financials	10.6
Communication Services	10.4
Industrials	7.8
Consumer Staples	5.9
Real Estate	2.8
Energy	2.7
Materials	2.5
Utilities	2.5
99.7

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.7%		Shares	Value
Communication Services–10.4%
Activision Blizzard, Inc. (Entertainment)		25,588	$ 1,702,370
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	9,828	28,472,109
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	9,168	26,528,433
AT&T, Inc. (Diversified Telecom. Svs.)		233,592	5,746,363
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,344	3,224,565
Charter Communications, Inc. Class A (Media)	(a)	4,048	2,639,175
Comcast Corp. Class A (Media)		149,188	7,508,632
Discovery, Inc. Class A (Media)	(a)	5,569	131,094
Discovery, Inc. Class C (Media)	(a)	9,944	227,718
DISH Network Corp. Class A (Media)	(a)	8,367	271,425
Electronic Arts, Inc. (Entertainment)		9,294	1,225,879
Fox Corp. Class A (Media)		10,209	376,712
Fox Corp. Class B (Media)		5,043	172,824
Interpublic Group of Cos., Inc. / The (Media)		13,006	487,075
Live Nation Entertainment, Inc. (Entertainment)	(a)	4,406	527,354
Lumen Technologies, Inc. (Diversified Telecom. Svs.)		30,558	383,503
Match Group, Inc. (Interactive Media & Svs.)	(a)	9,230	1,220,667
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	77,443	26,047,953
Netflix, Inc. (Entertainment)	(a)	14,495	8,732,368
News Corp. Class A (Media)		13,582	303,014
News Corp. Class B (Media)		3,533	79,492
Omnicom Group, Inc. (Media)		6,928	507,615
Take-Two Interactive Software, Inc. (Entertainment)	(a)	3,733	663,429
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	19,217	2,228,788
Twitter, Inc. (Interactive Media & Svs.)	(a)	26,082	1,127,264
Verizon Communications, Inc. (Diversified Telecom. Svs.)		135,494	7,040,268
ViacomCBS, Inc. Class B (Media)		19,814	597,986
Walt Disney Co. / The (Entertainment)	(a)	59,462	9,210,069
			137,384,144
Consumer Discretionary–12.3%
Advance Auto Parts, Inc. (Specialty Retail)		2,079	498,711
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	14,274	47,594,369
Aptiv PLC (Auto Components)	(a)	8,858	1,461,127
AutoZone, Inc. (Specialty Retail)	(a)	686	1,438,124
Bath & Body Works, Inc. (Specialty Retail)		8,771	612,128
Best Buy Co., Inc. (Specialty Retail)		7,241	735,686
BorgWarner, Inc. (Auto Components)		7,749	349,247
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	7,053	659,667
CarMax, Inc. (Specialty Retail)	(a)	5,315	692,172
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	26,336	529,880
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	925	1,617,131
D.R. Horton, Inc. (Household Durables)		10,605	1,150,112
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		4,226	636,605
Dollar General Corp. (Multiline Retail)		7,613	1,795,374
Dollar Tree, Inc. (Multiline Retail)	(a)	7,330	1,030,012
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,183	667,602
eBay, Inc. (Internet & Direct Marketing Retail)		20,460	1,360,590
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,153	909,258
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	4,817	870,528
Ford Motor Co. (Automobiles)		128,461	2,668,135
Gap, Inc. / The (Specialty Retail)		7,436	131,245
Garmin Ltd. (Household Durables)		4,986	678,944
General Motors Co. (Automobiles)	(a)	47,503	2,785,101
Genuine Parts Co. (Distributors)		4,611	646,462
Hasbro, Inc. (Leisure Products)		4,190	426,458
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	9,169	1,430,272
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Home Depot, Inc. / The (Specialty Retail)		34,538	$ 14,333,615
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a)	11,109	418,143
Lennar Corp. Class A (Household Durables)		8,856	1,028,713
LKQ Corp. (Distributors)		8,813	529,044
Lowe's Cos., Inc. (Specialty Retail)		22,657	5,856,381
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	8,953	1,479,394
McDonald's Corp. (Hotels, Restaurants & Leisure)		24,457	6,556,188
MGM Resorts International (Hotels, Restaurants & Leisure)		12,678	568,989
Mohawk Industries, Inc. (Household Durables)	(a)	1,817	331,021
Newell Brands, Inc. (Household Durables)		12,577	274,682
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		41,814	6,969,139
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	12,474	258,711
NVR, Inc. (Household Durables)	(a)	107	632,249
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,204	1,556,531
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5,374	278,642
Pool Corp. (Distributors)		1,325	749,950
PulteGroup, Inc. (Household Durables)		8,349	477,229
PVH Corp. (Textiles, Apparel & Luxury Goods)		2,323	247,748
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,601	190,295
Ross Stores, Inc. (Specialty Retail)		11,565	1,321,648
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	7,325	563,292
Starbucks Corp. (Hotels, Restaurants & Leisure)		38,615	4,516,797
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		8,952	363,451
Target Corp. (Multiline Retail)		15,976	3,697,485
Tesla, Inc. (Automobiles)	(a)	26,622	28,133,597
TJX Cos., Inc. / The (Specialty Retail)		39,330	2,985,934
Tractor Supply Co. (Specialty Retail)		3,708	884,729
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,785	736,027
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	6,316	133,836
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	6,976	125,847
V.F. Corp. (Textiles, Apparel & Luxury Goods)		10,739	786,310
Whirlpool Corp. (Household Durables)		2,016	473,075
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	3,378	287,265
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		9,574	1,329,446
			162,450,343
Consumer Staples–5.9%
Altria Group, Inc. (Tobacco)		60,103	2,848,281
Archer-Daniels-Midland Co. (Food Products)		18,260	1,234,194
Brown-Forman Corp. Class B (Beverages)		6,021	438,690
Campbell Soup Co. (Food Products)		6,799	295,485
Church & Dwight Co., Inc. (Household Products)		7,946	814,465
Clorox Co. / The (Household Products)		4,016	700,230
Coca-Cola Co. / The (Beverages)		127,245	7,534,177
Colgate-Palmolive Co. (Household Products)		27,589	2,354,445
Conagra Brands, Inc. (Food Products)		15,525	530,179
Constellation Brands, Inc. Class A (Beverages)		5,350	1,342,690
Costco Wholesale Corp. (Food & Staples Retailing)		14,467	8,212,916
Estee Lauder Cos., Inc. / The Class A (Personal Products)		7,585	2,807,967
General Mills, Inc. (Food Products)		19,782	1,332,911
Hershey Co. / The (Food Products)		4,754	919,756
Hormel Foods Corp. (Food Products)		9,375	457,594
J.M. Smucker Co. / The (Food Products)		3,512	477,000

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Kellogg Co. (Food Products)		8,296	$ 534,428
Kimberly-Clark Corp. (Household Products)		11,022	1,575,264
Kraft Heinz Co. / The (Food Products)		23,442	841,568
Kroger Co. / The (Food & Staples Retailing)		22,028	996,987
Lamb Weston Holdings, Inc. (Food Products)		4,793	303,780
McCormick & Co., Inc. (Food Products)		8,240	796,066
Molson Coors Beverage Co. Class B (Beverages)		6,284	291,263
Mondelez International, Inc. Class A (Food Products)		45,648	3,026,919
Monster Beverage Corp. (Beverages)	(a)	12,256	1,177,066
PepsiCo, Inc. (Beverages)		45,266	7,863,157
Philip Morris International, Inc. (Tobacco)		50,954	4,840,630
Procter & Gamble Co. / The (Household Products)		79,226	12,959,789
Sysco Corp. (Food & Staples Retailing)		16,789	1,318,776
Tyson Foods, Inc. Class A (Food Products)		9,670	842,837
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		23,418	1,221,483
Walmart, Inc. (Food & Staples Retailing)		46,565	6,737,490
			77,628,483
Energy–2.7%
APA Corp. (Oil, Gas & Consumable Fuels)		12,014	323,056
Baker Hughes Co. (Energy Equip. & Svs.)		28,276	680,321
Chevron Corp. (Oil, Gas & Consumable Fuels)		63,077	7,402,086
ConocoPhillips (Oil, Gas & Consumable Fuels)		43,146	3,114,278
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		26,559	504,621
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		20,607	907,738
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		5,569	600,617
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		19,115	1,697,985
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		138,526	8,476,406
Halliburton Co. (Energy Equip. & Svs.)		29,428	673,018
Hess Corp. (Oil, Gas & Consumable Fuels)		9,023	667,973
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		64,029	1,015,500
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		25,586	420,122
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		20,125	1,287,799
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		29,107	843,812
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		14,487	851,256
Phillips 66 (Oil, Gas & Consumable Fuels)		14,376	1,041,685
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		7,470	1,358,644
Schlumberger N.V. (Energy Equip. & Svs.)		45,937	1,375,813
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		13,361	1,003,545
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		39,963	1,040,636
			35,286,911
Financials–10.6%
Aflac, Inc. (Insurance)		19,977	1,166,457
Allstate Corp. / The (Insurance)		9,350	1,100,028
American Express Co. (Consumer Finance)		20,520	3,357,072
American International Group, Inc. (Insurance)		27,152	1,543,863
Ameriprise Financial, Inc. (Capital Markets)		3,659	1,103,774
Aon PLC Class A (Insurance)		7,212	2,167,639
Arthur J. Gallagher & Co. (Insurance)		6,831	1,159,016
Assurant, Inc. (Insurance)		1,868	291,146
Bank of America Corp. (Banks)		235,726	10,487,450
Common Stocks (Continued)		Shares	Value
Financials (continued)
Bank of New York Mellon Corp. / The (Capital Markets)		24,865	$ 1,444,159
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	59,943	17,922,957
BlackRock, Inc. (Capital Markets)		4,674	4,279,327
Brown & Brown, Inc. (Insurance)		7,636	536,658
Capital One Financial Corp. (Consumer Finance)		13,902	2,017,041
CBOE Global Markets, Inc. (Capital Markets)		3,496	455,878
Charles Schwab Corp. / The (Capital Markets)		49,208	4,138,393
Chubb Ltd. (Insurance)		14,094	2,724,511
Cincinnati Financial Corp. (Insurance)		4,918	560,308
Citigroup, Inc. (Banks)		64,921	3,920,579
Citizens Financial Group, Inc. (Banks)		13,840	653,940
CME Group, Inc. (Capital Markets)		11,771	2,689,203
Comerica, Inc. (Banks)		4,269	371,403
Discover Financial Services (Consumer Finance)		9,649	1,115,038
Everest Re Group Ltd. (Insurance)		1,299	355,822
FactSet Research Systems, Inc. (Capital Markets)		1,218	591,960
Fifth Third Bancorp (Banks)		22,447	977,567
First Republic Bank (Banks)		5,853	1,208,703
Franklin Resources, Inc. (Capital Markets)		9,021	302,113
Globe Life, Inc. (Insurance)		3,026	283,597
Goldman Sachs Group, Inc. / The (Capital Markets)		11,109	4,249,748
Hartford Financial Services Group, Inc. / The (Insurance)		11,153	770,003
Huntington Bancshares, Inc. (Banks)		47,159	727,192
Intercontinental Exchange, Inc. (Capital Markets)		18,429	2,520,534
Invesco Ltd. (Capital Markets)		11,103	255,591
JPMorgan Chase & Co. (Banks)		96,724	15,316,245
KeyCorp (Banks)		30,777	711,872
Lincoln National Corp. (Insurance)		5,569	380,140
Loews Corp. (Insurance)		6,492	374,978
M&T Bank Corp. (Banks)		4,211	646,725
MarketAxess Holdings, Inc. (Capital Markets)		1,235	507,918
Marsh & McLennan Cos., Inc. (Insurance)		16,533	2,873,766
MetLife, Inc. (Insurance)		23,359	1,459,704
Moody's Corp. (Capital Markets)		5,296	2,068,512
Morgan Stanley (Capital Markets)		46,985	4,612,048
MSCI, Inc. (Capital Markets)		2,700	1,654,263
Nasdaq, Inc. (Capital Markets)		3,848	808,118
Northern Trust Corp. (Capital Markets)		6,737	805,813
People's United Financial, Inc. (Banks)		14,449	257,481
PNC Financial Services Group, Inc. / The (Banks)		13,835	2,774,194
Principal Financial Group, Inc. (Insurance)		8,150	589,490
Progressive Corp. / The (Insurance)		19,120	1,962,668
Prudential Financial, Inc. (Insurance)		12,340	1,335,682
Raymond James Financial, Inc. (Capital Markets)		6,087	611,135
Regions Financial Corp. (Banks)		31,238	680,988
S&P Global, Inc. (Capital Markets)		7,891	3,724,000
Signature Bank (Banks)		1,967	636,266
State Street Corp. (Capital Markets)		11,927	1,109,211
SVB Financial Group (Banks)	(a)	1,929	1,308,325
Synchrony Financial (Consumer Finance)		18,034	836,597
T. Rowe Price Group, Inc. (Capital Markets)		7,392	1,453,563
Travelers Cos., Inc. / The (Insurance)		8,037	1,257,228
Truist Financial Corp. (Banks)		43,659	2,556,234
U.S. Bancorp (Banks)		44,158	2,480,355
W.R. Berkley Corp. (Insurance)		4,597	378,747
Wells Fargo & Co. (Banks)		130,502	6,261,486

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Financials (continued)
Willis Towers Watson PLC (Insurance)		4,063	$ 964,922
Zions Bancorp N.A. (Banks)		5,020	317,063
			141,164,407
Health Care–13.2%
Abbott Laboratories (Health Care Equip. & Supplies)		57,890	8,147,439
AbbVie, Inc. (Biotechnology)		57,857	7,833,838
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,478	530,853
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		9,912	1,582,451
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,390	1,570,660
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,950	657,806
Amgen, Inc. (Biotechnology)		18,433	4,146,872
Anthem, Inc. (Health Care Providers & Svs.)		7,943	3,681,898
Baxter International, Inc. (Health Care Equip. & Supplies)		16,366	1,404,857
Becton Dickinson and Co. (Health Care Equip. & Supplies)		9,394	2,362,403
Biogen, Inc. (Biotechnology)	(a)	4,824	1,157,374
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	704	531,921
Bio-Techne Corp. (Life Sciences Tools & Svs.)		1,272	658,057
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	46,683	1,983,094
Bristol-Myers Squibb Co. (Pharmaceuticals)		72,634	4,528,730
Cardinal Health, Inc. (Health Care Providers & Svs.)		9,251	476,334
Catalent, Inc. (Pharmaceuticals)	(a)	5,591	715,816
Centene Corp. (Health Care Providers & Svs.)	(a)	19,191	1,581,338
Cerner Corp. (Health Care Technology)		9,621	893,502
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	1,657	624,324
Cigna Corp. (Health Care Providers & Svs.)		10,840	2,489,189
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		1,624	680,359
CVS Health Corp. (Health Care Providers & Svs.)		43,199	4,456,409
Danaher Corp. (Life Sciences Tools & Svs.)		20,818	6,849,330
DaVita, Inc. (Health Care Providers & Svs.)	(a)	2,167	246,518
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		7,272	405,705
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	3,173	1,703,742
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	20,449	2,649,168
Eli Lilly & Co. (Pharmaceuticals)		25,986	7,177,853
Gilead Sciences, Inc. (Biotechnology)		41,052	2,980,786
HCA Healthcare, Inc. (Health Care Providers & Svs.)		7,836	2,013,225
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	4,455	345,396
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	8,244	631,161
Humana, Inc. (Health Care Providers & Svs.)		4,206	1,950,995
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,765	1,820,642
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	5,116	1,946,331
Incyte Corp. (Biotechnology)	(a)	6,092	447,153
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	11,688	4,199,498
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	6,246	1,762,246
Johnson & Johnson (Pharmaceuticals)		86,163	14,739,904
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	3,128	982,849
McKesson Corp. (Health Care Providers & Svs.)		4,997	1,242,104
Medtronic PLC (Health Care Equip. & Supplies)		44,059	4,557,904
Merck & Co., Inc. (Pharmaceuticals)		82,665	6,335,446
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	751	$ 1,274,605
Moderna, Inc. (Biotechnology)	(a)	11,544	2,931,945
Organon & Co. (Pharmaceuticals)		8,478	258,155
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		4,107	825,753
Pfizer, Inc. (Pharmaceuticals)		183,701	10,847,544
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		4,019	695,327
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,460	2,185,059
ResMed, Inc. (Health Care Equip. & Supplies)		4,787	1,246,918
STERIS PLC (Health Care Equip. & Supplies)		3,251	791,326
Stryker Corp. (Health Care Equip. & Supplies)		10,996	2,940,550
Teleflex, Inc. (Health Care Equip. & Supplies)		1,520	499,290
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		12,899	8,606,729
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		30,826	15,478,968
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,337	303,015
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,321	1,827,292
Viatris, Inc. (Pharmaceuticals)		39,731	537,560
Waters Corp. (Life Sciences Tools & Svs.)	(a)	2,013	750,044
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		2,433	1,141,101
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		6,780	861,331
Zoetis, Inc. (Pharmaceuticals)		15,488	3,779,537
			175,465,529
Industrials–7.8%
3M Co. (Industrial Conglomerates)		18,859	3,349,924
A.O. Smith Corp. (Building Products)		4,307	369,756
Alaska Air Group, Inc. (Airlines)	(a)	4,058	211,422
Allegion PLC (Building Products)		2,971	393,479
American Airlines Group, Inc. (Airlines)	(a)	20,959	376,424
AMETEK, Inc. (Electrical Equip.)		7,551	1,110,299
Boeing Co. / The (Aerospace & Defense)	(a)	18,084	3,640,671
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		4,290	461,733
Carrier Global Corp. (Building Products)		28,470	1,544,213
Caterpillar, Inc. (Machinery)		17,698	3,658,885
Cintas Corp. (Commercial Svs. & Supplies)		2,888	1,279,875
Copart, Inc. (Commercial Svs. & Supplies)	(a)	6,932	1,051,030
CSX Corp. (Road & Rail)		72,597	2,729,647
Cummins, Inc. (Machinery)		4,669	1,018,496
Deere & Co. (Machinery)		9,232	3,165,561
Delta Air Lines, Inc. (Airlines)	(a)	21,089	824,158
Dover Corp. (Machinery)		4,733	859,513
Eaton Corp. PLC (Electrical Equip.)		13,038	2,253,227
Emerson Electric Co. (Electrical Equip.)		19,563	1,818,772
Equifax, Inc. (Professional Svs.)		4,014	1,175,259
Expeditors International of Washington, Inc. (Air Freight & Logistics)		5,530	742,624
Fastenal Co. (Trading Companies & Distributors)		18,720	1,199,203
FedEx Corp. (Air Freight & Logistics)		7,994	2,067,568
Fortive Corp. (Machinery)		11,756	896,865
Fortune Brands Home & Security, Inc. (Building Products)		4,466	477,415
Generac Holdings, Inc. (Electrical Equip.)	(a)	2,069	728,122
General Dynamics Corp. (Aerospace & Defense)		7,608	1,586,040
General Electric Co. (Industrial Conglomerates)		35,939	3,395,157
Honeywell International, Inc. (Industrial Conglomerates)		22,532	4,698,147
Howmet Aerospace, Inc. (Aerospace & Defense)		12,446	396,156
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,333	248,924

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Industrials (continued)
IDEX Corp. (Machinery)		2,480	$ 586,074
IHS Markit Ltd. (Professional Svs.)		13,020	1,730,618
Illinois Tool Works, Inc. (Machinery)		9,350	2,307,580
Ingersoll Rand, Inc. (Machinery)		13,460	832,770
J.B. Hunt Transport Services, Inc. (Road & Rail)		2,713	554,537
Jacobs Engineering Group, Inc. (Construction & Engineering)		4,278	595,626
Johnson Controls International PLC (Building Products)		23,139	1,881,432
L3Harris Technologies, Inc. (Aerospace & Defense)		6,416	1,368,148
Leidos Holdings, Inc. (Professional Svs.)		4,545	404,051
Lockheed Martin Corp. (Aerospace & Defense)		8,039	2,857,141
Masco Corp. (Building Products)		8,067	566,465
Nielsen Holdings PLC (Professional Svs.)		11,851	243,064
Norfolk Southern Corp. (Road & Rail)		7,965	2,371,260
Northrop Grumman Corp. (Aerospace & Defense)		4,864	1,882,708
Old Dominion Freight Line, Inc. (Road & Rail)		3,062	1,097,360
Otis Worldwide Corp. (Machinery)		13,836	1,204,701
PACCAR, Inc. (Machinery)		11,386	1,004,928
Parker-Hannifin Corp. (Machinery)		4,240	1,348,829
Pentair PLC (Machinery)		5,458	398,598
Quanta Services, Inc. (Construction & Engineering)		4,599	527,321
Raytheon Technologies Corp. (Aerospace & Defense)		49,030	4,219,522
Republic Services, Inc. (Commercial Svs. & Supplies)		6,860	956,627
Robert Half International, Inc. (Professional Svs.)		3,692	411,732
Rockwell Automation, Inc. (Electrical Equip.)		3,798	1,324,932
Rollins, Inc. (Commercial Svs. & Supplies)		7,576	259,175
Roper Technologies, Inc. (Industrial Conglomerates)		3,441	1,692,490
Snap-on, Inc. (Machinery)		1,747	376,269
Southwest Airlines Co. (Airlines)	(a)	19,302	826,898
Stanley Black & Decker, Inc. (Machinery)		5,364	1,011,758
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,514	661,451
Textron, Inc. (Aerospace & Defense)		7,182	554,450
Trane Technologies PLC (Building Products)		7,756	1,566,945
TransDigm Group, Inc. (Aerospace & Defense)	(a)	1,706	1,085,494
Union Pacific Corp. (Road & Rail)		21,042	5,301,111
United Airlines Holdings, Inc. (Airlines)	(a)	10,500	459,690
United Parcel Service, Inc. Class B (Air Freight & Logistics)		23,864	5,115,010
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,379	790,518
Verisk Analytics, Inc. (Professional Svs.)		5,275	1,206,551
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,401	726,054
Waste Management, Inc. (Commercial Svs. & Supplies)		12,579	2,099,435
Westinghouse Air Brake Technologies Corp. (Machinery)		6,175	568,779
Xylem, Inc. (Machinery)		5,860	702,731
			103,409,398
Information Technology–29.0%
Accenture PLC Class A (IT Svs.)		20,674	8,570,407
Adobe, Inc. (Software)	(a)	15,571	8,829,691
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	39,518	5,686,640
Akamai Technologies, Inc. (IT Svs.)	(a)	5,271	616,918
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		19,506	1,705,995
Analog Devices, Inc. (Semiconductors & Equip.)		17,585	3,090,915
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
ANSYS, Inc. (Software)	(a)	2,869	$ 1,150,813
Apple, Inc. (Tech. Hardware, Storage & Periph.)		510,113	90,580,765
Applied Materials, Inc. (Semiconductors & Equip.)		29,546	4,649,359
Arista Networks, Inc. (Communications Equip.)	(a)	7,305	1,050,094
Autodesk, Inc. (Software)	(a)	7,178	2,018,382
Automatic Data Processing, Inc. (IT Svs.)		13,794	3,401,324
Broadcom, Inc. (Semiconductors & Equip.)		13,471	8,963,738
Broadridge Financial Solutions, Inc. (IT Svs.)		3,849	703,674
Cadence Design Systems, Inc. (Software)	(a)	9,068	1,689,822
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,425	906,151
Ceridian HCM Holding, Inc. (Software)	(a)	4,387	458,266
Cisco Systems, Inc. (Communications Equip.)		138,119	8,752,601
Citrix Systems, Inc. (Software)		4,103	388,103
Cognizant Technology Solutions Corp. Class A (IT Svs.)		17,187	1,524,831
Corning, Inc. (Electronic Equip., Instr. & Comp.)		25,309	942,254
DXC Technology Co. (IT Svs.)	(a)	8,203	264,055
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	4,428	810,058
EPAM Systems, Inc. (IT Svs.)	(a)	1,856	1,240,643
F5, Inc. (Communications Equip.)	(a)	1,991	487,218
Fidelity National Information Services, Inc. (IT Svs.)		19,924	2,174,705
Fiserv, Inc. (IT Svs.)	(a)	19,444	2,018,093
FleetCor Technologies, Inc. (IT Svs.)	(a)	2,687	601,458
Fortinet, Inc. (Software)	(a)	4,439	1,595,377
Gartner, Inc. (IT Svs.)	(a)	2,702	903,333
Global Payments, Inc. (IT Svs.)		9,438	1,275,829
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		43,186	681,043
HP, Inc. (Tech. Hardware, Storage & Periph.)		37,700	1,420,159
Intel Corp. (Semiconductors & Equip.)		133,088	6,854,032
International Business Machines Corp. (IT Svs.)		29,346	3,922,386
Intuit, Inc. (Software)		9,268	5,961,363
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,201	206,740
Jack Henry & Associates, Inc. (IT Svs.)		2,419	403,949
Juniper Networks, Inc. (Communications Equip.)		10,476	374,098
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6,009	1,240,919
KLA Corp. (Semiconductors & Equip.)		4,956	2,131,625
Lam Research Corp. (Semiconductors & Equip.)		4,607	3,313,124
Mastercard, Inc. Class A (IT Svs.)		28,390	10,201,095
Microchip Technology, Inc. (Semiconductors & Equip.)		18,141	1,579,355
Micron Technology, Inc. (Semiconductors & Equip.)		36,605	3,409,756
Microsoft Corp. (Software)		245,722	82,641,223
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,432	706,449
Motorola Solutions, Inc. (Communications Equip.)		5,513	1,497,882
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,319	673,275
NortonLifeLock, Inc. (Software)		19,297	501,336
NVIDIA Corp. (Semiconductors & Equip.)		81,819	24,063,786
NXP Semiconductors N.V. (Semiconductors & Equip.)		8,699	1,981,458
Oracle Corp. (Software)		52,789	4,603,729
Paychex, Inc. (IT Svs.)		10,506	1,434,069
Paycom Software, Inc. (Software)	(a)	1,587	658,907
PayPal Holdings, Inc. (IT Svs.)	(a)	38,447	7,250,335
PTC, Inc. (Software)	(a)	3,452	418,210
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3,607	564,099
QUALCOMM, Inc. (Semiconductors & Equip.)		36,651	6,702,368
salesforce.com, Inc. (Software)	(a)	32,039	8,142,071

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Seagate Technology Holdings PLC (Tech. Hardware, Storage & Periph.)		6,648	$ 751,091
ServiceNow, Inc. (Software)	(a)	6,511	4,226,355
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,444	844,582
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	1,737	487,350
Synopsys, Inc. (Software)	(a)	4,989	1,838,446
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		10,687	1,724,241
Teradyne, Inc. (Semiconductors & Equip.)		5,341	873,414
Texas Instruments, Inc. (Semiconductors & Equip.)		30,222	5,695,940
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,172	712,517
Tyler Technologies, Inc. (Software)	(a)	1,344	723,005
VeriSign, Inc. (IT Svs.)	(a)	3,166	803,594
Visa, Inc. (IT Svs.)		54,883	11,893,695
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	10,083	657,512
Xilinx, Inc. (Semiconductors & Equip.)		8,110	1,719,563
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,756	1,045,171
			384,586,829
Materials–2.5%
Air Products & Chemicals, Inc. (Chemicals)		7,239	2,202,538
Albemarle Corp. (Chemicals)		3,832	895,807
Amcor PLC (Containers & Packaging)		50,827	610,432
Avery Dennison Corp. (Containers & Packaging)		2,731	591,453
Ball Corp. (Containers & Packaging)		10,608	1,021,232
Celanese Corp. (Chemicals)		3,584	602,327
CF Industries Holdings, Inc. (Chemicals)		7,020	496,876
Corteva, Inc. (Chemicals)		23,968	1,133,207
Dow, Inc. (Chemicals)		24,160	1,370,355
DuPont de Nemours, Inc. (Chemicals)		16,954	1,369,544
Eastman Chemical Co. (Chemicals)		4,413	533,576
Ecolab, Inc. (Chemicals)		8,161	1,914,489
FMC Corp. (Chemicals)		4,198	461,318
Freeport-McMoRan, Inc. (Metals & Mining)		48,104	2,007,380
International Flavors & Fragrances, Inc. (Chemicals)		8,324	1,254,011
International Paper Co. (Containers & Packaging)		12,623	593,029
Linde PLC (Chemicals)		16,776	5,811,710
LyondellBasell Industries N.V. Class A (Chemicals)		8,614	794,469
Martin Marietta Materials, Inc. (Construction Materials)		2,036	896,899
Mosaic Co. / The (Chemicals)		12,125	476,391
Newmont Corp. (Metals & Mining)		26,016	1,613,512
Nucor Corp. (Metals & Mining)		9,315	1,063,307
Packaging Corp. of America (Containers & Packaging)		3,088	420,431
PPG Industries, Inc. (Chemicals)		7,769	1,339,686
Sealed Air Corp. (Containers & Packaging)		4,818	325,070
Sherwin-Williams Co. / The (Chemicals)		7,897	2,781,008
Vulcan Materials Co. (Construction Materials)		4,376	908,370
Westrock Co. (Containers & Packaging)		8,597	381,363
			33,869,790
Real Estate–2.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4,613	1,028,514
American Tower Corp. (Equity REIT)		14,908	4,360,590
AvalonBay Communities, Inc. (Equity REIT)		4,564	1,152,821
Boston Properties, Inc. (Equity REIT)		4,687	539,849
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	10,917	1,184,604
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
Crown Castle International Corp. (Equity REIT)		14,148	$ 2,953,254
Digital Realty Trust, Inc. (Equity REIT)		9,290	1,643,122
Duke Realty Corp. (Equity REIT)		12,436	816,299
Equinix, Inc. (Equity REIT)		2,947	2,492,690
Equity Residential (Equity REIT)		11,189	1,012,605
Essex Property Trust, Inc. (Equity REIT)		2,112	743,910
Extra Space Storage, Inc. (Equity REIT)		4,415	1,001,013
Federal Realty Investment Trust (Equity REIT)		2,258	307,811
Healthpeak Properties, Inc. (Equity REIT)		17,787	641,933
Host Hotels & Resorts, Inc. (Equity REIT)	(a)	23,496	408,595
Iron Mountain, Inc. (Equity REIT)		9,400	491,902
Kimco Realty Corp. (Equity REIT)		19,917	490,954
Mid-America Apartment Communities, Inc. (Equity REIT)		3,750	860,400
Prologis, Inc. (Equity REIT)		24,216	4,077,006
Public Storage (Equity REIT)		4,999	1,872,425
Realty Income Corp. (Equity REIT)		18,542	1,327,422
Regency Centers Corp. (Equity REIT)		5,075	382,401
SBA Communications Corp. (Equity REIT)		3,550	1,381,021
Simon Property Group, Inc. (Equity REIT)		10,733	1,714,811
UDR, Inc. (Equity REIT)		9,428	565,586
Ventas, Inc. (Equity REIT)		13,001	664,611
Vornado Realty Trust (Equity REIT)		5,376	225,039
Welltower, Inc. (Equity REIT)		14,294	1,225,996
Weyerhaeuser Co. (Equity REIT)		24,426	1,005,863
			36,573,047
Utilities–2.5%
AES Corp. / The (Ind. Power & Renewable Elec.)		21,836	530,615
Alliant Energy Corp. (Electric Utilities)		8,143	500,550
Ameren Corp. (Multi-Utilities)		8,410	748,574
American Electric Power Co., Inc. (Electric Utilities)		16,546	1,472,098
American Water Works Co., Inc. (Water Utilities)		5,947	1,123,150
Atmos Energy Corp. (Gas Utilities)		4,366	457,426
CenterPoint Energy, Inc. (Multi-Utilities)		20,722	578,351
CMS Energy Corp. (Multi-Utilities)		9,525	619,601
Consolidated Edison, Inc. (Multi-Utilities)		11,497	980,924
Dominion Energy, Inc. (Multi-Utilities)		26,537	2,084,747
DTE Energy Co. (Multi-Utilities)		6,333	757,047
Duke Energy Corp. (Electric Utilities)		25,179	2,641,277
Edison International (Electric Utilities)		12,409	846,914
Entergy Corp. (Electric Utilities)		6,553	738,195
Evergy, Inc. (Electric Utilities)		7,488	513,752
Eversource Energy (Electric Utilities)		11,187	1,017,793
Exelon Corp. (Electric Utilities)		31,937	1,844,681
FirstEnergy Corp. (Electric Utilities)		17,846	742,215
NextEra Energy, Inc. (Electric Utilities)		64,237	5,997,166
NiSource, Inc. (Multi-Utilities)		12,832	354,292
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		8,144	350,844
Pinnacle West Capital Corp. (Electric Utilities)		3,719	262,524
PPL Corp. (Electric Utilities)		24,808	745,728
Public Service Enterprise Group, Inc. (Multi-Utilities)		16,521	1,102,446
Sempra Energy (Multi-Utilities)		10,458	1,383,384
Southern Co. / The (Electric Utilities)		34,653	2,376,503
WEC Energy Group, Inc. (Multi-Utilities)		10,312	1,000,986
Xcel Energy, Inc. (Electric Utilities)		17,535	1,187,120
			32,958,903
Total Common Stocks (Cost $739,203,204)			$1,320,777,784
Total Investments – 99.7% (Cost $739,203,204)	(b)		$1,320,777,784
Other Assets in Excess of Liabilities – 0.3%	(c)		4,256,032
Net Assets – 100.0%			$1,325,033,816

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $494,500 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	43	March 18, 2022	$10,302,340	$10,230,775	$(71,565)	$(124,048)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Value Portfolio seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.
Performance as of December 31, 2021
Average Annual returns
One year	25.39%
Five years	10.21%
Ten years	10.61%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.74% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 25.39% versus 25.16% for its benchmark, the Russell 1000® Value Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Despite struggling in the first quarter, broad based strength in the remainder of the year led to the positive result for the period. The relative outperformance was driven by sentiment measures, whereas performance from fundamental measures was mixed but positive in aggregate.
Trend-based sentiment stock selection insights drove gains, benefitting from increased corporate visibility in 2021. Specifically, text analyses of broker reports and company executive commentaries, used to capture both short-term results and long-term fundamentals, contributed to positive stock selection. Other faster moving alternative data insights that evaluate online search trends were able to correctly position the Portfolio around the changeable market backdrop. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Elsewhere, capturing sentiment from bond markets benefitted gains, given rate volatility. Conversely, measures that look toward informed investor positioning and avoiding highly shorted stocks detracted as style volatility overwhelmed consensual positions.
Fundamental measures also supported positive performance. Stability related quality insights with a preference for dividend consistency and lower-risk securities performed well amid rising volatility. Other insights evaluating companies across earnings yield also supported gains. However, despite benefitting from the value style rally early in the year, more traditional valuation metrics struggled in aggregate amid changing market style preference. Measures that evaluate research expenditures across price were top detractors. Additionally, performance from environment, social, and governance (“ESG“) related measures was mixed. Productivity related insights evaluating input use efficiency as well as signals designed to capture investor flows into preferred ESG positions benefitted performance. However, other measures evaluating company controversies proved wrong footed. Additionally, an ESG measure which looks at each company’s tax policy detracted from performance. This measure penalizes companies that pay lower levels of taxes versus peers, typically growth-oriented tech, and favors those with higher relative levels, typically blue chip companies. The signal struggled amid the sharp market style preference shifts.
Finally, performance from macro thematic insights was mixed. Measures designed to capture hiring trends across industries performed well. This was highlighted through an overweight to interactive media names. However, measures that take a negative stance towards the positions of competitors that focus on generic style leanings struggled amid the style factor strength observed during the year. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the year, however, sector allocation decisions detracted from relative returns. Positioning within Energy, namely an underweight to oil and gas names, detracted from relative performance. Additionally, overweights to Real Estate and Consumer Discretionary stocks detracted from relative performance. Security selection had a positive impact, however, driving the Portfolio’s relative outperformance for the year. Security selection in Real Estate, Information Technology, and Communication Services were the largest contributors, while selection in Consumer Discretionary was a key detractor. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Intuit, Inc., a financial software company, was a top contributor to relative performance. Intuit, Inc. is the parent company of TurboTax, QuickBooks, and Credit Karma. The stock benefitted from the rapid pace of new small business creation. An overweight to Prologis, Inc. was also a top contributor, as the stock benefitted from rising interest rates.
In contrast, an overweight to Citigroup, Inc. was a key detractor from relative performance, as the stock struggled amid announcing its exit from its consumer banking franchises in select countries. Further hindering results was an overweight stance in Fidelity National Information Services, Inc., as its earnings report missed expectations. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contributed 60 basis points to absolute return. The Portfolio participated in 9 IPOs during the year, which added 10 basis points to absolute return in aggregate, led by a 4 basis point contribution from Rivian Automotive, Inc. Class A and a 3 basis points contribution from Expensify, Inc. Class A. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.7
Money Market Funds Less Net Liabilities	0.3
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Johnson & Johnson	3.2
2.	Prologis, Inc.	1.8
3.	Danaher Corp.	1.7
4.	JPMorgan Chase & Co.	1.6
5.	Alphabet, Inc. Class A	1.5
6.	Berkshire Hathaway, Inc. Class B	1.5
7.	Marsh & McLennan Cos., Inc.	1.5
8.	Intel Corp.	1.5
9.	Procter & Gamble Co. / The	1.4
10.	Citigroup, Inc.	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Financials	20.7
Health Care	18.4
Industrials	12.1
Information Technology	11.1
Consumer Staples	7.0
Communication Services	6.5
Consumer Discretionary	5.5
Utilities	5.4
Energy	5.0
Real Estate	4.7
Materials	3.3
99.7

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.7%		Shares	Value
Communication Services–6.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	1,713	$ 4,962,629
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	601	1,739,048
Altice U.S.A., Inc. Class A (Media)	(a)	32,920	532,646
AT&T, Inc. (Diversified Telecom. Svs.)		82,265	2,023,719
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	291	698,176
Comcast Corp. Class A (Media)		67,305	3,387,461
Discovery, Inc. Class C (Media)	(a)	4,854	111,157
Fox Corp. Class A (Media)		29,691	1,095,598
Fox Corp. Class B (Media)		2,339	80,157
Nexstar Media Group, Inc. Class A (Media)		443	66,884
Roku, Inc. (Entertainment)	(a)	1,605	366,261
Sirius XM Holdings, Inc. (Media)		131,605	835,692
TEGNA, Inc. (Media)		17,777	329,941
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	20,097	633,457
Verizon Communications, Inc. (Diversified Telecom. Svs.)		43,748	2,273,146
Walt Disney Co. / The (Entertainment)	(a)	11,555	1,789,754
Zynga, Inc. Class A (Entertainment)	(a)	41,470	265,408
			21,191,134
Consumer Discretionary–5.5%
Advance Auto Parts, Inc. (Specialty Retail)		155	37,181
American Eagle Outfitters, Inc. (Specialty Retail)		4,844	122,650
BorgWarner, Inc. (Auto Components)		67,356	3,035,735
D.R. Horton, Inc. (Household Durables)		9,469	1,026,913
Foot Locker, Inc. (Specialty Retail)		2,968	129,494
H&R Block, Inc. (Diversified Consumer Svs.)		42,993	1,012,915
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		5,912	147,977
Lithia Motors, Inc. (Specialty Retail)		1,091	323,972
McDonald's Corp. (Hotels, Restaurants & Leisure)		3,655	979,796
Nordstrom, Inc. (Multiline Retail)	(a)	28,683	648,810
Penske Automotive Group, Inc. (Specialty Retail)		5,489	588,531
Petco Health & Wellness Co., Inc. (Specialty Retail)	(a)	2,783	55,076
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		5,119	608,444
Rivian Automotive, Inc. Class A (Automobiles)	(a)	5,283	547,794
Service Corp. International (Diversified Consumer Svs.)		17,220	1,222,448
Sweetgreen, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	2,462	78,784
Target Corp. (Multiline Retail)		18,570	4,297,841
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		20,286	1,121,207
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	3,049	55,004
Whirlpool Corp. (Household Durables)		7,417	1,740,473
			17,781,045
Consumer Staples–7.0%
Coca-Cola Europacific Partners PLC (Beverages)		9,116	509,858
Colgate-Palmolive Co. (Household Products)		48,061	4,101,526
Costco Wholesale Corp. (Food & Staples Retailing)		1,499	850,982
Estee Lauder Cos., Inc. / The Class A (Personal Products)		5,940	2,198,988
Kellogg Co. (Food Products)		9,764	628,997
Keurig Dr Pepper, Inc. (Beverages)		54,510	2,009,239
McCormick & Co., Inc. (Food Products)		17,894	1,728,739
Molson Coors Beverage Co. Class B (Beverages)		45,961	2,130,292
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Procter & Gamble Co. / The (Household Products)		28,899	$ 4,727,298
Walmart, Inc. (Food & Staples Retailing)		25,911	3,749,063
			22,634,982
Energy–5.0%
Chevron Corp. (Oil, Gas & Consumable Fuels)		12,345	1,448,686
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		22,337	983,945
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		471	50,797
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		49,315	4,380,652
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		51,402	3,145,288
Halliburton Co. (Energy Equip. & Svs.)		19,082	436,405
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		26,559	421,226
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		6,587	221,982
Phillips 66 (Oil, Gas & Consumable Fuels)		15,670	1,135,448
Schlumberger N.V. (Energy Equip. & Svs.)		131,475	3,937,676
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		10,468	272,587
			16,434,692
Financials–20.7%
Allstate Corp. / The (Insurance)		7,157	842,021
Ally Financial, Inc. (Consumer Finance)		72,128	3,434,014
American Express Co. (Consumer Finance)		3,649	596,976
Apollo Global Management, Inc. (Capital Markets)	(a)	10,065	729,008
Athene Holding Ltd. Class A (Insurance)	(a)	1,774	147,827
Bank of America Corp. (Banks)		87,499	3,892,831
Bank of Hawaii Corp. (Banks)		12,539	1,050,267
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	16,338	4,885,062
Capital One Financial Corp. (Consumer Finance)		11,172	1,620,945
CBOE Global Markets, Inc. (Capital Markets)		291	37,946
Citigroup, Inc. (Banks)		74,638	4,507,389
Cullen / Frost Bankers, Inc. (Banks)		766	96,570
FactSet Research Systems, Inc. (Capital Markets)		2,202	1,070,194
First Republic Bank (Banks)		19,123	3,949,091
Goldman Sachs Group, Inc. / The (Capital Markets)		2,664	1,019,113
Hanover Insurance Group, Inc. / The (Insurance)		1,736	227,520
Hartford Financial Services Group, Inc. / The (Insurance)		667	46,050
Huntington Bancshares, Inc. (Banks)		57,486	886,434
Intercontinental Exchange, Inc. (Capital Markets)		3,922	536,412
JPMorgan Chase & Co. (Banks)		32,995	5,224,758
Marsh & McLennan Cos., Inc. (Insurance)		27,982	4,863,831
MetLife, Inc. (Insurance)		71,335	4,457,724
Moody's Corp. (Capital Markets)		1,075	419,873
Morgan Stanley (Capital Markets)		23,088	2,266,318
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		16,917	206,557
Pinnacle Financial Partners, Inc. (Banks)		7,659	731,434
PNC Financial Services Group, Inc. / The (Banks)		3,255	652,693
Radian Group, Inc. (Thrifts & Mortgage Finance)		10,151	214,491
Regions Financial Corp. (Banks)		104,341	2,274,634
Reinsurance Group of America, Inc. (Insurance)		6,355	695,809
S&P Global, Inc. (Capital Markets)		7,375	3,480,484
Stifel Financial Corp. (Capital Markets)		29,802	2,098,657

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Financials (continued)
Travelers Cos., Inc. / The (Insurance)		25,639	$ 4,010,709
Voya Financial, Inc. (Diversified Financial Svs.)		57,755	3,829,734
Wells Fargo & Co. (Banks)		15,300	734,094
Western Alliance Bancorp (Banks)		7,714	830,412
Willis Towers Watson PLC (Insurance)		3,990	947,585
			67,515,467
Health Care–18.4%
Abbott Laboratories (Health Care Equip. & Supplies)		4,499	633,189
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		21,923	3,500,007
AmerisourceBergen Corp. (Health Care Providers & Svs.)		1,511	200,797
Amgen, Inc. (Biotechnology)		10,538	2,370,734
Anthem, Inc. (Health Care Providers & Svs.)		8,728	4,045,777
Biogen, Inc. (Biotechnology)	(a)	2,796	670,816
Bristol-Myers Squibb Co. (Pharmaceuticals)		44,075	2,748,076
Cigna Corp. (Health Care Providers & Svs.)		8,978	2,061,618
CVS Health Corp. (Health Care Providers & Svs.)		27,283	2,814,514
Danaher Corp. (Life Sciences Tools & Svs.)		16,843	5,541,516
Eli Lilly & Co. (Pharmaceuticals)		2,852	787,780
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	532	40,730
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	5,713	3,761,782
Johnson & Johnson (Pharmaceuticals)		61,248	10,477,695
McKesson Corp. (Health Care Providers & Svs.)		8,715	2,166,288
Medtronic PLC (Health Care Equip. & Supplies)		15,929	1,647,855
Merck & Co., Inc. (Pharmaceuticals)		32,837	2,516,628
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	752	239,196
Pfizer, Inc. (Pharmaceuticals)		69,128	4,082,008
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	669	422,487
Teladoc Health, Inc. (Health Care Technology)	(a)	8,311	763,116
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		2,137	1,425,892
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6,383	3,205,160
Zoetis, Inc. (Pharmaceuticals)		15,532	3,790,274
			59,913,935
Industrials–12.1%
Alaska Air Group, Inc. (Airlines)	(a)	18,728	975,729
AMETEK, Inc. (Electrical Equip.)		6,717	987,668
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	1,615	253,555
Builders FirstSource, Inc. (Building Products)	(a)	3,589	307,613
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		14,405	1,550,410
Caterpillar, Inc. (Machinery)		8,284	1,712,634
Curtiss-Wright Corp. (Aerospace & Defense)		283	39,244
Equifax, Inc. (Professional Svs.)		4,995	1,462,486
Expeditors International of Washington, Inc. (Air Freight & Logistics)		9,645	1,295,227
Fortive Corp. (Machinery)		16,548	1,262,447
Fortune Brands Home & Security, Inc. (Building Products)		924	98,776
General Electric Co. (Industrial Conglomerates)		9,987	943,472
Honeywell International, Inc. (Industrial Conglomerates)		17,640	3,678,116
IHS Markit Ltd. (Professional Svs.)		5,740	762,961
Illinois Tool Works, Inc. (Machinery)		15,481	3,820,711
Johnson Controls International PLC (Building Products)		3,828	311,255
Landstar System, Inc. (Road & Rail)		15,788	2,826,368
Lennox International, Inc. (Building Products)		13	4,217
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Lockheed Martin Corp. (Aerospace & Defense)		6,588	$ 2,341,441
Masco Corp. (Building Products)		21,197	1,488,453
Mercury Systems, Inc. (Aerospace & Defense)	(a)	4,801	264,343
Northrop Grumman Corp. (Aerospace & Defense)		1,243	481,128
Otis Worldwide Corp. (Machinery)		37,576	3,271,742
Owens Corning (Building Products)		11,817	1,069,438
Roper Technologies, Inc. (Industrial Conglomerates)		1,549	761,891
Ryder System, Inc. (Road & Rail)		24,548	2,023,492
Schneider National, Inc. Class B (Road & Rail)		21,500	578,565
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	5,743	1,391,414
Snap-on, Inc. (Machinery)		1,792	385,961
Trane Technologies PLC (Building Products)		7,732	1,562,096
United Parcel Service, Inc. Class B (Air Freight & Logistics)		3,945	845,571
Waste Connections, Inc. (Commercial Svs. & Supplies)		5,165	703,834
			39,462,258
Information Technology–11.1%
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	2,359	339,460
Automatic Data Processing, Inc. (IT Svs.)		9,970	2,458,403
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		6,467	266,634
Braze, Inc. Class A (Software)	(a)	91	7,022
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	10,571	972,743
Cisco Systems, Inc. (Communications Equip.)		7,626	483,260
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	64,800	3,639,816
Expensify, Inc. Class A (Software)	(a)	4,859	213,796
Fidelity National Information Services, Inc. (IT Svs.)		26,515	2,894,112
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	14,155	259,461
Gitlab, Inc. Class A (Software)	(a)	1,454	126,498
Global Payments, Inc. (IT Svs.)		4,220	570,460
HashiCorp, Inc. Class A (Software)	(a)	3,466	315,545
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		185,476	2,924,957
Intel Corp. (Semiconductors & Equip.)		93,019	4,790,478
Intuit, Inc. (Software)		2,743	1,764,352
Juniper Networks, Inc. (Communications Equip.)		59,525	2,125,638
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,179	863,005
Lam Research Corp. (Semiconductors & Equip.)		748	537,924
Motorola Solutions, Inc. (Communications Equip.)		600	163,020
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		2,567	236,138
salesforce.com, Inc. (Software)	(a)	3,945	1,002,543
ServiceNow, Inc. (Software)	(a)	2,619	1,700,019
Texas Instruments, Inc. (Semiconductors & Equip.)		2,689	506,796
Visa, Inc. (IT Svs.)		16,635	3,604,971
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	15,037	980,563
Workday, Inc. Class A (Software)	(a)	9,397	2,567,072
			36,314,686
Materials–3.3%
Avery Dennison Corp. (Containers & Packaging)		3,080	667,036
Corteva, Inc. (Chemicals)		27,126	1,282,517
Ecolab, Inc. (Chemicals)		15,281	3,584,770
Mosaic Co. / The (Chemicals)		25,198	990,029

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Materials (continued)
Reliance Steel & Aluminum Co. (Metals & Mining)		6,395	$ 1,037,397
Vulcan Materials Co. (Construction Materials)		11,351	2,356,241
Westrock Co. (Containers & Packaging)		22,102	980,445
			10,898,435
Real Estate–4.7%
American Homes 4 Rent Class A (Equity REIT)		21,417	933,995
Brixmor Property Group, Inc. (Equity REIT)		23,868	606,486
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	16,821	1,825,247
CubeSmart (Equity REIT)		51,765	2,945,946
Extra Space Storage, Inc. (Equity REIT)		3,103	703,543
Life Storage, Inc. (Equity REIT)		15,472	2,370,001
Prologis, Inc. (Equity REIT)		34,225	5,762,121
			15,147,339
Utilities–5.4%
CMS Energy Corp. (Multi-Utilities)		20,696	1,346,275
Consolidated Edison, Inc. (Multi-Utilities)		42,416	3,618,933
DTE Energy Co. (Multi-Utilities)		34,335	4,104,406
Common Stocks (Continued)		Shares	Value
Utilities (continued)
Entergy Corp. (Electric Utilities)		472	$ 53,171
NextEra Energy, Inc. (Electric Utilities)		24,910	2,325,597
NiSource, Inc. (Multi-Utilities)		56,317	1,554,912
OGE Energy Corp. (Electric Utilities)		94,187	3,614,897
Pinnacle West Capital Corp. (Electric Utilities)		9,286	655,499
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	8,278	231,122
			17,504,812
Total Common Stocks (Cost $299,544,530)			$324,798,785

Money Market Funds–1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	4,017,131	$ 4,017,532
Total Money Market Funds (Cost $4,017,532)			$ 4,017,532
Total Investments – 100.9% (Cost $303,562,062)	(c)		$328,816,317
Liabilities in Excess of Other Assets – (0.9)%	(d)		(2,911,396)
Net Assets – 100.0%			$325,904,921

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $265,650 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	21	March 18, 2022	$4,940,454	$4,996,425	$55,971	$(17,922)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.
Performance as of December 31, 2021
Average Annual returns
One year	4.97%
Five years	5.88%
Ten years	6.39%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.83% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 4.97% versus 5.35% for its benchmark, the ICE BofAML U.S. High Yield Constrained Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Two major events impacted the high yield market during the year. The first was COVID-19 and its continuing impact on the U.S. and global economies. While 2020 was all about the disruption that economic closures would bring to fight the pandemic, 2021 focused on reopening and better economic growth expectations as vaccinations became more available. The high yield market continued to rally based on these growth expectations early in the year, aided by substantial monetary and fiscal policy stimulus. The Portfolio’s performance was negatively impacted by the underweight to the leisure sector, as the securities of those issuers moved higher on re-openings. However, as the year progressed, market returns were tempered by news of new COVID-19 strains, fears of inflationary pressures, and supply chain disruptions, among other things. Secondly, the economic reopening resulted in higher oil prices, which benefitted the energy sector of the high yield market, especially in the first half of the year. The Portfolio’s holdings in equities from restructurings in the exploration and production subsector of the energy sector positively impacted performance.
From a quality perspective, quality sector returns were consistent with expectations of continued improving credit fundamentals. The CCC sector has been the best performing sector, followed by single B, and then BB. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The Portfolio benefitted from equity holdings in energy companies that were received in restructurings and performed well as energy prices recovered. The Portfolio also benefitted from strong bond security selection in the energy sector, particularly in the exploration and production subsector, as well as the healthcare sector. The Portfolio further benefitted from its underweight to the telecommunications sector, particularly the underweight to the poor performing wireline subsector.
The Portfolio was negatively impacted, however, by its overweight to the poorly performing media sector, as well as security selection in the automotive and capital goods sectors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three relative contributors were all names not held by the benchmark that performed well for the Portfolio. Oasis Petroleum, Inc., an equity holding received in a restructuring, is an oil and gas exploration company with operations in the Bakken, was the top relative contributor. The company benefitted from higher oil prices during the period and the Portfolio exited the position to take profits. Mallinckrodt International Finance SA / Mallinckrodt CB LLC, a pharmaceutical company focused particularly on the manufacture of pain management solutions, including opioids, was the second largest contributor. The company filed Chapter 11 in late 2020 and the case continues to make its way through the courts. Markets reacted positively to the plan that was outlined in the bankruptcy proceedings. Callon Petroleum Co., an oil and gas exploration company, was another top contributor. The company benefitted from higher oil prices during the year.
The top relative detractor was the Portfolio’s cash position. The second and third largest detractors were issues of bonds from Intelsat Jackson Holdings SA. The company is a global provider of fixed satellite services. Its recent high capital expenditure program to build a new fleet of satellites, along with high interest payments, had led to several years of no free cash flow, and the company filed for Chapter 11 reorganization in May 2020. The plan of reorganization was confirmed in December 2021 and the company should emerge from bankruptcy in early 2022. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Corporate Bonds (4)	95.6
Common Stocks (4)	0.2
Warrants (4)	0.0
Money Market Funds and Other Net Assets	4.2
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.3
2.	HUB International Ltd. 7.000%, 05/01/2026	1.2
3.	1011778 B.C. ULC / New Red Finance, Inc. 4.000%, 10/15/2030	1.1
4.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.8
5.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	0.8
6.	Standard Industries, Inc. 5.000%, 02/15/2027	0.8
7.	NFP Corp. 6.875%, 08/15/2028	0.7
8.	ARD Finance SA 6.500%,7.250% PIK, 06/30/2027	0.7
9.	Garda World Security Corp. 9.500%, 11/01/2027	0.7
10.	iHeartCommunications, Inc. 8.375%, 05/01/2027	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Warrants):
% of Net Assets
Communication Services	17.8
Energy	14.2
Health Care	12.1
Consumer Discretionary	11.6
Industrials	10.5
Materials	10.0
Financials	9.0
Information Technology	4.3
Consumer Staples	3.2
Utilities	2.7
Real Estate	0.4
95.8

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio
Schedule of Investments	December 31, 2021
Corporate Bonds–95.6%		Rate	Maturity	Face Amount	Value
Communication Services–17.7%
AMC Networks, Inc. (Media)		5.000%	04/01/2024	$ 240,000	$ 241,800
AMC Networks, Inc. (Media)		4.750%	08/01/2025	175,000	178,719
AMC Networks, Inc. (Media)		4.250%	02/15/2029	175,000	173,906
Audacy Capital Corp. (Media)	(a)	6.500%	05/01/2027	375,000	370,950
Audacy Capital Corp. (Media)	(a)	6.750%	03/31/2029	350,000	341,938
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	400,000	426,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	225,000	231,750
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	676,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	175,000	188,849
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	2,175,000	2,262,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	255,798
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	01/15/2034	100,000	98,383
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	390,000
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	900,000	930,375
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	589,875
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	300,000	298,875
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	195,250
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	675,000	638,719
CSC Holdings LLC (Media)	(a)	3.375%	02/15/2031	200,000	187,250
CSC Holdings LLC (Media)	(a)	4.500%	11/15/2031	150,000	148,125
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	356,000	369,350
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	400,000	112,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (Media)	(a)	5.875%	08/15/2027	400,000	409,484
DISH DBS Corp. (Media)		7.750%	07/01/2026	125,000	131,875
DISH DBS Corp. (Media)	(a)	5.250%	12/01/2026	450,000	457,103
DISH DBS Corp. (Media)		7.375%	07/01/2028	100,000	101,250
DISH DBS Corp. (Media)		5.125%	06/01/2029	625,000	568,750
Gray Escrow II, Inc. (Media)	(a)	5.375%	11/15/2031	175,000	180,031
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	750,000	774,847
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	75,000	74,531
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	43,335
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	1,025,707	1,081,444
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	250,000	260,025
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	101,412
Intelsat Jackson Holdings SA (Acquired 05/15/2018, Cost $259,500) (Diversified Telecom. Svs.)	(b)	5.500%	08/01/2023	300,000	135,846
Intelsat Jackson Holdings SA (Acquired 10/02/2018, Cost $50,375) (Diversified Telecom. Svs.)	(a)(b)	8.500%	10/15/2024	50,000	22,914
Intelsat Jackson Holdings SA (Acquired 06/19/2017, Cost $250,000) (Diversified Telecom. Svs.)	(a)(b)	9.750%	07/15/2025	250,000	114,768
Lamar Media Corp. (Media)		4.875%	01/15/2029	150,000	156,563
Lamar Media Corp. (Media)		3.625%	01/15/2031	100,000	97,380
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	450,000	468,000
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	78,030
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	350,000	353,500
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	3.625%	10/01/2031	150,000	145,688
Midas OpCo Holdings LLC (Media)	(a)	5.625%	08/15/2029	650,000	665,437
Millennium Escrow Corp. (Interactive Media & Svs.)	(a)	6.625%	08/01/2026	225,000	225,563
Nexstar Media, Inc. (Media)	(a)	5.625%	07/15/2027	300,000	316,236
Nexstar Media, Inc. (Media)	(a)	4.750%	11/01/2028	750,000	764,062
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	3.500%	02/15/2028	350,000	333,189
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	375,000	365,625
ROBLOX Corp. (Entertainment)	(a)	3.875%	05/01/2030	275,000	278,946
Scripps Escrow II, Inc. (Media)	(a)	3.875%	01/15/2029	100,000	99,875
Scripps Escrow II, Inc. (Media)	(a)	5.375%	01/15/2031	300,000	304,875
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	350,000	367,697
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	650,000	659,750
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	125,000	121,250
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	275,000	266,750
Sirius XM Radio, Inc. (Media)	(a)	3.125%	09/01/2026	225,000	225,065
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	77,951
Sirius XM Radio, Inc. (Media)	(a)	4.000%	07/15/2028	175,000	175,978
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	475,000
Sirius XM Radio, Inc. (Media)	(a)	3.875%	09/01/2031	600,000	588,270
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	300,000	345,000
TEGNA, Inc. (Media)		4.625%	03/15/2028	300,000	303,237
TEGNA, Inc. (Media)		5.000%	09/15/2029	750,000	766,875
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	800,000	824,000
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	1,000,000	1,080,770
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	2.250%	02/15/2026	200,000	200,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.375%	04/15/2029	500,000	509,470
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.875%	02/15/2031	150,000	148,140
Townsquare Media, Inc. (Media)	(a)	6.875%	02/01/2026	100,000	106,125

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	$ 275,000	$ 277,750
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	725,000	739,500
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	400,000	412,000
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	325,000	323,375
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	201,262
Virgin Media Vendor Financing Notes IV DAC (Media)	(a)	5.000%	07/15/2028	575,000	579,338
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.250%	01/31/2031	200,000	196,000
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.750%	07/15/2031	400,000	405,000
WMG Acquisition Corp. (Entertainment)	(a)	3.750%	12/01/2029	125,000	124,688
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	75,000	76,219
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	477,000	490,117
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	625,000	643,750
					30,127,323
Consumer Discretionary–11.6%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	1,800,000	1,768,500
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	175,000	186,594
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	775,000	790,500
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	400,000	416,000
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2025	625,000	653,125
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	100,000	103,375
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	4.625%	11/15/2029	300,000	305,625
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	5.000%	02/15/2032	200,000	207,540
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	25,000	26,788
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	275,000	280,500
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	06/15/2031	200,000	204,000
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	341,128
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	450,000	498,348
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	10/15/2029	275,000	275,000
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	50,000	52,216
CCM Merger, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2026	50,000	52,063
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	112,000	117,180
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	1,250,000	1,325,000
Dana, Inc. (Auto Components)		4.250%	09/01/2030	250,000	253,437
Dana, Inc. (Auto Components)		4.500%	02/15/2032	100,000	99,750
Dornoch Debt Merger Sub, Inc. (Auto Components)	(a)	6.625%	10/15/2029	625,000	617,187
Gap, Inc. / The (Specialty Retail)	(a)	3.625%	10/01/2029	75,000	74,183
Gap, Inc. / The (Specialty Retail)	(a)	3.875%	10/01/2031	175,000	172,594
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	1,103,000	1,189,238
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	950,000	980,875
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	05/01/2025	25,000	26,015
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	75,000	80,132
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	160,312
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	300,000	298,422
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%, 5.500% PIK	09/15/2026	400,000	408,000
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	6.000%, 6.750% PIK	05/15/2027	400,000	411,500
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	550,000	575,476
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	542,719
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.125%	11/15/2029	100,000	100,000
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	100,000	106,609
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	3.875%	02/15/2029	50,000	52,500
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	348,000	361,920
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	75,000	77,250
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	200,000	201,000
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	100,000	104,500
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	850,000	892,406
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	50,000	51,000
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	125,000	121,250
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	50,000	50,500
Real Hero Merger Sub 2, Inc. (Auto Components)	(a)	6.250%	02/01/2029	975,000	973,479
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.625%	07/01/2025	350,000	373,625
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.250%	03/15/2026	150,000	157,875
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	250,000	278,750
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	08/15/2029	500,000	509,127
Signal Parent, Inc. (Diversified Consumer Svs.)	(a)	6.125%	04/01/2029	425,000	377,187
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	500,000	517,500
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	50,000	53,397

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	$ 200,000	$ 201,140
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.625%	12/01/2031	200,000	201,640
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	75,000	77,813
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	75,000	77,531
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	4.375%	08/15/2028	75,000	77,250
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	81,188
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	100,000	106,262
					19,676,021
Consumer Staples–3.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.250%	03/15/2026	175,000	178,281
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	106,000
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.500%	03/15/2029	425,000	425,833
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	175,000	185,754
Edgewell Personal Care Co. (Personal Products)	(a)	4.125%	04/01/2029	200,000	201,500
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	150,000	153,188
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	425,000	414,779
Kraft Heinz Foods Co. (Food Products)		5.200%	07/15/2045	275,000	349,655
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	500,000	585,500
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	10/15/2027	150,000	156,562
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	4.250%	08/01/2029	250,000	248,015
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	650,000	671,125
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	500,000	529,870
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	150,000	152,775
Post Holdings, Inc. (Food Products)	(a)	4.500%	09/15/2031	350,000	347,375
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	6.250%	04/15/2025	100,000	104,125
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.750%	02/15/2029	350,000	355,687
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.625%	06/01/2030	325,000	328,624
					5,494,648
Energy–14.2%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	125,000	137,755
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	250,000	259,062
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	655,394
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	625,000	659,384
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/15/2026	16,000	18,217
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	7.625%	02/01/2029	104,000	115,440
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	03/01/2030	225,000	240,525
Apache Corp. (Oil, Gas & Consumable Fuels)		4.875%	11/15/2027	125,000	136,250
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	656,250
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	450,000	469,224
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	425,000	430,844
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	12/31/2028	100,000	104,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	75,000	72,164
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	175,000	173,250
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	150,000	147,600
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	125,000	118,750
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	357,000
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	125,000	132,500
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.000%	03/01/2031	725,000	760,489
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	3.250%	01/31/2032	150,000	151,500
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	175,000	186,151
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	02/01/2026	50,000	52,625
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	50,000	53,488
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	04/15/2030	425,000	423,406
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	500,000	542,300
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.875%	01/15/2030	100,000	102,500
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.375%	01/15/2028	225,000	243,236
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	600,000	613,500
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.000%	05/01/2029	50,000	51,875
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	200,000	208,000
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.625%	07/15/2025	200,000	211,606
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	100,000	106,589
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	900,000	929,250

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	$ 59,000	$ 61,360
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.000%	07/01/2025	225,000	244,688
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	325,000	364,000
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	350,000	382,377
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	225,000	234,000
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	01/15/2031	525,000	555,187
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	91,125
EQT Corp. (Oil, Gas & Consumable Fuels)		6.625%	02/01/2025	100,000	112,751
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3.125%	05/15/2026	250,000	256,632
EQT Corp. (Oil, Gas & Consumable Fuels)		3.900%	10/01/2027	25,000	26,813
EQT Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2029	75,000	83,063
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3.625%	05/15/2031	125,000	129,688
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	312,375
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	4.250%	02/15/2030	100,000	99,250
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	300,000	298,875
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	225,000	208,125
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	275,000	248,875
Nabors Industries, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.375%	05/15/2027	100,000	103,519
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	625,000	660,937
Oasis Midstream Partners LP / OMP Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	250,000	272,500
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	75,000	78,563
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	100,000	116,750
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.875%	09/01/2025	225,000	248,062
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	375,000	505,747
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	09/01/2030	275,000	340,312
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	225,000	286,876
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.300%	08/15/2039	325,000	324,113
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.100%	02/15/2047	150,000	147,000
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	08/15/2049	200,000	202,500
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	75,000	75,938
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	250,000	258,347
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	100,000	101,750
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	175,000	178,364
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	75,000	77,438
Range Resources Corp. (Oil, Gas & Consumable Fuels)		9.250%	02/01/2026	150,000	161,669
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	200,000	223,000
Rattler Midstream LP (Oil, Gas & Consumable Fuels)	(a)	5.625%	07/15/2025	200,000	208,000
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2029	325,000	334,750
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	225,000	164,250
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	275,000	282,562
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	25,750
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	51,750
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		8.375%	09/15/2028	225,000	251,156
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	75,000	80,361
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.750%	02/01/2032	75,000	78,983
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	10/01/2026	325,000	338,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	150,000	156,520
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	700,000	721,399
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2027	25,000	26,800
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	475,000	500,506
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	03/01/2030	475,000	518,937
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	02/01/2031	75,000	81,446
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	222,469
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	925,000	962,000
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	150,000	158,438
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.000%	07/01/2022	100,000	100,250
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	54,420
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	175,000	190,313
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.750%	08/15/2028	75,000	82,875
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.450%	04/01/2044	175,000	209,125
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	500,000	602,502
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	100,000	119,452
					24,115,957

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials–9.0%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	$ 375,000	$ 389,062
AmWINS Group, Inc. (Insurance)	(a)	4.875%	06/30/2029	400,000	404,000
Ardonagh Midco 2 PLC (Insurance)	(a)(c)	11.500%, 12.750% PIK	01/15/2027	424,477	472,736
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	675,000	680,062
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	200,000	194,500
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	925,000	908,812
Ford Motor Credit Co. LLC (Consumer Finance)		3.096%	05/04/2023	400,000	407,500
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	375,000	394,564
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	400,000	435,000
Ford Motor Credit Co. LLC (Consumer Finance)		3.375%	11/13/2025	575,000	597,379
Ford Motor Credit Co. LLC (Consumer Finance)		4.389%	01/08/2026	225,000	242,438
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	200,000	201,750
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	483,750
Ford Motor Credit Co. LLC (Consumer Finance)		4.125%	08/17/2027	300,000	323,814
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	525,000	596,531
Ford Motor Credit Co. LLC (Consumer Finance)		4.000%	11/13/2030	275,000	295,845
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	275,000	285,312
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	2,000,000	2,055,001
HUB International Ltd. (Insurance)	(a)	5.625%	12/01/2029	250,000	257,555
LD Holdings Group LLC (Thrifts & Mortgage Finance)	(a)	6.125%	04/01/2028	325,000	306,312
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	192,500
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	138,169
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	275,000	274,313
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	1,250,000	1,253,225
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.250%	01/15/2029	100,000	100,182
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.625%	03/15/2030	225,000	224,438
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	200,000	200,750
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	350,000	355,250
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	4.000%	10/15/2033	450,000	455,796
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	700,000	713,125
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.750%	06/15/2027	175,000	175,438
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	04/15/2029	225,000	220,781
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,050,000	1,057,875
					15,293,765
Health Care–12.1%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	25,000	26,277
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.000%	04/15/2029	25,000	25,688
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	250,000	250,000
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	5.125%	03/01/2030	325,000	330,687
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	350,000	346,500
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	600,000	625,500
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	11/01/2029	300,000	303,273
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	525,000	551,250
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	857,000	872,906
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	200,000	203,250
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	425,000	447,601
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.750%	08/15/2027	175,000	181,650
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	200,000	184,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	175,000	154,438
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	175,000	166,292
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	575,000	569,250
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	01/30/2030	375,000	330,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	02/15/2031	225,000	197,719
Catalent Pharma Solutions, Inc. (Pharmaceuticals)	(a)	3.500%	04/01/2030	150,000	149,575
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	800,000	834,000
Centene Corp. (Health Care Providers & Svs.)		2.450%	07/15/2028	75,000	73,875
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	425,000	458,345
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	50,920
Centene Corp. (Health Care Providers & Svs.)		2.625%	08/01/2031	200,000	196,000
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	3.750%	03/15/2029	100,000	101,000
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	4.000%	03/15/2031	125,000	128,076
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.625%	02/15/2025	100,000	103,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.000%	03/15/2026	350,000	367,937
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.625%	03/15/2027	150,000	158,749
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.000%	01/15/2029	50,000	53,313
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	500,000	509,375
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	150,000	148,398
DaVita, Inc. (Health Care Providers & Svs.)	(a)	4.625%	06/01/2030	350,000	358,312
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	675,000	681,750
Grifols Escrow Issuer SA (Biotechnology)	(a)	4.750%	10/15/2028	200,000	204,044

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	$ 900,000	$ 989,100
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	100,000	112,788
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	375,000	396,328
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	4.500%	10/01/2029	375,000	371,250
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	10/15/2026	300,000	307,875
Jazz Securities DAC (Pharmaceuticals)	(a)	4.375%	01/15/2029	200,000	207,088
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	250,000	260,625
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	4.375%	02/15/2027	125,000	125,938
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	25,000	24,875
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Acquired 10/04/2016 through 07/09/2018, Cost $1,210,062) (Pharmaceuticals)	(a)(b)	5.625%	10/15/2023	1,275,000	694,875
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Acquired 05/05/2016 through 09/24/2018, Cost $354,937) (Pharmaceuticals)	(a)(b)	5.500%	04/15/2025	400,000	218,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	325,000	340,031
Mozart Debt Merger Sub, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	04/01/2029	325,000	323,853
Mozart Debt Merger Sub, Inc. (Health Care Equip. & Supplies)	(a)	5.250%	10/01/2029	675,000	684,207
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.500%	09/01/2028	200,000	202,750
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	925,000	879,675
Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	450,000	470,106
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	175,000	169,750
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	750,000	792,525
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	175,000	172,812
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	300,000	282,375
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	175,000	182,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	450,000	480,937
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	51,000	51,638
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	300,000	308,139
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	02/01/2027	125,000	129,375
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	11/01/2027	425,000	442,531
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	10/01/2028	300,000	316,863
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.250%	06/01/2029	150,000	152,324
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	150,000	156,563
					20,590,646
Industrials–10.5%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	200,000	209,840
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,300,000	1,388,952
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	200,000	194,500
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.500%	04/20/2026	450,000	467,944
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.750%	04/20/2029	350,000	374,052
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	50,000	51,162
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	700,000	714,749
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	75,000	78,000
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	3.875%	07/01/2028	75,000	75,375
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	07/01/2029	250,000	253,530
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	200,000	213,770
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	825,000	820,875
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	6.875%	08/15/2026	135,000	140,400
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	5.000%	12/15/2029	100,000	102,303
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	525,000	515,812
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	174,125
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	300,000	286,500
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	325,000	325,813
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	300,000	297,750
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	125,000	130,938
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	500,000	507,500
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	50,000	50,125
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	700,000	700,000
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	150,000	152,393
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.625%	10/01/2028	100,000	103,250
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	4.500%	07/15/2029	100,000	98,374
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.875%	10/01/2030	500,000	527,920
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	4.750%	07/15/2031	175,000	172,813
Ritchie Bros Holdings, Inc. (Commercial Svs. & Supplies)	(a)	4.750%	12/15/2031	75,000	78,281
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	225,000	236,250
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	24,911
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	400,000	421,000
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	1,250,000	1,286,750
Standard Industries, Inc. (Building Products)	(a)	4.750%	01/15/2028	25,000	25,813
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	300,000	307,500

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Terex Corp. (Machinery)	(a)	5.000%	05/15/2029	$ 150,000	$ 154,125
TK Elevator Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	269,000	288,166
TK Elevator U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	341,656
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	287,375
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	625,000	649,609
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	873,354
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	150,000	154,500
TransDigm, Inc. (Aerospace & Defense)		4.625%	01/15/2029	125,000	124,585
TransDigm, Inc. (Aerospace & Defense)		4.875%	05/01/2029	425,000	426,827
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	175,000	182,875
Trident TPI Holdings, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	701,750
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	50,000	52,000
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	325,000	341,534
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	108,250
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	50,750
United Rentals North America, Inc. (Trading Companies & Distributors)		3.750%	01/15/2032	150,000	151,050
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	400,000	416,000
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	106,000
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	225,000	246,656
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	425,000	443,062
White Cap Parent LLC (Building Products)	(a)(c)	8.250%, 9.000% PIK	03/15/2026	325,000	332,313
					17,941,707
Information Technology–4.3%
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	275,000	274,640
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	3.875%	09/01/2028	75,000	76,313
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	4.000%	07/01/2029	50,000	51,644
Boxer Parent Co., Inc. (Software)	(a)	9.125%	03/01/2026	75,000	78,188
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)	(a)	9.375%	07/15/2025	50,000	53,837
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	350,000	346,283
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	125,000	128,491
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	50,000	52,219
Gartner, Inc. (IT Svs.)	(a)	3.750%	10/01/2030	125,000	127,800
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	350,000	361,812
Helios Software Holdings Inc / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	375,000	368,437
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.000%	12/15/2029	175,000	178,714
LogMeIn, Inc. (Software)	(a)	5.500%	09/01/2027	425,000	430,100
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.000%	10/01/2028	225,000	231,750
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.125%	04/15/2029	250,000	258,800
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	6.125%	09/01/2029	50,000	53,432
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.250%	10/01/2030	350,000	359,625
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	3.875%	09/01/2028	150,000	153,750
Open Text Corp. (Software)	(a)	3.875%	12/01/2029	350,000	354,375
PTC, Inc. (Software)	(a)	3.625%	02/15/2025	25,000	25,344
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	125,000	127,188
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	625,000	609,750
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	75,000	76,875
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		3.125%	07/15/2029	300,000	292,948
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		3.375%	07/15/2031	250,000	243,280
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	775,000	809,875
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	125,000	126,875
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	300,000	298,125
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	625,000	646,875
Viavi Solutions, Inc. (Communications Equip.)	(a)	3.750%	10/01/2029	75,000	74,996
					7,272,341
Materials–9.9%
ARD Finance SA (Containers & Packaging)	(a)(c)	6.500%, 7.250% PIK	06/30/2027	1,200,000	1,236,000
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(a)	4.000%	09/01/2029	325,000	321,994
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	276,719
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	200,000	201,250
Axalta Coating Systems LLC (Chemicals)	(a)	3.375%	02/15/2029	150,000	145,125
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	156,375
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	325,000	315,250
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	125,000	123,438
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	275,000	287,719
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	575,000	621,000
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.625%	03/01/2029	400,000	408,000
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	475,000	493,466
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	325,000	297,846

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	$ 750,000	$ 766,875
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	50,000	52,942
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	281,875
Diamond B.C. B.V. (Chemicals)	(a)	4.625%	10/01/2029	375,000	371,989
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	300,000	301,500
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,075,000	1,076,999
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	675,000	700,798
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	175,000	182,000
Freeport-McMoRan, Inc. (Metals & Mining)		4.125%	03/01/2028	175,000	181,563
Freeport-McMoRan, Inc. (Metals & Mining)		4.375%	08/01/2028	225,000	235,969
Freeport-McMoRan, Inc. (Metals & Mining)		5.250%	09/01/2029	200,000	219,000
Freeport-McMoRan, Inc. (Metals & Mining)		4.625%	08/01/2030	150,000	160,875
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	150,000	182,625
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	162,000
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	99,750
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	100,000	99,250
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.750%	02/01/2030	25,000	25,268
H.B. Fuller Co. (Chemicals)		4.250%	10/15/2028	125,000	128,750
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	425,000	416,500
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	525,000	553,875
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	150,000	159,963
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	900,000	915,741
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	302,751
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	225,000	225,570
OI European Group B.V. (Containers & Packaging)	(a)	4.750%	02/15/2030	300,000	304,044
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	4.250%	10/01/2028	200,000	198,876
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	6.250%	10/01/2029	400,000	390,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	180,688
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	475,000	511,812
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	50,000	52,750
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	375,000	368,437
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	175,000	182,373
SPCM SA (Chemicals)	(a)	3.375%	03/15/2030	200,000	192,500
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	200,000	203,824
SRS Distribution, Inc. (Construction Materials)	(a)	6.000%	12/01/2029	425,000	427,125
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	208,000
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	475,000	502,312
W.R. Grace Holdings LLC (Chemicals)	(a)	4.875%	06/15/2027	125,000	128,391
W.R. Grace Holdings LLC (Chemicals)	(a)	5.625%	08/15/2029	250,000	255,937
					16,795,679
Real Estate–0.4%
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.500%	02/15/2025	25,000	25,375
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	225,000	234,331
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	275,000	292,662
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.125%	08/15/2030	100,000	105,750
					658,118
Utilities–2.7%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	425,000	475,367
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	110,625
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	51,300
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	425,000	440,937
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.625%	02/01/2029	150,000	147,937
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	100,000	100,000
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	300,000	289,125
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	76,000	79,005
NRG Energy, Inc. (Electric Utilities)	(a)	3.375%	02/15/2029	25,000	24,498
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	24,375
NRG Energy, Inc. (Electric Utilities)	(a)	3.875%	02/15/2032	775,000	759,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	619,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(a)	5.000%	06/01/2031	125,000	126,406
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	750,000	794,400
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	232,344
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	375,000	389,182
					4,664,501
Total Corporate Bonds (Cost $159,330,112)					$162,630,706

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks–0.2%		Shares	Value
Communication Services–0.1%
iHeartMedia, Inc. Class A (Media)	(d)	7,387	$ 155,423
Materials–0.1%
Hexion Holdings Corp. Class B (Chemicals)	(d)	4,302	124,564
Total Common Stocks (Cost $304,605)			$ 279,987

Warrants –0.0%	Expiration	Strike Price	Quantity	Value
Energy–0.0%
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	02/09/2026	$ 27.27	1,415	$ 56,543
Total Warrants (Cost $129,396)				$ 56,543

Money Market Funds–1.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(e)	3,266,351	$ 3,266,678
Total Money Market Funds (Cost $3,266,678)			$ 3,266,678
Total Investments – 97.7% (Cost $163,030,791)	(f)		$166,233,914
Other Assets in Excess of Liabilities – 2.3%			3,951,957
Net Assets – 100.0%			$170,185,871

Percentages are stated as a percent of net assets.

Abbreviations:
PIK:	Payment-in-Kind

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2021, the value of these securities totaled $129,091,053, or 75.9% of the Portfolio’s net assets.
(b)	Represents a security that is in default and deemed to be non-income producing.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Non-income producing security.
(e)	Rate represents the seven-day yield at December 31, 2021.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)
Objective/Strategy
The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
Performance as of December 31, 2021
Average Annual returns
One year	26.99%
Five years	28.09%
Ten years	22.56%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.42% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 26.99% versus 27.51% for its benchmark, the Nasdaq-100® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the period that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Information Technology, followed by Communication Services and Consumer Discretionary, were the largest sector contributors for the Portfolio and its benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weightings are managed to mimic the constituent weightings utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Stocks contributing the most to the benchmark return were Microsoft Corp., Apple, Inc., and NVIDIA Corp. Stocks that significantly lagged for the year included PayPal Holdings, Inc., Pinduoduo Inc. – ADR, and Zoom Video Communications, Inc. Class A. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini Nasdaq-100 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures contributed 31 basis points to absolute return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.4
Money Market Funds Less Net Liabilities	0.6
100.0
Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	11.6
2.	Microsoft Corp.	10.0
3.	Amazon.com, Inc.	6.7
4.	Meta Platforms, Inc. Class A	4.7
5.	Tesla, Inc.	4.2
6.	NVIDIA Corp.	4.1
7.	Alphabet, Inc. Class C	3.7
8.	Alphabet, Inc. Class A	3.5
9.	Broadcom, Inc.	1.8
10.	Adobe, Inc.	1.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	50.7
Communication Services	19.0
Consumer Discretionary	15.4
Health Care	5.6
Consumer Staples	5.1
Industrials	2.7
Utilities	0.9
99.4

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.4%		Shares	Value
Communication Services–19.0%
Activision Blizzard, Inc. (Entertainment)		18,314	$ 1,218,430
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	4,261	12,344,287
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	4,505	13,035,623
Baidu, Inc. – ADR (Interactive Media & Svs.)	(a)	5,707	849,145
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	966	2,317,656
Charter Communications, Inc. Class A (Media)	(a)	4,216	2,748,706
Comcast Corp. Class A (Media)		107,208	5,395,779
Electronic Arts, Inc. (Entertainment)		6,649	877,003
Match Group, Inc. (Interactive Media & Svs.)	(a)	6,656	880,256
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	50,217	16,890,488
NetEase, Inc. – ADR (Entertainment)		6,662	678,058
Netflix, Inc. (Entertainment)	(a)	10,415	6,274,413
Sirius XM Holdings, Inc. (Media)		94,047	597,198
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	29,370	3,406,333
			67,513,375
Consumer Discretionary–15.4%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	8,155	1,357,726
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	7,188	23,967,236
Dollar Tree, Inc. (Multiline Retail)	(a)	5,289	743,210
eBay, Inc. (Internet & Direct Marketing Retail)		14,719	978,814
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	17,436	1,221,741
Lucid Group, Inc. (Automobiles)	(a)	38,711	1,472,954
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,930	1,146,949
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	7,659	1,265,573
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	1,186	1,599,202
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	1,584	1,118,668
Peloton Interactive, Inc. Class A (Leisure Products)	(a)	7,140	255,326
Pinduoduo, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	9,769	569,533
Ross Stores, Inc. (Specialty Retail)		8,355	954,809
Starbucks Corp. (Hotels, Restaurants & Leisure)		27,588	3,226,968
Tesla, Inc. (Automobiles)	(a)	14,233	15,041,150
			54,919,859
Consumer Staples–5.1%
Costco Wholesale Corp. (Food & Staples Retailing)		10,389	5,897,835
Keurig Dr Pepper, Inc. (Beverages)		33,338	1,228,839
Kraft Heinz Co. / The (Food Products)		28,777	1,033,094
Mondelez International, Inc. Class A (Food Products)		32,800	2,174,968
Monster Beverage Corp. (Beverages)	(a)	12,442	1,194,930
PepsiCo, Inc. (Beverages)		32,512	5,647,660
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		20,352	1,061,560
			18,238,886
Health Care–5.6%
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	1,854	1,218,412
Amgen, Inc. (Biotechnology)		13,244	2,979,502
Biogen, Inc. (Biotechnology)	(a)	3,454	828,684
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	2,279	1,223,709
Gilead Sciences, Inc. (Biotechnology)		29,495	2,141,632
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,994	1,312,969
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,675	1,398,117
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	8,400	$ 3,018,120
Moderna, Inc. (Biotechnology)	(a)	9,533	2,421,191
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,486	1,569,959
Seagen, Inc. (Biotechnology)	(a)	4,299	664,625
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,978	1,312,769
			20,089,689
Industrials–2.7%
Cintas Corp. (Commercial Svs. & Supplies)		2,431	1,077,346
Copart, Inc. (Commercial Svs. & Supplies)	(a)	5,577	845,585
CSX Corp. (Road & Rail)		52,155	1,961,028
Fastenal Co. (Trading Companies & Distributors)		13,524	866,347
Honeywell International, Inc. (Industrial Conglomerates)		16,186	3,374,943
PACCAR, Inc. (Machinery)		8,161	720,290
Verisk Analytics, Inc. (Professional Svs.)		3,790	866,887
			9,712,426
Information Technology–50.7%
Adobe, Inc. (Software)	(a)	11,188	6,344,267
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	28,394	4,085,897
Analog Devices, Inc. (Semiconductors & Equip.)		12,637	2,221,205
ANSYS, Inc. (Software)	(a)	2,052	823,098
Apple, Inc. (Tech. Hardware, Storage & Periph.)		232,523	41,289,108
Applied Materials, Inc. (Semiconductors & Equip.)		21,231	3,340,910
ASML Holding N.V. (Semiconductors & Equip.)		1,906	1,517,443
Atlassian Corp. PLC Class A (Software)	(a)	3,302	1,259,020
Autodesk, Inc. (Software)	(a)	5,169	1,453,471
Automatic Data Processing, Inc. (IT Svs.)		9,909	2,443,361
Broadcom, Inc. (Semiconductors & Equip.)		9,679	6,440,503
Cadence Design Systems, Inc. (Software)	(a)	6,517	1,214,443
Cisco Systems, Inc. (Communications Equip.)		99,170	6,284,403
Cognizant Technology Solutions Corp. Class A (IT Svs.)		12,351	1,095,781
Crowdstrike Holdings, Inc. Class A (Software)	(a)	4,840	990,990
Datadog, Inc. Class A (Software)	(a)	6,047	1,077,031
DocuSign, Inc. (Software)	(a)	4,625	704,434
Fiserv, Inc. (IT Svs.)	(a)	15,524	1,611,236
Fortinet, Inc. (Software)	(a)	3,844	1,381,534
Intel Corp. (Semiconductors & Equip.)		95,629	4,924,893
Intuit, Inc. (Software)		6,658	4,282,559
KLA Corp. (Semiconductors & Equip.)		3,565	1,533,342
Lam Research Corp. (Semiconductors & Equip.)		3,311	2,381,106
Marvell Technology, Inc. (Semiconductors & Equip.)		19,367	1,694,419
Microchip Technology, Inc. (Semiconductors & Equip.)		13,047	1,135,872
Micron Technology, Inc. (Semiconductors & Equip.)		26,302	2,450,031
Microsoft Corp. (Software)		106,409	35,787,475
NVIDIA Corp. (Semiconductors & Equip.)		49,864	14,665,501
NXP Semiconductors N.V. (Semiconductors & Equip.)		6,253	1,424,308
Okta, Inc. (IT Svs.)	(a)	3,471	778,094
Palo Alto Networks, Inc. (Software)	(a)	2,320	1,291,683
Paychex, Inc. (IT Svs.)		8,480	1,157,520
PayPal Holdings, Inc. (IT Svs.)	(a)	27,626	5,209,711
QUALCOMM, Inc. (Semiconductors & Equip.)		26,335	4,815,881
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3,889	603,339
Splunk, Inc. (Software)	(a)	3,787	438,232
Synopsys, Inc. (Software)	(a)	3,586	1,321,441

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Texas Instruments, Inc. (Semiconductors & Equip.)		21,716	$ 4,092,815
VeriSign, Inc. (IT Svs.)	(a)	2,612	662,978
Workday, Inc. Class A (Software)	(a)	4,539	1,239,964
Xilinx, Inc. (Semiconductors & Equip.)		5,828	1,235,711
Zoom Video Communications, Inc. Class A (Software)	(a)	5,696	1,047,551
Zscaler, Inc. (Software)	(a)	3,293	1,058,140
			180,810,701
Utilities–0.9%
American Electric Power Co., Inc. (Electric Utilities)		11,843	1,053,672
Exelon Corp. (Electric Utilities)		23,005	1,328,769
Xcel Energy, Inc. (Electric Utilities)		12,663	857,285
			3,239,726
Total Common Stocks (Cost $182,130,852)			$354,524,662

Money Market Funds–0.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	2,160,961	$ 2,161,177
State Street Institutional U.S. Government Money Market Fund, 0.025%	(b)	17,000	17,000
Total Money Market Funds (Cost $2,178,177)			$ 2,178,177
Total Investments – 100.0% (Cost $184,309,029)	(c)		$356,702,839
Liabilities in Excess of Other Assets – (0.0)%	(d)		(170,085)
Net Assets – 100.0%			$356,532,754

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $119,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	7	March 18, 2022	$2,311,840	$2,284,905	$(26,935)	$(12,018)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.
Performance as of December 31, 2021
Average Annual returns
One year	28.49%
Five years	15.80%
Ten years	16.00%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.70% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 28.49% versus 28.71% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Despite struggling in the first quarter, broad based strength in the remainder of the year led to the slight underperformance for the year. Positive relative performance was driven by sentiment measures, whereas performance from fundamental measures was mixed but positive in the aggregate.
Trend-based sentiment stock selection insights drove gains, benefitting from increased corporate visibility in 2021. Specifically, text analyses of broker reports and company executive commentaries, used to capture both short-term results and long-term fundamentals, contributed to positive stock selection. Other faster moving alternative data insights that evaluate online search trends were able to correctly position the portfolio around the changeable market backdrop. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace including supply chain disruptions.
Fundamental measures also supported positive performance, despite being mixed overall. Stability related quality insights with a preference for lower-risk securities performed well amid rising volatility due to the Omicron variant at year end. Other insights evaluating companies across earnings yield also supported gains. However, despite benefitting from the value style rally early in the year, more traditional valuation metrics struggled in aggregate amid changing market style preference. Measures that evaluate research expenditures across price were top detractors. Additionally, environmental, social, and governance (“ESG”) related measures struggled in aggregate as they ran in opposition initially to the value style rally and subsequently to the commodities run up witnessed during the year.
Finally, performance from macro thematic insights was mixed. Measures designed to capture hiring trends performed well. This was highlighted through an overweight to interactive media names. However, measures that take a negative stance towards the positions of competitors that focus on generic style leanings struggled amid the style factor strength observed during the year. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. However, sector allocation decisions detracted from relative returns. Positioning within Energy, namely an underweight to oil and gas names, detracted from relative performance as commodities prices rallied. Security selection had a more meaningful impact on relative performance. Stock selection in Consumer Staples, notably within the food retail industry, was the largest contributor. Selection in Communication Services was also additive, with a majority of gains coming from interactive media and services stocks. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Intuit, Inc., a financial software company, was a top contributor to relative performance. Intuit, Inc. is the parent company of TurboTax, QuickBooks, and Credit Karma. The stock benefitted from the rapid pace of new small business creation. An overweight to Prologis, Inc. was also a top contributor, as the stock benefitted from rising interest rates.
In contrast, an out of benchmark position in game developer Zynga, Inc. Class A was a key detractor from relative performance, as the stock price faced pressure amid people spending less time gaming due to broader reopening trends, as well as increased competition in the virtual reality space. Further hindering results was an out of benchmark position in video streaming company Roku, Inc., as the company faced similar pressures. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contributed 56 basis points to absolute return. The Portfolio participated in 5 IPOs during the year, which added 7 basis points to absolute return in aggregate, including a 4 basis point contribution from Rivian Automotive, Inc. Class A. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.8
Money Market Funds Less Net Liabilities	0.2
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	6.5
2.	Microsoft Corp.	5.2
3.	Amazon.com, Inc.	3.9
4.	Alphabet, Inc. Class A	3.2
5.	Johnson & Johnson	2.2
6.	Alphabet, Inc. Class C	2.0
7.	Visa, Inc.	2.0
8.	NVIDIA Corp.	1.7
9.	Tesla, Inc.	1.7
10.	Danaher Corp.	1.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	29.6
Health Care	13.5
Consumer Discretionary	11.6
Financials	11.2
Communication Services	10.1
Industrials	8.2
Consumer Staples	5.7
Real Estate	3.1
Energy	2.6
Utilities	2.2
Materials	2.0
99.8

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.8%		Shares	Value
Communication Services–10.1%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	4,898	$ 14,189,702
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	3,023	8,747,323
Altice U.S.A., Inc. Class A (Media)	(a)	3,627	58,685
AT&T, Inc. (Diversified Telecom. Svs.)		4,720	116,112
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	885	2,123,319
Comcast Corp. Class A (Media)		84,824	4,269,192
Discovery, Inc. Class C (Media)	(a)	3,476	79,600
Fox Corp. Class A (Media)		38,522	1,421,462
Fox Corp. Class B (Media)		1,687	57,813
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	13,869	4,664,838
Nexstar Media Group, Inc. Class A (Media)		457	68,998
Roku, Inc. (Entertainment)	(a)	1,231	280,914
Sirius XM Holdings, Inc. (Media)		156,687	994,962
Spotify Technology SA (Entertainment)	(a)	784	183,480
TEGNA, Inc. (Media)		10,739	199,316
Twitter, Inc. (Interactive Media & Svs.)	(a)	2,867	123,912
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	5,520	173,990
Verizon Communications, Inc. (Diversified Telecom. Svs.)		79,075	4,108,737
Walt Disney Co. / The (Entertainment)	(a)	13,168	2,039,591
Zynga, Inc. Class A (Entertainment)	(a)	66,339	424,570
			44,326,516
Consumer Discretionary–11.6%
Advance Auto Parts, Inc. (Specialty Retail)		448	107,466
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,050	16,838,417
American Eagle Outfitters, Inc. (Specialty Retail)		5,349	135,437
BorgWarner, Inc. (Auto Components)		69,118	3,115,148
D.R. Horton, Inc. (Household Durables)		17,838	1,934,531
Foot Locker, Inc. (Specialty Retail)		2,222	96,946
H&R Block, Inc. (Diversified Consumer Svs.)		43,234	1,018,593
Home Depot, Inc. / The (Specialty Retail)		7,612	3,159,056
Lithia Motors, Inc. (Specialty Retail)		770	228,651
Lowe's Cos., Inc. (Specialty Retail)		8,060	2,083,349
McDonald's Corp. (Hotels, Restaurants & Leisure)		8,285	2,220,960
Nordstrom, Inc. (Multiline Retail)	(a)	41,082	929,275
Penske Automotive Group, Inc. (Specialty Retail)		5,938	636,672
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		4,870	578,848
Rivian Automotive, Inc. Class A (Automobiles)	(a)	6,185	641,323
Service Corp. International (Diversified Consumer Svs.)		16,119	1,144,288
Target Corp. (Multiline Retail)		23,508	5,440,692
Tesla, Inc. (Automobiles)	(a)	6,808	7,194,558
Tractor Supply Co. (Specialty Retail)		3,037	724,628
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		11,877	656,442
Whirlpool Corp. (Household Durables)		7,002	1,643,089
			50,528,369
Consumer Staples–5.7%
Coca-Cola Europacific Partners PLC (Beverages)		15,688	877,430
Colgate-Palmolive Co. (Household Products)		65,492	5,589,087
Costco Wholesale Corp. (Food & Staples Retailing)		8,668	4,920,824
Estee Lauder Cos., Inc. / The Class A (Personal Products)		9,976	3,693,115
Keurig Dr Pepper, Inc. (Beverages)		64,357	2,372,199
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
McCormick & Co., Inc. (Food Products)		4,788	$ 462,569
Molson Coors Beverage Co. Class B (Beverages)		19,749	915,366
Procter & Gamble Co. / The (Household Products)		14,223	2,326,598
Walmart, Inc. (Food & Staples Retailing)		26,240	3,796,666
			24,953,854
Energy–2.6%
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		1,098	48,367
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		59,739	5,306,615
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		19,915	1,218,599
Schlumberger N.V. (Energy Equip. & Svs.)		136,603	4,091,260
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		35,147	915,228
			11,580,069
Financials–11.2%
Allstate Corp. / The (Insurance)		2,439	286,948
Ally Financial, Inc. (Consumer Finance)		63,677	3,031,662
American Express Co. (Consumer Finance)		10,599	1,733,996
Apollo Global Management, Inc. (Capital Markets)	(a)	7,843	568,069
Bank of America Corp. (Banks)		49,251	2,191,177
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	3,642	1,088,958
Capital One Financial Corp. (Consumer Finance)		3,294	477,926
Citigroup, Inc. (Banks)		46,452	2,805,236
FactSet Research Systems, Inc. (Capital Markets)		1,546	751,371
First Republic Bank (Banks)		24,296	5,017,367
Goldman Sachs Group, Inc. / The (Capital Markets)		881	337,027
Huntington Bancshares, Inc. (Banks)		10,911	168,248
Intercontinental Exchange, Inc. (Capital Markets)		9,899	1,353,886
JPMorgan Chase & Co. (Banks)		5,186	821,203
Marsh & McLennan Cos., Inc. (Insurance)		27,370	4,757,453
MetLife, Inc. (Insurance)		80,531	5,032,382
Moody's Corp. (Capital Markets)		1,972	770,224
Morgan Stanley (Capital Markets)		7,168	703,611
Pinnacle Financial Partners, Inc. (Banks)		4,581	437,486
PNC Financial Services Group, Inc. / The (Banks)		3,702	742,325
Regions Financial Corp. (Banks)		59,309	1,292,936
S&P Global, Inc. (Capital Markets)		11,720	5,531,020
Stifel Financial Corp. (Capital Markets)		14,331	1,009,189
Travelers Cos., Inc. / The (Insurance)		16,192	2,532,915
Voya Financial, Inc. (Diversified Financial Svs.)		64,892	4,302,989
Western Alliance Bancorp (Banks)		7,232	778,525
Willis Towers Watson PLC (Insurance)		1,154	274,063
			48,798,192
Health Care–13.5%
Abbott Laboratories (Health Care Equip. & Supplies)		13,319	1,874,516
AbbVie, Inc. (Biotechnology)		9,842	1,332,607
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		32,774	5,232,369
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	228	149,837
Amgen, Inc. (Biotechnology)		13,816	3,108,185
Anthem, Inc. (Health Care Providers & Svs.)		5,909	2,739,058
Bristol-Myers Squibb Co. (Pharmaceuticals)		5,736	357,640

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Cigna Corp. (Health Care Providers & Svs.)		4,278	$ 982,357
CVS Health Corp. (Health Care Providers & Svs.)		18,867	1,946,320
Danaher Corp. (Life Sciences Tools & Svs.)		20,506	6,746,679
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	1,628	874,155
Eli Lilly & Co. (Pharmaceuticals)		11,169	3,085,101
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	8,260	5,438,879
Johnson & Johnson (Pharmaceuticals)		55,269	9,454,868
McKesson Corp. (Health Care Providers & Svs.)		10,537	2,619,182
Medtronic PLC (Health Care Equip. & Supplies)		6,046	625,459
Merck & Co., Inc. (Pharmaceuticals)		18,091	1,386,494
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	33	56,008
Pfizer, Inc. (Pharmaceuticals)		38,019	2,245,022
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,213	766,034
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		2,080	1,387,859
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		1,454	730,111
Zoetis, Inc. (Pharmaceuticals)		24,831	6,059,509
			59,198,249
Industrials–8.2%
Alaska Air Group, Inc. (Airlines)	(a)	16,841	877,416
AMETEK, Inc. (Electrical Equip.)		1,957	287,757
Builders FirstSource, Inc. (Building Products)	(a)	5,538	474,662
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		25,685	2,764,477
Caterpillar, Inc. (Machinery)		5,173	1,069,466
Equifax, Inc. (Professional Svs.)		5,536	1,620,885
Expeditors International of Washington, Inc. (Air Freight & Logistics)		8,294	1,113,801
Fortive Corp. (Machinery)		11,968	913,039
General Electric Co. (Industrial Conglomerates)		2,642	249,590
Honeywell International, Inc. (Industrial Conglomerates)		16,626	3,466,687
IHS Markit Ltd. (Professional Svs.)		4,270	567,568
Illinois Tool Works, Inc. (Machinery)		22,882	5,647,278
Johnson Controls International PLC (Building Products)		5,377	437,204
Landstar System, Inc. (Road & Rail)		7,666	1,372,367
Lockheed Martin Corp. (Aerospace & Defense)		3,785	1,345,227
Masco Corp. (Building Products)		19,545	1,372,450
Old Dominion Freight Line, Inc. (Road & Rail)		1,217	436,148
Otis Worldwide Corp. (Machinery)		33,139	2,885,413
Ryder System, Inc. (Road & Rail)		22,536	1,857,643
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	8,298	2,010,439
Trane Technologies PLC (Building Products)		9,159	1,850,393
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,375	3,081,138
Waste Connections, Inc. (Commercial Svs. & Supplies)		1,045	142,402
			35,843,450
Information Technology–29.6%
Adobe, Inc. (Software)	(a)	9,238	5,238,500
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	25,265	3,635,633
Apple, Inc. (Tech. Hardware, Storage & Periph.)		161,045	28,596,761
Applied Materials, Inc. (Semiconductors & Equip.)		10,884	1,712,706
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Automatic Data Processing, Inc. (IT Svs.)		16,290	$ 4,016,788
Cadence Design Systems, Inc. (Software)	(a)	2,862	533,334
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	10,484	964,738
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	85,983	4,829,665
EPAM Systems, Inc. (IT Svs.)	(a)	300	200,535
Fidelity National Information Services, Inc. (IT Svs.)		33,312	3,636,005
Global Payments, Inc. (IT Svs.)		5,475	740,110
HashiCorp, Inc. Class A (Software)	(a)	4,782	435,353
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		209,050	3,296,718
HP, Inc. (Tech. Hardware, Storage & Periph.)		3,182	119,866
Intel Corp. (Semiconductors & Equip.)		85,966	4,427,249
Intuit, Inc. (Software)		9,028	5,806,990
Juniper Networks, Inc. (Communications Equip.)		19,435	694,024
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	10,123	2,090,501
KLA Corp. (Semiconductors & Equip.)		524	225,378
Lam Research Corp. (Semiconductors & Equip.)		2,046	1,471,381
Mastercard, Inc. Class A (IT Svs.)		3,566	1,281,335
Microsoft Corp. (Software)		67,916	22,841,509
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		11,489	1,056,873
NVIDIA Corp. (Semiconductors & Equip.)		24,961	7,341,280
Okta, Inc. (IT Svs.)	(a)	542	121,500
PayPal Holdings, Inc. (IT Svs.)	(a)	5,900	1,112,622
QUALCOMM, Inc. (Semiconductors & Equip.)		8,763	1,602,490
salesforce.com, Inc. (Software)	(a)	3,943	1,002,034
ServiceNow, Inc. (Software)	(a)	6,743	4,376,949
Texas Instruments, Inc. (Semiconductors & Equip.)		9,051	1,705,842
Visa, Inc. (IT Svs.)		40,211	8,714,126
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	14,856	968,760
Workday, Inc. Class A (Software)	(a)	13,150	3,592,317
Xilinx, Inc. (Semiconductors & Equip.)		2,680	568,240
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	543	323,194
			129,281,306
Materials–2.0%
Avery Dennison Corp. (Containers & Packaging)		796	172,390
Corteva, Inc. (Chemicals)		16,116	761,964
Ecolab, Inc. (Chemicals)		22,159	5,198,280
Mosaic Co. / The (Chemicals)		12,428	488,296
Vulcan Materials Co. (Construction Materials)		9,013	1,870,919
Westrock Co. (Containers & Packaging)		10,598	470,127
			8,961,976
Real Estate–3.1%
American Homes 4 Rent Class A (Equity REIT)		6,828	297,769
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	12,985	1,409,002
Crown Castle International Corp. (Equity REIT)		1,579	329,601
CubeSmart (Equity REIT)		53,215	3,028,466
Extra Space Storage, Inc. (Equity REIT)		2,784	631,216
Life Storage, Inc. (Equity REIT)		9,838	1,506,985
Prologis, Inc. (Equity REIT)		36,845	6,203,224
			13,406,263
Utilities–2.2%
CMS Energy Corp. (Multi-Utilities)		1,701	110,650
Consolidated Edison, Inc. (Multi-Utilities)		32,422	2,766,245
DTE Energy Co. (Multi-Utilities)		25,779	3,081,621

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Utilities (continued)
NextEra Energy, Inc. (Electric Utilities)		14,113	$ 1,317,590
OGE Energy Corp. (Electric Utilities)		56,186	2,156,419
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	7,603	212,276
			9,644,801
Total Common Stocks (Cost $360,810,120)			$436,523,045

Money Market Funds–1.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	5,951,399	$ 5,951,994
Total Money Market Funds (Cost $5,951,994)			$ 5,951,994
Total Investments – 101.2% (Cost $366,762,114)	(c)		$442,475,039
Liabilities in Excess of Other Assets – (1.2)%	(d)		(5,220,664)
Net Assets – 100.0%			$437,254,375

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $310,500 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	27	March 18, 2022	$6,347,046	$6,423,975	$76,929	$(22,047)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Small Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.
Performance as of December 31, 2021
Average Annual returns
One year	4.05%
Five years	16.66%
Ten years	13.65%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 4.05% versus 2.83% for its benchmark, the Russell 2000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Broad based strength throughout the year led to the Portfolio’s outperformance, which was driven by fundamental and sentiment measures, whereas performance from macro thematic related insights was mixed, but additive in aggregate.
Fundamental measures drove gains during the year. Stability related quality insights with a preference for lower-risk securities performed well amid rising volatility. Other insights evaluating companies across earnings yield also supported gains, through an underweight to pharmaceuticals names. Additionally, more traditional metrics designed to identify attractively priced growth companies performed well amid the value style rallies witnessed during the year. Measures that evaluate research expenditures across price, as well as other traditional measures were top contributors. However, performance from environmental, social, and governance (“ESG”) related measures was mixed. While some human capital relates measures performed well, other environmental transition related insights ran in opposition to the value style rally witnessed at the beginning of the year, and the subsequent run up in commodities prices.
Trend-based sentiment stock selection insights also supported positive performance, benefitting from increased corporate visibility in 2021. Specifically, text analyses of broker reports and company executive commentaries, used to capture both short-term results and long-term fundamentals, contributed to positive stock selection. Other faster moving alternative data insights, such as measures that evaluate online search trends, were able to correctly position the Portfolio around the changeable market backdrop. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace.
Finally, performance from macro thematic insights was mixed. Measures designed to capture business to business invoicing performed well, notably through an overweight to Industrials. However, insights tracking job hiring trends and labor costs proved wrong footed, detracting from gains. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the period, however, sector allocation decisions significantly contributed to relative returns. A slight underweight position to Health Care names and an overweight to Energy stocks benefitted relative performance. Security selection also had a meaningful impact on relative outperformance. Security selection was strongest in Industrials and Health Care, while selection in Communication Services and Energy were key detractors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Builders FirstSource, Inc., a manufacturer of buildings materials, was a top contributor to relative performance amid both successful strategic acquisitions, as well as the housing market boom. An overweight to semiconductor company Silicon Laboratories Inc. was also a top contributor, as the company benefitted from successful earnings beats, as well as a sale of its infrastructure and automotive segment.
In contrast, an underweight to trucking company Saia, Inc. was a key detractor from relative performance, as the stock price benefitted from a collaboration to accelerate the implementation of its heavy-duty electric transportation trucks. Further hindering results was an overweight stance in communications platform Bandwidth, Inc. Class A, as the stock price slid amid broader pressures on cloud-based communications companies. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contributed 46 basis points to absolute return. The Portfolio participated in 25 IPOs during the period, which contributed 46 basis points to total return in aggregate. Individually, each had a fairly minor impact on the Portfolio’s return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	97.7
Rights (4)	0.0
Money Market Funds and Other Net Assets	2.3
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Lattice Semiconductor Corp.	1.9
2.	EastGroup Properties, Inc.	1.5
3.	Silicon Laboratories, Inc.	1.5
4.	Marcus & Millichap, Inc.	1.3
5.	EMCOR Group, Inc.	1.2
6.	Builders FirstSource, Inc.	1.2
7.	Omnicell, Inc.	1.1
8.	Power Integrations, Inc.	1.1
9.	Werner Enterprises, Inc.	1.1
10.	SiteOne Landscape Supply, Inc.	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):
% of Net Assets
Health Care	24.2
Information Technology	23.2
Industrials	16.0
Consumer Discretionary	15.2
Financials	5.4
Real Estate	3.6
Consumer Staples	2.8
Materials	2.4
Communication Services	2.2
Energy	2.1
Utilities	0.6
97.7

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–97.7%		Shares	Value
Communication Services–2.2%
AMC Networks, Inc. Class A (Media)	(a)	3,760	$ 129,494
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	12,048	864,564
Cardlytics, Inc. (Media)	(a)	6,221	411,146
Cargurus, Inc. (Interactive Media & Svs.)	(a)	3,519	118,379
Cinemark Holdings, Inc. (Entertainment)	(a)	25,116	404,870
Eventbrite, Inc. Class A (Interactive Media & Svs.)	(a)	9,898	172,621
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	3,933	61,591
fuboTV, Inc. (Interactive Media & Svs.)	(a)	22,799	353,840
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	8,567	378,319
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	23,988	990,465
Magnite, Inc. (Media)	(a)	9,751	170,642
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	145,942
Yelp, Inc. (Interactive Media & Svs.)	(a)	3,270	118,505
			4,320,378
Consumer Discretionary–15.2%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a)	18,265	426,853
2U, Inc. (Diversified Consumer Svs.)	(a)	27,237	546,647
Academy Sports & Outdoors, Inc. (Specialty Retail)	(a)	3,878	170,244
Accel Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	32,387	421,679
American Eagle Outfitters, Inc. (Specialty Retail)		42,127	1,066,656
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	4,503	777,803
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	20,049	420,628
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	5,371	660,902
Brinker International, Inc. (Hotels, Restaurants & Leisure)	(a)	1,793	65,606
Camping World Holdings, Inc. Class A (Specialty Retail)		7,162	289,345
Casper Sleep, Inc. (Household Durables)	(a)	10,911	72,885
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)	(a)	14,168	554,677
Conn's, Inc. (Specialty Retail)	(a)	9,612	226,074
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	5,890	755,216
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5,214	200,218
Designer Brands, Inc. Class A (Specialty Retail)	(a)	7,040	100,038
Fisker, Inc. (Automobiles)	(a)	26,048	409,735
Fox Factory Holding Corp. (Auto Components)	(a)	5,638	959,024
GoPro, Inc. Class A (Household Durables)	(a)	57,623	594,093
Green Brick Partners, Inc. (Household Durables)	(a)	5,358	162,508
Hibbett, Inc. (Specialty Retail)		3,424	246,288
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	22,169	1,155,227
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	7,202	115,952
International Game Technology PLC (Hotels, Restaurants & Leisure)		62,718	1,813,177
iRobot Corp. (Household Durables)	(a)	12,968	854,332
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		3,782	193,827
LCI Industries (Auto Components)		7,138	1,112,600
LGI Homes, Inc. (Household Durables)	(a)	7,093	1,095,727
M.D.C. Holdings, Inc. (Household Durables)		28,402	1,585,684
Malibu Boats, Inc. Class A (Leisure Products)	(a)	7,654	526,059
MarineMax, Inc. (Specialty Retail)	(a)	9,986	589,573
Meritage Homes Corp. (Household Durables)	(a)	2,043	249,369
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
National Vision Holdings, Inc. (Specialty Retail)	(a)	17,181	$ 824,516
Overstock.com, Inc. (Internet & Direct Marketing Retail)	(a)	15,353	905,981
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		9,805	1,308,673
Patrick Industries, Inc. (Auto Components)		4,654	375,531
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	25,373	294,581
Rent-A-Center, Inc. (Specialty Retail)		5,403	259,560
Revolve Group, Inc. (Internet & Direct Marketing Retail)	(a)	2,477	138,811
Rush Street Interactive, Inc. (Hotels, Restaurants & Leisure)	(a)	10,070	166,155
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	12,882	929,565
Shutterstock, Inc. (Internet & Direct Marketing Retail)		5,226	579,459
Signet Jewelers Ltd. (Specialty Retail)		8,525	741,931
Sleep Number Corp. (Specialty Retail)	(a)	2,639	202,147
Sonic Automotive, Inc. Class A (Specialty Retail)		11,479	567,637
Sonos, Inc. (Household Durables)	(a)	36,453	1,086,299
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		7,155	332,493
Stitch Fix, Inc. Class A (Internet & Direct Marketing Retail)	(a)	14,615	276,516
Sweetgreen, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,346	43,072
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		2,330	208,022
Universal Electronics, Inc. (Household Durables)	(a)	2,066	84,190
Urban Outfitters, Inc. (Specialty Retail)	(a)	27,956	820,788
Wingstop, Inc. (Hotels, Restaurants & Leisure)		4,987	861,754
Winnebago Industries, Inc. (Automobiles)		1,872	140,250
XPEL, Inc. (Auto Components)	(a)	4,704	321,189
			29,887,766
Consumer Staples–2.8%
Andersons, Inc. / The (Food & Staples Retailing)		16,464	637,321
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	11,016	737,742
Central Garden & Pet Co. Class A (Household Products)	(a)	9,778	467,877
Hostess Brands, Inc. (Food Products)	(a)	17,404	355,390
Medifast, Inc. (Personal Products)		4,730	990,604
Mission Produce, Inc. (Food Products)	(a)	5,482	86,067
Nu Skin Enterprises, Inc. Class A (Personal Products)		2,007	101,855
Performance Food Group Co. (Food & Staples Retailing)	(a)	32,012	1,469,031
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	8,203	243,465
Vital Farms, Inc. (Food Products)	(a)	20,905	377,544
			5,466,896
Energy–2.1%
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	22,917	401,047
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	4,778	225,761
Centennial Resource Development, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	23,038	137,767
ChampionX Corp. (Energy Equip. & Svs.)	(a)	26,966	544,983
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		3,137	202,399

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Energy (continued)
Clean Energy Fuels Corp. (Oil, Gas & Consumable Fuels)	(a)	18,647	$ 114,306
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)	(a)	12,341	184,992
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		29,781	150,394
Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	(a)	33,186	114,824
Matador Resources Co. (Oil, Gas & Consumable Fuels)		7,420	273,946
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	23,855	269,800
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		15,180	511,566
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a)	15,350	124,335
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	47,289	84,174
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	90,988	424,004
Tellurian, Inc. (Oil, Gas & Consumable Fuels)	(a)	38,977	120,049
Vertex Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	13,558	61,418
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)	(a)	74,525	240,716
			4,186,481
Financials–5.4%
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		14,639	697,402
BankFinancial Corp. (Banks)		5,622	59,987
Cohen & Steers, Inc. (Capital Markets)		6,316	584,293
Essent Group Ltd. (Thrifts & Mortgage Finance)		9,196	418,694
Federal Agricultural Mortgage Corp. Class C (Thrifts & Mortgage Finance)		4,941	612,338
First Financial Bankshares, Inc. (Banks)		18,320	931,389
First Interstate BancSystem, Inc. Class A (Banks)		6,961	283,104
First Savings Financial Group, Inc. (Banks)		6,615	174,636
Hamilton Lane, Inc. Class A (Capital Markets)		10,874	1,126,764
Houlihan Lokey, Inc. (Capital Markets)		5,207	539,029
LendingTree, Inc. (Consumer Finance)	(a)	3,863	473,604
Moelis & Co. Class A (Capital Markets)		2,296	143,523
Open Lending Corp. Class A (Capital Markets)	(a)	3,241	72,858
PROG Holdings, Inc. (Consumer Finance)	(a)	8,761	395,209
Radian Group, Inc. (Thrifts & Mortgage Finance)		6,647	140,451
Republic First Bancorp, Inc. (Banks)	(a)	76,253	283,661
RLI Corp. (Insurance)		2,688	301,325
Selectquote, Inc. (Insurance)	(a)	8,673	78,577
Silvergate Capital Corp. Class A (Banks)	(a)	1,156	171,319
SouthState Corp. (Banks)		4,785	383,326
Stifel Financial Corp. (Capital Markets)		14,393	1,013,555
Trupanion, Inc. (Insurance)	(a)	9,944	1,312,906
Virtus Investment Partners, Inc. (Capital Markets)		568	168,753
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)		1,132	170,796
			10,537,499
Health Care–24.2%
1Life Healthcare, Inc. (Health Care Providers & Svs.)	(a)	25,769	452,761
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	12,690	296,185
Accolade, Inc. (Health Care Providers & Svs.)	(a)	5,842	153,995
Accuray, Inc. (Health Care Equip. & Supplies)	(a)	41,890	199,815
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a)	7,879	114,561
Agenus, Inc. (Biotechnology)	(a)	65,236	210,060
Alector, Inc. (Biotechnology)	(a)	11,265	232,622
Alkermes PLC (Biotechnology)	(a)	19,720	458,687
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Allogene Therapeutics, Inc. (Biotechnology)	(a)	18,877	$ 281,645
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	14,159	261,234
ALX Oncology Holdings, Inc. (Biotechnology)	(a)	1,291	27,744
Amarin Corp. PLC – ADR (Biotechnology)	(a)	17,101	57,630
Amicus Therapeutics, Inc. (Biotechnology)	(a)	34,993	404,169
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	3,054	373,596
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	31,645	737,012
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a)	4,777	225,857
Applied Molecular Transport, Inc. (Biotechnology)	(a)	2,404	33,608
Aptinyx, Inc. (Biotechnology)	(a)	28,141	75,136
Arcutis Biotherapeutics, Inc. (Biotechnology)	(a)	5,941	123,216
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	8,746	579,860
Arvinas, Inc. (Pharmaceuticals)	(a)	3,865	317,471
Atara Biotherapeutics, Inc. (Biotechnology)	(a)	26,563	418,633
Atea Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	10,328	92,332
Athenex, Inc. (Biotechnology)	(a)	11,735	15,960
Athersys, Inc. (Biotechnology)	(a)	60,257	54,388
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,974	554,432
Atrion Corp. (Health Care Equip. & Supplies)		585	412,366
Avidity Biosciences, Inc. (Biotechnology)	(a)	5,306	126,124
Avrobio, Inc. (Biotechnology)	(a)	9,661	37,195
Axonics, Inc. (Health Care Equip. & Supplies)	(a)	6,527	365,512
Beam Therapeutics, Inc. (Biotechnology)	(a)	4,803	382,751
Berkeley Lights, Inc. (Life Sciences Tools & Svs.)	(a)	19,349	351,765
Beyondspring, Inc. (Biotechnology)	(a)	8,867	40,167
BioCryst Pharmaceuticals, Inc. (Biotechnology)	(a)	15,541	215,243
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a)	18,702	57,976
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	2,576	354,999
Bionano Genomics, Inc. (Life Sciences Tools & Svs.)	(a)	24,308	72,681
Blueprint Medicines Corp. (Biotechnology)	(a)	3,977	425,976
Bridgebio Pharma, Inc. (Biotechnology)	(a)	17,777	296,520
C4 Therapeutics, Inc. (Biotechnology)	(a)	6,485	208,817
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	15,260	286,583
CareDx, Inc. (Biotechnology)	(a)	4,195	190,789
Cassava Sciences, Inc. (Pharmaceuticals)	(a)	5,788	252,936
Castlight Health, Inc. Class B (Health Care Technology)	(a)	30,696	47,272
Cerus Corp. (Health Care Equip. & Supplies)	(a)	42,400	288,744
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	17,805	556,762
Coherus Biosciences, Inc. (Biotechnology)	(a)	29,534	471,363
Collegium Pharmaceutical, Inc. (Pharmaceuticals)	(a)	15,250	284,870
Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	7,252	96,524
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	4,947	97,951
Crinetics Pharmaceuticals, Inc. (Biotechnology)	(a)	2,601	73,894
Cue Biopharma, Inc. (Biotechnology)	(a)	9,963	112,682
Cytokinetics, Inc. (Biotechnology)	(a)	3,206	146,129
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	9,562	93,421
Denali Therapeutics, Inc. (Biotechnology)	(a)	19,937	889,190
Doximity, Inc. Class A (Health Care Technology)	(a)	2,686	134,649
Dynavax Technologies Corp. (Biotechnology)	(a)	15,421	216,973
Editas Medicine, Inc. (Biotechnology)	(a)	9,873	262,128
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	3,463	258,963

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Ensign Group, Inc. / The (Health Care Providers & Svs.)		3,366	$ 282,609
Fate Therapeutics, Inc. (Biotechnology)	(a)	15,656	916,033
Foghorn Therapeutics, Inc. (Biotechnology)	(a)	8,256	188,815
Frequency Therapeutics, Inc. (Biotechnology)	(a)	11,635	59,688
Fulgent Genetics, Inc. (Health Care Providers & Svs.)	(a)	2,655	267,066
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	2,764	122,832
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	1,270	91,694
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	17,870	947,825
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	29,132	1,171,398
Hanger, Inc. (Health Care Providers & Svs.)	(a)	15,100	273,763
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a)	5,031	214,522
Harpoon Therapeutics, Inc. (Biotechnology)	(a)	9,978	75,334
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	5,215	230,712
Heron Therapeutics, Inc. (Biotechnology)	(a)	34,692	316,738
Heska Corp. (Health Care Equip. & Supplies)	(a)	3,015	550,207
Insmed, Inc. (Biotechnology)	(a)	22,842	622,216
Inspire Medical Systems, Inc. (Health Care Technology)	(a)	4,369	1,005,132
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	4,713	403,386
Intellia Therapeutics, Inc. (Biotechnology)	(a)	8,046	951,359
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	6,783	110,495
Intersect ENT, Inc. (Health Care Equip. & Supplies)	(a)	4,299	117,406
Invitae Corp. (Biotechnology)	(a)	17,449	266,446
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	37,310	435,035
Karuna Therapeutics, Inc. (Biotechnology)	(a)	607	79,517
Karyopharm Therapeutics, Inc. (Biotechnology)	(a)	49,566	318,709
Kiniksa Pharmaceuticals Ltd. Class A (Biotechnology)	(a)	17,844	210,024
Kodiak Sciences, Inc. (Biotechnology)	(a)	2,609	221,191
Kymera Therapeutics, Inc. (Biotechnology)	(a)	1,184	75,172
LeMaitre Vascular, Inc. (Health Care Equip. & Supplies)		2,251	113,068
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	9,214	1,264,437
MacroGenics, Inc. (Biotechnology)	(a)	3,552	57,010
MannKind Corp. (Biotechnology)	(a)	38,144	166,689
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,530	1,203,549
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	7,911	492,855
Mirum Pharmaceuticals, Inc. (Biotechnology)	(a)	7,949	126,787
NanoString Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	9,290	392,317
Natera, Inc. (Biotechnology)	(a)	1,715	160,164
Neogen Corp. (Health Care Equip. & Supplies)	(a)	9,757	443,065
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	20,555	701,337
Neoleukin Therapeutics, Inc. (Biotechnology)	(a)	9,004	43,399
NextCure, Inc. (Biotechnology)	(a)	8,883	53,298
Ocugen, Inc. (Biotechnology)	(a)	25,833	117,540
Omnicell, Inc. (Health Care Technology)	(a)	12,095	2,182,422
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	10,341	89,863
Ortho Clinical Diagnostics Holdings PLC (Health Care Equip. & Supplies)	(a)	24,052	514,472
Oyster Point Pharma, Inc. (Biotechnology)	(a)	9,003	164,395
Pacific Biosciences of California, Inc. (Life Sciences Tools & Svs.)	(a)	16,646	340,577
Passage Bio, Inc. (Biotechnology)	(a)	8,622	54,750
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Patterson Cos., Inc. (Health Care Providers & Svs.)		10,380	$ 304,653
Personalis, Inc. (Life Sciences Tools & Svs.)	(a)	22,434	320,133
PetIQ, Inc. (Health Care Providers & Svs.)	(a)	12,126	275,381
Phreesia, Inc. (Health Care Technology)	(a)	11,187	466,050
Poseida Therapeutics, Inc. (Biotechnology)	(a)	3,813	25,967
Precision BioSciences, Inc. (Biotechnology)	(a)	17,540	129,796
Progyny, Inc. (Health Care Providers & Svs.)	(a)	18,138	913,248
PTC Therapeutics, Inc. (Biotechnology)	(a)	13,616	542,325
Puma Biotechnology, Inc. (Biotechnology)	(a)	19,032	57,857
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	15,862	404,322
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a)	7,184	123,062
REGENXBIO, Inc. (Biotechnology)	(a)	7,468	244,204
Relay Therapeutics, Inc. (Biotechnology)	(a)	14,951	459,145
Relmada Therapeutics, Inc. (Pharmaceuticals)	(a)	5,208	117,336
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	1,218	322,575
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	8,096	132,127
REVOLUTION Medicines, Inc. (Biotechnology)	(a)	7,851	197,610
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	88,669	234,973
Rocket Pharmaceuticals, Inc. (Biotechnology)	(a)	2,755	60,142
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	18,515	138,862
Schrodinger, Inc. (Health Care Technology)	(a)	1,050	36,571
Seer, Inc. (Life Sciences Tools & Svs.)	(a)	2,905	66,263
Select Medical Holdings Corp. (Health Care Providers & Svs.)		19,186	564,068
Seres Therapeutics, Inc. (Biotechnology)	(a)	16,907	140,835
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	8,350	1,489,055
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,376	186,461
Sorrento Therapeutics, Inc. (Biotechnology)	(a)	45,196	210,161
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,570	782,441
Surgery Partners, Inc. (Health Care Providers & Svs.)	(a)	2,597	138,706
Sutro Biopharma, Inc. (Biotechnology)	(a)	13,219	196,699
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,291	119,718
Teladoc Health, Inc. (Health Care Technology)	(a)	1,340	123,039
TG Therapeutics, Inc. (Biotechnology)	(a)	15,198	288,762
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	18,256	201,729
Tivity Health, Inc. (Health Care Providers & Svs.)	(a)	4,013	106,104
Twist Bioscience Corp. (Biotechnology)	(a)	8,104	627,169
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	1,963	165,069
Veracyte, Inc. (Biotechnology)	(a)	4,258	175,430
Vericel Corp. (Biotechnology)	(a)	5,321	209,115
Viemed Healthcare, Inc. (Health Care Providers & Svs.)	(a)	11,958	62,421
Vir Biotechnology, Inc. (Biotechnology)	(a)	7,996	334,793
Vocera Communications, Inc. (Health Care Technology)	(a)	15,873	1,029,205
Y-mAbs Therapeutics, Inc. (Biotechnology)	(a)	4,746	76,933
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	1,298	109,110
Zogenix, Inc. (Pharmaceuticals)	(a)	30,976	503,360
Zynex, Inc. (Health Care Equip. & Supplies)		4,338	43,250
			47,526,077
Industrials–16.0%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)		7,712	360,613
Altra Industrial Motion Corp. (Machinery)		4,205	216,852
Ameresco, Inc. Class A (Construction & Engineering)	(a)	3,572	290,904
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		14,559	1,495,209

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Industrials (continued)
ASGN, Inc. (Professional Svs.)	(a)	3,953	$ 487,800
Astec Industries, Inc. (Machinery)		1,718	119,006
Atkore, Inc. (Electrical Equip.)	(a)	9,433	1,048,855
Bloom Energy Corp. Class A (Electrical Equip.)	(a)	26,514	581,452
Builders FirstSource, Inc. (Building Products)	(a)	28,367	2,431,336
Cimpress PLC (Commercial Svs. & Supplies)	(a)	1,170	83,784
Comfort Systems U.S.A., Inc. (Construction & Engineering)		1,618	160,085
Cornerstone Building Brands, Inc. (Building Products)	(a)	16,265	283,662
Desktop Metal, Inc. Class A (Machinery)	(a)	19,562	96,832
EMCOR Group, Inc. (Construction & Engineering)		19,205	2,446,525
Evoqua Water Technologies Corp. (Machinery)	(a)	15,414	720,605
Forrester Research, Inc. (Professional Svs.)	(a)	4,676	274,622
Franklin Covey Co. (Professional Svs.)	(a)	19,876	921,451
Franklin Electric Co., Inc. (Machinery)		20,468	1,935,454
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	9,485	799,016
Hyliion Holdings Corp. (Machinery)	(a)	21,888	135,706
Insperity, Inc. (Professional Svs.)		14,129	1,668,776
JELD-WEN Holding, Inc. (Building Products)	(a)	9,891	260,727
John Bean Technologies Corp. (Machinery)		4,082	626,832
KBR, Inc. (Professional Svs.)		1,308	62,287
Kforce, Inc. (Professional Svs.)		18,664	1,403,906
Kimball International, Inc. Class B (Commercial Svs. & Supplies)		7,995	81,789
Meritor, Inc. (Machinery)	(a)	23,112	572,715
Nikola Corp. (Machinery)	(a)	22,027	217,407
PAE, Inc. (Aerospace & Defense)	(a)	9,026	89,628
Primoris Services Corp. (Construction & Engineering)		3,504	84,026
Proto Labs, Inc. (Machinery)	(a)	3,538	181,676
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	74,584
Resideo Technologies, Inc. (Building Products)	(a)	15,226	396,333
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	8,721	2,112,924
Terex Corp. (Machinery)		3,635	159,758
Tetra Tech, Inc. (Commercial Svs. & Supplies)		12,080	2,051,184
Trex Co., Inc. (Building Products)	(a)	3,577	483,002
TriNet Group, Inc. (Professional Svs.)	(a)	7,274	692,921
UFP Industries, Inc. (Building Products)		6,725	618,767
Upwork, Inc. (Professional Svs.)	(a)	12,018	410,535
Watts Water Technologies, Inc. Class A (Machinery)		4,055	787,359
Welbilt, Inc. (Machinery)	(a)	5,308	126,171
Werner Enterprises, Inc. (Road & Rail)		45,661	2,176,203
WillScot Mobile Mini Holdings Corp. (Construction & Engineering)	(a)	26,981	1,101,904
			31,331,183
Information Technology–23.2%
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	14,340	308,884
ACI Worldwide, Inc. (Software)	(a)	22,258	772,353
Alarm.com Holdings, Inc. (Software)	(a)	7,198	610,462
Altair Engineering, Inc. Class A (Software)	(a)	15,701	1,214,001
Ambarella, Inc. (Semiconductors & Equip.)	(a)	4,999	1,014,247
Appian Corp. (Software)	(a)	6,661	434,364
Asana, Inc. Class A (Software)	(a)	11,324	844,204
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		909	96,863
BigCommerce Holdings, Inc. Series 1 (IT Svs.)	(a)	5,689	201,220
Blackline, Inc. (Software)	(a)	6,296	651,888
Box, Inc. Class A (Software)	(a)	47,417	1,241,851
Braze, Inc. Class A (Software)	(a)	50	3,858
BTRS Holdings, Inc. Class A (Software)	(a)	17,554	137,272
Calix, Inc. (Communications Equip.)	(a)	19,484	1,558,135
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
CMC Materials, Inc. (Semiconductors & Equip.)		3,548	$ 680,116
CSG Systems International, Inc. (IT Svs.)		16,069	925,896
Digital Turbine, Inc. (Software)	(a)	7,903	482,004
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	4,907	394,179
Envestnet, Inc. (Software)	(a)	4,458	353,698
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,000	646,560
Expensify, Inc. Class A (Software)	(a)	2,718	119,592
Extreme Networks, Inc. (Communications Equip.)	(a)	22,134	347,504
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,979	138,570
Gitlab, Inc. Class A (Software)	(a)	766	66,642
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a)	12,609	580,392
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,212	342,399
International Money Express, Inc. (IT Svs.)	(a)	6,445	102,862
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,978	204,053
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,118	72,805
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		9,709	587,783
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	47,344	3,648,330
LivePerson, Inc. (Software)	(a)	17,807	636,066
LiveRamp Holdings, Inc. (IT Svs.)	(a)	12,626	605,417
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	3,766	283,919
MicroStrategy, Inc. Class A (Software)	(a)	592	322,338
Mimecast Ltd. (Software)	(a)	10,182	810,182
Momentive Global, Inc. (Software)	(a)	6,437	136,142
Monday.com Ltd. (Software)	(a)	238	73,475
NETGEAR, Inc. (Communications Equip.)	(a)	6,481	189,310
Onto Innovation, Inc. (Semiconductors & Equip.)	(a)	5,607	567,597
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,078	1,125,670
PagerDuty, Inc. (Software)	(a)	48,941	1,700,700
PAR Technology Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,261	172,083
Paymentus Holdings, Inc. Class A (IT Svs.)	(a)	6,402	223,942
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		12,511	539,599
Perficient, Inc. (IT Svs.)	(a)	6,636	857,968
Ping Identity Holding Corp. (Software)	(a)	4,375	100,100
Power Integrations, Inc. (Semiconductors & Equip.)		23,454	2,178,642
Progress Software Corp. (Software)		16,369	790,132
PROS Holdings, Inc. (Software)	(a)	9,570	330,069
Rapid7, Inc. (Software)	(a)	12,332	1,451,353
Riot Blockchain, Inc. (Software)	(a)	3,030	67,660
Riskified Ltd. Class A (Software)	(a)	2,664	20,939
Sailpoint Technologies Holdings, Inc. (Software)	(a)	12,284	593,808
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	13,954	2,880,385
Sprout Social, Inc. Class A (Software)	(a)	11,039	1,001,127
SPS Commerce, Inc. (Software)	(a)	4,067	578,937
SunPower Corp. (Semiconductors & Equip.)	(a)	8,593	179,336
Super Micro Computer, Inc. (Tech. Hardware, Storage & Periph.)	(a)	3,396	149,254
Synaptics, Inc. (Semiconductors & Equip.)	(a)	5,708	1,652,523
Tenable Holdings, Inc. (Software)	(a)	21,452	1,181,362
TTEC Holdings, Inc. (IT Svs.)		1,694	153,392
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a)	9,684	555,474
Varonis Systems, Inc. (Software)	(a)	40,399	1,970,663
Verra Mobility Corp. (IT Svs.)	(a)	10,734	165,626

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Workiva, Inc. (Software)	(a)	13,341	$ 1,740,867
Yext, Inc. (Software)	(a)	70,778	702,118
			45,471,162
Materials–2.4%
Avient Corp. (Chemicals)		16,838	942,086
Constellium SE (Metals & Mining)	(a)	46,038	824,541
H.B. Fuller Co. (Chemicals)		10,731	869,211
Hawkins, Inc. (Chemicals)		2,602	102,649
Livent Corp. (Chemicals)	(a)	10,587	258,111
Materion Corp. (Metals & Mining)		1,825	167,790
MP Materials Corp. (Metals & Mining)	(a)	3,850	174,867
Novagold Resources, Inc. (Metals & Mining)	(a)	65,935	452,314
Schnitzer Steel Industries, Inc. Class A (Metals & Mining)		14,601	758,084
Venator Materials PLC (Chemicals)	(a)	55,792	141,712
			4,691,365
Real Estate–3.6%
Braemar Hotels & Resorts, Inc. (Equity REIT)	(a)	51,696	263,649
Broadstone Net Lease, Inc. (Equity REIT)		2	50
EastGroup Properties, Inc. (Equity REIT)		13,288	3,027,671
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)	(a)	48,244	2,482,636
National Storage Affiliates Trust (Equity REIT)		8,120	561,904
RE Class A (Real Estate Mgmt. & Development)		6,977	212,729
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	16,000	268,960
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	4,977	191,067
			7,008,666
Common Stocks (Continued)		Shares	Value
Utilities–0.6%
Brookfield Infrastructure Corp. Class A (Gas Utilities)		3,051	$ 208,261
Clearway Energy, Inc. Class A (Ind. Power & Renewable Elec.)		5,330	178,449
South Jersey Industries, Inc. (Gas Utilities)		3,370	88,024
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	29,418	821,351
			1,296,085
Total Common Stocks (Cost $177,503,403)			$191,723,558

Rights –0.0%	Quantity	Value
Health Care–0.0%
Alder BioPharmaceuticals, Inc. CVR (Pharmaceuticals)	14,631	$ 12,875
Flexion Therapeutics, Inc. CVR (Biotechnology)	6,185	3,835
Prevail Therapeutics, Inc. CVR (Biotechnology)	2,231	1,115
Total Rights (Cost $17,826)		$ 17,825

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	2,843,419	$ 2,843,703
Total Money Market Funds (Cost $2,843,703)			$ 2,843,703
Total Investments – 99.2% (Cost $180,364,932)	(c)		$194,585,086
Other Assets in Excess of Liabilities – 0.8%	(d)		1,644,157
Net Assets – 100.0%			$196,229,243

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CVR:	Contingent Value Right

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $162,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	27	March 18, 2022	$2,973,828	$3,027,780	$53,952	$(5,535)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities included in the S& P MidCap 400® Index.
Performance as of December 31, 2021
Average Annual returns
One year	24.18%
Five years	12.56%
Ten years	12.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.42% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 24.18% versus 24.76% for its benchmark, the S&P MidCap 400® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the period that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Industrials, Financials, and Consumer Discretionary were the top three sector contributors to benchmark and Portfolio returns. Communication Services was the only sector that had a negative return for both the Portfolio and the benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weightings are managed to mimic the constituent weightings utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Stocks contributing the most to Portfolio and benchmark returns included Signature Bank, Builders FirstSource, Inc., and Avis Budget Group, Inc. Stocks that significantly lagged during the period included Sunrun, Inc., The Boston Beer Co., Inc. Class A, and Amedisys, Inc. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P MidCap 400 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures contributed 23 basis points to absolute return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	100.2
Money Market Funds Less Net Liabilities	(0.2)
100.0
Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Molina Healthcare, Inc.	0.7
2.	Camden Property Trust	0.7
3.	Builders FirstSource, Inc.	0.7
4.	Trex Co., Inc.	0.6
5.	Masimo Corp.	0.6
6.	Medical Properties Trust, Inc.	0.6
7.	Nordson Corp.	0.6
8.	Cognex Corp.	0.6
9.	Graco, Inc.	0.6
10.	Repligen Corp.	0.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Industrials	18.8
Consumer Discretionary	15.5
Information Technology	14.6
Financials	13.7
Real Estate	10.4
Health Care	9.9
Materials	6.6
Consumer Staples	3.5
Utilities	3.4
Energy	2.1
Communication Services	1.7
100.2

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–100.2%		Shares	Value
Communication Services–1.7%
Cable One, Inc. (Media)		882	$ 1,555,363
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	23,517	971,017
John Wiley & Sons, Inc. Class A (Media)		7,718	442,010
New York Times Co. / The Class A (Media)		29,717	1,435,331
TEGNA, Inc. (Media)		39,360	730,522
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	17,571	478,985
World Wrestling Entertainment, Inc. Class A (Entertainment)		7,988	394,128
Yelp, Inc. (Interactive Media & Svs.)	(a)	12,201	442,164
Ziff Davis, Inc. (Interactive Media & Svs.)	(a)	8,577	950,846
			7,400,366
Consumer Discretionary–15.5%
Adient PLC (Auto Components)	(a)	16,761	802,517
American Eagle Outfitters, Inc. (Specialty Retail)		27,295	691,109
AutoNation, Inc. (Specialty Retail)	(a)	7,112	831,037
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	14,584	956,273
Brunswick Corp. (Leisure Products)		13,711	1,381,109
Callaway Golf Co. (Leisure Products)	(a)	20,825	571,438
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	26,761	1,737,057
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		7,521	761,276
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5,834	910,046
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		6,121	1,474,549
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		6,134	597,697
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		4,183	538,101
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	10,465	1,341,822
Dana, Inc. (Auto Components)		25,638	585,059
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	4,882	1,788,325
Dick's Sporting Goods, Inc. (Specialty Retail)		11,542	1,327,215
Five Below, Inc. (Specialty Retail)	(a)	9,964	2,061,452
Foot Locker, Inc. (Specialty Retail)		16,070	701,134
Fox Factory Holding Corp. (Auto Components)	(a)	7,488	1,273,709
GameStop Corp. Class A (Specialty Retail)	(a)	11,018	1,634,961
Gentex Corp. (Auto Components)		42,065	1,465,965
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	49,976	1,065,488
Graham Holdings Co. Class B (Diversified Consumer Svs.)		705	444,030
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	7,126	610,770
H&R Block, Inc. (Diversified Consumer Svs.)		31,251	736,274
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		62,120	1,038,646
Harley-Davidson, Inc. (Automobiles)		27,370	1,031,575
Helen of Troy Ltd. (Household Durables)	(a)	4,291	1,049,021
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		3,883	339,685
KB Home (Household Durables)		15,248	682,043
Kohl's Corp. (Multiline Retail)		26,784	1,322,862
Lear Corp. (Auto Components)		10,604	1,940,002
Leggett & Platt, Inc. (Household Durables)		23,725	976,521
Lithia Motors, Inc. (Specialty Retail)		5,386	1,599,373
Macy's, Inc. (Multiline Retail)		55,088	1,442,204
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		7,575	1,280,024
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Mattel, Inc. (Leisure Products)	(a)	62,304	$ 1,343,274
Murphy U.S.A., Inc. (Specialty Retail)		4,196	836,011
Nordstrom, Inc. (Multiline Retail)	(a)	19,716	445,976
Ollie's Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	10,748	550,190
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		5,755	768,120
Polaris, Inc. (Leisure Products)		10,145	1,115,037
RH (Specialty Retail)	(a)	3,085	1,653,375
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	17,164	1,147,070
Service Corp. International (Diversified Consumer Svs.)		29,331	2,082,208
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	13,753	585,603
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	23,998	1,041,513
Taylor Morrison Home Corp. (Household Durables)	(a)	21,864	764,365
Tempur Sealy International, Inc. (Household Durables)		34,234	1,610,025
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		12,385	1,105,733
Thor Industries, Inc. (Automobiles)		9,877	1,024,936
Toll Brothers, Inc. (Household Durables)		20,349	1,473,064
TopBuild Corp. (Household Durables)	(a)	5,855	1,615,453
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		15,350	848,395
Tri Pointe Homes, Inc. (Household Durables)	(a)	19,735	550,409
Urban Outfitters, Inc. (Specialty Retail)	(a)	11,645	341,897
Victoria's Secret & Co. (Specialty Retail)	(a)	12,885	715,633
Visteon Corp. (Auto Components)	(a)	4,974	552,810
Wendy's Co. / The (Hotels, Restaurants & Leisure)		31,386	748,556
Williams-Sonoma, Inc. (Specialty Retail)		13,226	2,236,913
Wingstop, Inc. (Hotels, Restaurants & Leisure)		5,304	916,531
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		16,568	1,485,321
YETI Holdings, Inc. (Leisure Products)	(a)	15,587	1,291,071
			67,839,858
Consumer Staples–3.5%
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	24,288	1,626,567
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	1,670	843,517
Casey's General Stores, Inc. (Food & Staples Retailing)		6,602	1,302,905
Coty, Inc. Class A (Personal Products)	(a)	59,673	626,566
Darling Ingredients, Inc. (Food Products)	(a)	28,776	1,993,889
Energizer Holdings, Inc. (Household Products)		11,146	446,955
Flowers Foods, Inc. (Food Products)		35,336	970,680
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a)	15,489	438,029
Hain Celestial Group, Inc. / The (Food Products)	(a)	16,524	704,088
Ingredion, Inc. (Food Products)		11,833	1,143,541
Lancaster Colony Corp. (Food Products)		3,522	583,243
Nu Skin Enterprises, Inc. Class A (Personal Products)		8,846	448,935
Performance Food Group Co. (Food & Staples Retailing)	(a)	27,454	1,259,864
Pilgrim's Pride Corp. (Food Products)	(a)	8,747	246,665
Post Holdings, Inc. (Food Products)	(a)	10,411	1,173,632

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Sanderson Farms, Inc. (Food Products)		3,772	$ 720,754
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	19,906	590,810
			15,120,640
Energy–2.1%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		57,695	558,488
ChampionX Corp. (Energy Equip. & Svs.)	(a)	35,944	726,428
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	37,513	515,804
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)		17,204	825,448
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	53,778	1,172,898
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		72,317	747,758
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		26,593	871,719
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		25,831	674,447
NOV, Inc. (Energy Equip. & Svs.)		69,499	941,711
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		40,717	2,127,056
			9,161,757
Financials–13.7%
Affiliated Managers Group, Inc. (Capital Markets)		7,230	1,189,407
Alleghany Corp. (Insurance)	(a)	2,436	1,626,249
American Financial Group, Inc. (Insurance)		11,760	1,614,883
Associated Banc-Corp. (Banks)		26,688	602,882
Bank of Hawaii Corp. (Banks)		7,198	602,905
Bank OZK (Banks)		21,503	1,000,535
Brighthouse Financial, Inc. (Insurance)	(a)	14,203	735,715
Cadence Bank (Banks)		34,857	1,038,390
Cathay General Bancorp (Banks)		13,715	589,608
CIT Group, Inc. (Banks)		17,640	905,638
CNO Financial Group, Inc. (Insurance)		21,898	522,048
Commerce Bancshares, Inc. (Banks)		19,740	1,356,928
Cullen / Frost Bankers, Inc. (Banks)		10,085	1,271,416
East West Bancorp, Inc. (Banks)		25,238	1,985,726
Essent Group Ltd. (Thrifts & Mortgage Finance)		19,651	894,710
Evercore, Inc. Class A (Capital Markets)		6,939	942,663
Federated Hermes, Inc. (Capital Markets)		17,229	647,466
First American Financial Corp. (Insurance)		19,515	1,526,658
First Financial Bankshares, Inc. (Banks)		22,803	1,159,305
First Horizon Corp. (Banks)		96,184	1,570,685
FirstCash Holdings, Inc. (Consumer Finance)		7,179	537,061
FNB Corp. (Banks)		56,770	688,620
Fulton Financial Corp. (Banks)		28,570	485,690
Glacier Bancorp, Inc. (Banks)		19,293	1,093,913
Hancock Whitney Corp. (Banks)		15,454	773,009
Hanover Insurance Group, Inc. / The (Insurance)		6,329	829,479
Home BancShares, Inc. (Banks)		26,820	653,067
Interactive Brokers Group, Inc. Class A (Capital Markets)		15,539	1,234,107
International Bancshares Corp. (Banks)		9,424	399,483
Janus Henderson Group PLC (Capital Markets)		30,338	1,272,376
Jefferies Financial Group, Inc. (Capital Markets)		34,935	1,355,478
Kemper Corp. (Insurance)		10,638	625,408
Kinsale Capital Group, Inc. (Insurance)		3,815	907,550
Mercury General Corp. (Insurance)		4,766	252,884
MGIC Investment Corp. (Thrifts & Mortgage Finance)		57,934	835,408
Navient Corp. (Consumer Finance)		28,661	608,186
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		82,733	1,010,170
Common Stocks (Continued)		Shares	Value
Financials (continued)
Old Republic International Corp. (Insurance)		50,757	$ 1,247,607
PacWest Bancorp (Banks)		20,859	942,201
Pinnacle Financial Partners, Inc. (Banks)		13,541	1,293,166
Primerica, Inc. (Insurance)		7,022	1,076,262
PROG Holdings, Inc. (Consumer Finance)	(a)	10,043	453,040
Prosperity Bancshares, Inc. (Banks)		16,394	1,185,286
Reinsurance Group of America, Inc. (Insurance)		12,024	1,316,508
RenaissanceRe Holdings Ltd. (Insurance)		8,184	1,385,797
RLI Corp. (Insurance)		7,081	793,780
SEI Investments Co. (Capital Markets)		18,847	1,148,536
Selective Insurance Group, Inc. (Insurance)		10,694	876,266
SLM Corp. (Consumer Finance)		52,160	1,025,987
Sterling Bancorp (Banks)		34,300	884,597
Stifel Financial Corp. (Capital Markets)		18,516	1,303,897
Synovus Financial Corp. (Banks)		25,884	1,239,067
Texas Capital Bancshares, Inc. (Banks)	(a)	8,989	541,587
UMB Financial Corp. (Banks)		7,658	812,590
Umpqua Holdings Corp. (Banks)		38,515	741,029
United Bankshares, Inc. (Banks)		24,263	880,262
Unum Group (Insurance)		36,377	893,783
Valley National Bancorp (Banks)		72,394	995,418
Voya Financial, Inc. (Diversified Financial Svs.)		19,740	1,308,959
Washington Federal, Inc. (Thrifts & Mortgage Finance)		11,530	384,871
Webster Financial Corp. (Banks)		16,119	900,085
Wintrust Financial Corp. (Banks)		10,142	921,096
			59,897,383
Health Care–9.9%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	15,999	971,139
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	5,800	938,904
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	18,542	1,229,335
Bruker Corp. (Life Sciences Tools & Svs.)		18,068	1,516,086
Chemed Corp. (Health Care Providers & Svs.)		2,738	1,448,512
Encompass Health Corp. (Health Care Providers & Svs.)		17,699	1,155,037
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	28,703	1,293,357
Exelixis, Inc. (Biotechnology)	(a)	56,271	1,028,634
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	14,060	1,015,132
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	9,067	480,914
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	25,038	1,006,778
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	14,856	657,229
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,552	843,032
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	12,957	867,989
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	10,933	1,392,864
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	5,635	773,291
LivaNova PLC (Health Care Equip. & Supplies)	(a)	9,468	827,787
Masimo Corp. (Health Care Equip. & Supplies)	(a)	9,035	2,645,267
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,113	1,112,793
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	10,386	3,303,579
Neogen Corp. (Health Care Equip. & Supplies)	(a)	19,122	868,330
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	16,870	1,436,818
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	9,180	481,766
Option Care Health, Inc. (Health Care Providers & Svs.)	(a)	24,638	700,705
Patterson Cos., Inc. (Health Care Providers & Svs.)		15,357	450,728
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	6,245	1,794,313

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Perrigo Co. PLC (Pharmaceuticals)		23,795	$ 925,625
Progyny, Inc. (Health Care Providers & Svs.)	(a)	12,385	623,585
Quidel Corp. (Health Care Equip. & Supplies)	(a)	6,745	910,508
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	23,684	603,705
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	9,144	2,421,697
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,466	772,946
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	18,439	1,893,317
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	11,299	1,700,725
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	19,052	1,556,358
United Therapeutics Corp. (Biotechnology)	(a)	8,009	1,730,585
			43,379,370
Industrials–18.8%
Acuity Brands, Inc. (Electrical Equip.)		6,211	1,314,993
AECOM (Construction & Engineering)		25,621	1,981,784
AGCO Corp. (Machinery)		10,914	1,266,242
ASGN, Inc. (Professional Svs.)	(a)	9,266	1,143,424
Avis Budget Group, Inc. (Road & Rail)	(a)	7,127	1,477,926
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	11,680	1,833,760
Brink's Co. / The (Commercial Svs. & Supplies)		8,734	572,688
Builders FirstSource, Inc. (Building Products)	(a)	34,055	2,918,854
CACI International, Inc. Class A (Professional Svs.)	(a)	4,148	1,116,683
Carlisle Cos., Inc. (Building Products)		9,297	2,306,772
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	8,905	888,452
Colfax Corp. (Machinery)	(a)	23,950	1,100,981
Crane Co. (Machinery)		8,879	903,261
Curtiss-Wright Corp. (Aerospace & Defense)		6,980	967,917
Donaldson Co., Inc. (Machinery)		21,980	1,302,535
Dycom Industries, Inc. (Construction & Engineering)	(a)	5,353	501,897
EMCOR Group, Inc. (Construction & Engineering)		9,493	1,209,313
EnerSys (Electrical Equip.)		7,456	589,471
Flowserve Corp. (Machinery)		23,181	709,339
Fluor Corp. (Construction & Engineering)	(a)	25,146	622,866
FTI Consulting, Inc. (Professional Svs.)	(a)	6,098	935,555
GATX Corp. (Trading Companies & Distributors)		6,316	658,064
Graco, Inc. (Machinery)		30,222	2,436,498
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	17,534	1,592,613
Hexcel Corp. (Aerospace & Defense)	(a)	14,928	773,270
Hubbell, Inc. (Electrical Equip.)		9,676	2,015,221
IAA, Inc. (Commercial Svs. & Supplies)	(a)	23,985	1,214,121
Insperity, Inc. (Professional Svs.)		6,369	752,243
ITT, Inc. (Machinery)		15,223	1,555,638
JetBlue Airways Corp. (Airlines)	(a)	56,604	806,041
KBR, Inc. (Professional Svs.)		24,948	1,188,024
Kennametal, Inc. (Machinery)		14,855	533,443
Kirby Corp. (Marine)	(a)	10,691	635,259
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		29,511	1,798,400
Landstar System, Inc. (Road & Rail)		6,776	1,213,040
Lennox International, Inc. (Building Products)		5,986	1,941,619
Lincoln Electric Holdings, Inc. (Machinery)		10,500	1,464,435
ManpowerGroup, Inc. (Professional Svs.)		9,648	939,040
MasTec, Inc. (Construction & Engineering)	(a)	10,177	939,134
Mercury Systems, Inc. (Aerospace & Defense)	(a)	10,064	554,124
Middleby Corp. / The (Machinery)	(a)	9,892	1,946,350
MillerKnoll, Inc. (Commercial Svs. & Supplies)		13,452	527,184
MSA Safety, Inc. (Commercial Svs. & Supplies)		6,486	979,127
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		8,330	700,220
Nordson Corp. (Machinery)		9,610	2,453,145
Common Stocks (Continued)		Shares	Value
Industrials (continued)
nVent Electric PLC (Electrical Equip.)		29,924	$ 1,137,112
Oshkosh Corp. (Machinery)		12,208	1,375,964
Owens Corning (Building Products)		17,873	1,617,506
Regal Rexnord Corp. (Electrical Equip.)		12,051	2,050,839
Ryder System, Inc. (Road & Rail)		9,551	787,289
Saia, Inc. (Road & Rail)	(a)	4,684	1,578,649
Simpson Manufacturing Co., Inc. (Building Products)		7,727	1,074,594
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	16,342	974,637
Sunrun, Inc. (Electrical Equip.)	(a)	36,818	1,262,857
Terex Corp. (Machinery)		12,399	544,936
Tetra Tech, Inc. (Commercial Svs. & Supplies)		9,617	1,632,967
Timken Co. / The (Machinery)		12,281	850,950
Toro Co. / The (Machinery)		18,929	1,891,196
Trex Co., Inc. (Building Products)	(a)	20,472	2,764,334
Trinity Industries, Inc. (Machinery)		14,534	438,927
Univar Solutions, Inc. (Trading Companies & Distributors)	(a)	30,411	862,152
Valmont Industries, Inc. (Construction & Engineering)		3,775	945,638
Vicor Corp. (Electrical Equip.)	(a)	3,805	483,159
Watsco, Inc. (Trading Companies & Distributors)		5,873	1,837,544
Werner Enterprises, Inc. (Road & Rail)		10,828	516,062
Woodward, Inc. (Machinery)		11,213	1,227,375
XPO Logistics, Inc. (Road & Rail)	(a)	17,545	1,358,509
			82,494,162
Information Technology–14.6%
ACI Worldwide, Inc. (Software)	(a)	20,915	725,750
Alliance Data Systems Corp. (IT Svs.)		8,851	589,211
Amkor Technology, Inc. (Semiconductors & Equip.)		17,759	440,246
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,383	1,662,665
Aspen Technology, Inc. (Software)	(a)	11,901	1,811,332
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		17,661	728,163
Azenta, Inc. (Semiconductors & Equip.)		13,222	1,363,320
Belden, Inc. (Electronic Equip., Instr. & Comp.)		7,971	523,934
Blackbaud, Inc. (Software)	(a)	7,371	582,162
CDK Global, Inc. (Software)		21,048	878,543
Cerence, Inc. (Software)	(a)	6,749	517,243
Ciena Corp. (Communications Equip.)	(a)	27,555	2,120,908
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	10,162	935,107
CMC Materials, Inc. (Semiconductors & Equip.)		5,056	969,185
Cognex Corp. (Electronic Equip., Instr. & Comp.)		31,444	2,445,085
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,363	1,162,914
CommVault Systems, Inc. (Software)	(a)	8,096	557,976
Concentrix Corp. (IT Svs.)		7,630	1,362,871
Digital Turbine, Inc. (Software)	(a)	15,638	953,762
Envestnet, Inc. (Software)	(a)	9,719	771,105
Fair Isaac Corp. (Software)	(a)	4,865	2,109,805
First Solar, Inc. (Semiconductors & Equip.)	(a)	17,586	1,532,796
Genpact Ltd. (IT Svs.)		30,768	1,633,165
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	18,878	1,289,934
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		25,491	1,793,292
Kyndryl Holdings, Inc. (IT Svs.)	(a)	31,846	576,413
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	24,351	1,876,488
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		4,381	1,378,613
LiveRamp Holdings, Inc. (IT Svs.)	(a)	12,103	580,339
Lumentum Holdings, Inc. (Communications Equip.)	(a)	12,859	1,360,096
Manhattan Associates, Inc. (Software)	(a)	11,254	1,749,884
Maximus, Inc. (IT Svs.)		10,936	871,271
Mimecast Ltd. (Software)	(a)	10,982	873,838

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
MKS Instruments, Inc. (Semiconductors & Equip.)		9,863	$ 1,717,839
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		23,459	1,024,455
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	23,478	943,816
Paylocity Holding Corp. (Software)	(a)	7,046	1,663,983
Power Integrations, Inc. (Semiconductors & Equip.)		10,730	996,710
Qualys, Inc. (Software)	(a)	5,939	814,950
Sabre Corp. (IT Svs.)	(a)	57,407	493,126
Sailpoint Technologies Holdings, Inc. (Software)	(a)	16,591	802,009
Science Applications International Corp. (IT Svs.)		10,240	855,962
Semtech Corp. (Semiconductors & Equip.)	(a)	11,452	1,018,426
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	7,147	1,475,284
SiTime Corp. (Semiconductors & Equip.)	(a)	2,665	779,619
SunPower Corp. (Semiconductors & Equip.)	(a)	14,885	310,650
Synaptics, Inc. (Semiconductors & Equip.)	(a)	6,983	2,021,648
TD SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		7,342	839,631
Teradata Corp. (Software)	(a)	19,296	819,501
Universal Display Corp. (Semiconductors & Equip.)		7,711	1,272,546
Viasat, Inc. (Communications Equip.)	(a)	13,054	581,425
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		23,555	515,148
Vontier Corp. (Electronic Equip., Instr. & Comp.)		30,067	923,959
Western Union Co. / The (IT Svs.)		71,506	1,275,667
WEX, Inc. (IT Svs.)	(a)	7,972	1,119,189
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	20,610	2,303,580
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		24,420	552,869
			63,849,408
Materials–6.6%
Alcoa Corp. (Metals & Mining)		33,271	1,982,286
AptarGroup, Inc. (Containers & Packaging)		11,705	1,433,628
Ashland Global Holdings, Inc. (Chemicals)		10,046	1,081,552
Avient Corp. (Chemicals)		16,276	910,642
Cabot Corp. (Chemicals)		10,078	566,384
Chemours Co. / The (Chemicals)		28,988	972,837
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	80,922	1,761,672
Commercial Metals Co. (Metals & Mining)		21,435	777,876
Compass Minerals International, Inc. (Metals & Mining)		6,102	311,690
Eagle Materials, Inc. (Construction Materials)		7,232	1,203,839
Greif, Inc. Class A (Containers & Packaging)		4,760	287,361
Ingevity Corp. (Chemicals)	(a)	6,975	500,108
Louisiana-Pacific Corp. (Paper & Forest Products)		15,647	1,225,942
Minerals Technologies, Inc. (Chemicals)		5,898	431,439
NewMarket Corp. (Chemicals)		1,224	419,489
Olin Corp. (Chemicals)		25,510	1,467,335
Reliance Steel & Aluminum Co. (Metals & Mining)		11,136	1,806,482
Royal Gold, Inc. (Metals & Mining)		11,667	1,227,485
RPM International, Inc. (Chemicals)		23,068	2,329,868
Scotts Miracle-Gro Co. / The (Chemicals)		7,245	1,166,445
Sensient Technologies Corp. (Chemicals)		7,477	748,149
Silgan Holdings, Inc. (Containers & Packaging)		14,922	639,259
Sonoco Products Co. (Containers & Packaging)		17,483	1,012,091
Steel Dynamics, Inc. (Metals & Mining)		33,516	2,080,338
Common Stocks (Continued)		Shares	Value
Materials (continued)
United States Steel Corp. (Metals & Mining)		48,053	$ 1,144,142
Valvoline, Inc. (Chemicals)		32,146	1,198,724
Worthington Industries, Inc. (Metals & Mining)		5,792	316,591
			29,003,654
Real Estate–10.4%
American Campus Communities, Inc. (Equity REIT)		24,751	1,417,985
Apartment Income REIT Corp. (Equity REIT)		27,918	1,526,277
Brixmor Property Group, Inc. (Equity REIT)		52,831	1,342,436
Camden Property Trust (Equity REIT)		18,171	3,246,794
Corporate Office Properties Trust (Equity REIT)		19,959	558,253
Cousins Properties, Inc. (Equity REIT)		26,449	1,065,366
CyrusOne, Inc. (Equity REIT)		22,570	2,024,980
Douglas Emmett, Inc. (Equity REIT)		31,215	1,045,702
EastGroup Properties, Inc. (Equity REIT)		7,234	1,648,267
EPR Properties (Equity REIT)		13,305	631,854
First Industrial Realty Trust, Inc. (Equity REIT)		23,163	1,533,391
Healthcare Realty Trust, Inc. (Equity REIT)		26,258	830,803
Highwoods Properties, Inc. (Equity REIT)		18,579	828,438
Hudson Pacific Properties, Inc. (Equity REIT)		27,132	670,432
JBG SMITH Properties (Equity REIT)		20,247	581,291
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	8,975	2,417,326
Kilroy Realty Corp. (Equity REIT)		18,642	1,238,947
Kite Realty Group Trust (Equity REIT)		38,965	848,658
Lamar Advertising Co. Class A (Equity REIT)		15,440	1,872,872
Life Storage, Inc. (Equity REIT)		14,584	2,233,977
Macerich Co. / The (Equity REIT)		37,897	654,860
Medical Properties Trust, Inc. (Equity REIT)		106,052	2,506,009
National Retail Properties, Inc. (Equity REIT)		31,235	1,501,466
National Storage Affiliates Trust (Equity REIT)		14,571	1,008,313
Omega Healthcare Investors, Inc. (Equity REIT)		42,512	1,257,930
Park Hotels & Resorts, Inc. (Equity REIT)	(a)	42,085	794,565
Pebblebrook Hotel Trust (Equity REIT)		23,327	521,825
Physicians Realty Trust (Equity REIT)		39,214	738,400
PotlatchDeltic Corp. (Equity REIT)		11,938	718,906
PS Business Parks, Inc. (Equity REIT)		3,578	658,960
Rayonier, Inc. (Equity REIT)		25,461	1,027,606
Rexford Industrial Realty, Inc. (Equity REIT)		26,934	2,184,617
Sabra Health Care REIT, Inc. (Equity REIT)		40,620	549,995
SL Green Realty Corp. (Equity REIT)		11,875	851,438
Spirit Realty Capital, Inc. (Equity REIT)		21,936	1,057,096
STORE Capital Corp. (Equity REIT)		43,649	1,501,526
Urban Edge Properties (Equity REIT)		19,470	369,930
			45,467,491
Utilities–3.4%
ALLETE, Inc. (Electric Utilities)		9,347	620,174
Black Hills Corp. (Multi-Utilities)		11,359	801,605
Essential Utilities, Inc. (Water Utilities)		40,891	2,195,438
Hawaiian Electric Industries, Inc. (Electric Utilities)		19,448	807,092
IDACORP, Inc. (Electric Utilities)		8,984	1,017,977
MDU Resources Group, Inc. (Multi-Utilities)		36,166	1,115,359
National Fuel Gas Co. (Gas Utilities)		16,214	1,036,723
New Jersey Resources Corp. (Gas Utilities)		17,162	704,672
NorthWestern Corp. (Multi-Utilities)		9,349	534,389
OGE Energy Corp. (Electric Utilities)		35,595	1,366,136
ONE Gas, Inc. (Gas Utilities)		9,537	739,976
PNM Resources, Inc. (Electric Utilities)		15,263	696,145
Southwest Gas Holdings, Inc. (Gas Utilities)		10,744	752,617
Spire, Inc. (Gas Utilities)		9,187	599,176
UGI Corp. (Gas Utilities)		37,179	1,706,888
			14,694,367
Total Common Stocks (Cost $320,144,128)			$438,308,456

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2021
Money Market Funds–0.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	3,578,161	$ 3,578,519
State Street Institutional U.S. Government Money Market Fund, 0.025%	(b)	13,500	13,500
Total Money Market Funds (Cost $3,592,019)			$ 3,592,019
Total Investments – 101.0% (Cost $323,736,147)	(c)		$441,900,475
Liabilities in Excess of Other Assets – (1.0)%	(d)		(4,347,638)
Net Assets – 100.0%			$437,552,837

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $189,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	14	March 18, 2022	$3,934,845	$3,972,780	$37,935	$1,540
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.
Performance as of December 31, 2021
Average Annual returns
One year	26.69%
Five years	21.04%
Ten years	17.72%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.79% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 26.69% versus 27.60% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Despite positive performance throughout most of the year, negative results in the third quarter led to the Portfolio’s relative underperformance. Positive performance was driven by sentiment measures, whereas fundamental insights struggled, driven by weakness across environmental, social, and governance (“ESG”) measures.
Trend-based sentiment stock selection insights drove gains, benefitting from increased corporate visibility in 2021. Specifically, text analyses of broker reports and company executive commentaries, used to capture both short-term results and long-term fundamentals, contributed to positive stock selection. Other faster moving, alternative data insights that evaluate online search trends were able to correctly position the Portfolio around the changeable market backdrop. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Elsewhere, capturing sentiment from bond markets benefitted gains, given rate volatility. Conversely, measures that look toward informed investor positioning and avoiding highly shorted stocks detracted, as style volatility overwhelmed consensual positions.
Performance from fundamental measures was mixed and detracted from performance. Stability related quality insights with a preference for lower-risk securities performed well amid rising volatility. Other insights evaluating companies across earnings yield also supported gains through an overweight to software names. However, despite benefitting from the value style rally early in the year, more traditional metrics designed to identify attractively priced growth companies struggled in aggregate amid changing market style preference. Measures that evaluate research expenditures across price were top detractors. Additionally, performance from ESG related measures was mixed. A measure which looks at each company’s tax policy was a top detractor. This measure penalizes companies that pay lower levels of taxes versus peers, typically growth-oriented technology companies, and favors those with higher relative levels, typically blue chip companies. The signal struggled amid the sharp market style preference shifts. Other human capital related insights evaluating employee satisfaction and diversity also detracted from performance. However, productivity related insights evaluating input use efficiency, as well as signals designed to capture investor flows into preferred ESG positions, benefitted performance.
Finally, performance from macro thematic insights was mixed. Measures designed to capture hiring trends performed well. However, measures that take a negative stance towards the positions of competitors that focus on generic style leanings struggled amid the style factor strength observed during the year. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. However, sector allocation decisions detracted from to relative returns. A slight overweight to Energy was a key detractor. Notably, however, security selection had a more meaningful and positive impact on relative performance. Security selection in Consumer Staples, Industrials, and Consumer Discretionary were key contributors, whereas security selection in Communication Services was a detractor. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in chip equipment supplier Applied Materials, Inc. was a top contributor to relative performance, as it benefitted from broader semiconductor industry performance. Intuit Inc., a financial software company, was another top contributor to relative performance. Intuit is the parent company of TurboTax, QuickBooks, and Credit Karma. The stock benefitted from the rapid pace of new small business creation.
In contrast, an overweight to game developer Zynga, Inc. Class A was a key detractor from relative performance, as the stock price faced pressure amid people spending less time gaming due to the broader reopening trend, as well as increased competition in the virtual reality space. Further hindering results was an overweight stance in Vertex Pharmaceuticals, Inc, which declined amid broader biotechnology industry pressures. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contributed 42 basis points to absolute return. The Portfolio participated in 5 IPOs that added 8 basis points to the Portfolio’s absolute return in aggregate, led by a 5 basis point contribution from Rivian Automotive, Inc. Class A. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	98.8
Money Market Funds Less Net Liabilities	1.2
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	9.9
2.	Microsoft Corp.	8.8
3.	Amazon.com, Inc.	5.9
4.	Tesla, Inc.	3.3
5.	NVIDIA Corp.	3.0
6.	Meta Platforms, Inc. Class A	2.9
7.	Alphabet, Inc. Class C	2.9
8.	Visa, Inc.	2.8
9.	Adobe, Inc.	2.1
10.	Alphabet, Inc. Class A	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	45.9
Consumer Discretionary	17.1
Communication Services	11.6
Health Care	9.0
Industrials	6.1
Consumer Staples	3.4
Financials	2.8
Real Estate	1.6
Materials	0.8
Energy	0.5
Utilities	0.0
98.8

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–98.8%		Shares	Value
Communication Services–11.6%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	560	$ 1,622,342
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	820	2,372,744
Altice U.S.A., Inc. Class A (Media)	(a)	10,802	174,776
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	216	518,234
Comcast Corp. Class A (Media)		8,087	407,019
Fox Corp. Class A (Media)		5,437	200,625
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	7,142	2,402,212
Nexstar Media Group, Inc. Class A (Media)		656	99,043
Omnicom Group, Inc. (Media)		1,797	131,666
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	301	10,941
Roku, Inc. (Entertainment)	(a)	1,157	264,027
Sirius XM Holdings, Inc. (Media)		25,476	161,773
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	356	16,743
Spotify Technology SA (Entertainment)	(a)	1,410	329,982
Twitter, Inc. (Interactive Media & Svs.)	(a)	4,511	194,965
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	24	757
Verizon Communications, Inc. (Diversified Telecom. Svs.)		359	18,654
Walt Disney Co. / The (Entertainment)	(a)	1,066	165,113
ZoomInfo Technologies, Inc. (Interactive Media & Svs.)	(a)	2,902	186,308
Zynga, Inc. Class A (Entertainment)	(a)	26,533	169,811
			9,447,735
Consumer Discretionary–17.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,442	4,808,118
American Eagle Outfitters, Inc. (Specialty Retail)		2,104	53,273
BorgWarner, Inc. (Auto Components)		5,492	247,525
D.R. Horton, Inc. (Household Durables)		4,687	508,305
Dick's Sporting Goods, Inc. (Specialty Retail)		469	53,930
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	682	149,317
Foot Locker, Inc. (Specialty Retail)		1,177	51,353
H&R Block, Inc. (Diversified Consumer Svs.)		11,070	260,809
Home Depot, Inc. / The (Specialty Retail)		2,993	1,242,125
Lithia Motors, Inc. (Specialty Retail)		195	57,905
Lowe's Cos., Inc. (Specialty Retail)		3,068	793,017
McDonald's Corp. (Hotels, Restaurants & Leisure)		1,194	320,076
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		57	9,500
Nordstrom, Inc. (Multiline Retail)	(a)	8,965	202,788
Overstock.com, Inc. (Internet & Direct Marketing Retail)	(a)	208	12,274
Peloton Interactive, Inc. Class A (Leisure Products)	(a)	533	19,060
Penske Automotive Group, Inc. (Specialty Retail)		1,461	156,648
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,831	217,633
Rivian Automotive, Inc. Class A (Automobiles)	(a)	1,461	151,491
Service Corp. International (Diversified Consumer Svs.)		2,219	157,527
Target Corp. (Multiline Retail)		4,418	1,022,502
Tesla, Inc. (Automobiles)	(a)	2,528	2,671,540
Tractor Supply Co. (Specialty Retail)		973	232,158
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		5,093	281,490
Ulta Beauty, Inc. (Specialty Retail)	(a)	201	82,880
Victoria's Secret & Co. (Specialty Retail)	(a)	187	10,386
Whirlpool Corp. (Household Durables)		573	134,460
			13,908,090
Common Stocks (Continued)		Shares	Value
Consumer Staples–3.4%
Brown-Forman Corp. Class B (Beverages)		1,044	$ 76,066
Coca-Cola Europacific Partners PLC (Beverages)		4,411	246,707
Colgate-Palmolive Co. (Household Products)		1,689	144,139
Costco Wholesale Corp. (Food & Staples Retailing)		1,294	734,604
Estee Lauder Cos., Inc. / The Class A (Personal Products)		3,339	1,236,098
Keurig Dr Pepper, Inc. (Beverages)		9,208	339,407
			2,777,021
Energy–0.5%
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3,075	273,152
Schlumberger N.V. (Energy Equip. & Svs.)		3,807	114,020
			387,172
Financials–2.8%
American Express Co. (Consumer Finance)		1,124	183,886
Aon PLC Class A (Insurance)		56	16,831
Apollo Global Management, Inc. (Capital Markets)	(a)	1,179	85,395
Marsh & McLennan Cos., Inc. (Insurance)		3,063	532,411
Moody's Corp. (Capital Markets)		40	15,623
MSCI, Inc. (Capital Markets)		24	14,705
S&P Global, Inc. (Capital Markets)		2,494	1,176,993
Stifel Financial Corp. (Capital Markets)		330	23,239
Upstart Holdings, Inc. (Consumer Finance)	(a)	54	8,170
Voya Financial, Inc. (Diversified Financial Svs.)		3,164	209,805
			2,267,058
Health Care–9.0%
Abbott Laboratories (Health Care Equip. & Supplies)		186	26,178
AbbVie, Inc. (Biotechnology)		1,225	165,865
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		7,302	1,165,764
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	298	195,840
Amgen, Inc. (Biotechnology)		1,431	321,932
Bruker Corp. (Life Sciences Tools & Svs.)		2,215	185,861
Danaher Corp. (Life Sciences Tools & Svs.)		1,454	478,381
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	764	410,230
Eli Lilly & Co. (Pharmaceuticals)		2,087	576,471
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,864	1,227,369
Insulet Corp. (Health Care Equip. & Supplies)	(a)	519	138,090
McKesson Corp. (Health Care Providers & Svs.)		1,745	433,755
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	122	207,060
Moderna, Inc. (Biotechnology)	(a)	355	90,163
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	23	7,316
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	26	16,419
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		687	322,210
Zoetis, Inc. (Pharmaceuticals)		5,618	1,370,960
			7,339,864
Industrials–6.1%
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	125	19,625
Builders FirstSource, Inc. (Building Products)	(a)	105	9,000
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,827	411,900
Caterpillar, Inc. (Machinery)		368	76,080
Delta Air Lines, Inc. (Airlines)	(a)	2,164	84,569
Equifax, Inc. (Professional Svs.)		1,282	375,357

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Expeditors International of Washington, Inc. (Air Freight & Logistics)		1,371	$ 184,112
Fortive Corp. (Machinery)		500	38,145
Honeywell International, Inc. (Industrial Conglomerates)		40	8,340
Illinois Tool Works, Inc. (Machinery)		5,079	1,253,497
Landstar System, Inc. (Road & Rail)		2,106	377,016
Lyft, Inc. Class A (Road & Rail)	(a)	509	21,750
Masco Corp. (Building Products)		3,182	223,440
Old Dominion Freight Line, Inc. (Road & Rail)		1,009	361,605
Otis Worldwide Corp. (Machinery)		266	23,161
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	2,322	562,574
Trane Technologies PLC (Building Products)		478	96,570
United Parcel Service, Inc. Class B (Air Freight & Logistics)		3,256	697,891
Waste Connections, Inc. (Commercial Svs. & Supplies)		911	124,142
			4,948,774
Information Technology–45.9%
Accenture PLC Class A (IT Svs.)		558	231,319
Adobe, Inc. (Software)	(a)	3,089	1,751,648
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	7,986	1,149,185
Apple, Inc. (Tech. Hardware, Storage & Periph.)		45,204	8,026,874
Applied Materials, Inc. (Semiconductors & Equip.)		4,147	652,572
Atlassian Corp. PLC Class A (Software)	(a)	393	149,847
Autodesk, Inc. (Software)	(a)	63	17,715
Automatic Data Processing, Inc. (IT Svs.)		2,914	718,534
Broadridge Financial Solutions, Inc. (IT Svs.)		336	61,428
Cadence Design Systems, Inc. (Software)	(a)	3,755	699,744
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	1,614	148,520
Cloudflare, Inc. Class A (IT Svs.)	(a)	811	106,647
Crowdstrike Holdings, Inc. Class A (Software)	(a)	1,239	253,685
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	18,430	1,035,213
EPAM Systems, Inc. (IT Svs.)	(a)	534	356,952
Fidelity National Information Services, Inc. (IT Svs.)		3,048	332,689
Gartner, Inc. (IT Svs.)	(a)	145	48,476
HashiCorp, Inc. Class A (Software)	(a)	1,108	100,872
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		940	14,824
HP, Inc. (Tech. Hardware, Storage & Periph.)		3,364	126,722
HubSpot, Inc. (Software)	(a)	367	241,908
Intel Corp. (Semiconductors & Equip.)		5,897	303,695
Intuit, Inc. (Software)		2,433	1,564,954
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,309	476,832
KLA Corp. (Semiconductors & Equip.)		638	274,410
Lam Research Corp. (Semiconductors & Equip.)		545	391,937
Manhattan Associates, Inc. (Software)	(a)	461	71,681
Marqeta, Inc. Class A (IT Svs.)	(a)	1,572	26,991
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Mastercard, Inc. Class A (IT Svs.)		2,412	$ 866,680
Microsoft Corp. (Software)		21,214	7,134,692
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		2,233	205,414
NVIDIA Corp. (Semiconductors & Equip.)		8,424	2,477,583
Okta, Inc. (IT Svs.)	(a)	1,320	295,904
Paycom Software, Inc. (Software)	(a)	37	15,362
Paylocity Holding Corp. (Software)	(a)	60	14,170
PayPal Holdings, Inc. (IT Svs.)	(a)	4,215	794,865
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a)	4,949	161,090
QUALCOMM, Inc. (Semiconductors & Equip.)		2,536	463,758
Rapid7, Inc. (Software)	(a)	782	92,034
salesforce.com, Inc. (Software)	(a)	627	159,340
ServiceNow, Inc. (Software)	(a)	1,662	1,078,821
Snowflake, Inc. Class A (IT Svs.)	(a)	52	17,615
Texas Instruments, Inc. (Semiconductors & Equip.)		1,144	215,610
Visa, Inc. (IT Svs.)		10,381	2,249,667
VMware, Inc. Class A (Software)		706	81,811
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	556	36,257
Workday, Inc. Class A (Software)	(a)	4,174	1,140,253
Xilinx, Inc. (Semiconductors & Equip.)		838	177,681
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	629	374,381
			37,388,862
Materials–0.8%
Ecolab, Inc. (Chemicals)		2,201	516,333
Vulcan Materials Co. (Construction Materials)		628	130,360
			646,693
Real Estate–1.6%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	833	90,389
CubeSmart (Equity REIT)		8,468	481,914
Extra Space Storage, Inc. (Equity REIT)		141	31,969
Prologis, Inc. (Equity REIT)		3,936	662,665
Zillow Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	201	12,506
			1,279,443
Utilities–0.0%
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	1,958	54,667
Total Common Stocks (Cost $64,846,919)			$80,445,379

Money Market Funds–1.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	1,157,618	$ 1,157,734
Total Money Market Funds (Cost $1,157,734)			$ 1,157,734
Total Investments – 100.2% (Cost $66,004,653)	(c)		$81,603,113
Liabilities in Excess of Other Assets – (0.2)%	(d)		(142,936)
Net Assets – 100.0%			$81,460,177

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $51,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Open Futures Contracts	December 31, 2021

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	3	March 18, 2022	$969,729	$979,245	$9,516	$(6,570)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)
Objective/Strategy
The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).
Performance as of December 31, 2021
Average Annual returns
One year	15.04%
Five years	15.47%
Since inception (5/1/14)	11.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Advisers
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 15.04% versus 28.71% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index/ 45% ICE BofAML U.S. Broad Market Index, returned 14.30% for the period.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio’s underperformance relative to its primary benchmark was due mainly to the Portfolio’s allocation to fixed income instruments in a period when equities posted much stronger positive returns. The Portfolio ended the year with approximately 40% allocated to fixed income, 60% to equities, and a small portion in cash. The asset allocation may vary based on market conditions, and positioning reflects the portfolio managers’ belief that equities offered greater risk-adjusted opportunities versus fixed income during the year.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The equity sleeve of the Portfolio’s Balanced Component slightly underperformed the primary benchmark. Sector positioning was the main driver to underperformance, specifically underweights to Energy, Financials, and Real Estate. Stock selection helped offset some of the underperformance from sector positioning, led by selection within the Communication Services, Health Care, and Materials sectors.
The fixed income sleeve of the Portfolio’s Balanced Component outperformed the ICE BofAML U.S. Broad Market Index, the fixed income sleeve of the secondary benchmark, but significantly underperformed the equity-related primary benchmark. Against the ICE BofAML U.S. Broad Market Index, an overweight to investment grade and high yield corporates, commercial mortgage backed securities (“CMBS”), as well as exposures to U.S. Government Agency Mortgage-Backed Securities and inflation-linked securities were contributors. Underweights to U.S. Treasuries and mortgage pass-throughs were also additive. Exposure to collateralized mortgage obligations, an underweight to municipals, and overweights to emerging market sovereigns and emerging market corporates detracted. Industry allocation, specifically overweight positions in capital goods, communications, consumer cyclicals, consumer non-cyclicals, energy and finance contributed.
Fixed income security selection across sectors was broadly positive, most notably in emerging market corporates and sovereigns, investment grade and high yield corporates, CMBS, asset backed securities (“ABS”) and agency mortgage backed securities (“MBS”). Industry allocation, specifically overweight positions in capital goods, communications, consumer cyclicals, consumer non-cyclicals, energy and finance, contributed. Security selection within banking, capital goods, consumer non-cyclicals, and energy also contributed. (1)
Q.  How did the Risk Management Component impact the Portfolio’s performance during the period?
A.  The Portfolio’s Risk Management Component is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility as compared to a benchmark. The Portfolio’s return was 0.6% higher than the Balanced Component alone. However, the Risk Management Component did not enhance the risk-adjusted return because the annualized volatility of the aggregate Portfolio was also higher than the same measure for the Balanced Component.
The Risk Management Component’s outperformance against the Balanced Component was largely attributable to the average higher equity exposure, as the equity markets rose significantly during the period. These gains were offset by losses in the long Treasury futures positions, as interest rates rose during the year. The Risk Management Component’s options positions contributed, as they provided net long exposure to the equity markets, which increased during the year. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  In the equity sleeve, an overweight to Alphabet, Inc. Class C and Fortinet, Inc. were the leading contributors, while overweight positions to Visa, Inc., Chegg, Inc. and Vertex Pharmaceuticals, Inc. were the largest detractors from performance.
Selections in corporate bonds, including Devon Energy Corp., Sysco Corp., and General Electric Co. were contributors to Portfolio returns, while Huarong Finance 2017 Co. Ltd. and Oracle Corp. were the main detractors. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?
A.  The Portfolio did not participate in any IPOs during the year. The Risk Management Component contributed a gain of 2.7% to the absolute return of the aggregate Portfolio during the period, primarily due to the use of derivative instruments. Performance was largely attributable to

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)
gains on option positions and equity index futures that provided additional equity exposure as the equity markets rose. These gains were partially offset by losses on long Treasury futures positions, as interest rates rose during the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	49.3
Corporate Bonds (4)	13.9
U.S. Treasury Obligations	9.7
Purchased Options	7.9
Asset-Backed / Mortgage-Backed Securities (4)	7.8
Exchange Traded Funds	2.8
U.S. Government Agency Mortgage-Backed Securities	1.8
Preferred Securities (4)	0.8
Sovereign Issues	0.7
Taxable Municipal Bonds	0.1
Money Market Funds and Other Net Assets	5.2
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	4.2
2.	Alphabet, Inc. Class C	3.5
3.	SPDR S&P 500 ETF Trust	2.8
4.	Amazon.com, Inc.	2.1
5.	Meta Platforms, Inc. Class A	1.9
6.	UnitedHealth Group, Inc.	1.8
7.	U.S. Treasury Note 0.500%, 03/31/2025	1.7
8.	Visa, Inc.	1.7
9.	U.S. Treasury Note 1.750%, 08/15/2041	1.6
10.	Home Depot, Inc. / The	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):
% of Net Assets
Information Technology	18.6
Financials	13.7
Health Care	9.1
Consumer Discretionary	8.5
Communication Services	8.0
Consumer Staples	4.5
Industrials	3.8
Utilities	2.2
Energy	1.4
Materials	1.2
Real Estate	0.8
71.8

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–49.3%		Shares	Value
Communication Services–6.4%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	5,343	$ 15,460,451
Comcast Corp. Class A (Media)		16,447	827,777
Electronic Arts, Inc. (Entertainment)		9,112	1,201,873
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	24,725	8,316,254
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	7,046	256,122
Take-Two Interactive Software, Inc. (Entertainment)	(a)	6,665	1,184,504
Verizon Communications, Inc. (Diversified Telecom. Svs.)		24,157	1,255,198
			28,502,179
Consumer Discretionary–6.5%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,860	9,536,212
AutoZone, Inc. (Specialty Retail)	(a)	1,474	3,090,079
Burlington Stores, Inc. (Specialty Retail)	(a)	3,806	1,109,487
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		4,460	451,441
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	2,378	871,085
Dollar General Corp. (Multiline Retail)		1,436	338,652
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,940	1,094,800
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,102	898,092
Garmin Ltd. (Household Durables)		3,480	473,872
Home Depot, Inc. / The (Specialty Retail)		14,020	5,818,440
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		18,299	3,049,894
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,734	1,930,833
Ross Stores, Inc. (Specialty Retail)		3,470	396,552
			29,059,439
Consumer Staples–3.2%
Altria Group, Inc. (Tobacco)		10,300	488,117
Coca-Cola Co. / The (Beverages)		20,278	1,200,660
Colgate-Palmolive Co. (Household Products)		4,720	402,805
Costco Wholesale Corp. (Food & Staples Retailing)		7,004	3,976,171
Koninklijke Ahold Delhaize N.V. – ADR (Food & Staples Retailing)		26,270	903,688
Monster Beverage Corp. (Beverages)	(a)	27,122	2,604,797
Philip Morris International, Inc. (Tobacco)		14,600	1,387,000
Procter & Gamble Co. / The (Household Products)		10,638	1,740,164
Walmart, Inc. (Food & Staples Retailing)		12,322	1,782,870
			14,486,272
Energy–0.2%
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		21,137	916,289
Financials–2.6%
CME Group, Inc. (Capital Markets)		5,267	1,203,299
Everest Re Group Ltd. (Insurance)		3,200	876,544
Houlihan Lokey, Inc. (Capital Markets)		11,000	1,138,720
Intercontinental Exchange, Inc. (Capital Markets)		10,389	1,420,904
JPMorgan Chase & Co. (Banks)		11,025	1,745,809
MarketAxess Holdings, Inc. (Capital Markets)		651	267,737
Marsh & McLennan Cos., Inc. (Insurance)		4,150	721,353
Progressive Corp. / The (Insurance)		13,205	1,355,493
S&P Global, Inc. (Capital Markets)		3,981	1,878,753
T. Rowe Price Group, Inc. (Capital Markets)		2,346	461,317
U.S. Bancorp (Banks)		8,711	489,297
			11,559,226
Health Care–8.4%
AbbVie, Inc. (Biotechnology)		10,000	1,354,000
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,687	605,920
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,545	2,329,703
Anthem, Inc. (Health Care Providers & Svs.)		2,532	1,173,683
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	18,659	2,417,273
Eli Lilly & Co. (Pharmaceuticals)		3,871	1,069,248
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,430	1,600,058
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	1,640	623,922
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	9,966	3,580,784
Johnson & Johnson (Pharmaceuticals)		4,570	781,790
Medtronic PLC (Health Care Equip. & Supplies)		3,961	409,765
Merck & Co., Inc. (Pharmaceuticals)		21,564	1,652,665
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	300	509,163
Roche Holding AG – ADR (Pharmaceuticals)		26,000	1,343,940

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,920	$ 1,281,101
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		15,794	7,930,799
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	3,330	850,748
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	15,276	3,354,609
Zoetis, Inc. (Pharmaceuticals)		20,062	4,895,730
			37,764,901
Industrials–2.5%
Allegion PLC (Building Products)		9,770	1,293,939
AMETEK, Inc. (Electrical Equip.)		5,170	760,197
Copart, Inc. (Commercial Svs. & Supplies)	(a)	13,246	2,008,358
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,390	489,169
IDEX Corp. (Machinery)		3,050	720,776
Northrop Grumman Corp. (Aerospace & Defense)		4,010	1,552,151
Oshkosh Corp. (Machinery)		4,620	520,720
Regal Rexnord Corp. (Electrical Equip.)		2,810	478,206
RELX PLC – ADR (Professional Svs.)		17,130	558,609
Roper Technologies, Inc. (Industrial Conglomerates)		4,116	2,024,496
Trex Co., Inc. (Building Products)	(a)	5,403	729,567
			11,136,188
Information Technology–17.5%
Adobe, Inc. (Software)	(a)	7,897	4,478,073
Amdocs Ltd. (IT Svs.)		6,410	479,724
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		12,618	1,103,570
Analog Devices, Inc. (Semiconductors & Equip.)		5,500	966,735
Apple, Inc. (Tech. Hardware, Storage & Periph.)		22,927	4,071,147
Arista Networks, Inc. (Communications Equip.)	(a)	14,516	2,086,675
ASML Holding N.V. (Semiconductors & Equip.)		1,770	1,409,168
Automatic Data Processing, Inc. (IT Svs.)		3,293	811,988
Booz Allen Hamilton Holding Corp. (IT Svs.)		12,770	1,082,768
Broadcom, Inc. (Semiconductors & Equip.)		2,430	1,616,946
CDW Corp. (Electronic Equip., Instr. & Comp.)		5,824	1,192,639
Citrix Systems, Inc. (Software)		5,668	536,136
Cognex Corp. (Electronic Equip., Instr. & Comp.)		7,400	575,424
Entegris, Inc. (Semiconductors & Equip.)		381	52,799
EPAM Systems, Inc. (IT Svs.)	(a)	2,247	1,502,007
Fidelity National Information Services, Inc. (IT Svs.)		9,225	1,006,909
Fortinet, Inc. (Software)	(a)	4,233	1,521,340
Genpact Ltd. (IT Svs.)		19,490	1,034,529
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,676	977,067
KLA Corp. (Semiconductors & Equip.)		2,298	988,393
Mastercard, Inc. Class A (IT Svs.)		2,638	947,886
Microsoft Corp. (Software)		56,489	18,998,380
Motorola Solutions, Inc. (Communications Equip.)		4,070	1,105,819
NortonLifeLock, Inc. (Software)		52,310	1,359,014
NVIDIA Corp. (Semiconductors & Equip.)		11,124	3,271,680
Oracle Corp. (Software)		25,565	2,229,524
Paychex, Inc. (IT Svs.)		17,771	2,425,741
PayPal Holdings, Inc. (IT Svs.)	(a)	12,550	2,366,679
PTC, Inc. (Software)	(a)	5,639	683,165
QUALCOMM, Inc. (Semiconductors & Equip.)		27,365	5,004,238
ServiceNow, Inc. (Software)	(a)	850	551,744
Texas Instruments, Inc. (Semiconductors & Equip.)		5,544	1,044,878
Tyler Technologies, Inc. (Software)	(a)	1,120	602,504
Visa, Inc. (IT Svs.)		35,126	7,612,155
Xilinx, Inc. (Semiconductors & Equip.)		10,955	2,322,789
			78,020,233
Materials–0.5%
Sherwin-Williams Co. / The (Chemicals)		6,560	2,310,169
Real Estate–0.3%
American Campus Communities, Inc. (Equity REIT)		6,030	345,459
Sun Communities, Inc. (Equity REIT)		3,970	833,581
			1,179,040
Utilities–1.2%
Alliant Energy Corp. (Electric Utilities)		19,482	1,197,559
Ameren Corp. (Multi-Utilities)		14,421	1,283,613

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Common Stocks (Continued)	Shares	Value
Utilities (continued)
American Electric Power Co., Inc. (Electric Utilities)	12,980	$ 1,154,831
Dominion Energy, Inc. (Multi-Utilities)	6,070	476,859
NextEra Energy, Inc. (Electric Utilities)	12,640	1,180,070
		5,292,932
Total Common Stocks (Cost $138,354,114)		$220,226,868

Corporate Bonds–13.9%		Rate	Maturity	Face Amount	Value
Communication Services–1.6%
AT&T, Inc. (Diversified Telecom. Svs.)		4.300%	12/15/2042	$ 118,000	$ 133,221
AT&T, Inc. (Diversified Telecom. Svs.)		3.500%	09/15/2053	130,000	131,156
AT&T, Inc. (Diversified Telecom. Svs.)		3.550%	09/15/2055	123,000	123,446
AT&T, Inc. (Diversified Telecom. Svs.)		3.800%	12/01/2057	208,000	216,541
AT&T, Inc. (Diversified Telecom. Svs.)		3.650%	09/15/2059	33,000	33,326
Baidu, Inc. (Interactive Media & Svs.)		1.625%	02/23/2027	477,000	464,079
Cable One, Inc. (Media)	(b)	4.000%	11/15/2030	129,000	126,420
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	08/15/2030	59,000	60,368
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	06/01/2033	209,000	213,228
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.050%	03/30/2029	519,000	594,153
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		2.800%	04/01/2031	502,000	496,725
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	62,000	84,666
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.375%	05/01/2047	49,000	58,487
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.800%	03/01/2050	265,000	296,703
Comcast Corp. (Media)		3.300%	04/01/2027	218,000	234,312
Comcast Corp. (Media)		3.750%	04/01/2040	87,000	97,399
Comcast Corp. (Media)	(b)	2.887%	11/01/2051	156,000	151,006
Discovery Communications LLC (Media)		5.200%	09/20/2047	75,000	92,968
Discovery Communications LLC (Media)		5.300%	05/15/2049	35,000	43,821
Discovery Communications LLC (Media)		4.650%	05/15/2050	27,000	31,674
DISH DBS Corp. (Media)	(b)	5.250%	12/01/2026	223,000	226,520
DISH DBS Corp. (Media)	(b)	5.750%	12/01/2028	158,000	159,580
Fox Corp. (Media)		5.576%	01/25/2049	178,000	242,952
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	3.875%	11/15/2029	309,000	314,408
Lumen Technologies, Inc. (Diversified Telecom. Svs.)		5.800%	03/15/2022	102,000	102,765
Netflix, Inc. (Entertainment)		5.875%	11/15/2028	310,000	372,775
Sirius XM Radio, Inc. (Media)	(b)	4.000%	07/15/2028	223,000	224,247
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	1.810%	01/26/2026	201,000	200,704
Tencent Holdings Ltd. (Interactive Media & Svs.)		2.390%	06/03/2030	200,000	195,950
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	3.240%	06/03/2050	201,000	189,540
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	04/15/2026	70,000	70,350
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	02/15/2029	46,000	45,310
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.375%	04/15/2029	28,000	28,530
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	226,000	247,188
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.875%	02/15/2031	143,000	141,227
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.375%	04/15/2040	78,000	89,168
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	04/15/2050	91,000	106,507
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	108,000	114,259
Weibo Corp. (Interactive Media & Svs.)		3.375%	07/08/2030	527,000	521,801
					7,277,480
Consumer Discretionary–1.9%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	3.500%	02/15/2029	270,000	267,219
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	344,000	375,192
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail)		2.125%	02/09/2031	459,000	443,138
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	330,683
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)		4.625%	04/13/2030	404,000	472,162
Carnival Corp. (Hotels, Restaurants & Leisure)	(b)	4.000%	08/01/2028	237,000	235,222
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	164,000	182,625
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	90,750
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	102,867
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	131,335
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	308,484
General Motors Co. (Automobiles)		5.400%	04/01/2048	90,000	114,819
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		3.250%	01/15/2032	193,000	194,040

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	$ 519,000	$ 572,216
InRetail Consumer (Multiline Retail)	(b)	3.250%	03/22/2028	229,000	226,712
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3.900%	08/08/2029	354,000	356,468
Levi Strauss & Co. (Textiles, Apparel & Luxury Goods)	(b)	3.500%	03/01/2031	153,000	156,003
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	361,000	406,357
Mattel, Inc. (Leisure Products)	(b)	3.375%	04/01/2026	128,000	131,267
Mattel, Inc. (Leisure Products)	(b)	3.750%	04/01/2029	127,000	131,604
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	294,971
McDonald's Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	294,000	303,268
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	99,515
MDC Holdings, Inc. (Household Durables)		6.000%	01/15/2043	150,000	189,755
Newell Brands, Inc. (Household Durables)		4.875%	06/01/2025	27,000	29,430
Newell Brands, Inc. (Household Durables)		4.700%	04/01/2026	113,000	123,199
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.400%	03/27/2025	98,000	101,456
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.750%	03/27/2027	152,000	161,029
Nissan Motor Co. Ltd. (Automobiles)	(b)	4.345%	09/17/2027	430,000	464,205
O'Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	6,485
O'Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	53,015
O'Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	232,000	256,075
Prosus N.V. (Internet & Direct Marketing Retail)	(b)	3.680%	01/21/2030	216,000	222,299
Ross Stores, Inc. (Specialty Retail)		4.700%	04/15/2027	280,000	316,185
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	10.875%	06/01/2023	136,000	148,581
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	11.500%	06/01/2025	143,000	160,160
Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	(b)	5.625%	08/26/2028	292,000	270,388
					8,429,179
Consumer Staples–1.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(b)	3.500%	03/15/2029	156,000	156,306
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(b)	2.950%	01/25/2030	77,000	79,536
Altria Group, Inc. (Tobacco)		4.800%	02/14/2029	106,000	119,562
Altria Group, Inc. (Tobacco)		3.400%	05/06/2030	280,000	289,698
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		3.500%	06/01/2030	570,000	624,749
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	190,000	223,310
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	180,000	198,009
B.A.T. Capital Corp. (Tobacco)		2.259%	03/25/2028	435,000	423,879
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	120,819
Cargill, Inc. (Food Products)	(b)	1.375%	07/23/2023	77,000	77,603
Cargill, Inc. (Food Products)	(b)	2.125%	04/23/2030	113,000	111,748
Cencosud SA (Food & Staples Retailing)		5.150%	02/12/2025	276,000	298,080
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	263,000	284,083
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	182,000	201,490
Estee Lauder Cos., Inc. / The (Personal Products)		2.600%	04/15/2030	412,000	427,013
Fomento Economico Mexicano S.A.B de C.V. (Beverages)		3.500%	01/16/2050	182,000	190,299
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	165,000	165,338
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. (Food Products)	(b)	6.750%	02/15/2028	76,000	81,986
Kimberly-Clark de Mexico S.A.B de C.V. (Household Products)	(b)	2.431%	07/01/2031	274,000	270,770
Mars, Inc. (Food Products)	(b)	2.700%	04/01/2025	113,000	117,504
Mars, Inc. (Food Products)	(b)	3.200%	04/01/2030	28,000	30,152
Mondelez International Holdings Netherlands B.V. (Food Products)	(b)	2.250%	09/19/2024	249,000	254,577
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	41,000	42,251
Natura Cosmeticos SA (Personal Products)	(b)	4.125%	05/03/2028	230,000	225,687
PepsiCo, Inc. (Beverages)		2.250%	03/19/2025	187,000	193,227
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	60,729
Procter & Gamble Co. / The (Household Products)		2.800%	03/25/2027	119,000	125,838
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	73,908
Sysco Corp. (Food & Staples Retailing)		2.400%	02/15/2030	72,000	72,211
Sysco Corp. (Food & Staples Retailing)		5.950%	04/01/2030	314,000	391,934
					5,932,296
Energy–1.2%
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		2.939%	06/04/2051	479,000	459,775
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		4.400%	04/15/2029	164,000	181,445
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		3.700%	11/15/2029	557,000	596,634
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2031	161,000	189,597
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	2.875%	04/01/2032	218,000	213,259
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	287,000	308,122
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5.600%	07/15/2041	195,000	244,593
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		7.375%	10/15/2045	263,000	410,131
Energy Transfer LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	127,000	136,687

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
Energy Transfer LP (Oil, Gas & Consumable Fuels)		6.250%	04/15/2049	$ 196,000	$ 256,027
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	258,000	280,975
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	69,000	76,673
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2041	67,000	92,117
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		6.125%	02/01/2041	25,000	31,497
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.350%	01/15/2031	127,000	159,430
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.550%	12/15/2029	136,000	140,886
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		6.800%	05/15/2038	223,000	310,870
Tengizchevroil Finance Co. International Ltd. (Oil, Gas & Consumable Fuels)	(b)	3.250%	08/15/2030	205,000	204,682
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		4.100%	04/15/2030	413,000	460,694
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		6.100%	06/01/2040	235,000	325,606
					5,079,700
Financials–2.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		6.500%	07/15/2025	271,000	309,683
Alleghany Corp. (Insurance)		3.625%	05/15/2030	291,000	315,478
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.375%	01/30/2024	50,000	52,428
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	5.500%	12/15/2024	148,000	161,925
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.125%	08/01/2025	3,000	3,163
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.875%	10/01/2025	57,000	61,602
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	1.950%	01/30/2026	181,000	176,543
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	1.950%	09/20/2026	60,000	58,277
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.500%	11/01/2027	50,000	51,259
Banco de Credito del Peru (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(b)(c)	3.125%	07/01/2030	244,000	240,952
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL + 151) (Banks)	(c)	3.705%	04/24/2028	501,000	543,701
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL + 107) (Banks)	(c)	3.970%	03/05/2029	177,000	193,678
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	678,000	684,899
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes QL + 111) (Banks)	(b)(c)	2.819%	11/19/2025	306,000	314,918
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(b)(c)	3.052%	01/13/2031	333,000	342,554
Charles Schwab Corp. / The (Capital Markets)		4.625%	03/22/2030	299,000	353,811
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(c)	3.887%	01/10/2028	570,000	617,976
Citigroup, Inc. (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 119) (Banks)	(c)	4.075%	04/23/2029	212,000	233,793
Citigroup, Inc. (Rate is fixed until 03/20/2029, at which point, the rate becomes QL + 134) (Banks)	(c)	3.980%	03/20/2030	145,000	160,064
Citigroup, Inc. (Rate is fixed until 03/31/2030, at which point, the rate becomes SOFR + 391) (Banks)	(c)	4.412%	03/31/2031	380,000	433,983
Citizens Financial Group, Inc. (Banks)		2.638%	09/30/2032	114,000	112,608
Credit Suisse Group AG (Rate is fixed until 05/14/2031, at which point, the rate becomes SOFR + 173) (Capital Markets)	(b)(c)	3.091%	05/14/2032	280,000	284,915
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	04/09/2025	177,000	190,431
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	07/13/2025	54,000	58,209
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	109,059
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 128) (Capital Markets)	(c)	2.615%	04/22/2032	306,000	308,198
Goldman Sachs Group, Inc. / The (Rate is fixed until 07/21/2031, at which point, the rate becomes SOFR + 125) (Capital Markets)	(c)	2.383%	07/21/2032	103,000	101,413
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(b)	3.350%	06/08/2025	406,000	425,331
HSBC Holdings PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes USISDA05 + 437) (Banks)	(c)	6.375%	Perpetual	212,000	228,807
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL + 133) (Banks)	(c)	4.452%	12/05/2029	460,000	522,051
JPMorgan Chase & Co. (Rate is fixed until 10/15/2029, at which point, the rate becomes SOFR + 151) (Banks)	(c)	2.739%	10/15/2030	218,000	223,991
JPMorgan Chase & Co. (Rate is fixed until 03/24/2030, at which point, the rate becomes SOFR + 379) (Banks)	(c)	4.493%	03/24/2031	171,000	197,883
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(c)	2.580%	04/22/2032	458,000	463,885
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	396,000	435,949
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(c)	4.431%	01/23/2030	408,000	464,940
SLM Corp. (Consumer Finance)		4.200%	10/29/2025	233,000	243,485
Swiss Re Finance Luxembourg SA (Rate is fixed until 04/02/2029, at which point, the rate becomes H15T5Y + 358) (Insurance)	(c)	5.000%	04/02/2049	200,000	223,750
Synchrony Financial (Consumer Finance)		2.875%	10/28/2031	205,000	204,572
UniCredit SpA (Rate is fixed until 06/03/2031, at which point, the rate becomes H15T1Y + 155) (Banks)	(b)(c)	3.127%	06/03/2032	200,000	197,691

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Wells Fargo & Co. (Rate is fixed until 02/11/2025, at which point, the rate becomes QL + 75) (Banks)	(c)	2.164%	02/11/2026	$ 651,000	$ 660,715
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes SOFR + 143) (Banks)	(c)	2.879%	10/30/2030	298,000	309,797
Wells Fargo & Co. (Rate is fixed until 04/04/2030, at which point, the rate becomes SOFR + 403) (Banks)	(c)	4.478%	04/04/2031	545,000	633,136
					11,911,503
Health Care–0.7%
AbbVie, Inc. (Biotechnology)		3.450%	03/15/2022	292,000	292,267
AbbVie, Inc. (Biotechnology)		3.250%	10/01/2022	175,000	177,360
AbbVie, Inc. (Biotechnology)		2.800%	03/15/2023	14,000	14,267
AbbVie, Inc. (Biotechnology)		2.600%	11/21/2024	165,000	171,209
AbbVie, Inc. (Biotechnology)		3.800%	03/15/2025	210,000	223,540
Boston Scientific Corp. (Health Care Equip. & Supplies)		3.750%	03/01/2026	137,000	147,173
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.000%	03/01/2029	71,000	78,844
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.400%	07/26/2029	125,000	136,876
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	376,000	405,501
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	215,899
Cigna Corp. (Health Care Providers & Svs.)		2.400%	03/15/2030	114,000	115,006
Cigna Corp. (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	53,868
Cigna Corp. (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	80,960
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	34,845
CVS Health Corp. (Health Care Providers & Svs.)		4.300%	03/25/2028	40,000	44,887
CVS Health Corp. (Health Care Providers & Svs.)		4.125%	04/01/2040	141,000	161,881
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	131,821
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	73,357
Jazz Securities DAC (Pharmaceuticals)	(b)	4.375%	01/15/2029	230,000	238,151
Mozart Debt Merger Sub, Inc. (Health Care Equip. & Supplies)	(b)	3.875%	04/01/2029	240,000	239,153
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	80,000	84,285
					3,121,150
Industrials–1.2%
Air Lease Corp. (Trading Companies & Distributors)		2.875%	01/15/2026	28,000	28,880
Air Lease Corp. (Trading Companies & Distributors)		3.625%	04/01/2027	15,000	15,732
Air Lease Corp. (Trading Companies & Distributors)		2.100%	09/01/2028	107,000	103,193
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	58,000	60,558
Aircastle Ltd. (Trading Companies & Distributors)	(b)	5.250%	08/11/2025	149,000	163,841
Aircastle Ltd. (Trading Companies & Distributors)		4.250%	06/15/2026	21,000	22,494
Aircastle Ltd. (Trading Companies & Distributors)	(b)	2.850%	01/26/2028	332,000	333,921
Allison Transmission, Inc. (Machinery)	(b)	3.750%	01/30/2031	232,000	226,200
BAE Systems PLC (Aerospace & Defense)	(b)	3.400%	04/15/2030	200,000	213,472
Carrier Global Corp. (Building Products)		2.242%	02/15/2025	145,000	148,477
Carrier Global Corp. (Building Products)		2.493%	02/15/2027	116,000	119,170
CITIC Ltd. (Industrial Conglomerates)		2.850%	02/25/2030	230,000	234,023
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.500%	10/20/2025	134,058	140,896
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.750%	10/20/2028	156,000	170,349
Embraer Netherlands Finance B.V. (Aerospace & Defense)	(b)	6.950%	01/17/2028	212,000	234,048
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	423,000	437,252
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	152,121
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	251,203
Flowserve Corp. (Machinery)		2.800%	01/15/2032	193,000	187,791
General Dynamics Corp. (Aerospace & Defense)		3.625%	04/01/2030	241,000	267,692
General Electric Co. (Industrial Conglomerates)		6.750%	03/15/2032	70,000	95,463
GFL Environmental, Inc. (Commercial Svs. & Supplies)	(b)	3.500%	09/01/2028	234,000	230,490
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.844%	05/01/2025	205,000	216,802
IHS Markit Ltd. (Professional Svs.)		4.750%	08/01/2028	16,000	18,540
IHS Markit Ltd. (Professional Svs.)		4.250%	05/01/2029	66,000	75,075
United Parcel Service, Inc. (Air Freight & Logistics)		3.900%	04/01/2025	173,000	186,690
United Parcel Service, Inc. (Air Freight & Logistics)		4.450%	04/01/2030	151,000	177,796
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	189,000	199,905
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	46,833
Westinghouse Air Brake Technologies Corp. (Machinery)		3.450%	11/15/2026	66,000	69,830
Westinghouse Air Brake Technologies Corp. (Machinery)		4.950%	09/15/2028	606,000	688,847
					5,517,584
Information Technology–1.1%
Broadcom, Inc. (Semiconductors & Equip.)		4.110%	09/15/2028	35,000	38,371
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	512,000	567,837
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.137%	11/15/2035	9,000	9,054
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.187%	11/15/2036	154,000	153,732

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
Global Payments, Inc. (IT Svs.)		4.800%	04/01/2026	$ 185,000	$ 205,380
Global Payments, Inc. (IT Svs.)		3.200%	08/15/2029	75,000	78,117
Infor, Inc. (Software)	(b)	1.750%	07/15/2025	106,000	105,202
Kyndryl Holdings, Inc. (IT Svs.)	(b)	2.050%	10/15/2026	387,000	376,813
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	51,000	57,104
Mastercard, Inc. (IT Svs.)		3.350%	03/26/2030	324,000	356,416
Micron Technology, Inc. (Semiconductors & Equip.)		4.185%	02/15/2027	207,000	226,688
NXP B.V. / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.550%	12/01/2028	125,000	149,703
Oracle Corp. (Software)		2.875%	03/25/2031	225,000	226,433
Oracle Corp. (Software)		3.950%	03/25/2051	265,000	275,098
PayPal Holdings, Inc. (IT Svs.)		2.850%	10/01/2029	240,000	252,584
SK Hynix, Inc. (Semiconductors & Equip.)	(b)	2.375%	01/19/2031	304,000	292,559
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	128,000	128,640
Visa, Inc. (IT Svs.)		1.900%	04/15/2027	452,000	458,469
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	220,000	222,839
VMware, Inc. (Software)		4.500%	05/15/2025	261,000	284,212
VMware, Inc. (Software)		4.650%	05/15/2027	293,000	329,515
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		3.100%	02/01/2032	122,000	122,891
					4,917,657
Materials–0.7%
Alpek S.A.B de C.V. (Chemicals)	(b)	3.250%	02/25/2031	383,000	382,042
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(b)	3.250%	09/01/2028	308,000	304,543
Axalta Coating Systems LLC (Chemicals)	(b)	3.375%	02/15/2029	220,000	212,850
Cemex S.A.B de C.V. (Construction Materials)	(b)	3.875%	07/11/2031	380,000	378,605
CSN Resources SA (Metals & Mining)	(b)	4.625%	06/10/2031	232,000	220,692
Indonesia Asahan Aluminium Persero PT (Metals & Mining)	(b)	4.750%	05/15/2025	240,000	255,202
Industrias Penoles S.A.B de C.V. (Metals & Mining)	(b)	4.750%	08/06/2050	280,000	306,250
Ingevity Corp. (Chemicals)	(b)	3.875%	11/01/2028	188,000	183,065
Stillwater Mining Co. (Metals & Mining)	(b)	4.000%	11/16/2026	300,000	293,850
Suzano Austria GmbH (Paper & Forest Products)		2.500%	09/15/2028	374,000	360,910
Suzano Austria GmbH (Paper & Forest Products)		3.750%	01/15/2031	56,000	56,911
Volcan Cia Minera S.A.A. (Metals & Mining)	(b)	4.375%	02/11/2026	65,000	62,644
Yamana Gold, Inc. (Metals & Mining)	(b)	2.630%	08/15/2031	276,000	264,907
					3,282,471
Real Estate–0.5%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4.900%	12/15/2030	275,000	330,324
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	342,000	355,663
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	133,000	142,877
Crown Castle International Corp. (Equity REIT)		4.300%	02/15/2029	154,000	171,909
Crown Castle International Corp. (Equity REIT)		3.100%	11/15/2029	279,000	291,308
Crown Castle International Corp. (Equity REIT)		3.300%	07/01/2030	67,000	70,672
Equinix, Inc. (Equity REIT)		2.625%	11/18/2024	123,000	126,735
Equinix, Inc. (Equity REIT)		2.900%	11/18/2026	104,000	107,740
Equinix, Inc. (Equity REIT)		3.200%	11/18/2029	233,000	244,904
Vornado Realty LP (Equity REIT)		3.400%	06/01/2031	306,000	312,940
					2,155,072
Utilities–1.0%
AEP Transmission Co. LLC (Electric Utilities)		3.650%	04/01/2050	162,000	178,832
AES Panama Generation Holdings SRL (Electric Utilities)	(b)	4.375%	05/31/2030	285,000	296,759
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	721,636
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	211,000	218,670
American Water Capital Corp. (Water Utilities)		3.450%	05/01/2050	252,000	268,063
Berkshire Hathaway Energy Co. (Multi-Utilities)		4.250%	10/15/2050	278,000	339,601
Chile Electricity PEC SpA (Electric Utilities)	(b)	0.000%	01/25/2028	460,000	374,670
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	340,000	360,812
Duke Energy Carolinas NC Storm Funding LLC (Electric Utilities)		2.617%	07/01/2041	200,000	201,791
NRG Energy, Inc. (Electric Utilities)	(b)	3.750%	06/15/2024	308,000	321,337
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	84,000	87,321
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	194,000	213,512
Southern Co. / The (Electric Utilities)		3.700%	04/30/2030	508,000	552,515
Venture Global Calcasieu Pass LLC (Gas Utilities)	(b)	3.875%	08/15/2029	65,000	67,437
Venture Global Calcasieu Pass LLC (Gas Utilities)	(b)	4.125%	08/15/2031	66,000	69,960
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	4.375%	05/01/2029	231,000	231,376
					4,504,292
Total Corporate Bonds (Cost $59,497,180)					$ 62,128,384

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
U.S. Treasury Obligations–9.7%		Rate	Maturity	Face Amount	Value
U.S. Treasury Inflation Indexed Bond		0.375%	01/15/2027	$ 4,161,822	$ 4,577,367
U.S. Treasury Note		0.375%	03/31/2022	3,753,800	3,756,347
U.S. Treasury Note		1.500%	09/15/2022	626,000	631,355
U.S. Treasury Note	(d)	2.250%	11/15/2024	1,865,000	1,933,481
U.S. Treasury Note	(d)	0.500%	03/31/2025	7,834,500	7,704,435
U.S. Treasury Note		1.625%	05/15/2026	5,438,800	5,529,942
U.S. Treasury Note		0.875%	09/30/2026	666,600	654,700
U.S. Treasury Note		1.250%	11/30/2026	315,600	315,403
U.S. Treasury Note		1.500%	11/30/2028	1,149,800	1,154,291
U.S. Treasury Note		1.250%	08/15/2031	1,896,800	1,854,418
U.S. Treasury Note		1.375%	11/15/2031	671,800	663,298
U.S. Treasury Note		1.750%	08/15/2041	7,271,300	7,049,753
U.S. Treasury Note		2.000%	11/15/2041	178,700	180,738
U.S. Treasury Note		2.750%	08/15/2042	2,036,600	2,320,451
U.S. Treasury Note		2.250%	08/15/2049	1,246,800	1,334,417
U.S. Treasury Note		2.375%	11/15/2049	338,600	371,957
U.S. Treasury Note		1.875%	02/15/2051	1,749,200	1,730,615
U.S. Treasury Note		2.375%	05/15/2051	338,200	373,552
U.S. Treasury Note		2.000%	08/15/2051	866,300	883,085
U.S. Treasury Note		1.875%	11/15/2051	458,600	454,946
Total U.S. Treasury Obligations (Cost $43,325,664)					$ 43,474,551

Purchased Options–7.9%	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Call Option	$ 9,532,360	December 2023	$3,700	20	$ 2,426,200
S&P 500 Index Call Option	7,149,270	December 2023	3,800	15	1,705,500
S&P 500 Index Call Option	21,447,810	December 2023	4,000	45	4,719,420
S&P 500 Index Call Option	3,336,326	December 2023	4,100	7	641,200
S&P 500 Index Call Option	18,588,102	December 2023	4,200	39	3,318,510
S&P 500 Index Call Option	9,532,360	December 2023	4,250	20	1,628,600
S&P 500 Index Call Option	10,008,978	December 2023	4,300	21	1,644,720
S&P 500 Index Call Option	20,494,574	December 2023	4,400	43	3,083,530
S&P 500 Index Call Option	22,401,046	December 2023	4,500	47	3,068,630
S&P 500 Index Call Option	11,438,832	December 2023	4,600	24	1,507,368
S&P 500 Index Call Option	11,915,450	December 2023	4,700	25	1,438,675
S&P 500 Index Put Option	7,149,270	December 2023	3,700	15	304,650
S&P 500 Index Put Option	7,149,270	December 2023	3,800	15	335,100
S&P 500 Index Put Option	21,447,810	December 2023	4,000	45	1,209,600
S&P 500 Index Put Option	3,336,326	December 2023	4,100	7	206,080
S&P 500 Index Put Option	18,588,102	December 2023	4,200	39	1,361,100
S&P 500 Index Put Option	9,532,360	December 2023	4,250	20	671,200
S&P 500 Index Put Option	10,008,978	December 2023	4,300	21	735,420
S&P 500 Index Put Option	20,494,574	December 2023	4,400	43	1,636,580
S&P 500 Index Put Option	22,401,046	December 2023	4,500	47	1,942,040
S&P 500 Index Put Option	11,438,832	December 2023	4,600	24	1,074,240
S&P 500 Index Put Option	4,766,180	December 2023	4,700	10	516,800
Total Purchased Options (Cost $30,373,254)					$ 35,175,163

Asset-Backed / Mortgage-Backed Securities–7.8%		Rate	Maturity	Face Amount	Value
Consumer Discretionary–0.1%
Domino's Pizza Master Issuer LLC 2021-1A A2I	(b)	2.662%	04/25/2051	$ 175,120	$ 175,857
Great Wolf Trust 2019-WOLF A	(b)	ML + 103	12/15/2036	64,000	63,922
Great Wolf Trust 2019-WOLF C	(b)	ML + 163	12/15/2036	79,000	78,504
Hardee's Funding LLC 2018-1A A23	(b)	5.710%	06/20/2048	129,285	142,621
Hardee's Funding LLC 2020-1A A2	(b)	3.981%	12/20/2050	133,691	139,938
					600,842
Financials–7.7%
AB Issuer LLC 2021-1 A2	(b)	3.734%	07/30/2051	319,200	319,663
Affirm Asset Securitization Trust 2020-A A	(b)	2.100%	02/18/2025	120,000	120,291
Affirm Asset Securitization Trust 2021-A C	(b)	1.660%	08/15/2025	200,000	200,443
Affirm Asset Securitization Trust 2021-Z1 A	(b)	1.070%	08/15/2025	114,881	114,641
Affirm Asset Securitization Trust 2021-Z2 A	(b)	1.170%	11/16/2026	116,000	115,534
AGL CLO 2021-12A D	(b)	QL + 285	07/20/2034	250,000	247,538
Atalaya Equipment Leasing Trust 2021-1A C	(b)	2.690%	06/15/2028	300,000	299,120
Avant Loans Funding Trust 2021-REV1 A	(b)	1.210%	07/15/2030	441,000	437,357
Bain Capital Credit CLO 2021-4A D	(b)	QL + 310	10/20/2034	250,000	247,729
Balboa Bay Loan Funding 2021-1A D	(b)	QL + 305	07/20/2034	307,948	306,797

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Ballyrock CLO 15 Ltd. 2021-1A C	(b)	QL + 310	04/15/2034	$ 250,000	$ 248,883
Ballyrock CLO 16 Ltd. 2021-16A C	(b)	QL + 290	07/20/2034	250,000	247,764
Ballyrock CLO 17 Ltd. 2021-17A C	(b)	QL + 305	10/20/2034	250,000	247,748
BBCMS 2020-BID A	(b)	ML + 214	10/15/2037	301,000	301,846
BCP Trust 2021-330N A	(b)	ML + 80	06/15/2038	62,744	62,065
Bellemeade Re 2020-4A M2A	(b)	ML + 260	06/25/2030	7,358	7,359
Bellemeade RE 2021-3A A2	(b)	SOFR30A + 100	09/25/2031	286,223	283,401
Bellemeade Re Ltd. 2021-1A M1C	(b)	SOFR30A + 295	03/25/2031	167,482	171,842
BFLD Trust 2021-FPM A	(b)	ML + 160	06/15/2038	462,000	461,722
Brex Commercial Charge Card Master Trust 2021-1 A	(b)	2.090%	07/15/2024	167,000	167,573
BX Commercial Mortgage Trust 2019-IMC E	(b)	ML + 215	04/15/2034	320,787	316,361
Cajun Global LLC 2021-1 A2	(b)	3.931%	11/20/2051	62,000	61,708
Carvana Auto Receivables Trust 2021-N3 C		1.020%	06/12/2028	141,000	139,128
Carvana Auto Receivables Trust 2021-N4 D		2.300%	09/11/2028	128,000	127,941
Carvana Auto Receivables Trust 2021-P4 N	(b)	2.150%	09/11/2028	1,100,000	1,100,061
CIM Trust 2021-INV1 A2	(b)	2.500%	07/01/2051	271,812	273,161
Citigroup Commercial Mortgage Trust 2017-P8 AS		3.789%	09/15/2050	127,167	137,466
College Ave Student Loans 2021-C C	(b)	3.060%	07/26/2055	136,800	137,357
COMM 2015-LC23 C		4.609%	10/10/2048	100,000	104,967
Connecticut Avenue Securities Trust 2019-R02 1M2	(b)	ML + 230	08/25/2031	20,587	20,672
Connecticut Avenue Securities Trust 2019-R03 1M2	(b)	ML + 215	09/25/2031	54,304	54,512
Connecticut Avenue Securities Trust 2019-R04 2M2	(b)	ML + 210	06/25/2039	5,368	5,371
Connecticut Avenue Securities Trust 2019-R05 1M2	(b)	ML + 200	07/25/2039	24,276	24,299
Connecticut Avenue Securities Trust 2019-R07 1M2	(b)	ML + 210	10/25/2039	75,409	75,576
Connecticut Avenue Securities Trust 2020-R02 2M2	(b)	ML + 200	01/25/2040	189,152	189,627
Connecticut Avenue Securities Trust 2020-SBT1 1M2	(b)	ML + 365	02/25/2040	255,000	264,759
Connecticut Avenue Securities Trust 2020-SBT1 2M2	(b)	ML + 365	02/25/2040	270,000	280,585
Connecticut Avenue Securities Trust 2021-R01 1M2	(b)	SOFR30A + 155	10/25/2041	462,831	463,389
Connecticut Avenue Securities Trust 2021-R03 1M2	(b)	SOFR30A + 165	12/25/2041	117,550	117,697
CPS Auto Receivables Trust 2021-B C	(b)	1.230%	03/15/2027	234,000	231,946
CPS Auto Receivables Trust 2021-C D	(b)	1.690%	06/15/2027	210,000	207,324
Dext ABS 2021-1 C	(b)	2.290%	09/15/2028	264,000	261,835
Dext ABS 2021-1 D	(b)	2.810%	03/15/2029	133,000	131,936
Diamond Issuer 2021-1A B	(b)	2.701%	11/20/2051	271,624	269,725
Donlen Fleet Lease Funding 2021-2 C	(b)	1.200%	12/11/2034	460,000	452,746
DROP Mortgage Trust 2021-FILE A	(b)	ML + 115	04/15/2026	310,000	310,094
Eagle RE 2021-2 M1B	(b)	SOFR30A + 205	04/25/2034	152,272	152,444
Elmwood CLO IX Ltd. 2021-2A D	(b)	QL + 295	07/20/2034	250,000	249,036
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		ML + 490	11/25/2024	209,171	217,794
Fannie Mae Connecticut Avenue Securities 2015-C02 1M2		ML + 400	05/25/2025	23,414	23,826
Fannie Mae Connecticut Avenue Securities 2015-C03 1M2		ML + 500	07/25/2025	127,981	131,510
Fannie Mae Connecticut Avenue Securities 2015-C03 2M2		ML + 500	07/25/2025	6,169	6,190
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2		ML + 570	04/25/2028	74,184	78,141
Fannie Mae Connecticut Avenue Securities 2016-C01 1M2		ML + 675	08/25/2028	106,739	111,996
Fannie Mae Connecticut Avenue Securities 2016-C07 2M2		ML + 435	05/25/2029	101,645	105,523
Fannie Mae Connecticut Avenue Securities 2017-C01 1M2		ML + 355	07/25/2029	268,733	275,181
Fannie Mae Connecticut Avenue Securities 2017-C07 1B1		ML + 400	05/25/2030	300,000	312,015
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2		ML + 200	03/25/2031	205,998	207,584
Fannie Mae Connecticut Avenue Securities 2021-R02 2B1	(b)	SOFR30A + 330	11/25/2041	211,036	212,615
FHF Trust 2021-2A A	(b)	0.830%	12/15/2026	136,334	135,382
First Investors Auto Owner Trust 2018-1A E	(b)	5.350%	07/15/2024	350,000	359,985
Flagstar Mortgage Trust 2021-8INV A3	(b)	2.500%	09/25/2051	245,988	245,671
Flatiron CLO 2021-1A D	(b)	QL + 290	07/19/2034	250,000	247,540
Ford Credit Auto Owner Trust 2021-1 D	(b)	2.310%	10/17/2033	230,000	227,057
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M1	(b)	SOFR30A + 200	01/25/2051	53,942	53,677
Freddie Mac REMICS FHR 4981 HS	(f)	ML + 610	06/25/2050	974,592	155,136
Freddie Mac REMICS FHR 5015 BI	(f)	4.000%	09/25/2050	632,275	107,554
Freddie Mac Stacr Remic Trust 2020-DNA1 M2	(b)	ML + 170	01/25/2050	95,812	95,995
Freddie Mac STACR REMIC Trust 2020-DNA5 M2	(b)	SOFR30A + 280	10/25/2050	170,032	171,370

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Freddie Mac STACR REMIC Trust 2021-DNA3 B1	(b)	SOFR30A + 350	10/25/2033	$ 278,276	$ 288,300
Freddie Mac STACR REMIC Trust 2021-DNA6 M2	(b)	SOFR30A + 150	10/25/2041	393,665	393,429
Freddie Mac STACR REMIC Trust 2021-HQA4 M2	(b)	SOFR30A + 235	12/25/2041	246,349	246,966
Freddie Mac STACR Trust 2019-DNA4 M2	(b)	ML + 195	10/25/2049	29,570	29,657
Freddie Mac STACR Trust 2019-HQA2 M2	(b)	ML + 205	04/25/2049	70,527	70,817
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3		ML + 380	03/25/2029	231,250	238,277
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3		ML + 515	11/25/2028	159,538	165,137
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2		ML + 345	10/25/2029	300,000	308,681
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2		ML + 250	03/25/2030	268,275	273,438
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2B		ML + 265	12/25/2029	458,126	469,593
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2		ML + 180	07/25/2030	91,577	92,084
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M2	(b)	SOFR30A + 180	11/25/2041	386,480	387,449
FREED ABS Trust 2021-2 C	(b)	1.940%	06/19/2028	460,000	460,468
GCI Funding I LLC 2021-1 A	(b)	2.380%	06/18/2046	158,611	157,204
Goldentree Loan Management U.S. CLO 7 Ltd. 2020-7A AR	(b)	QL + 107	04/20/2034	250,000	250,363
GS Mortgage Securities Trust 2012-GCJ9 AS		3.124%	11/10/2045	287,514	291,575
GS Mortgage Securities Trust 2016-GS3 A4		2.850%	10/10/2049	270,000	281,079
GS Mortgage Securities Trust 2017-GS7 A4		3.430%	08/10/2050	270,000	289,480
GS Mortgage Securities Trust 2018-GS9 A4		3.992%	03/10/2051	153,543	170,378
GS Mortgage Securities Trust 2019-GC38 A4		3.968%	02/10/2052	250,000	279,195
HFX Funding Issuer 2017-1	(b)	3.652%	03/15/2035	280,000	286,014
Home RE 2020-1 M1B	(b)	ML + 325	10/25/2030	136,163	136,564
Home RE 2021-2 M1B	(b)	SOFR30A + 160	01/25/2034	222,490	221,940
Invitation Homes 2018-SFR1 C	(b)	ML + 125	03/17/2037	474,932	474,233
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9 A5		2.840%	12/15/2047	168,296	169,983
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B		3.674%	12/15/2047	300,000	305,539
JPMBB Commercial Mortgage Securities Trust 2013-C15 AS		4.420%	11/15/2045	250,000	262,289
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.642%	08/15/2047	295,000	300,053
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	136,906
LAD Auto Receivables Trust 2021-1A C	(b)	2.350%	04/15/2027	406,000	404,934
Magnetite XXVI Ltd. 2020-26A A1R	(b)	QL + 112	07/25/2034	440,533	440,964
Mello Mortgage Capital Acceptance 2021-INV2 A3	(b)	2.500%	08/25/2051	232,415	232,116
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	270,000	303,774
Morgan Stanley Capital I Trust 2018-H4 A4		4.310%	12/15/2051	250,000	284,363
MVW 2021-2A C	(b)	2.230%	05/20/2039	453,000	450,269
Neighborly Issuer LLC 2021-1A A2	(b)	3.584%	04/30/2051	125,994	126,384
Nelnet Student Loan Trust 2021-BA B	(b)	2.680%	04/20/2062	100,000	99,571
Nelnet Student Loan Trust 2021-DA C	(b)	3.500%	04/20/2062	100,000	101,048
Neuberger Berman Loan Advisers Clo 2021-42A D	(b)	QL + 280	07/16/2035	301,613	299,390
Neuberger Berman Loan Advisers Clo 43 Ltd. 2021-43A D	(b)	QL + 310	07/17/2035	250,000	250,146
New Residential Mortgage Loan Trust 2021-INV1 A2	(b)	2.500%	06/25/2051	340,649	342,978
Oaktown Re VII Ltd. 2021-2 M1A	(b)	SOFR30A + 160	04/25/2034	272,026	272,026
OCP CLO 2020-18A AR	(b)	QL + 109	07/20/2032	322,000	321,843
Octane Receivables Trust 2021-2A C	(b)	2.530%	05/21/2029	209,000	208,461
PMT Credit Risk Transfer Trust 2019-2R A	(b)	ML + 275	05/27/2023	146,695	145,364
Rad CLO 11 Ltd. 2021-11A D	(b)	QL + 290	04/15/2034	250,000	248,170
Radnor RE 2020-2 M1C	(b)	ML + 460	10/25/2030	32,979	32,979
Regatta XX Funding Ltd. 2021-2A A	(b)	QL + 116	10/15/2034	450,431	450,423
Regatta XXIV Funding Ltd. 2021-5A D	(b)	QL + 310	01/20/2035	450,000	450,000
Rockford Tower CLO 2021-1A D	(b)	QL + 300	07/20/2034	306,626	304,935
Rockford Tower CLO 2021-2A A1	(b)	QL + 116	07/20/2034	250,000	249,678
Santander Bank NA - SBCLN 2021-1A C	(b)	3.268%	12/15/2031	750,000	749,094
Santander Consumer Auto Receivables Trust 2021-CA B	(b)	1.440%	04/17/2028	144,918	145,109
SEB Funding LLC 2021-1A A2	(b)	4.969%	01/30/2052	332,000	331,105
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	259,253
STACR Trust 2018-DNA3 M2	(b)	ML + 210	09/25/2048	110,313	111,531
Triangle Re 2020-1 M1B	(b)	ML + 390	10/25/2030	281,314	281,314
Triangle Re 2021-1 M1B	(b)	ML + 300	08/25/2033	88,769	88,841
Triangle Re 2021-3 M1B	(b)	SOFR30A + 290	02/25/2034	240,000	237,941
UBS Commercial Mortgage Trust 2018-C10 A3		4.048%	05/15/2051	270,000	295,568
UBS-Barclays Commercial Mortgage Trust 2012-C4 C	(b)	4.310%	12/10/2045	390,000	387,687

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Upstart Securitization Trust 2020-3 A	(b)	1.702%	11/20/2030	$ 58,266	$ 58,437
Upstart Securitization Trust 2021-3 B	(b)	1.660%	07/20/2031	210,000	207,702
UWM Mortgage Trust 2021-INV1 A3	(b)	2.500%	08/25/2051	300,362	301,476
VASA Trust 2021-VASA A	(b)	ML + 90	07/15/2039	460,000	458,084
Wells Fargo Commercial Mortgage Trust 2015-C28 A4		3.540%	05/15/2048	250,000	264,461
Wells Fargo Commercial Mortgage Trust 2015-C30 A3		3.411%	09/15/2058	232,889	245,263
Wells Fargo Commercial Mortgage Trust 2015-NXS3 A4		3.617%	09/15/2057	270,000	287,771
Wells Fargo Commercial Mortgage Trust 2016-C35 A3		2.674%	07/15/2048	300,000	306,872
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	270,000	275,652
Wells Fargo Commercial Mortgage Trust 2017-C39 A5		3.418%	09/15/2050	270,000	290,604
Wells Fargo Commercial Mortgage Trust 2017-C41 A3		3.210%	11/15/2050	270,000	281,358
Wells Fargo Commercial Mortgage Trust 2018-C44 A4		3.948%	05/15/2051	270,000	294,626
WFRBS Commercial Mortgage Trust 2014-C24 AS		3.931%	11/15/2047	270,000	281,008
					34,150,445
Total Asset-Backed / Mortgage-Backed Securities (Cost $34,569,557)					$ 34,751,287

Exchange Traded Funds–2.8%	Shares	Value
SPDR S&P 500 ETF Trust	26,876	$ 12,765,025
Total Exchange Traded Funds (Cost $9,684,301)		$ 12,765,025

U.S. Government Agency Mortgage-Backed Securities–1.8%	Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA	2.500%	01/15/2052	$ 1,484,000	$ 1,514,035
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	2,564	2,777
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	16,160	17,941
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	24,035	26,684
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	147,928	162,408
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	10,823	11,960
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	9,120	9,778
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	20,207	21,623
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	105,748	113,853
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	233,943	250,188
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	21,568	22,577
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	40,488	42,222
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	5,194	5,445
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	172,249	184,332
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	112,608	117,684
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	123,899	129,482
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	12,369	13,230
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	11,572	12,636
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	24,084	25,593
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	22,375	23,932
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	53,837	57,634
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	8,006	8,545
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	41,251	44,070
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	15,707	16,786
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	131,822	143,264
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	197,735	214,219
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	9,471	10,315
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	45,471	49,701
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	22,717	24,527
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	43,876	47,221
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	58,966	63,103
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	6,410	6,980
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	87,146	96,205
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	130,967	137,985
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	75,184	80,254
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	101,566	110,035
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	858,317	904,992
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	171,688	185,695
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	42,303	45,203
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	28,308	30,392
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	38,368	40,513
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	56,590	59,041
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	7,336	7,793
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	6,716	7,140
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	22,560	24,453

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	$ 213,591	$ 225,217
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	115,388	121,611
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	58,078	62,193
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	9,276	9,959
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	215,167	233,162
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	45,806	49,201
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	187,317	200,904
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	44,980	48,494
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	15,328	16,407
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	32,671	34,511
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	80,438	85,151
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	51,765	54,054
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	266,831	276,978
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	72,953	76,154
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	159,177	167,364
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	63,895	67,334
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	23,234	24,421
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	36,138	38,068
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	30,727	32,723
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	30,042	32,319
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	53,617	57,184
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	65,628	70,602
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	38,905	41,424
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	17,675	18,899
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	11,774	12,573
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	39,147	42,251
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	20,754	22,101
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	47,080	50,883
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	107,644	114,826
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	56,886	62,463
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	20,292	21,317
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	197,144	206,691
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	224,473	240,543
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	120,271	128,558
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	22,002	23,718
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	169,960	182,841
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	11,681	12,713
Total U.S. Government Agency Mortgage-Backed Securities (Cost $8,000,988)				$ 8,290,258

Preferred Securities–0.8%		Rate	Quantity	Value
Financials–0.7%
Bank of America Corp. DR (Rate is fixed until 09/05/2024, at which point, the rate becomes QL + 371) (Banks)	(c)	6.250%	286,000	$ 307,807
Bank of America Corp. DR (Rate is fixed until 03/17/2025, at which point, the rate becomes QL + 390) (Banks)	(c)	6.100%	124,000	134,385
Bank of New York Mellon Corp. / The DR (Rate is fixed until 09/20/2025, at which point, the rate becomes H15T5Y + 436) (Capital Markets)	(c)	4.700%	61,000	65,072
Charles Schwab Corp. / The DR (Rate is fixed until 06/01/2026, at which point, the rate becomes H15T5Y + 317) (Capital Markets)	(c)	4.000%	455,000	464,100
Citigroup, Inc. DR (Rate is fixed until 01/30/2023, at which point, the rate becomes QL + 407) (Banks)	(c)	5.950%	217,000	223,510
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes QL + 391) (Banks)	(c)	5.950%	142,000	151,940
Citigroup, Inc. (Rate is fixed until 12/10/2025, at which point, the rate becomes H15T5Y + 360) (Banks)	(c)	4.000%	101,000	101,758
Citigroup, Inc. DR (Rate is fixed until 02/15/2023, at which point, the rate becomes QL + 423) (Banks)	(c)	5.900%	27,000	27,810
Discover Financial Services (Rate is fixed until 09/23/2025, at which point, the rate becomes H15T5Y + 578) (Consumer Finance)	(c)	6.125%	404,000	445,410
Fifth Third Bancorp DR (Rate is fixed until 09/30/2025, at which point, the rate becomes H15T5Y + 422) (Banks)	(c)	4.500%	76,000	80,465
Goldman Sachs Group, Inc. / The DR (Rate is fixed until 11/10/2026, at which point, the rate becomes H15T5Y + 295) (Capital Markets)	(c)	4.125%	120,000	121,972
JPMorgan Chase & Co. DR (Banks)		QL + 347	131,000	131,655
JPMorgan Chase & Co. DR (Banks)		QL + 380	110,000	109,999
JPMorgan Chase & Co. DR (Banks)		QL + 332	65,000	65,241
Morgan Stanley DR (Capital Markets)		QL + 361	33,000	33,017
Truist Financial Corp. DR (Rate is fixed until 09/01/2030, at which point, the rate becomes H15T10Y + 435) (Banks)	(c)	5.100%	256,000	286,080
Wells Fargo & Co. DR (Rate is fixed until 06/15/2025, at which point, the rate becomes QL + 399) (Banks)	(c)	5.875%	292,000	319,010
				3,069,231
Industrials–0.1%
General Electric Co. (Industrial Conglomerates)		QL + 333	336,000	332,640

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2021
Preferred Securities (Continued)		Rate	Quantity	Value
Utilities–0.0%
Vistra Corp. (Rate is fixed until 12/15/2026, at which point, the rate becomes H15T5Y + 574) (Ind. Power & Renewable Elec.)	(b)(c)	7.000%	107,000	$ 108,380
Total Preferred Securities (Cost $3,429,868)				$ 3,510,251

Sovereign Issues–0.7%		Rate	Maturity	Face Amount	Value
CDBL Funding 1		3.500%	10/24/2027	$ 230,000	$ 239,861
Colombia Government International Bond		3.125%	04/15/2031	540,000	484,164
Comision Federal de Electricidad	(b)	3.348%	02/09/2031	236,000	230,978
Corp. Financiera de Desarrollo SA	(b)	2.400%	09/28/2027	435,000	423,037
Dominican Republic International Bond	(b)	4.875%	09/23/2032	250,000	254,062
Egypt Government International Bond	(b)	5.875%	02/16/2031	307,000	271,597
ENA Master Trust	(b)	4.000%	05/19/2048	203,000	203,508
Oleoducto Central SA	(b)	4.000%	07/14/2027	410,000	407,745
Oman Government International Bond		4.875%	02/01/2025	200,000	208,007
Oman Government International Bond	(b)	6.250%	01/25/2031	230,000	251,236
Total Sovereign Issues (Cost $3,061,294)					$ 2,974,195

Taxable Municipal Bonds–0.1%	Rate	Maturity	Face Amount	Value
Ochsner LSU Health System of North Louisiana	2.510%	05/15/2031	$ 230,000	$ 224,948
Tobacco Settlement Finance Authority	3.000%	06/01/2035	164,787	168,741
University of California	3.071%	05/15/2051	310,000	312,610
Total Taxable Municipal Bonds (Cost $706,539)				$ 706,299

Money Market Funds–5.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(g)	17,506,249	$ 17,508,000
State Street Institutional U.S. Government Money Market Fund, 0.025%	(g)	6,562,698	6,562,698
Total Money Market Funds (Cost $24,071,682)			$ 24,070,698
Total Investments – 100.2% (Cost $355,074,441)	(h)		$448,072,979
Liabilities in Excess of Other Assets – (0.2)%			(1,114,140)
Net Assets – 100.0%			$446,958,839

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
DR:	Depositary Receipt
H15T10Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 10 Year, 1.520% at 12/31/2021
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 0.390% at 12/31/2021
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 1.260% at 12/31/2021
ML:	Monthly U.S. LIBOR Rate, 0.101% at 12/31/2021
QL:	Quarterly U.S. LIBOR Rate, 0.209% at 12/31/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 12/31/2021
SOFR30A:	30 Day Average Secured Overnight Financing Rate, 0.050% at 12/31/2021
UMBS TBA:	Uniform Mortgage-Backed Security; the securities actually delivered on settlement of the To Be Announced ("TBA") could be issued by Fannie Mae, Freddie Mac, or any combination thereof
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 1.350% at 12/31/2021

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2021, the value of these securities totaled $43,152,567, or 9.7% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2021.
(d)	Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2021. The market value pledged totaled $4,332,928. See also the following Schedule of Open Futures Contracts.
(e)	100 shares per contract.
(f)	Interest-only security
(g)	Rate represents the seven-day yield at December 31, 2021.
(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Open Futures Contracts	December 31, 2021
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	52	March 18, 2022	$ 12,084,936	$ 12,372,100	$ 287,164	$ (35,750)
CBT U.S. Ultra Bond - Long	22	March 22, 2022	4,232,439	4,336,750	104,311	33,469
CBT 10-Year U.S. Treasury Note - Long	1,370	March 22, 2022	177,812,334	178,742,188	929,854	85,625
CBT U.S. Long Bond - Long	79	March 22, 2022	12,466,683	12,674,563	207,880	44,438
CBT 5-Year U.S. Treasury Note - Long	52	March 31, 2022	6,293,740	6,290,781	(2,959)	3,866
CBT 2-Year U.S. Treasury Note - Long	115	March 31, 2022	25,118,282	25,089,766	(28,516)	7,711
			$238,008,414	$239,506,148	$1,497,734	$139,359
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Ultra Bond - Short	20	March 22, 2022	$ (2,887,004)	$ (2,928,750)	$ (41,746)	$ (3,492)
Total Futures Contracts			$235,121,410	$236,577,398	$1,455,988	$135,867
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated Core Plus Bond Portfolio seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).
Performance as of December 31, 2021
Average Annual returns
One year	-1.27%
Since inception (5/1/20)	2.00%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.66% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned -1.27% versus -1.58% for its benchmark, the ICE BofAML U.S. Broad Market Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In 2021, U.S. economic activity accelerated relative to the previous year, due to the passage of a $1.9 trillion fiscal stimulus package, increased COVID-19 vaccination rates, and the decline in the unemployment rate. In addition, the emergence of inflation above targets contributed to the Federal Reserve’s decision to begin reducing its monthly purchases of U.S. Treasuries and Agency Mortgage-Backed-Securities. As a result, the U.S. Treasury curve “bear flattened” during the year. U.S. Treasury rates increased for all maturities of six months and longer. The magnitude of the rate increases was the greatest for maturities of two years through ten years.
The Portfolio’s average duration position was less than that of the benchmark’s duration over the reporting period and generated positive returns relative to the benchmark in an interest rate rising environment. The positive contribution from higher U.S. Treasury rates was partially offset by the Portfolio’s yield curve positioning. The Portfolio’s yield curve positioning varied between a steepening and flattening bias throughout various points in the year. Overall, the Portfolio’s yield curve positioning generated negative returns relative to the benchmark. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The Portfolio was positively affected by its sector allocation during the reporting period. The Portfolio benefited from its underweights to the under-performing, higher quality U.S. Treasury Obligations and mortgage-backed security sectors. Overweights to the outperforming capital goods and energy sectors also contributed positively to performance. In addition, out of index exposures to bank and trade finance loans also contributed. The Portfolio was negatively impacted by its underweights to the strong performing, U.S. taxable municipal and commercial mortgage-backed security sectors.
The Portfolio’s security selection during the reporting period also positively contributed to relative returns. Specifically, the Portfolio had positive security selection in the energy, asset backed securities, mortgage-backed securities, media, and consumer goods. The Portfolio was negatively impacted by security selection in banking, financial services, foreign sovereign, transportation, utility, and real estate securities. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s short position in the U.S. Ultra Bond Futures March 2021 contract outperformed in a period in which the 30-year U.S. Treasury rate increased, and was the top relative contributor. The second largest contributor, the Portfolio’s holding of the 2051 maturity U.S. Treasury Bill outperformed due to the timing of the purchase. This security was purchased at the end of June and 30-year Treasury rates declined from that point to the end of the year. The third largest contributor was an approximately 2.5% out of benchmark position in the Federated Hermes Core Trust - Bank Loan Core Fund. This exposure to lower quality bank loans in a risk-on environment outperformed the higher quality benchmark.
The Portfolio’s short position in the US Ultra Bond Futures September 2021 contract, the largest relative detractor, underperformed in a period in which the 30-year U.S. Treasury rate declined. The second largest detractor was the Portfolio’s holding of the 2050 maturity U.S. Treasury Bill for the entire reporting period, which underperformed due to the longer duration of this security in a period in which U.S. Treasury rates increased across the treasury curve. The third largest detractor was an approximately 3.7% out of benchmark position in the Federated Hermes Core Trust - Emerging Market Core Fund. This exposure to lower quality emerging market bonds underperformed due to slowing China growth, China-specific real estate sector risks, lower COVID-19 vaccination rates in emerging countries, and increased geo-political risks. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  U.S. interest rate futures were utilized to calibrate the Portfolio’s duration and yield curve positioning. The futures shortened the Portfolio’s average duration during the year, which was a positive contributor, while the impact of the futures on the Portfolio’s yield curve positioning was slightly detrimental to performance. Overall, the use of interest rate futures did not have a meaningful impact on the Portfolio’s performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Corporate Bonds (4)	40.2
U.S. Treasury Obligations	24.5
U.S. Government Agency Mortgage-Backed Securities	20.2
Investment Companies	8.9
Asset-Backed / Mortgage-Backed Securities (4)	1.8
Sovereign Issues	0.7
U.S. Government Agency Issues	0.1
Money Market Funds and Other Net Assets	3.6
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	U.S. Treasury Note 0.125%, 06/30/2023	3.8
2.	Federated Hermes Core Trust - Emerging Markets Core Fund	3.4
3.	Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	3.0
4.	Federated Hermes Core Trust - Bank Loan Core Fund	2.5
5.	U.S. Treasury Note 0.875%, 06/30/2026	2.5
6.	U.S. Treasury Note 2.375%, 05/15/2051	2.4
7.	U.S. Treasury Note 1.625%, 05/15/2031	1.9
8.	U.S. Treasury Note 1.250%, 06/30/2028	1.8
9.	U.S. Treasury Note 2.250%, 05/15/2041	1.2
10.	U.S. Treasury Note 1.375%, 11/15/2031	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed / Mortgage Backed Securities):
% of Net Assets
Financials	10.9
Industrials	5.4
Communication Services	4.9
Health Care	3.7
Energy	3.5
Consumer Staples	2.8
Information Technology	2.7
Consumer Discretionary	2.3
Utilities	2.1
Real Estate	1.9
Materials	1.8
42.0

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio
Schedule of Investments	December 31, 2021
Corporate Bonds–40.2%		Rate	Maturity	Face Amount	Value
Communication Services–4.9%
Alphabet, Inc. (Interactive Media & Svs.)		1.900%	08/15/2040	$ 650,000	$ 591,891
AMC Networks, Inc. (Media)		5.000%	04/01/2024	20,000	20,150
AMC Networks, Inc. (Media)		4.250%	02/15/2029	100,000	99,375
America Movil S.A.B de C.V. (Wireless Telecom. Svs.)		2.875%	05/07/2030	550,000	570,492
AT&T, Inc. (Diversified Telecom. Svs.)		0.900%	03/25/2024	550,000	547,515
AT&T, Inc. (Diversified Telecom. Svs.)		1.700%	03/25/2026	550,000	547,159
AT&T, Inc. (Diversified Telecom. Svs.)		4.300%	02/15/2030	175,000	196,961
AT&T, Inc. (Diversified Telecom. Svs.)		3.500%	06/01/2041	875,000	899,276
AT&T, Inc. (Diversified Telecom. Svs.)		3.800%	12/01/2057	1,870,000	1,946,786
Audacy Capital Corp. (Media)	(a)	6.500%	05/01/2027	100,000	98,920
Audacy Capital Corp. (Media)	(a)	6.750%	03/31/2029	150,000	146,545
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	150,000	159,750
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.500%	05/01/2026	25,000	25,755
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	150,000	156,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	450,000	460,435
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	02/01/2031	225,000	226,976
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	06/01/2033	175,000	178,540
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	750,000	1,024,190
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.800%	03/01/2050	705,000	789,342
Comcast Corp. (Media)		3.400%	04/01/2030	225,000	245,558
Comcast Corp. (Media)		3.450%	02/01/2050	2,250,000	2,402,600
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	200,000	206,750
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	250,000	268,125
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	200,000	199,250
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	200,000	189,250
CSC Holdings LLC (Media)	(a)	4.500%	11/15/2031	300,000	296,250
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	148,000	153,550
Deutsche Telekom International Finance B.V. (Diversified Telecom. Svs.)	(a)	3.600%	01/19/2027	1,100,000	1,178,433
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	25,000	7,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (Media)	(a)	5.875%	08/15/2027	125,000	127,964
DISH DBS Corp. (Media)	(a)	5.250%	12/01/2026	50,000	50,789
DISH DBS Corp. (Media)		7.375%	07/01/2028	125,000	126,563
DISH DBS Corp. (Media)		5.125%	06/01/2029	225,000	204,750
Fox Corp. (Media)		5.576%	01/25/2049	375,000	511,836
Gray Escrow II, Inc. (Media)	(a)	5.375%	11/15/2031	175,000	180,031
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	25,000	25,828
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	125,000	124,219
Grupo Televisa S.A.B. (Media)		5.000%	05/13/2045	1,100,000	1,298,349
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	50,000	51,875
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	200,000	210,868
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	225,000	234,023
Interpublic Group of Cos., Inc. / The (Media)		3.375%	03/01/2041	1,395,000	1,436,263
Lamar Media Corp. (Media)		3.750%	02/15/2028	75,000	75,188
Lamar Media Corp. (Media)		4.875%	01/15/2029	75,000	78,281
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	125,000	130,000
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	150,000	156,060
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	25,000	25,250
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	3.625%	10/01/2031	50,000	48,563
Midas OpCo Holdings LLC (Media)	(a)	5.625%	08/15/2029	200,000	204,750
Millennium Escrow Corp. (Interactive Media & Svs.)	(a)	6.625%	08/01/2026	75,000	75,188
Nexstar Media, Inc. (Media)	(a)	5.625%	07/15/2027	250,000	263,530
Nexstar Media, Inc. (Media)	(a)	4.750%	11/01/2028	75,000	76,406
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	3.500%	02/15/2028	100,000	95,197
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	125,000	121,875
ROBLOX Corp. (Entertainment)	(a)	3.875%	05/01/2030	75,000	76,076
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	275,000	288,905
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	150,000	152,250
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	100,000	97,000
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	100,000	97,000
Sirius XM Radio, Inc. (Media)	(a)	3.125%	09/01/2026	100,000	100,029
Sirius XM Radio, Inc. (Media)	(a)	5.500%	07/01/2029	50,000	53,875
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	100,000	100,000
Sirius XM Radio, Inc. (Media)	(a)	3.875%	09/01/2031	250,000	245,113
Sky Ltd. (Media)	(a)	3.750%	09/16/2024	575,000	612,261
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	50,000	63,250
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	75,000	90,045

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
TEGNA, Inc. (Media)	(a)	4.750%	03/15/2026	$ 100,000	$ 104,000
TEGNA, Inc. (Media)		4.625%	03/15/2028	150,000	151,619
TEGNA, Inc. (Media)		5.000%	09/15/2029	75,000	76,688
Telefonica Emisiones SA (Diversified Telecom. Svs.)		4.895%	03/06/2048	1,100,000	1,323,086
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	600,000	618,000
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	250,000	270,193
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.750%	02/01/2028	525,000	552,563
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.375%	04/15/2029	200,000	203,788
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	04/15/2050	450,000	526,681
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.300%	02/15/2051	700,000	683,651
Townsquare Media, Inc. (Media)	(a)	6.875%	02/01/2026	25,000	26,531
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	25,000	25,250
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	200,000	204,000
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	175,000	180,250
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.400%	03/22/2041	1,205,000	1,261,567
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	1,300,000	1,492,702
ViacomCBS, Inc. (Media)		4.950%	01/15/2031	800,000	953,008
ViacomCBS, Inc. (Media)		4.900%	08/15/2044	450,000	547,539
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	400,000	398,000
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.750%	07/15/2031	200,000	202,500
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	525,000	567,236
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	650,000	846,622
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	125,000	140,210
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	525,000	692,624
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	350,000	395,803
WMG Acquisition Corp. (Entertainment)	(a)	3.750%	12/01/2029	50,000	49,875
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	50,000	50,813
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	176,000	180,840
Ziggo Bond Co. B.V. (Media)	(a)	5.125%	02/28/2030	400,000	402,000
					34,869,913
Consumer Discretionary–2.3%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	350,000	343,875
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	100,000	106,625
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	250,000	255,000
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	1,375,000	1,499,677
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	175,000	182,000
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	875,000	1,028,417
Amazon.com, Inc. (Internet & Direct Marketing Retail)		2.500%	06/03/2050	725,000	690,299
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	50,000	51,010
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	75,000	77,531
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	4.625%	11/15/2029	100,000	101,875
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	5.000%	02/15/2032	75,000	77,827
AutoNation, Inc. (Specialty Retail)		4.750%	06/01/2030	585,000	668,241
AutoNation, Inc. (Specialty Retail)		2.400%	08/01/2031	550,000	530,482
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	37,000	39,646
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	250,000	255,000
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	100,000	104,962
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	75,000	83,058
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	10/15/2029	125,000	125,000
Clarios Global LP (Automobiles)	(a)	6.750%	05/15/2025	122,000	127,795
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	22,000	23,018
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	300,000	318,000
Daimler Finance North America LLC (Automobiles)	(a)	3.350%	02/22/2023	950,000	976,361
Daimler Trucks Finance North America LLC (Automobiles)	(a)	2.000%	12/14/2026	540,000	542,304
Daimler Trucks Finance North America LLC (Automobiles)	(a)	2.375%	12/14/2028	180,000	180,856
Dana Financing Luxembourg SARL (Auto Components)	(a)	5.750%	04/15/2025	75,000	76,781
Dana, Inc. (Auto Components)		5.375%	11/15/2027	125,000	131,087
Dana, Inc. (Auto Components)		4.500%	02/15/2032	100,000	99,750
Dollar General Corp. (Multiline Retail)		3.875%	04/15/2027	1,075,000	1,178,886
Dornoch Debt Merger Sub, Inc. (Auto Components)	(a)	6.625%	10/15/2029	200,000	197,500
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		3.800%	02/15/2028	750,000	801,862
Gap, Inc. / The (Specialty Retail)	(a)	3.625%	10/01/2029	25,000	24,728
Gap, Inc. / The (Specialty Retail)	(a)	3.875%	10/01/2031	50,000	49,313
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	225,000	242,592
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	275,000	283,938
General Motors Co. (Automobiles)		6.125%	10/01/2025	575,000	660,519
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	05/01/2025	100,000	104,060
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	100,000	99,474

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Home Depot, Inc. / The (Specialty Retail)		3.300%	04/15/2040	$ 1,300,000	$ 1,409,429
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	200,000	204,000
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	50,000	52,316
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.125%	11/15/2029	25,000	25,000
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	75,000	79,957
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		4.500%	01/15/2028	75,000	81,000
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	75,000	78,375
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	50,000	52,000
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	150,000	150,750
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	325,000	341,214
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	100,000	102,000
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	50,000	48,500
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	125,000	126,250
Real Hero Merger Sub 2, Inc. (Auto Components)	(a)	6.250%	02/01/2029	325,000	324,493
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.625%	07/01/2025	100,000	106,750
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	200,000	223,000
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	08/15/2029	125,000	127,282
Signal Parent, Inc. (Diversified Consumer Svs.)	(a)	6.125%	04/01/2029	150,000	133,125
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	150,000	155,250
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	125,000	125,712
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.625%	12/01/2031	50,000	50,410
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	25,000	25,938
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	4.375%	08/15/2028	75,000	77,250
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		3.625%	03/15/2031	50,000	49,812
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	150,000	159,393
					16,648,555
Consumer Staples–2.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	106,000
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(a)	3.800%	01/25/2050	1,025,000	1,108,813
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	1,500,000	1,450,874
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	600,000	705,191
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	2,050,000	2,527,277
B.A.T. Capital Corp. (Tobacco)		3.734%	09/25/2040	300,000	288,161
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	1,025,000	1,071,968
Coca-Cola Europacific Partners PLC (Beverages)	(a)	1.500%	01/15/2027	600,000	587,818
Coca-Cola Femsa S.A.B de C.V. (Beverages)		2.750%	01/22/2030	750,000	767,070
Coca-Cola Femsa S.A.B de C.V. (Beverages)		1.850%	09/01/2032	450,000	424,080
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	600,000	655,346
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	75,000	79,609
Edgewell Personal Care Co. (Personal Products)	(a)	4.125%	04/01/2029	75,000	75,563
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	150,000	146,392
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	925,000	992,140
Flowers Foods, Inc. (Food Products)		2.400%	03/15/2031	185,000	182,201
General Mills, Inc. (Food Products)		3.700%	10/17/2023	150,000	156,956
Grupo Bimbo S.A.B de C.V. (Food Products)	(a)	4.875%	06/27/2044	925,000	1,103,738
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	150,000	163,195
Kraft Heinz Foods Co. (Food Products)		3.875%	05/15/2027	150,000	162,021
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	1,250,000	1,463,750
Kroger Co. / The (Food & Staples Retailing)		3.950%	01/15/2050	575,000	661,153
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	10/15/2027	50,000	52,188
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	4.250%	08/01/2029	75,000	74,405
Philip Morris International, Inc. (Tobacco)		3.875%	08/21/2042	865,000	930,337
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	475,000	490,437
Post Holdings, Inc. (Food Products)	(a)	5.500%	12/15/2029	100,000	105,063
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	75,000	76,388
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	1,025,000	1,020,799
Smithfield Foods, Inc. (Food Products)	(a)	2.625%	09/13/2031	500,000	483,765
Sysco Corp. (Food & Staples Retailing)		4.450%	03/15/2048	1,025,000	1,206,081
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.750%	02/15/2029	150,000	152,437
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.625%	06/01/2030	125,000	126,394
Unilever Capital Corp. (Personal Products)		0.375%	09/14/2023	100,000	99,367
					19,696,977

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy–3.5%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	$ 125,000	$ 137,755
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	225,000	233,156
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	100,000	104,863
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	150,000	158,252
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/15/2026	32,000	36,434
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	03/01/2030	75,000	80,175
Apache Corp. (Oil, Gas & Consumable Fuels)		4.375%	10/15/2028	75,000	81,599
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	125,000	131,250
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	150,000	156,408
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	100,000	101,375
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	100,000	96,219
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	600,000	619,337
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.194%	04/06/2025	500,000	527,328
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	1,000,000	1,079,896
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	725,000	731,930
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		4.250%	04/15/2027	1,300,000	1,416,988
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	150,000	153,000
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	100,000	106,000
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	3.250%	01/31/2032	50,000	50,500
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	25,000	26,593
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	25,000	26,744
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	650,000	690,016
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	04/15/2030	125,000	124,531
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	150,000	162,690
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	225,000	230,062
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.000%	05/01/2029	75,000	77,812
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	75,000	78,000
Eastern Gas Transmission & Storage, Inc. (Oil, Gas & Consumable Fuels)	(a)	3.900%	11/15/2049	150,000	166,054
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	700,000	898,675
Energy Transfer LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	700,000	741,759
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.700%	01/31/2051	1,150,000	1,206,503
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	75,000	77,437
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	275,000	300,439
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	75,000	78,000
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	175,000	212,626
EQT Corp. (Oil, Gas & Consumable Fuels)		6.625%	02/01/2025	75,000	84,563
EQT Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2029	25,000	27,688
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3.625%	05/15/2031	50,000	51,875
Hess Corp. (Oil, Gas & Consumable Fuels)		5.600%	02/15/2041	980,000	1,209,870
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	75,000	78,094
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	4.250%	02/15/2030	75,000	74,438
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	75,000	74,719
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		3.250%	08/01/2050	420,000	401,915
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		4.400%	07/15/2027	1,025,000	1,122,764
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	725,000	853,187
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	125,000	115,625
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	25,000	22,625
Nabors Industries, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.375%	05/15/2027	50,000	51,760
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.000%	06/01/2026	150,000	162,750
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	75,000	83,250
Oasis Midstream Partners LP / OMP Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	75,000	81,750
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	50,000	52,375
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	125,000	145,937
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	100,000	134,866
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	175,000	223,126
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.300%	08/15/2039	175,000	174,522
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	04/15/2046	150,000	153,750
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		2.200%	09/15/2025	225,000	227,253
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.500%	03/15/2050	875,000	969,087
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	125,000	129,174
Phillips 66 (Oil, Gas & Consumable Fuels)		0.900%	02/15/2024	150,000	148,887
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	500,000	533,132
Phillips 66 (Oil, Gas & Consumable Fuels)		4.875%	11/15/2044	725,000	914,043
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	75,000	76,441
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	50,000	51,625

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
Range Resources Corp. (Oil, Gas & Consumable Fuels)		9.250%	02/01/2026	$ 25,000	$ 26,945
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	100,000	111,500
Rattler Midstream LP (Oil, Gas & Consumable Fuels)	(a)	5.625%	07/15/2025	25,000	26,000
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2029	100,000	103,000
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		0.375%	09/15/2023	680,000	675,451
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	50,000	51,375
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	100,000	103,500
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		7.750%	10/01/2027	25,000	26,969
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	75,000	80,361
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.750%	02/01/2032	25,000	26,328
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		3.750%	03/04/2051	1,150,000	1,234,264
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	10/01/2026	100,000	104,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	100,000	104,346
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	150,000	154,585
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	02/01/2031	150,000	162,892
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	4.000%	01/15/2032	75,000	78,375
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	300,000	312,000
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	500,000	551,323
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		2.800%	12/01/2031	500,000	498,440
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.000%	07/01/2022	100,000	100,250
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	200,000	217,500
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	75,000	90,375
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	25,000	29,863
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	725,000	782,694
					25,183,833
Financials–9.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.000%	10/29/2028	315,000	319,453
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.400%	10/29/2033	700,000	712,680
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	100,000	103,750
American Express Co. (Consumer Finance)	(a)	3.300%	05/03/2027	1,150,000	1,232,945
American International Group, Inc. (Insurance)		4.500%	07/16/2044	725,000	892,874
AmWINS Group, Inc. (Insurance)	(a)	4.875%	06/30/2029	125,000	126,250
Ardonagh Midco 2 PLC (Insurance)	(a)(b)	11.500%, 12.750% PIK	01/15/2027	212,750	236,938
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	75,000	75,562
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	125,000	121,562
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes QL + 64) (Banks)	(c)	2.015%	02/13/2026	3,425,000	3,469,080
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	2,600,000	2,626,455
Bank of America Corp. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 132) (Banks)	(c)	2.687%	04/22/2032	1,450,000	1,471,498
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	08/16/2023	1,850,000	1,890,076
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	575,000	566,623
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	300,000	294,750
Capital One Financial Corp. (Consumer Finance)		3.900%	01/29/2024	1,025,000	1,078,636
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	575,000	616,473
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes QL + 90) (Banks)	(c)	3.352%	04/24/2025	1,000,000	1,044,149
Citigroup, Inc. (Rate is fixed until 01/28/2026, at which point, the rate becomes SOFR + 77) (Banks)	(c)	1.122%	01/28/2027	875,000	852,237
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(c)	2.666%	01/29/2031	2,200,000	2,233,299
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	725,000	781,108
Comerica, Inc. (Banks)		3.800%	07/22/2026	675,000	728,247
Ford Motor Credit Co. LLC (Consumer Finance)		4.250%	09/20/2022	400,000	407,200
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	250,000	263,042
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	225,000	226,969
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	400,000	454,500
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	1,175,000	1,214,824
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	08/20/2027	1,025,000	1,042,595
General Motors Financial Co., Inc. (Consumer Finance)		2.400%	04/10/2028	725,000	727,990
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	1,075,000	1,136,741
Goldman Sachs Group, Inc. / The (Rate is fixed until 10/21/2026, at which point, the rate becomes SOFR + 91) (Capital Markets)	(c)	1.948%	10/21/2027	500,000	497,800

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	$ 1,900,000	$ 2,091,551
Goldman Sachs Group, Inc. / The (Rate is fixed until 01/27/2031, at which point, the rate becomes SOFR + 109) (Capital Markets)	(c)	1.992%	01/27/2032	1,100,000	1,054,655
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	175,000	181,562
Hartford Financial Services Group, Inc. / The (Insurance)		2.900%	09/15/2051	575,000	566,546
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	1,350,000	1,455,923
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	200,000	205,500
HUB International Ltd. (Insurance)	(a)	5.625%	12/01/2029	500,000	515,110
Hyundai Capital America (Consumer Finance)	(a)	2.375%	10/15/2027	1,330,000	1,322,533
Jefferies Group LLC (Diversified Financial Svs.)		2.750%	10/15/2032	605,000	598,356
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	1,100,000	1,211,441
JPMorgan Chase & Co. (Rate is fixed until 04/25/2022, at which point, the rate becomes QL + 94) (Banks)	(c)	2.776%	04/25/2023	1,350,000	1,358,621
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	725,000	761,270
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(c)	2.522%	04/22/2031	900,000	909,659
JPMorgan Chase & Co. (Rate is fixed until 11/19/2030, at which point, the rate becomes SOFR + 111) (Banks)	(c)	1.764%	11/19/2031	100,000	94,780
JPMorgan Chase & Co. (Rate is fixed until 02/04/2031, at which point, the rate becomes SOFR + 107) (Banks)	(c)	1.953%	02/04/2032	1,710,000	1,647,009
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(c)	2.580%	04/22/2032	100,000	101,285
LD Holdings Group LLC (Thrifts & Mortgage Finance)	(a)	6.125%	04/01/2028	25,000	23,563
Liberty Mutual Group, Inc. (Insurance)	(a)	3.951%	10/15/2050	650,000	719,462
Lincoln National Corp. (Insurance)		4.000%	09/01/2023	600,000	628,976
M&T Bank Corp. (Banks)		3.550%	07/26/2023	1,075,000	1,115,901
MetLife, Inc. (Insurance)		4.050%	03/01/2045	575,000	683,399
Morgan Stanley (Capital Markets)		4.100%	05/22/2023	650,000	676,994
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	650,000	775,334
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes QL + 114) (Capital Markets)	(c)	3.772%	01/24/2029	2,050,000	2,230,760
Morgan Stanley (Rate is fixed until 02/13/2031, at which point, the rate becomes SOFR + 103) (Capital Markets)	(c)	1.794%	02/13/2032	825,000	780,900
Morgan Stanley (Rate is fixed until 04/28/2031, at which point, the rate becomes SOFR + 102) (Capital Markets)	(c)	1.928%	04/28/2032	250,000	238,879
Nationwide Mutual Insurance Co. (Insurance)	(a)	4.950%	04/22/2044	460,000	557,898
Navient Corp. (Consumer Finance)		4.875%	03/15/2028	100,000	99,750
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	75,000	74,812
NFP Corp. (Insurance)	(a)	4.875%	08/15/2028	100,000	101,000
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	300,000	300,774
Nissan Motor Acceptance Co. LLC (Consumer Finance)	(a)	1.850%	09/16/2026	1,150,000	1,122,019
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.250%	01/15/2029	75,000	75,136
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.625%	03/15/2030	25,000	24,937
PNC Bank N.A. (Banks)		3.875%	04/10/2025	725,000	778,409
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	875,000	995,652
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	100,000	115,956
Regions Financial Corp. (Banks)		2.250%	05/18/2025	495,000	504,687
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	150,000	150,562
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	25,000	25,375
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	4.000%	10/15/2033	100,000	101,288
Stellantis Finance U.S., Inc. (Consumer Finance)	(a)	1.711%	01/29/2027	720,000	707,703
Stellantis Finance U.S., Inc. (Consumer Finance)	(a)	2.691%	09/15/2031	900,000	885,029
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	218,972
Synovus Bank (Rate is fixed until 02/10/2022, at which point, the rate becomes SOFR + 95) (Banks)	(c)	2.289%	02/10/2023	750,000	750,579
Travelers Cos., Inc. / The (Insurance)		2.550%	04/27/2050	875,000	831,880
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	275,000	280,156
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.750%	06/15/2027	50,000	50,125
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	04/15/2029	50,000	49,062
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	425,000	428,187
Volkswagen Group of America Finance LLC (Consumer Finance)	(a)	4.250%	11/13/2023	1,350,000	1,425,617
Wells Fargo & Co. (Banks)		3.750%	01/24/2024	1,025,000	1,076,207
Wells Fargo & Co. (Banks)		3.000%	10/23/2026	1,600,000	1,680,947
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes SOFR + 126) (Banks)	(c)	2.572%	02/11/2031	2,125,000	2,169,330
					64,978,324
Health Care–3.7%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	650,000	718,271

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	$ 625,000	$ 668,245
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	75,000	78,830
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	25,000	25,000
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	5.125%	03/01/2030	150,000	152,625
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	125,000	123,750
Alcon Finance Corp. (Health Care Equip. & Supplies)	(a)	2.600%	05/27/2030	700,000	706,409
Amgen, Inc. (Biotechnology)		3.375%	02/21/2050	675,000	702,088
Astrazeneca Finance LLC (Pharmaceuticals)		2.250%	05/28/2031	325,000	327,274
AstraZeneca PLC (Pharmaceuticals)		2.375%	06/12/2022	125,000	125,787
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	1,260,000	1,350,402
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	150,000	156,375
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	11/01/2029	150,000	151,637
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	250,000	262,500
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	81,000	82,503
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	50,000	50,813
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	225,000	207,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	300,000	264,750
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	250,000	237,560
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	02/15/2031	200,000	175,750
Bayer U.S. Finance LLC (Pharmaceuticals)	(a)	3.375%	10/08/2024	1,075,000	1,123,579
Becton Dickinson and Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	600,000	755,451
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.794%	05/20/2050	300,000	336,622
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	1,025,000	985,192
Bristol-Myers Squibb Co. (Pharmaceuticals)		0.750%	11/13/2025	345,000	335,988
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.900%	02/20/2028	1,100,000	1,226,033
Bristol-Myers Squibb Co. (Pharmaceuticals)		4.250%	10/26/2049	300,000	370,730
Catalent Pharma Solutions, Inc. (Pharmaceuticals)	(a)	3.500%	04/01/2030	50,000	49,858
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	450,000	469,125
Centene Corp. (Health Care Providers & Svs.)		2.450%	07/15/2028	25,000	24,625
Centene Corp. (Health Care Providers & Svs.)		2.625%	08/01/2031	75,000	73,500
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	3.750%	03/15/2029	100,000	101,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.625%	02/15/2025	150,000	155,250
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.625%	03/15/2027	75,000	79,375
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	75,000	76,406
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	75,000	74,199
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	575,000	600,518
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	1,225,000	1,480,554
Danaher Corp. (Life Sciences Tools & Svs.)		2.600%	10/01/2050	870,000	829,286
DaVita, Inc. (Health Care Providers & Svs.)	(a)	4.625%	06/01/2030	125,000	127,969
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		3.250%	06/01/2030	710,000	749,948
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	200,000	202,000
Grifols Escrow Issuer SA (Biotechnology)	(a)	4.750%	10/15/2028	200,000	204,044
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	100,000	109,900
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	250,000	280,937
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	100,000	105,688
HCA, Inc. (Health Care Providers & Svs.)		3.500%	07/15/2051	650,000	662,657
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	4.500%	10/01/2029	125,000	123,750
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	150,000	156,375
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	100,000	99,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Acquired 05/05/2020, Cost $12,500) (Pharmaceuticals)	(a)(d)	5.625%	10/15/2023	50,000	27,250
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	25,000	26,156
Mozart Debt Merger Sub, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	04/01/2029	100,000	99,647
Mozart Debt Merger Sub, Inc. (Health Care Equip. & Supplies)	(a)	5.250%	10/01/2029	225,000	228,069
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.500%	09/01/2028	75,000	76,031
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	225,000	213,975
Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	200,000	208,936
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		0.850%	09/15/2024	155,000	152,794
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1.900%	09/15/2028	295,000	287,999
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		3.300%	09/15/2029	575,000	608,577
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2.550%	03/15/2031	490,000	494,018
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.125%	01/15/2028	225,000	234,281
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	25,000	24,250
Regeneron Pharmaceuticals, Inc. (Biotechnology)		2.800%	09/15/2050	1,102,000	1,032,652
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	50,000	52,835
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	600,000	643,003
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	125,000	123,438
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	550,000	538,589

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		3.025%	07/09/2040	$ 600,000	$ 610,548
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	100,000	94,125
Teleflex, Inc. (Health Care Equip. & Supplies)	(a)	4.250%	06/01/2028	75,000	77,264
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	100,000	106,875
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	21,000	21,263
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	125,000	128,391
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	10/01/2028	125,000	132,026
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.250%	06/01/2029	150,000	152,323
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1.215%	10/18/2024	500,000	499,445
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2.900%	05/15/2050	320,000	325,967
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	75,000	78,281
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	875,000	909,688
					26,746,324
Industrials–5.4%
Airbus SE (Aerospace & Defense)	(a)	3.150%	04/10/2027	1,100,000	1,163,768
Allegion PLC (Building Products)		3.500%	10/01/2029	1,150,000	1,222,213
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	75,000	78,690
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	125,000	133,553
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	400,000	389,000
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.500%	04/20/2026	150,000	155,981
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.750%	04/20/2029	75,000	80,154
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	75,000	76,742
Ashtead Capital, Inc. (Trading Companies & Distributors)	(a)	2.450%	08/12/2031	455,000	443,030
BAE Systems PLC (Aerospace & Defense)	(a)	3.000%	09/15/2050	700,000	681,338
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	225,000	229,741
Boeing Co. / The (Aerospace & Defense)		2.500%	03/01/2025	600,000	612,054
Boeing Co. / The (Aerospace & Defense)		2.196%	02/04/2026	1,025,000	1,024,756
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	225,000	229,235
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	975,000	1,320,273
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	25,000	26,000
Burlington Northern Santa Fe LLC (Road & Rail)		3.000%	04/01/2025	475,000	498,857
Canadian Pacific Railway Co. (Road & Rail)		1.750%	12/02/2026	90,000	90,325
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	175,000	172,481
Canadian Pacific Railway Co. (Road & Rail)		3.000%	12/02/2041	75,000	76,693
Carrier Global Corp. (Building Products)		2.722%	02/15/2030	80,000	81,699
Carrier Global Corp. (Building Products)		3.577%	04/05/2050	800,000	850,582
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	07/01/2029	125,000	126,765
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	1,100,000	1,197,409
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	175,000	187,049
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	300,000	298,500
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	5.000%	12/15/2029	50,000	51,152
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	1,025,000	1,060,708
ERAC U.S.A. Finance LLC (Road & Rail)	(a)	3.850%	11/15/2024	1,350,000	1,429,163
Experian Finance PLC (Professional Svs.)	(a)	4.250%	02/01/2029	650,000	721,618
FedEx Corp. (Air Freight & Logistics)		4.250%	05/15/2030	300,000	341,133
FedEx Corp. (Air Freight & Logistics)		4.050%	02/15/2048	600,000	673,598
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	250,000	245,625
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	75,000	74,625
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	175,000	167,125
GE Capital International Funding Co. Unlimited Co. (Industrial Conglomerates)		4.418%	11/15/2035	487,000	581,166
General Dynamics Corp. (Aerospace & Defense)		1.150%	06/01/2026	670,000	663,799
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	1.650%	07/15/2026	685,000	668,382
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	2.650%	07/15/2031	670,000	661,732
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	100,000	100,250
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	100,000	99,250
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	390,000	391,574
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	270,000	280,658
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	1,175,000	1,243,392
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	25,000	26,188
Kansas City Southern (Road & Rail)		3.500%	05/01/2050	675,000	717,620
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	225,000	228,375
Lennox International, Inc. (Building Products)		3.000%	11/15/2023	1,125,000	1,156,955
Lockheed Martin Corp. (Aerospace & Defense)		2.900%	03/01/2025	775,000	811,676
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	25,000	25,063
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	225,000	225,000
Masco Corp. (Building Products)		3.500%	11/15/2027	650,000	695,707
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.625%	10/01/2028	75,000	77,437
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	4.500%	07/15/2029	50,000	49,187

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.875%	10/01/2030	$ 200,000	$ 211,168
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	1,175,000	1,257,506
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	3.450%	07/01/2024	1,000,000	1,047,801
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	1.700%	06/15/2026	600,000	593,093
Ritchie Bros Holdings, Inc. (Commercial Svs. & Supplies)	(a)	4.750%	12/15/2031	25,000	26,094
Roper Technologies, Inc. (Industrial Conglomerates)		1.000%	09/15/2025	1,025,000	1,001,442
Ryder System, Inc. (Road & Rail)		3.400%	03/01/2023	1,050,000	1,077,233
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	25,000	26,250
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	75,000	74,734
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	125,000	131,562
Southwest Airlines Co. (Airlines)		5.250%	05/04/2025	1,075,000	1,193,984
Southwest Airlines Co. (Airlines)		5.125%	06/15/2027	350,000	400,128
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	375,000	386,025
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	200,000	205,000
Terex Corp. (Machinery)	(a)	5.000%	05/15/2029	50,000	51,375
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	1,000,000	1,073,139
TK Elevator Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	200,000	214,250
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	275,000	285,828
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	375,000	386,250
TransDigm, Inc. (Aerospace & Defense)		4.625%	01/15/2029	25,000	24,917
TransDigm, Inc. (Aerospace & Defense)		4.875%	05/01/2029	50,000	50,215
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	250,000	261,250
Union Pacific Corp. (Road & Rail)		2.375%	05/20/2031	385,000	392,432
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	200,000	210,175
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	50,000	54,125
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	25,000	25,375
Valmont Industries, Inc. (Construction & Engineering)		5.000%	10/01/2044	40,000	49,353
Valmont Industries, Inc. (Construction & Engineering)		5.250%	10/01/2054	265,000	338,051
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	600,000	668,976
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	150,000	156,000
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	75,000	79,500
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	175,000	191,844
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	300,000	312,222
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	150,000	156,375
White Cap Parent LLC (Building Products)	(a)(b)	8.250%, 9.000% PIK	03/15/2026	100,000	102,250
Xylem, Inc. (Machinery)		2.250%	01/30/2031	655,000	649,124
					38,280,092
Information Technology–2.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	600,000	639,518
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.375%	02/08/2041	375,000	363,916
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	75,000	74,902
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	4.000%	07/01/2029	50,000	51,644
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	285,000	316,081
Broadcom, Inc. (Semiconductors & Equip.)	(a)	3.419%	04/15/2033	1,060,000	1,111,200
Broadcom, Inc. (Semiconductors & Equip.)	(a)	3.187%	11/15/2036	15,000	14,974
Broadcom, Inc. (Semiconductors & Equip.)	(a)	3.750%	02/15/2051	325,000	339,789
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.125%	05/01/2025	75,000	77,062
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		2.670%	12/01/2026	655,000	671,116
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	25,000	25,813
Cisco Systems, Inc. (Communications Equip.)		3.625%	03/04/2024	825,000	875,226
Dell International LLC / EMC Corp. (Computers & Peripherals)		5.850%	07/15/2025	1,025,000	1,161,782
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)	(a)	9.375%	07/15/2025	75,000	80,755
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	150,000	148,407
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	50,000	51,396
Fidelity National Information Services, Inc. (IT Svs.)		3.100%	03/01/2041	305,000	307,957
Fiserv, Inc. (IT Svs.)		3.800%	10/01/2023	450,000	470,399
Fiserv, Inc. (IT Svs.)		3.500%	07/01/2029	600,000	645,264
Fortinet, Inc. (Software)		1.000%	03/15/2026	670,000	648,986
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	25,000	26,110
Global Payments, Inc. (IT Svs.)		1.200%	03/01/2026	660,000	640,637
Global Payments, Inc. (IT Svs.)		2.150%	01/15/2027	600,000	602,387
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	150,000	155,062
Helios Software Holdings Inc / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	200,000	196,500
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.000%	12/15/2029	50,000	51,061
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)		3.000%	10/30/2029	750,000	778,172
Leidos, Inc. (IT Svs.)		3.625%	05/15/2025	345,000	366,362
Leidos, Inc. (IT Svs.)		4.375%	05/15/2030	800,000	891,296
LogMeIn, Inc. (Software)	(a)	5.500%	09/01/2027	150,000	151,800

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
Micron Technology, Inc. (Semiconductors & Equip.)		4.663%	02/15/2030	$ 750,000	$ 864,360
Micron Technology, Inc. (Semiconductors & Equip.)		3.366%	11/01/2041	265,000	272,121
Microsoft Corp. (Software)		2.375%	05/01/2023	1,200,000	1,225,360
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.750%	09/01/2027	50,000	52,250
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.000%	10/01/2028	25,000	25,750
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.125%	04/15/2029	25,000	25,880
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.250%	10/01/2030	100,000	102,750
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	3.875%	09/01/2028	75,000	76,875
Open Text Corp. (Software)	(a)	3.875%	02/15/2028	75,000	76,444
Open Text Corp. (Software)	(a)	3.875%	12/01/2029	50,000	50,625
Oracle Corp. (Software)		3.600%	04/01/2050	2,000,000	1,958,278
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	25,000	25,438
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	225,000	219,510
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	75,000	76,875
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		3.125%	07/15/2029	125,000	122,062
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1.800%	06/01/2026	50,000	49,484
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	175,000	182,875
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	25,000	25,375
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	125,000	124,219
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	660,000	663,300
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	225,000	232,875
Viavi Solutions, Inc. (Communications Equip.)	(a)	3.750%	10/01/2029	25,000	24,999
VMware, Inc. (Software)		1.400%	08/15/2026	240,000	235,868
VMware, Inc. (Software)		2.200%	08/15/2031	190,000	186,617
Vontier Corp. (Electronic Equip., Instr. & Comp.)	(a)	1.800%	04/01/2026	665,000	654,426
					19,490,190
Materials–1.8%
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	375,000	401,606
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	375,000	487,832
Anglo American Capital PLC (Metals & Mining)	(a)	2.875%	03/17/2031	1,175,000	1,169,458
ARD Finance SA (Containers & Packaging)	(a)(b)	6.500%, 7.250% PIK	06/30/2027	400,000	412,000
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(a)	4.000%	09/01/2029	200,000	198,150
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	200,000	201,250
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	156,375
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	150,000	148,125
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	100,000	104,625
Carpenter Technology Corp. (Metals & Mining)		4.450%	03/01/2023	300,000	307,423
Clearwater Paper Corp. (Paper & Forest Products)	(a)	4.750%	08/15/2028	200,000	203,500
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.625%	03/01/2029	75,000	76,500
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	175,000	181,803
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	75,000	68,734
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	175,000	178,937
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	75,000	79,412
Diamond B.C. B.V. (Chemicals)	(a)	4.625%	10/01/2029	125,000	123,996
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	25,000	25,125
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	300,000	300,558
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	100,000	103,822
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	50,000	52,000
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	25,000	30,438
Glencore Funding LLC (Metals & Mining)	(a)	1.625%	04/27/2026	600,000	588,664
Glencore Funding LLC (Metals & Mining)	(a)	3.375%	09/23/2051	300,000	288,908
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	100,000	99,250
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.750%	02/01/2030	25,000	25,268
H.B. Fuller Co. (Chemicals)		4.250%	10/15/2028	25,000	25,750
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	200,000	196,000
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	75,000	79,125
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	175,000	186,624
International Flavors & Fragrances, Inc. (Chemicals)	(a)	1.832%	10/15/2027	900,000	883,573
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	225,000	228,935
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	25,000	25,229
OI European Group B.V. (Containers & Packaging)	(a)	4.750%	02/15/2030	100,000	101,348
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	4.250%	10/01/2028	200,000	198,876
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	6.250%	10/01/2029	200,000	195,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	150,000	154,875
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	75,000	79,125
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	1,175,000	1,240,942
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	175,000	171,937

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	$ 1,060,000	$ 1,097,211
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	575,000	650,783
SPCM SA (Chemicals)	(a)	3.375%	03/15/2030	200,000	192,500
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	100,000	101,912
SRS Distribution, Inc. (Construction Materials)	(a)	6.000%	12/01/2029	125,000	125,625
Standard Industries, Inc. (Construction Materials)	(a)	3.375%	01/15/2031	50,000	48,165
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	200,000	211,500
W.R. Grace Holdings LLC (Chemicals)	(a)	4.875%	06/15/2027	25,000	25,678
W.R. Grace Holdings LLC (Chemicals)	(a)	5.625%	08/15/2029	75,000	76,781
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	725,000	801,244
					13,112,497
Real Estate–1.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		1.875%	02/01/2033	1,430,000	1,343,698
American Tower Corp. (Equity REIT)		2.950%	01/15/2051	660,000	625,161
AvalonBay Communities, Inc. (Equity REIT)		3.350%	05/15/2027	1,125,000	1,208,078
Boston Properties LP (Equity REIT)		3.650%	02/01/2026	1,300,000	1,392,679
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	600,000	623,970
Crown Castle International Corp. (Equity REIT)		3.250%	01/15/2051	750,000	736,968
Cushman & Wakefield U.S. Borrower LLC (Real Estate Mgmt. & Development)	(a)	6.750%	05/15/2028	75,000	80,250
Healthcare Trust of America Holdings LP (Equity REIT)		2.000%	03/15/2031	725,000	685,975
Kimco Realty Corp. (Equity REIT)		2.700%	10/01/2030	750,000	761,162
Mid-America Apartments LP (Equity REIT)		4.000%	11/15/2025	1,125,000	1,215,482
Physicians Realty LP (Equity REIT)		2.625%	11/01/2031	365,000	364,641
Piedmont Operating Partnership LP (Equity REIT)		2.750%	04/01/2032	300,000	293,327
Regency Centers LP (Equity REIT)		2.950%	09/15/2029	1,100,000	1,141,365
UDR, Inc. (Equity REIT)		3.500%	01/15/2028	1,125,000	1,205,878
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	150,000	156,220
W.P. Carey, Inc. (Equity REIT)		3.850%	07/15/2029	750,000	825,761
W.P. Carey, Inc. (Equity REIT)		2.400%	02/01/2031	120,000	117,915
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	675,000	739,436
					13,517,966
Utilities–2.1%
Ameren Corp. (Multi-Utilities)		1.750%	03/15/2028	1,500,000	1,449,542
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	150,000	160,688
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	25,000	27,656
Berkshire Hathaway Energy Co. (Multi-Utilities)		4.050%	04/15/2025	250,000	270,480
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	370,000	365,723
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	25,000	25,650
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	150,000	150,000
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	75,000	72,281
Dominion Energy, Inc. (Multi-Utilities)		1.450%	04/15/2026	670,000	662,244
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	650,000	693,482
Duke Energy Corp. (Electric Utilities)		4.200%	06/15/2049	725,000	829,042
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	600,000	638,161
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	600,000	706,826
Enel Finance International N.V. (Electric Utilities)	(a)	2.250%	07/12/2031	750,000	725,417
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	670,000	703,125
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	1,175,000	1,305,497
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	246,875
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	750,000	838,004
National Fuel Gas Co. (Gas Utilities)		2.950%	03/01/2031	520,000	522,556
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	600,000	649,978
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	600,000	596,391
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	150,000	158,567
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	24,375
NRG Energy, Inc. (Electric Utilities)	(a)	3.875%	02/15/2032	175,000	171,500
PPL Capital Funding, Inc. (Electric Utilities)		3.100%	05/15/2026	200,000	209,591
Puget Energy, Inc. (Electric Utilities)		2.379%	06/15/2028	685,000	674,230
Southern Co. / The (Rate is fixed until 01/15/2026, at which point, the rate becomes H15T5Y + 373) (Electric Utilities)	(c)	4.000%	01/15/2051	1,350,000	1,380,375
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	100,000	103,250
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	250,000	264,800
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	175,000	180,712
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	4.375%	05/01/2029	25,000	25,041

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Corporate Bonds (Continued)	Rate	Maturity	Face Amount	Value
Utilities (continued)
WEC Energy Group, Inc. (Multi-Utilities)	0.800%	03/15/2024	$ 220,000	$ 217,744
WEC Energy Group, Inc. (Multi-Utilities)	2.200%	12/15/2028	190,000	189,720
				15,239,523
Total Corporate Bonds (Cost $287,631,744)				$287,764,194

U.S. Treasury Obligations–24.5%		Rate	Maturity	Face Amount	Value
U.S. Treasury Inflation Indexed Bond		0.125%	10/15/2026	$ 4,351,256	$ 4,731,656
U.S. Treasury Inflation Indexed Bond		0.125%	07/15/2031	4,358,890	4,899,266
U.S. Treasury Note		0.125%	04/30/2022	4,050,000	4,050,104
U.S. Treasury Note		0.125%	06/30/2022	1,400,000	1,399,453
U.S. Treasury Note		0.125%	12/31/2022	1,000,000	996,914
U.S. Treasury Note		0.125%	03/31/2023	1,275,000	1,269,123
U.S. Treasury Note		0.250%	04/15/2023	5,500,000	5,481,523
U.S. Treasury Note		0.125%	04/30/2023	3,000,000	2,983,945
U.S. Treasury Note		0.125%	06/30/2023	27,500,000	27,314,160
U.S. Treasury Note		0.250%	05/15/2024	7,500,000	7,397,754
U.S. Treasury Note		0.375%	09/15/2024	6,000,000	5,915,156
U.S. Treasury Note		0.375%	12/31/2025	3,000,000	2,907,891
U.S. Treasury Note		0.875%	06/30/2026	18,000,000	17,714,531
U.S. Treasury Note		0.625%	07/31/2026	2,400,000	2,333,719
U.S. Treasury Note	(e)	0.500%	04/30/2027	3,200,000	3,069,500
U.S. Treasury Note		1.250%	03/31/2028	575,000	569,879
U.S. Treasury Note		1.250%	06/30/2028	13,000,000	12,866,953
U.S. Treasury Note		1.500%	11/30/2028	4,200,000	4,216,406
U.S. Treasury Note		1.125%	02/15/2031	405,000	393,056
U.S. Treasury Note		1.625%	05/15/2031	13,400,000	13,569,594
U.S. Treasury Note		1.375%	11/15/2031	8,600,000	8,491,156
U.S. Treasury Note		1.375%	11/15/2040	525,000	478,447
U.S. Treasury Note		1.875%	02/15/2041	180,000	178,165
U.S. Treasury Note		2.250%	05/15/2041	8,300,000	8,717,594
U.S. Treasury Note		2.000%	11/15/2041	1,000,000	1,011,406
U.S. Treasury Note		2.000%	02/15/2050	3,750,000	3,809,033
U.S. Treasury Note		1.875%	02/15/2051	3,940,000	3,898,138
U.S. Treasury Note		2.375%	05/15/2051	15,650,000	17,285,914
U.S. Treasury Note		2.000%	08/15/2051	5,000,000	5,096,875
U.S. Treasury Note		1.875%	11/15/2051	2,250,000	2,232,070
Total U.S. Treasury Obligations (Cost $175,966,603)					$175,279,381

U.S. Government Agency Mortgage-Backed Securities–20.2%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BM4333	3.500%	12/01/2047	$ 1,356,572	$ 1,436,124
Fannie Mae Pool FN BN6715	4.000%	06/01/2049	3,649,041	3,939,793
Fannie Mae Pool FN BP2797	2.500%	05/01/2050	1,720,655	1,757,151
Fannie Mae Pool FN BP6700	2.500%	09/01/2050	4,592,802	4,718,029
Fannie Mae Pool FN BP8188	2.000%	09/01/2050	6,783,264	6,774,025
Fannie Mae Pool FN BQ4558	2.000%	03/01/2051	2,335,632	2,330,510
Fannie Mae Pool FN BR1844	2.500%	01/01/2051	1,383,603	1,415,998
Fannie Mae Pool FN BR2231	2.000%	08/01/2051	1,961,367	1,957,065
Fannie Mae Pool FN BT7183	2.500%	08/01/2051	1,975,591	2,017,774
Fannie Mae Pool FN CA4574	4.000%	08/01/2049	2,591,863	2,758,255
Fannie Mae Pool FN CA4819	4.000%	12/01/2049	1,275,429	1,376,013
Fannie Mae Pool FN CA5348	3.500%	03/01/2050	2,034,705	2,165,746
Fannie Mae Pool FN CA5706	2.500%	05/01/2050	2,234,440	2,287,554
Fannie Mae Pool FN CA6998	3.000%	09/01/2050	3,666,361	3,799,416
Fannie Mae Pool FN CA7231	2.500%	10/01/2050	817,899	836,945
Fannie Mae Pool FN CA8118	2.000%	12/01/2050	2,016,631	2,013,767
Fannie Mae Pool FN CA9293	2.500%	02/01/2051	2,736,050	2,796,278
Fannie Mae Pool FN CB1131	2.500%	07/01/2051	1,943,380	1,986,490
Fannie Mae Pool FN FM2778	3.000%	03/01/2050	2,638,006	2,767,124
Fannie Mae Pool FN FM3734	3.500%	09/01/2049	1,381,473	1,479,936
Fannie Mae Pool FN FM3919	4.000%	05/01/2049	951,677	1,020,167
Fannie Mae Pool FN FM4122	2.000%	08/01/2050	6,912,499	6,907,804
Fannie Mae Pool FN FM4317	3.000%	09/01/2050	3,660,392	3,793,868
Fannie Mae Pool FN FM4532	3.000%	09/01/2050	3,979,243	4,141,071
Fannie Mae Pool FN FM5815	2.500%	12/01/2035	4,408,477	4,562,355
Fannie Mae Pool FN FM6708	2.500%	01/01/2051	4,374,742	4,474,022
Fannie Mae Pool FN FM7293	2.500%	05/01/2051	1,423,346	1,455,712
Fannie Mae Pool FN FM7502	3.500%	06/01/2050	3,644,616	3,834,759
Fannie Mae Pool FN FM7510	3.000%	06/01/2051	1,814,590	1,880,866

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN FM7554	3.500%	04/01/2050	$ 3,536,020	$ 3,727,242
Fannie Mae Pool FN FM7706	3.500%	08/01/2050	3,946,451	4,194,719
Fannie Mae Pool FN FM8421	2.500%	08/01/2051	2,427,335	2,480,589
Fannie Mae Pool FN MA4119	2.000%	09/01/2050	996,728	994,542
Fannie Mae Pool FN MA4138	1.500%	09/01/2050	4,620,424	4,477,561
Fannie Mae Pool FN MA4255	2.000%	02/01/2051	1,809,621	1,805,652
Fannie Mae Pool FN MA4413	2.000%	09/01/2051	3,929,791	3,921,210
Fannie Mae Pool FN MA4415	3.000%	09/01/2051	2,285,661	2,373,419
Freddie Mac Pool FR RA3357	2.000%	08/01/2050	1,383,722	1,381,625
Freddie Mac Pool FR RA3575	2.000%	09/01/2050	6,486,764	6,488,096
Freddie Mac Pool FR RA3611	2.500%	09/01/2050	4,702,384	4,811,391
Freddie Mac Pool FR RA5761	2.000%	06/01/2051	2,504,094	2,498,602
Freddie Mac Pool FR SB8122	1.500%	10/01/2036	1,954,641	1,960,994
Freddie Mac Pool FR SD0451	3.000%	10/01/2050	2,030,352	2,114,047
Freddie Mac Pool FR SD0625	2.500%	05/01/2051	2,376,768	2,428,604
Freddie Mac Pool FR SD7505	4.500%	08/01/2049	994,385	1,091,292
Freddie Mac Pool FR SD7514	3.500%	04/01/2050	1,770,625	1,893,096
Freddie Mac Pool FR SD8104	1.500%	11/01/2050	2,254,597	2,178,882
Freddie Mac Pool FR SD8121	2.000%	01/01/2051	1,786,676	1,782,758
Freddie Mac Pool FR SD8135	2.500%	03/01/2051	626,322	639,607
Freddie Mac Pool FR SD8148	3.000%	05/01/2051	3,791,229	3,928,815
Freddie Mac Pool FR SD8163	3.500%	08/01/2051	2,270,514	2,388,968
Freddie Mac Pool FR ZT1257	3.000%	01/01/2046	865,312	918,483
Ginnie Mae II Pool G2 MA6866	3.000%	09/20/2050	1,798,031	1,863,280
Total U.S. Government Agency Mortgage-Backed Securities (Cost $146,756,237)				$145,028,091

Investment Companies–8.9%		Shares	Value
Federated Hermes Core Trust - Bank Loan Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $17,850,000)	(f)(g)	1,874,699	$ 18,090,847
Federated Hermes Core Trust - Emerging Markets Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $25,316,717)	(f)(g)	2,505,309	24,401,711
Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $21,725,000)	(g)(h)	2,465,645	21,673,019
Total Investment Companies (Cost $64,891,717)			$ 64,165,577

Asset-Backed / Mortgage-Backed Securities–1.8%		Rate	Maturity	Face Amount	Value
Financials–1.8%
AmeriCredit Automobile Receivables Trust 2020-2 D		2.130%	03/18/2026	$ 180,000	$ 182,245
AmeriCredit Automobile Receivables Trust 2020-3 D		1.490%	09/18/2026	175,000	175,324
Benchmark 2020-B19 A5		1.850%	09/15/2053	1,150,000	1,118,458
Benchmark 2021-B26 A2		1.957%	06/15/2054	520,000	523,264
Carmax Auto Owner Trust 2021-1 D		1.280%	07/15/2027	100,000	98,544
Chesapeake Funding II LLC 2020-1A D	(a)	2.830%	08/16/2032	150,000	152,882
Ford Credit Auto Lease Trust 2020-B C		1.700%	02/15/2025	335,000	338,029
Ford Credit Floorplan Master Owner Trust A 2020-1 D		2.120%	09/15/2025	395,000	398,953
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2		1.517%	03/25/2030	400,000	393,091
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2		1.558%	04/25/2030	400,000	394,114
GM Financial Consumer Automobile Receivables Trust 2020-3 D		1.910%	09/16/2027	400,000	403,380
HPEFS Equipment Trust 2020-2A D	(a)	2.790%	07/22/2030	750,000	767,001
Invitation Homes 2018-SFR4 B	(a)	ML + 125	01/17/2038	2,999,862	2,999,861
MMAF Equipment Finance LLC 2020-A A5	(a)	1.560%	10/09/2042	750,000	741,171
Navient Private Education Refi Loan Trust 2020-FA A	(a)	1.220%	07/15/2069	230,776	230,209
Navistar Financial Dealer Note Master Trust 2020-1 D	(a)	ML + 290	07/25/2025	275,000	275,864
PFS Financing Corp. 2020-G B	(a)	1.570%	02/15/2026	310,000	309,734
Santander Consumer Auto Receivables Trust 2020-BA D	(a)	2.140%	12/15/2026	530,000	534,574
Santander Drive Auto Receivables Trust 2020-2 D		2.220%	09/15/2026	450,000	456,556
Santander Drive Auto Receivables Trust 2020-3 D		1.640%	11/16/2026	750,000	755,094
Sierra Timeshare 2020-2A A	(a)	1.330%	07/20/2037	353,476	352,354
SMB Private Education Loan Trust 2020-B A1A	(a)	1.290%	07/15/2053	561,246	554,761
Tesla Auto Lease Trust 2020-A C	(a)	1.680%	02/20/2024	330,000	332,202
Tesla Auto Lease Trust 2020-A D	(a)	2.330%	02/20/2024	100,000	101,282
World Omni Select Auto Trust 2020-A D		1.700%	10/15/2026	250,000	250,606
Total Asset-Backed / Mortgage-Backed Securities (Cost $12,916,314)					$ 12,839,553

Sovereign Issues–0.7%	Rate	Maturity	Face Amount	Value
Colombia Government International Bond	4.500%	03/15/2029	$ 1,100,000	$ 1,124,761
Colombia Government International Bond	3.000%	01/30/2030	725,000	662,650
Mexico Government International Bond	3.750%	01/11/2028	1,025,000	1,100,430

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2021
Sovereign Issues (Continued)	Rate	Maturity	Face Amount	Value
Mexico Government International Bond	4.500%	01/31/2050	$ 1,175,000	$ 1,245,500
Republic of Poland Government International Bond	4.000%	01/22/2024	600,000	634,343
Total Sovereign Issues (Cost $4,863,566)				$ 4,767,684

U.S. Government Agency Issues–0.1%	Rate	Maturity	Face Amount	Value
Federal Farm Credit Banks Funding Corp.	0.700%	01/27/2027	$ 1,000,000	$ 964,577
Total U.S. Government Agency Issues (Cost $1,000,000)				$ 964,577

Money Market Funds–2.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(i)	12,155,695	$ 12,156,910
State Street Institutional U.S. Government Money Market Fund, 0.025%	(i)	3,020,798	3,020,798
Total Money Market Funds (Cost $15,177,708)	(j)		$ 15,177,708
Total Investments – 98.5% (Cost $709,203,889)			$705,986,765
Other Assets in Excess of Liabilities – 1.5%			10,503,309
Net Assets – 100.0%			$716,490,074

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 1.260% at 12/31/2021
ML:	Monthly U.S. LIBOR Rate, 0.101% at 12/31/2021
PIK:	Payment-in-Kind
QL:	Quarterly U.S. LIBOR Rate, 0.209% at 12/31/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 12/31/2021

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2021, the value of these securities totaled $80,465,052, or 11.2% of the Portfolio’s net assets.
(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2021.
(d)	Represents a security that is in default and deemed to be non-income producing.
(e)	Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2021. The market value of securities pledged totaled $1,140,511. See also the following Schedule of Open Futures Contracts.
(f)	Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.
(g)	Represents a security deemed to be restricted. At December 31, 2021, the value of restricted securities in the Portfolio totaled $64,165,577, or 8.9% of the Portfolio’s net assets.
(h)	Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund's Board of Directors, and only to Eligible Investors.When a redeeming shareholder of this fund presents shares to the fund's transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day. The fund's NAV is calculated each day the NYSE is open.
(i)	Rate represents the seven-day yield at December 31, 2021.
(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Ultra Bond - Long	220	March 22, 2022	$32,023,328	$32,216,250	$192,922	$58,437
CBT 2-Year U.S. Treasury Note - Long	100	March 31, 2022	21,875,991	21,817,188	(58,803)	4,688
			$53,899,319	$54,033,438	$134,119	$63,125

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	170	March 22, 2022	$(33,142,943)	(33,511,250)	$(368,307)	$(265,625)
CBT 10-Year U.S. Treasury Note - Short	65	March 22, 2022	(8,432,276)	(8,480,469)	(48,193)	(4,063)
CBT 5-Year U.S. Treasury Note - Short	100	March 31, 2022	(12,108,259)	(12,097,656)	10,603	(7,031)
			$(53,683,478)	$(54,089,375)	$(405,897)	$(276,719)
Total Futures Contracts			$ 215,841	$ (55,937)	$(271,778)	$(213,594)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson U.S. Low Volatility Portfolio seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
Performance as of December 31, 2021
Average Annual returns
Since inception (6/25/21)	11.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.63% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the period from June 25, 2021, the date of the Portfolio’s inception, to December 31, 2021, the Portfolio returned 11.20% versus 12.50% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio is a defensive, long-only equity portfolio that is designed to provide equity-like returns with substantially lower volatility over the long term. It pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the S&P 500 Index. The goal of this process is to combine stocks that individually have attractive risk characteristics in an effort to reduce the Portfolio’s absolute volatility, while still generating market-like returns over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets. The actual positioning of the portfolio – from a sector and stock-specific perspective – is a residual of the investment process, and the rationale for overweighted and underweighted positions is a function of stocks’ risk characteristics in aggregate.
The U.S. equity market made double digit gains during the period, led primarily by larger capitalization and higher beta stocks in the strongly rising market, on average. The Portfolio faced headwinds from its smaller size positioning, as mega-cap stocks strongly outperformed the smaller capitalization stocks within the benchmark during the period. An average underweight to higher beta stocks also detracted from overall relative performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  From a sector perspective, the benchmark was led by the strong performance of Information Technology, which gained in excess of 20% during the period. The weakest performing sectors were Communication Services, Energy and Industrials. While the Portfolio benefited from an average underweight to Communication Services, adverse selection effects more than offset the benefit from favorable sector positioning and detracted from overall relative performance during the period, especially within the Consumer Discretionary and Information Technology sectors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The three key contributors to the Portfolio’s relative performance were an overweight to Costco Wholesale Corp., underweight to PayPal Holdings, Inc. and an overweight to Republic Services, Inc. Costco Wholesale Corp posted returns of 44% and outperformed the benchmark during the period, aided by strong consumer demand during and post-pandemic. PayPal Holdings, Inc. declined by 35% and underperformed the benchmark during the period, impacted by worsening e-commerce trends, as shoppers return to brick-and-mortar stores. Republic Services, Inc. posted returns of 30% and outperformed the benchmark, due to its focus on its strategic priority of increasing customers’ loyalty and its willingness to pay for higher-value services.
The three largest detractors from the Portfolio’s relative performance were overweights to Biogen, Inc. and T-Mobile U.S.A., Inc., as well as an underweight to Tesla, Inc. Biogen Inc. posted returns of -31% and underperformed the benchmark, facing headwinds from regulatory concerns within the drug approval process. T-Mobile U.S.A., Inc. posted returns of -20%, and underperformed the benchmark, as its results were impacted by a hack into the company's systems during the third quarter. Tesla, Inc. gained 57% and outperformed the benchmark, as the company increased production vehicle deliveries and continued manufacturing innovations. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.4
Money Market Funds Less Net Liabilities	0.6
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	5.3
2.	Microsoft Corp.	4.8
3.	Procter & Gamble Co. / The	3.7
4.	Costco Wholesale Corp.	3.7
5.	Johnson & Johnson	3.1
6.	Walmart, Inc.	2.8
7.	Oracle Corp.	2.7
8.	Gilead Sciences, Inc.	2.7
9.	Danaher Corp.	2.7
10.	Republic Services, Inc.	2.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Health Care	24.5
Consumer Staples	22.8
Information Technology	19.3
Consumer Discretionary	11.4
Utilities	6.3
Communication Services	5.7
Financials	5.4
Industrials	4.0
99.4

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.4%		Shares	Value
Communication Services–5.7%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	2,835	$ 8,213,108
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,422	7,008,275
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	14,033	4,720,000
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	216,981	25,165,456
Verizon Communications, Inc. (Diversified Telecom. Svs.)		217,847	11,319,330
			56,426,169
Consumer Discretionary–11.4%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	6,233	20,782,941
Dollar General Corp. (Multiline Retail)		66,921	15,781,980
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		34,273	19,341,282
Garmin Ltd. (Household Durables)		102,278	13,927,195
McDonald's Corp. (Hotels, Restaurants & Leisure)		55,980	15,006,559
Target Corp. (Multiline Retail)		78,964	18,275,428
Tesla, Inc. (Automobiles)	(a)	8,391	8,867,441
			111,982,826
Consumer Staples–22.8%
Campbell Soup Co. (Food Products)		144,484	6,279,275
Church & Dwight Co., Inc. (Household Products)		61,151	6,267,978
Colgate-Palmolive Co. (Household Products)		270,645	23,096,844
Costco Wholesale Corp. (Food & Staples Retailing)		64,106	36,392,976
Estee Lauder Cos., Inc. / The Class A (Personal Products)		37,193	13,768,849
Hershey Co. / The (Food Products)		99,115	19,175,779
Hormel Foods Corp. (Food Products)		168,920	8,244,985
J.M. Smucker Co. / The (Food Products)		27,639	3,753,929
Kellogg Co. (Food Products)		104,834	6,753,406
Kroger Co. / The (Food & Staples Retailing)		250,386	11,332,470
Mondelez International, Inc. Class A (Food Products)		380,201	25,211,128
Procter & Gamble Co. / The (Household Products)		223,053	36,487,010
Walmart, Inc. (Food & Staples Retailing)		192,979	27,922,132
			224,686,761
Financials–5.4%
Aon PLC Class A (Insurance)		7,956	2,391,255
Arthur J. Gallagher & Co. (Insurance)		22,947	3,893,418
Assurant, Inc. (Insurance)		58,945	9,187,168
Marsh & McLennan Cos., Inc. (Insurance)		81,898	14,235,510
Progressive Corp. / The (Insurance)		129,096	13,251,705
Willis Towers Watson PLC (Insurance)		42,876	10,182,621
			53,141,677
Health Care–24.5%
AbbVie, Inc. (Biotechnology)		42,141	5,705,891
Amgen, Inc. (Biotechnology)		39,506	8,887,665
Biogen, Inc. (Biotechnology)	(a)	78,588	18,854,833
Bristol-Myers Squibb Co. (Pharmaceuticals)		65,382	4,076,568
Cerner Corp. (Health Care Technology)		268,865	24,969,492
CVS Health Corp. (Health Care Providers & Svs.)		15,376	1,586,188
Danaher Corp. (Life Sciences Tools & Svs.)		79,275	26,082,268
Eli Lilly & Co. (Pharmaceuticals)		62,564	17,281,428
Gilead Sciences, Inc. (Biotechnology)		366,311	26,597,842
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Johnson & Johnson (Pharmaceuticals)		175,143	$ 29,961,713
McKesson Corp. (Health Care Providers & Svs.)		3,064	761,618
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		581	100,519
ResMed, Inc. (Health Care Equip. & Supplies)		91,664	23,876,639
STERIS PLC (Health Care Equip. & Supplies)		81,391	19,811,383
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		35,169	17,659,762
Waters Corp. (Life Sciences Tools & Svs.)	(a)	22,788	8,490,809
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		13,138	6,161,853
			240,866,471
Industrials–4.0%
Copart, Inc. (Commercial Svs. & Supplies)	(a)	20,329	3,082,283
L3Harris Technologies, Inc. (Aerospace & Defense)		4,832	1,030,376
Leidos Holdings, Inc. (Professional Svs.)		63,593	5,653,418
Republic Services, Inc. (Commercial Svs. & Supplies)		186,421	25,996,408
Trane Technologies PLC (Building Products)		8,905	1,799,077
Waste Management, Inc. (Commercial Svs. & Supplies)		8,846	1,476,397
			39,037,959
Information Technology–19.3%
Akamai Technologies, Inc. (IT Svs.)	(a)	71,944	8,420,326
Apple, Inc. (Tech. Hardware, Storage & Periph.)		293,305	52,082,169
Citrix Systems, Inc. (Software)		123,154	11,649,137
International Business Machines Corp. (IT Svs.)		80,022	10,695,741
Microsoft Corp. (Software)		140,835	47,365,627
Motorola Solutions, Inc. (Communications Equip.)		50,586	13,744,216
NortonLifeLock, Inc. (Software)		513,591	13,343,094
NVIDIA Corp. (Semiconductors & Equip.)		18,912	5,562,208
Oracle Corp. (Software)		308,134	26,872,366
			189,734,884
Utilities–6.3%
Ameren Corp. (Multi-Utilities)		11,776	1,048,182
American Water Works Co., Inc. (Water Utilities)		6,181	1,167,344
Consolidated Edison, Inc. (Multi-Utilities)		171,962	14,671,798
Dominion Energy, Inc. (Multi-Utilities)		99,000	7,777,440
Duke Energy Corp. (Electric Utilities)		91,405	9,588,384
Eversource Energy (Electric Utilities)		148,090	13,473,228
FirstEnergy Corp. (Electric Utilities)		257,789	10,721,445
Xcel Energy, Inc. (Electric Utilities)		54,350	3,679,495
			62,127,316
Total Common Stocks (Cost $898,456,813)			$978,004,063

Money Market Funds–0.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	6,834,133	$ 6,834,816
Total Money Market Funds (Cost $6,834,878)			$ 6,834,816
Total Investments – 100.1% (Cost $905,291,691)	(c)		$984,838,879
Liabilities in Excess of Other Assets – (0.1)%			(1,278,780)
Net Assets – 100.0%			$983,560,099

Percentages are stated as a percent of net assets.

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Continued)
Schedule of Investments	December 31, 2021
Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited)
Objective/Strategy
The ON iShares Managed Risk Balanced Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.
Performance as of December 31, 2021
Average Annual returns
Since inception (6/25/21)	2.30%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.73% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the period from June 25, 2021, the date of the Portfolio’s inception, to December 31, 2021, the Portfolio returned 2.30% versus 12.50% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 50% MSCI All Country World Index/50% ICE BofAML U.S. Broad Market Index, returned 3.09% for the period from June 25, 2021 to December 31, 2021.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The period was characterized by increasing debate about inflation and whether rising price pressures are transitory or persistent. At its December meeting, the Federal Open Market Committee announced that it would double the pace of tapering its monthly large-scale asset purchases and signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the year. In tandem, the European Central Bank prepared to wind down its Pandemic Emergency Purchase Program by March 2022. The rising rate environment had a detrimental impact on the Portfolio’s U.S. Aggregate Bond ETF holding, which is representative of the broad-based U.S. fixed income market.
The still-raging Delta variant, and the newer, more transmissible Omicron variant, have delayed a return to normal. However, the sensitivity of market pricing to successive COVID-19 strains appears to have diminished somewhat. In fact, U.S. equities continued to make new highs. Other developed equities remained largely flat, however, as many countries returned to lockdowns in response to the surge in coronavirus infections, and emerging markets fell on the back of rate hikes and ongoing supply chain disruptions. These factors negatively impacted the Portfolio relative to the benchmark due to the Portfolio’s ETF exposures to several foreign markets. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio follows a top-down asset allocation process and it is highly diversified, investing across a wide opportunity set of global equities, bonds, and currencies. As such, the Portfolio takes positions across multiple geographies, asset classes and time horizons. Over the period, the Portfolio was invested roughly 50% in equities and 50% in fixed income. Given the strong performance of equities in the second half of the year, the Portfolio’s fixed income exposure was a large detractor to performance relative to the primary benchmark. Other notable detractors included the Portfolio’s exposure to many international developed markets and emerging markets that underperformed relative to U.S. markets. (1)
Q.  How did country selection impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio seeks diversification by investing across equities in developed and emerging markets. During the period, U.S. equities outperformed, with the primary benchmark returning 12.5%, while the MSCI EAFE Index delivered 0.64%, and MSCI Emerging Markets declined 9.55%. Some of the country exposures that contributed to relative performance include India and Switzerland, while positions in China and Spain were the largest detractors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance? ?
A.  The top three relative contributors were short U.S. interest rate futures contracts that were held during a period of rising rates and closed out for gains prior to year-end. Other key contributors within the Portfolio were iShares MSCI India ETF and iShares MSCI Switzerland ETF. Both markets represented by the ETFs delivered strong returns that outpaced the benchmark during the period.
Given the significant outperformance of equities versus fixed income during the period, iShares Core U.S. Aggregate Bond ETF was the largest relative detractor. Other positions that underperformed the benchmark included iShares Core MSCI EAFE ETF, which represents several non-U.S. developed markets, and iShares MSCI China ETF. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  During the period, futures contracts added 19 basis points of absolute return for the Portfolio in aggregate. The Portfolio did not participate in any IPOs. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
The MSCI All Country World Index is a global free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of large-cap and mid-cap stocks across many developed and emerging markets, and all eleven recognized GICS sectors. The index currently consists of 23 developed markets, including the United States, along with 27 emerging country markets. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Exchange Traded Funds	90.3
Money Market Funds and Other Net Assets	9.7
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	49.0
2.	iShares Core S&P 500 ETF	14.9
3.	iShares Russell 1000 ETF	11.3
4.	iShares Core MSCI EAFE ETF	5.0
5.	iShares MSCI Japan ETF	1.3
6.	iShares MSCI China ETF	1.0
7.	iShares MSCI Hong Kong ETF	1.0
8.	iShares MSCI Canada ETF	0.9
9.	iShares MSCI Australia ETF	0.9
10.	iShares MSCI Sweden ETF	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio
Schedule of Investments	December 31, 2021
Exchange Traded Funds–90.3%	Shares	Value
iShares Core MSCI EAFE ETF	278,219	$ 20,766,266
iShares Core S&P 500 ETF	129,062	61,561,283
iShares Core U.S. Aggregate Bond ETF	1,768,222	201,718,766
iShares MSCI Australia ETF	144,925	3,598,488
iShares MSCI Brazil ETF	12,809	359,549
iShares MSCI Canada ETF	94,523	3,632,519
iShares MSCI Chile ETF	19,559	451,617
iShares MSCI China ETF	67,081	4,210,674
iShares MSCI France ETF	30,953	1,203,453
iShares MSCI Hong Kong ETF	178,316	4,135,148
iShares MSCI India ETF	9,121	418,107
iShares MSCI Italy ETF	101,059	3,315,746
iShares MSCI Japan ETF	81,565	5,461,592
iShares MSCI Mexico ETF	31,884	1,613,330
iShares MSCI Poland ETF	96,063	2,023,087
iShares MSCI South Africa ETF	38,781	1,799,438
iShares MSCI South Korea ETF	18,224	1,419,103
iShares MSCI Sweden ETF	76,970	3,566,020
iShares MSCI Taiwan ETF	45,161	3,008,174
iShares MSCI United Kingdom ETF	47,266	1,566,395
iShares Russell 1000 ETF	175,563	46,424,124
Total Exchange Traded Funds (Cost $366,353,982)		$372,252,879

Money Market Funds–7.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(a)	30,007,293	$ 30,010,294
Total Money Market Funds (Cost $30,012,542)			$ 30,010,294
Total Investments – 97.6% (Cost $396,366,524)	(b)		$402,263,173
Other Assets in Excess of Liabilities – 2.4%	(c)		9,724,742
Net Assets – 100.0%			$411,987,915

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Rate represents the seven-day yield at December 31, 2021.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $3,884,174 of cash pledged as collateral for the futures contracts outstanding at December 31, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2021
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MRV IBEX 35 Index - Long	21	January 21, 2022	$ 1,991,641	$ 2,076,309	$ 84,668	$ 480
OSE TOPIX Index - Long	73	March 10, 2022	12,593,500	12,641,572	48,072	19
EUR Currency Future - Long	96	March 14, 2022	13,648,452	13,683,000	34,548	69,000
MOD S&P TSX 60 Index - Long	16	March 17, 2022	3,185,156	3,240,349	55,193	(12,384)
CME E-mini S&P 500 Index - Long	72	March 18, 2022	16,928,698	17,130,600	201,902	(80,850)
MSCI EAFE Index - Long	33	March 18, 2022	3,777,370	3,830,970	53,600	(27,524)
MSCI Emerging Markets Index - Long	186	March 18, 2022	11,525,633	11,404,590	(121,043)	(65,100)
IFLL FTSE 100 Index - Long	44	March 18, 2022	4,265,943	4,361,896	95,953	(14,269)
DMI FTSE MIB Index - Long	13	March 18, 2022	1,961,863	2,016,419	54,556	309
			$69,878,256	$70,385,705	$ 507,449	$(130,319)

(continued)

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Continued)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
JPY Currency Future - Short	41	March 14, 2022	$ (4,512,711)	$ (4,457,725)	$ 54,986	$ (1,538)
AUD Currency Future - Short	32	March 14, 2022	(2,297,555)	(2,328,960)	(31,405)	(6,560)
CAD Currency Future - Short	58	March 15, 2022	(4,586,198)	(4,584,900)	1,298	(33,930)
CME E-mini S&P 500 Index - Short	18	March 18, 2022	(4,231,572)	(4,282,650)	(51,078)	12,375
CBT U.S. Ultra Bond - Short	37	March 22, 2022	(7,141,194)	(7,293,625)	(152,431)	(57,819)
			$(22,769,230)	$(22,947,860)	$(178,630)	$ (87,472)
Total Futures Contracts			$ 47,109,026	$ 47,437,845	$ 328,819	$(217,791)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Unaudited)
Objective/Strategy
The ON AB Relative Value Portfolio seeks long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio's sub-adviser believes are trading at attractive valuations and that have strong or improving business models.
Performance as of December 31, 2021
Average Annual returns
Since inception (12/2/21)	5.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.77% per the Fund’s prospectus dated December 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights.
Portfolio Composition as of December 31, 2021 (1)
% of Net Assets
Common Stocks (4)	99.1
Money Market Funds Less Net Liabilities	0.9
100.0

Top 10 Portfolio Holdings as of December 31, 2021 (1) (2) (3)
		% of Net Assets
1.	Wells Fargo & Co.	3.9
2.	Philip Morris International, Inc.	3.6
3.	Comcast Corp. Class A	3.6
4.	Raytheon Technologies Corp.	3.5
5.	Anthem, Inc.	3.5
6.	Berkshire Hathaway, Inc. Class B	3.1
7.	Goldman Sachs Group, Inc. / The	2.9
8.	Walmart, Inc.	2.8
9.	Amgen, Inc.	2.7
10.	Roche Holding AG – ADR	2.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Industrials	20.2
Financials	17.6
Health Care	15.7
Information Technology	13.5
Consumer Discretionary	10.5
Consumer Staples	6.4
Communication Services	5.8
Real Estate	3.2
Energy	3.1
Materials	2.1
Utilities	1.0
99.1

Ohio National Fund, Inc.	ON AB Relative Value Portfolio
Schedule of Investments	December 31, 2021
Common Stocks–99.1%		Shares	Value
Communication Services–5.8%
Comcast Corp. Class A (Media)		55,145	$ 2,775,448
Verizon Communications, Inc. (Diversified Telecom. Svs.)		34,061	1,769,810
			4,545,258
Consumer Discretionary–10.5%
AutoZone, Inc. (Specialty Retail)	(a)	415	870,002
BorgWarner, Inc. (Auto Components)		14,909	671,949
D.R. Horton, Inc. (Household Durables)		16,294	1,767,084
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	715	261,912
eBay, Inc. (Internet & Direct Marketing Retail)		3,746	249,109
LKQ Corp. (Distributors)		33,043	1,983,571
Murphy U.S.A., Inc. (Specialty Retail)		1,552	309,220
Target Corp. (Multiline Retail)		8,693	2,011,908
			8,124,755
Consumer Staples–6.4%
Philip Morris International, Inc. (Tobacco)		29,818	2,832,710
Walmart, Inc. (Food & Staples Retailing)		14,833	2,146,187
			4,978,897
Energy–3.1%
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,938	579,474
ConocoPhillips (Oil, Gas & Consumable Fuels)		7,999	577,368
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		10,573	939,200
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		12,680	300,516
			2,396,558
Financials–17.6%
Aflac, Inc. (Insurance)		9,854	575,375
Allstate Corp. / The (Insurance)		6,029	709,312
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	8,080	2,415,920
Capital One Financial Corp. (Consumer Finance)		1,697	246,218
Citigroup, Inc. (Banks)		22,356	1,350,079
Fidelity National Financial, Inc. (Insurance)		5,790	302,122
Goldman Sachs Group, Inc. / The (Capital Markets)		5,900	2,257,045
JPMorgan Chase & Co. (Banks)		10,778	1,706,696
Northern Trust Corp. (Capital Markets)		8,890	1,063,333
Wells Fargo & Co. (Banks)		62,925	3,019,141
			13,645,241
Health Care–15.7%
Amgen, Inc. (Biotechnology)		9,406	2,116,068
Anthem, Inc. (Health Care Providers & Svs.)		5,821	2,698,266
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	934	705,702
Cigna Corp. (Health Care Providers & Svs.)		5,859	1,345,402
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		4,486	901,955
Pfizer, Inc. (Pharmaceuticals)		23,408	1,382,242
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,118	539,445
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	722	455,958
Roche Holding AG – ADR (Pharmaceuticals)		39,960	2,065,533
			12,210,571
Industrials–20.2%
3M Co. (Industrial Conglomerates)		2,533	449,937
Acuity Brands, Inc. (Electrical Equip.)		1,656	350,608
Altra Industrial Motion Corp. (Machinery)		5,095	262,749
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Curtiss-Wright Corp. (Aerospace & Defense)		5,638	$ 781,822
EMCOR Group, Inc. (Construction & Engineering)		5,875	748,416
Emerson Electric Co. (Electrical Equip.)		17,065	1,586,533
Expeditors International of Washington, Inc. (Air Freight & Logistics)		5,095	684,208
Flowserve Corp. (Machinery)		8,869	271,391
Hexcel Corp. (Aerospace & Defense)	(a)	13,297	688,785
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		25,380	1,546,657
Leidos Holdings, Inc. (Professional Svs.)		6,899	613,321
Middleby Corp. / The (Machinery)	(a)	1,545	303,994
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		9,901	832,278
Raytheon Technologies Corp. (Aerospace & Defense)		31,983	2,752,457
Robert Half International, Inc. (Professional Svs.)		9,726	1,084,644
Textron, Inc. (Aerospace & Defense)		18,527	1,430,284
Westinghouse Air Brake Technologies Corp. (Machinery)		13,884	1,278,855
			15,666,939
Information Technology–13.5%
Ciena Corp. (Communications Equip.)	(a)	14,738	1,134,384
Cisco Systems, Inc. (Communications Equip.)		29,954	1,898,185
Cognizant Technology Solutions Corp. Class A (IT Svs.)		22,015	1,953,171
Dolby Laboratories, Inc. Class A (Software)		3,132	298,229
F5, Inc. (Communications Equip.)	(a)	4,409	1,078,926
FleetCor Technologies, Inc. (IT Svs.)	(a)	7,879	1,763,635
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,468	303,157
Maximus, Inc. (IT Svs.)		15,628	1,245,083
MKS Instruments, Inc. (Semiconductors & Equip.)		4,850	844,724
			10,519,494
Materials–2.1%
BHP Group Ltd. – ADR (Metals & Mining)		8,060	486,421
Mosaic Co. / The (Chemicals)		14,511	570,137
Steel Dynamics, Inc. (Metals & Mining)		9,734	604,190
			1,660,748
Real Estate–3.2%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	18,246	1,979,873
Weyerhaeuser Co. (Equity REIT)		11,560	476,041
			2,455,914
Utilities–1.0%
IDACORP, Inc. (Electric Utilities)		6,774	767,562
Total Common Stocks (Cost $73,157,733)			$76,971,937

Money Market Funds–2.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.040%	(b)	1,827,714	$ 1,827,897
Total Money Market Funds (Cost $1,827,897)			$ 1,827,897
Total Investments – 101.5% (Cost $74,985,630)	(c)		$78,799,834
Liabilities in Excess of Other Assets – (1.5)%			(1,155,728)
Net Assets – 100.0%			$77,644,106

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

(continued)

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Continued)
Schedule of Investments	December 31, 2021
Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.
Performance as of December 31, 2021
Average Annual returns
One year	7.90%
Since inception (3/1/17)	7.43%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.08% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 7.90% versus 6.36% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In 2021, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed small cap and mid cap stocks. Growth stocks marginally outperformed value stocks in 2021, but performance was much more balanced than in the previous four years. The Portfolio’s exposure to large cap, domestic, and growth stocks benefited relative performance.
Fixed income markets generally provided negative returns for the year. Interest rates increased across the curve, as market participants prepared for a less accommodative Federal Reserve in 2022 and reacted to a higher rate of inflation. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened slightly during the year, which provided a small lift to the market. Lower quality bonds also outperformed higher quality bonds, as corporate profits remained strong in 2021. The Portfolio’s exposure to lower quality corporate bonds and shorter duration bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the allocation to growth and domestic equity funds benefited relative performance. The investment in small cap equity funds detracted from relative performance. On the fixed income side, the overweight allocation to lower quality corporate bond funds and shorter duration bond funds enhanced relative performance, while the allocation to longer duration, higher quality bond funds detracted from performance relative to the benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON BlackRock Advantage Large Cap Core Portfolio, and ON S&P 500® Index Portfolio. These funds benefited from their exposures to large cap domestic stocks and, in the case of Fidelity Advisor® Real Estate I, its exposure to real estate investment trust (“REIT”) stocks. The top three funds that detracted from relative performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and ON Federated Core Plus Bond Portfolio. These funds’ exposures to higher interest rates detracted from performance. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  One member of the asset allocation committee resigned during the fourth quarter of 2021. There were no changes to the investment strategy or selection process

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of December 31, 2021
		% of Net Assets
1.	Western Asset Core Plus Bond IS	13.0
2.	PIMCO Total Return Institutional	13.0
3.	ON Federated Core Plus Bond Portfolio	13.0
4.	ON S&P 500® Index Portfolio	13.0
5.	PIMCO Low Duration Institutional	8.0
6.	ON Bond Portfolio	7.0
7.	ON Federated High Income Bond Portfolio	5.0
8.	ON S&P MidCap 400® Index Portfolio	5.0
9.	ON BlackRock Advantage International Equity Portfolio	4.5
10.	ON BlackRock Advantage Large Cap Value Portfolio	4.0

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2021
Open-End Mutual Funds–39.6%	Shares	Value
DFA Emerging Markets Portfolio Institutional	133,864	$ 4,223,414
DFA International Core Equity Portfolio Institutional	524,648	8,446,827
PIMCO Low Duration Institutional	2,300,341	22,543,338
PIMCO Total Return Institutional	3,570,628	36,670,355
Vanguard International Growth Fund Admiral Class	20,213	2,815,609
Western Asset Core Plus Bond IS	3,077,669	36,685,819
Total Open-End Mutual Funds		$111,385,362
Total Investments in Securities of Unaffiliated Issuers – 39.6% (Cost $108,256,845)		$111,385,362
Total Investments in Affiliates – 60.4% (Cost $140,112,828) (see schedule below)		170,344,345
Liabilities in Excess of Other Assets – 0.0%		(116,649)
Net Assets – 100.0%		$281,613,058

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2021

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2021	Value at December 31, 2021
Open-End Mutual Funds – 60.4%
Fidelity Advisor® Real Estate I	(a)	$ 3,034,303	$ 422,358	$ 1,463,673	$ 146,410	$ 676,211	$ 21,770	$ 140,353	108,963	$ 2,815,609
ON AB Mid Cap Core Portfolio	(a)	3,034,303	335,875	850,393	270,730	25,094	4,291	170,440	45,086	2,815,609
ON AB Relative Value Portfolio	(a)	—	2,798,118	126,317	4,633	139,175	—	—	267,643	2,815,609
ON AB Small Cap Portfolio	(a)	3,034,303	668,049	816,946	216,316	(286,113)	—	326,407	66,048	2,815,609
ON BlackRock Advantage International Equity Portfolio	(a)	13,654,362	1,103,831	3,646,677	549,235	1,009,490	173,591	—	687,106	12,670,241
ON BlackRock Advantage Large Cap Core Portfolio	(a)	6,068,605	709,794	2,089,437	431,771	510,485	55,098	493,980	125,585	5,631,218
ON BlackRock Advantage Large Cap Value Portfolio	(a)	15,171,513	803,198	7,792,481	1,921,766	1,158,440	185,401	—	475,811	11,262,436
ON Bond Portfolio	(a)	21,240,118	1,698,918	2,317,298	316,491	(1,228,966)	546,697	43,816	991,412	19,709,263
ON Federated Core Plus Bond Portfolio	(a)	30,343,026	10,559,724	3,914,411	124,645	(510,067)	129,035	4,560	3,553,681	36,602,917
ON Federated High Income Bond Portfolio	(a)	15,171,513	1,224,512	2,303,450	345,241	(359,771)	729,957	—	652,365	14,078,045
ON Janus Henderson Forty Portfolio	(a)	3,034,303	557,564	945,100	374,961	(206,119)	—	379,638	77,288	2,815,609
ON Nasdaq-100® Index Portfolio	(a)	6,068,605	1,398,831	2,158,933	821,307	(498,592)	27,060	1,089,865	197,034	5,631,218
ON S&P 500® Index Portfolio	(a)	39,445,934	3,571,136	13,482,618	4,034,331	3,034,134	537,700	2,015,649	792,271	36,602,917
ON S&P MidCap 400® Index Portfolio	(a)	15,171,513	1,356,699	5,391,372	1,644,855	1,296,350	146,023	231,373	536,920	14,078,045
Total Open-End Mutual Funds					$11,202,692	$ 4,759,751	$2,556,623	$4,896,081		$170,344,345

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)
Objective/Strategy
The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.
Performance as of December 31, 2021
Average Annual returns
One year	11.03%
Since inception (3/1/17)	8.81%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.04% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 11.03% versus 10.19% for its benchmark, the Morningstar® Moderate Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In 2021, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed small cap and mid cap stocks. Growth stocks marginally outperformed value stocks in 2021, but performance was much more balanced than in the previous four years. The Portfolio’s exposure to large cap, domestic, and growth stocks benefited relative performance.
Fixed income markets generally provided negative returns for the year. Interest rates increased across the curve, as market participants prepared for a less accommodative Federal Reserve in 2022 and reacted to a higher rate of inflation. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened slightly during the year, which provided a small lift to the market. Lower quality bonds also outperformed higher quality bonds, as corporate profits remained strong in 2021. The Portfolio’s exposure to lower quality corporate bonds and shorter duration bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the allocation to growth and domestic equity funds benefited relative performance. The investment in small cap equity funds detracted from relative performance. On the fixed income side, the overweight allocation to lower quality corporate bond funds and shorter duration bond funds enhanced relative performance, while the allocation to longer duration, higher quality bond funds detracted from performance relative to the benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON BlackRock Advantage Large Cap Core Portfolio, and ON S&P 500® Index Portfolio. These funds benefited from their exposures to large cap domestic stocks and, in the case of Fidelity Advisor® Real Estate I, its exposure to real estate investment trust (“REIT”) stocks. The top three funds that detracted from relative performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and ON Federated Core Plus Bond Portfolio. These funds’ exposures to higher interest rates detracted from performance. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  One member of the asset allocation committee resigned during the fourth quarter of 2021. There were no changes to the investment strategy or selection process.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of December 31, 2021
		% of Net Assets
1.	ON S&P 500® Index Portfolio	15.0
2.	Western Asset Core Plus Bond IS	9.0
3.	ON S&P MidCap 400® Index Portfolio	9.0
4.	PIMCO Total Return Institutional	8.0
5.	ON BlackRock Advantage International Equity Portfolio	8.0
6.	ON Federated Core Plus Bond Portfolio	8.0
7.	PIMCO Low Duration Institutional	6.0
8.	ON BlackRock Advantage Large Cap Value Portfolio	5.0
9.	ON Bond Portfolio	5.0
10.	DFA International Core Equity Portfolio Institutional	4.0

Ohio National Fund, Inc.	ON Balanced Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2021
Open-End Mutual Funds–34.0%	Shares	Value
DFA Emerging Markets Portfolio Institutional	1,385,079	$ 43,699,242
DFA International Core Equity Portfolio Institutional	2,714,239	43,699,242
PIMCO Low Duration Institutional	6,694,111	65,602,285
PIMCO Total Return Institutional	8,525,666	87,558,592
Vanguard International Growth Fund Admiral Class	235,279	32,774,432
Western Asset Core Plus Bond IS	8,267,173	98,544,702
Total Open-End Mutual Funds		$ 371,878,495
Total Investments in Securities of Unaffiliated Issuers – 34.0% (Cost $349,393,392)		$ 371,878,495
Total Investments in Affiliates – 66.0% (Cost $565,646,407) (see schedule below)		721,037,500
Liabilities in Excess of Other Assets – 0.0%		(391,932)
Net Assets – 100.0%		$1,092,524,063

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2021

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2021	Value at December 31, 2021
Open-End Mutual Funds – 66.0%
Fidelity Advisor® Real Estate I	(a)	$ 11,276,978	$ 1,016,560	$ 4,477,109	$ 194,060	$ 2,914,322	$ 84,330	$ 543,964	422,787	$ 10,924,811
ON AB Mid Cap Core Portfolio	(a)	11,276,978	780,713	2,224,450	709,872	381,698	16,680	662,542	174,937	10,924,811
ON AB Relative Value Portfolio	(a)	—	21,612,032	872,202	29,772	1,080,019	—	—	2,076,960	21,849,621
ON AB Small Cap Portfolio	(a)	11,276,978	1,939,255	1,962,033	720,163	(1,049,552)	—	1,270,772	256,271	10,924,811
ON BlackRock Advantage International Equity Portfolio	(a)	90,215,828	3,909,708	17,062,882	2,555,004	7,780,827	1,200,254	—	4,739,614	87,398,485
ON BlackRock Advantage Large Cap Core Portfolio	(a)	22,553,957	2,373,877	6,623,465	1,805,431	1,739,821	213,933	1,918,028	487,280	21,849,621
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	22,553,957	3,172,795	16,366,659	6,053,855	(4,489,137)	29,219	2,934,976	324,660	10,924,811
ON BlackRock Advantage Large Cap Value Portfolio	(a)	67,661,871	13,444,897	40,490,091	10,352,776	3,654,600	1,007,266	—	2,307,734	54,624,053
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	22,553,957	5,330,959	4,408,344	1,527,206	(3,154,157)	—	2,753,108	575,141	21,849,621
ON Bond Portfolio	(a)	56,384,892	4,569,566	3,919,117	545,525	(2,956,813)	1,511,441	121,136	2,747,689	54,624,053
ON Federated Core Plus Bond Portfolio	(a)	90,215,828	3,499,204	4,891,962	169,836	(1,594,421)	307,435	10,865	8,485,290	87,398,485
ON Federated High Income Bond Portfolio	(a)	33,830,935	2,026,327	3,009,905	472,231	(545,156)	1,701,100	—	1,518,741	32,774,432
ON Janus Henderson Forty Portfolio	(a)	22,553,957	1,755,390	15,842,225	7,906,940	(5,449,251)	—	1,480,958	299,885	10,924,811
ON Nasdaq-100® Index Portfolio	(a)	22,553,957	4,777,963	6,621,277	2,485,618	(1,346,640)	105,491	4,248,828	764,507	21,849,621
ON S&P 500® Index Portfolio	(a)	157,877,698	23,089,329	46,030,005	14,865,017	14,070,119	2,410,302	9,035,372	3,547,016	163,872,158
ON S&P MidCap 400® Index Portfolio	(a)	101,492,806	5,761,442	28,747,691	8,643,736	11,173,002	1,023,857	1,622,304	3,749,935	98,323,295
Total Open-End Mutual Funds					$59,037,042	$22,209,281	$9,611,308	$26,602,853		$721,037,500

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.
Performance as of December 31, 2021
Average Annual returns
One year	14.83%
Since inception (3/1/17)	10.68%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.01% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 14.83% versus 14.04% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In 2021, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed small cap and mid cap stocks. Growth stocks marginally outperformed value stocks in 2021, but performance was much more balanced than in the previous four years. The Portfolio’s exposure to large cap, domestic, and growth stocks benefited relative performance.
Fixed income markets generally provided negative returns for the year. Interest rates increased across the curve, as market participants prepared for a less accommodative Federal Reserve in 2022 and reacted to a higher rate of inflation. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened slightly during the year, which provided a small lift to the market. Lower quality bonds also outperformed higher quality bonds, as corporate profits remained strong in 2021. The Portfolio’s exposure to lower quality corporate bonds and shorter duration bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the allocation to growth and domestic equity funds benefited relative performance. The investment in small cap equity funds detracted from relative performance. On the fixed income side, the overweight allocation to lower quality corporate bond funds and shorter duration bond funds enhanced relative performance, while the allocation to longer duration, higher quality bond funds detracted from performance relative to the benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON BlackRock Advantage Large Cap Core Portfolio, and ON S&P 500® Index Portfolio. These funds benefited from their exposures to large cap domestic stocks and, in the case of Fidelity Advisor® Real Estate I, its exposure to real estate investment trust (“REIT”) stocks. The top three funds that detracted from relative performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and ON Federated Core Plus Bond Portfolio. These funds’ exposures to higher interest rates detracted from performance. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  One member of the asset allocation committee resigned during the fourth quarter of 2021. There were no changes to the investment strategy or selection process.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of December 31, 2021
		% of Net Assets
1.	ON S&P 500® Index Portfolio	18.0
2.	ON S&P MidCap 400® Index Portfolio	10.0
3.	ON BlackRock Advantage International Equity Portfolio	9.0
4.	ON BlackRock Advantage Large Cap Value Portfolio	8.0
5.	Western Asset Core Plus Bond IS	7.0
6.	DFA International Core Equity Portfolio Institutional	6.0
7.	ON Federated Core Plus Bond Portfolio	6.0
8.	ON BlackRock Advantage Large Cap Core Portfolio	4.0
9.	Vanguard International Growth Fund Admiral Class	4.0
10.	DFA Emerging Markets Portfolio Institutional	4.0

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2021
Open-End Mutual Funds–23.5%	Shares	Value
DFA Emerging Markets Portfolio Institutional	2,507,288	$ 79,104,934
DFA International Core Equity Portfolio Institutional	7,370,025	118,657,402
PIMCO Low Duration Institutional	3,029,420	29,688,321
PIMCO Total Return Institutional	1,929,129	19,812,156
Vanguard International Growth Fund Admiral Class	567,875	79,104,935
Western Asset Core Plus Bond IS	11,639,492	138,742,745
Total Open-End Mutual Funds		$ 465,110,493
Total Investments in Securities of Unaffiliated Issuers – 23.5% (Cost $421,689,919)		$ 465,110,493
Total Investments in Affiliates – 76.5% (Cost $1,168,985,978) (see schedule below)		1,512,881,875
Liabilities in Excess of Other Assets – 0.0%		(667,945)
Net Assets – 100.0%		$1,977,324,423

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2021

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2021	Value at December 31, 2021
Open-End Mutual Funds – 76.5%
Fidelity Advisor® Real Estate I	(a)	$ 19,878,241	$ 1,631,379	$ 7,242,963	$ 312,785	$ 5,196,792	$ 152,072	$ 983,886	765,334	$ 19,776,234
ON AB Mid Cap Core Portfolio	(a)	19,878,241	1,278,701	3,302,852	1,048,518	873,626	29,657	1,177,958	316,673	19,776,234
ON AB Relative Value Portfolio	(a)	—	38,767,084	1,216,857	47,175	1,955,065	—	—	3,759,740	39,552,467
ON AB Small Cap Portfolio	(a)	39,756,483	7,309,356	6,322,446	2,252,058	(3,442,984)	—	4,517,700	927,808	39,552,467
ON BlackRock Advantage International Equity Portfolio	(a)	178,904,172	7,241,018	28,762,400	4,278,044	16,325,269	2,394,945	—	9,652,175	177,986,103
ON BlackRock Advantage Large Cap Core Portfolio	(a)	79,512,965	7,865,133	20,828,410	8,319,341	4,235,906	761,221	6,824,779	1,764,160	79,104,935
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	59,634,724	11,086,816	33,492,937	16,801,018	(14,477,154)	103,771	10,423,756	1,175,408	39,552,467
ON BlackRock Advantage Large Cap Value Portfolio	(a)	139,147,689	43,974,048	55,819,951	14,123,386	16,784,697	2,297,616	—	6,683,983	158,209,869
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	59,634,724	14,847,319	10,733,181	3,763,656	(8,183,817)	—	7,341,616	1,561,693	59,328,701
ON Bond Portfolio	(a)	69,573,845	6,821,595	4,206,805	592,936	(3,564,753)	1,875,703	150,330	3,481,731	69,216,818
ON Federated Core Plus Bond Portfolio	(a)	119,269,448	7,455,240	6,192,276	219,520	(2,094,530)	409,160	14,459	11,520,136	118,657,402
ON Federated High Income Bond Portfolio	(a)	39,756,483	3,073,029	3,193,519	493,629	(577,155)	2,012,145	—	1,832,830	39,552,467
ON Janus Henderson Forty Portfolio	(a)	79,512,965	9,343,304	55,445,351	23,551,317	(17,409,768)	—	7,874,026	1,085,711	39,552,467
ON Nasdaq-100® Index Portfolio	(a)	79,512,965	13,315,552	39,686,689	16,073,677	(9,886,804)	280,850	11,311,667	2,075,882	59,328,701
ON S&P 500® Index Portfolio	(a)	337,930,102	42,525,112	86,692,055	28,380,368	33,828,679	5,144,488	19,284,869	7,705,026	355,972,206
ON S&P MidCap 400® Index Portfolio	(a)	198,782,413	9,921,662	49,660,764	14,653,532	24,065,494	2,018,671	3,198,590	7,542,423	197,762,337
Total Open-End Mutual Funds					$134,910,960	$ 43,628,563	$17,480,299	$73,103,636		$1,512,881,875

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
Performance as of December 31, 2021
Average Annual returns
One year	17.58%
Since inception (3/1/17)	12.13%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.08% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.14% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2021, the Portfolio returned 17.58% versus 17.30% for its benchmark, the Morningstar® Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In 2021, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed small cap and mid cap stocks. Growth stocks marginally outperformed value stocks in 2021, but performance was much more balanced than in the previous four years. The Portfolio’s exposure to large cap, domestic, and growth stocks benefited relative performance.
Fixed income markets generally provided negative returns for the year. Interest rates increased across the curve, as market participants prepared for a less accommodative Federal Reserve in 2022 and reacted to a higher rate of inflation. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened slightly during the year, which provided a small lift to the market. Lower quality bonds also outperformed higher quality bonds, as corporate profits remained strong in 2021. The Portfolio’s exposure to lower quality corporate bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the allocation to growth and domestic equity funds benefited relative performance. The investment in small cap equity funds detracted from relative performance. On the fixed income side, the overweight allocation to lower quality corporate bond funds enhanced relative, while the allocation to longer duration, higher quality bond funds detracted from performance relative to the benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON BlackRock Advantage Large Cap Core Portfolio, and ON S&P 500® Index Portfolio. These funds benefited from their exposures to large cap domestic stocks and, in the case of Fidelity Advisor® Real Estate I, its exposure to real estate investment trust (“REIT”) stocks. The top three funds that detracted from relative performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and Vanguard International Growth Fund Admiral Class. The bond funds’ exposures to higher interest rates detracted from performance. Vanguard International Growth Fund Admiral Class’s exposure to international stocks and the growth sector detracted from performance. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  One member of the asset allocation committee resigned during the fourth quarter of 2021. There were no changes to the investment strategy or selection process.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2021.

(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of December 31, 2021
		% of Net Assets
1.	ON S&P 500® Index Portfolio	18.0
2.	ON BlackRock Advantage International Equity Portfolio	12.0
3.	ON S&P MidCap 400® Index Portfolio	11.5
4.	ON BlackRock Advantage Large Cap Value Portfolio	8.0
5.	DFA International Core Equity Portfolio Institutional	7.0
6.	ON BlackRock Advantage Large Cap Core Portfolio	6.0
7.	DFA Emerging Markets Portfolio Institutional	5.0
8.	Vanguard International Growth Fund Admiral Class	5.0
9.	ON BlackRock Advantage Small Cap Growth Portfolio	4.5
10.	ON AB Small Cap Portfolio	4.0

Ohio National Fund, Inc.	ON Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2021
Open-End Mutual Funds–20.0%	Shares	Value
DFA Emerging Markets Portfolio Institutional	710,505	$ 22,416,425
DFA International Core Equity Portfolio Institutional	1,949,254	31,382,994
PIMCO Total Return Institutional	437,332	4,491,397
Vanguard International Growth Fund Admiral Class	160,922	22,416,425
Western Asset Core Plus Bond IS	753,901	8,986,508
Total Open-End Mutual Funds		$ 89,693,749
Total Investments in Securities of Unaffiliated Issuers – 20.0% (Cost $78,478,394)		$ 89,693,749
Total Investments in Affiliates – 80.0% (Cost $272,931,216) (see schedule below)		358,662,799
Liabilities in Excess of Other Assets – 0.0%		(169,573)
Net Assets – 100.0%		$448,186,975

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2021

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2021	Value at December 31, 2021
Open-End Mutual Funds – 80.0%
Fidelity Advisor® Real Estate I	(a)	$ 4,432,373	$ 423,744	$ 1,612,846	$ 201,730	$ 1,038,284	$ 34,363	$ 221,812	173,502	$ 4,483,285
ON AB Mid Cap Core Portfolio	(a)	4,432,373	313,776	691,599	218,918	209,817	6,752	268,196	71,790	4,483,285
ON AB Relative Value Portfolio	(a)	—	13,159,351	384,899	10,929	664,474	—	—	1,278,503	13,449,855
ON AB Small Cap Portfolio	(a)	17,729,493	3,655,068	2,886,125	1,014,657	(1,579,953)	—	1,809,183	420,670	17,933,140
ON BlackRock Advantage International Equity Portfolio	(a)	53,188,478	1,943,661	7,475,735	1,108,236	5,034,780	729,220	—	2,917,539	53,799,420
ON BlackRock Advantage Large Cap Core Portfolio	(a)	22,161,866	6,835,185	5,520,748	2,180,986	1,242,421	260,616	2,336,569	599,904	26,899,710
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	13,297,120	2,667,320	7,488,447	3,760,125	(3,269,548)	23,698	2,380,462	266,466	8,966,570
ON BlackRock Advantage Large Cap Value Portfolio	(a)	31,026,612	10,075,500	12,169,196	2,993,859	3,939,505	523,103	—	1,515,263	35,866,280
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	19,945,679	5,600,558	3,837,617	1,236,735	(2,770,573)	—	2,505,882	531,055	20,174,782
ON Bond Portfolio	(a)	4,432,373	636,633	394,732	63,160	(254,149)	121,785	9,761	225,517	4,483,285
ON Federated High Income Bond Portfolio	(a)	4,432,373	494,958	433,102	50,245	(61,189)	228,190	—	207,752	4,483,285
ON Janus Henderson Forty Portfolio	(a)	22,161,866	3,051,523	13,365,128	5,468,854	(3,867,260)	—	2,055,817	369,197	13,449,855
ON Nasdaq-100® Index Portfolio	(a)	31,026,612	5,328,039	20,823,860	8,274,485	(5,872,136)	106,964	4,308,144	627,472	17,933,140
ON S&P 500® Index Portfolio	(a)	75,350,344	9,238,244	17,784,691	6,524,499	7,370,734	1,174,229	4,401,770	1,746,734	80,699,130
ON S&P MidCap 400® Index Portfolio	(a)	50,972,292	2,774,982	12,150,320	3,574,718	6,386,105	529,454	838,920	1,966,353	51,557,777
Total Open-End Mutual Funds					$36,682,136	$ 8,211,312	$3,738,374	$21,136,516		$358,662,799

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2021
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$270,997,821	$551,386,800	$504,121,456	$141,781,717	$168,829,318	$105,044,671	$1,320,777,784	$328,816,317
Cash	—	34,462	43,843	—	—	578	—	44,730
Cash subject to usage restrictions	—	287,500	513,197	—	—	—	494,500	265,650
Foreign currencies, at value	—	—	5,193	1	—	—	—	480,922
Receivable for foreign currency	—	—	548,763	—	—	—	—	—
Receivable for securities sold	—	—	17,794,037	—	1,394,951	79,864	11,017,479	—
Receivable for fund shares sold	4,332,344	67,612	1,518,540	483,642	435,966	7,773	78,083	15,953
Dividends and accrued interest receivable	2,266,893	1,391,073	615,692	22,073	82,254	71,169	804,942	240,569
Foreign tax reclaim receivable	—	—	1,295,793	4,629	—	2,537	—	132,022
Prepaid expenses and other assets	3,136	7,433	13,704	2,336	2,386	1,449	17,847	4,859
Total assets	277,600,194	553,174,880	526,470,218	142,294,398	170,744,875	105,208,041	1,333,190,635	330,001,022
Liabilities:
Cash overdraft	—	—	—	—	—	—	1,424,564	—
Foreign currency overdraft	—	—	553,010	—	—	—	—	—
Payable for securities purchased	—	—	15,071,452	—	1,230,753	113,334	—	—
Payable for fund shares redeemed	14,790	1,076,195	2,888,062	8,834	83,949	351,015	6,171,711	3,857,449
Payable for investment management services	124,154	225,111	301,441	86,764	102,818	62,464	377,514	186,909
Payable for variation margin on futures contracts	—	20,672	15,195	—	—	—	124,048	17,922
Accrued custody expense	1,186	6,720	89,614	2,945	6,834	6,641	10,947	5,983
Accrued professional fees	9,857	10,015	9,991	9,796	9,799	9,761	10,470	9,916
Accrued accounting fees	8,726	16,585	21,996	4,138	5,575	4,745	26,904	8,715
Accrued printing and filing fees	776	817	593	598	590	643	611	627
Other liabilities	8,529	8,700	465	8,454	8,199	7,801	9,309	8,580
Withholding tax payable	—	—	51,163	—	—	163	741	—
Total liabilities	168,018	1,364,815	19,002,982	121,529	1,448,517	556,567	8,156,819	4,096,101
Commitments and contingent liabilities (see Note 8 of Notes to Financial Statements)
Net assets	$277,432,176	$551,810,065	$507,467,236	$142,172,869	$169,296,358	$104,651,474	$1,325,033,816	$325,904,921
Net assets consist of:
Paid in capital	252,287,832	387,503,381	423,484,404	30,023,461	78,799,226	58,026,220	613,323,360	240,155,682
Total distributable earnings	25,144,344	164,306,684	83,982,832	112,149,408	90,497,132	46,625,254	711,710,456	85,749,239
Net assets	$277,432,176	$551,810,065	$507,467,236	$142,172,869	$169,296,358	$104,651,474	$1,325,033,816	$325,904,921
*Investments in securities of unaffiliated issuers, at cost	$254,403,066	$477,501,218	$479,380,033	$ 88,767,404	$155,049,206	$ 96,692,506	$ 739,203,204	$303,562,062
Foreign currencies, at cost	$ —	$ —	$ 5,182	$ 1	$ —	$ —	$ —	$ 464,300
Shares outstanding, par value, $1 per share	13,958,701	13,004,724	27,520,247	3,902,584	3,971,239	1,675,713	28,680,963	13,770,503
Authorized Fund shares allocated to Portfolio	22,000,000	22,000,000	50,000,000	9,000,000	7,000,000	4,000,000	50,000,000	26,000,000
Net asset value per share	$ 19.88	$ 42.43	$ 18.44	$ 36.43	$ 42.63	$ 62.45	$ 46.20	$ 23.67
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2021
	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$166,233,914	$356,702,839	$442,475,039	$194,585,086	$441,900,475	$81,603,113	$448,072,979	$705,986,765
Cash	—	28,528	38,157	3,278	—	2,609	—	27
Cash subject to usage restrictions	—	119,000	310,500	162,000	189,000	51,000	—	—
Receivable for securities sold	599,888	—	—	—	—	—	3,489,809	—
Receivable for fund shares sold	995,184	406,493	88,487	1,591,085	2,687	49,357	18,022	7,566,100
Receivable for variation margin on futures contracts	—	—	—	—	1,540	—	135,867	—
Dividends and accrued interest receivable	2,528,522	86,302	220,633	50,779	403,424	23,108	1,034,057	3,786,728
Prepaid expenses and other assets	1,928	5,096	5,908	2,785	5,984	1,277	6,154	6,925
Total assets	170,359,436	357,348,258	443,138,724	196,395,013	442,503,110	81,730,464	452,756,888	717,346,545
Liabilities:
Cash overdraft	—	—	—	—	44	—	3,665	—
Payable for securities purchased	—	—	—	—	—	—	4,859,539	—
Payable for fund shares redeemed	36,047	659,729	5,589,872	6,500	4,783,195	193,036	542,943	283,332
Payable for investment management services	102,766	108,164	237,436	124,524	129,497	45,298	333,099	298,985
Payable for variation margin on futures contracts	—	12,018	22,047	5,535	—	6,570	—	213,594
Accrued custody expense	1,662	8,275	6,151	4,329	7,738	3,846	16,364	5,097
Accrued professional fees	9,797	9,913	9,952	9,816	9,955	9,748	12,723	16,629
Accrued accounting fees	13,872	7,630	9,425	6,191	10,474	2,771	20,692	29,208
Accrued printing and filing fees	878	567	563	642	605	613	817	786
Other liabilities	8,543	8,692	8,903	8,233	8,765	8,405	8,152	8,840
Withholding tax payable	—	516	—	—	—	—	55	—
Total liabilities	173,565	815,504	5,884,349	165,770	4,950,273	270,287	5,798,049	856,471
Net assets	$170,185,871	$356,532,754	$437,254,375	$196,229,243	$437,552,837	$81,460,177	$446,958,839	$716,490,074
Net assets consist of:
Paid in capital	167,067,586	103,952,686	268,382,905	132,263,732	272,515,326	31,275,078	310,086,790	711,714,707
Total distributable earnings	3,118,285	252,580,068	168,871,470	63,965,511	165,037,511	50,185,099	136,872,049	4,775,367
Net assets	$170,185,871	$356,532,754	$437,254,375	$196,229,243	$437,552,837	$81,460,177	$446,958,839	$716,490,074
*Investments in securities of unaffiliated issuers, at cost	$163,030,791	$184,309,029	$366,762,114	$180,364,932	$323,736,147	$66,004,653	$355,074,441	$709,203,889
Shares outstanding, par value, $1 per share	7,886,256	12,473,160	9,751,951	5,165,883	16,687,871	2,420,732	26,048,392	69,547,243
Authorized Fund shares allocated to Portfolio	13,000,000	22,000,000	17,000,000	8,000,000	31,000,000	42,000,000	170,000,000	115,000,000
Net asset value per share	$ 21.58	$ 28.58	$ 44.84	$ 37.99	$ 26.22	$ 33.65	$ 17.16	$ 10.30
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2021
	ON Janus Henderson U.S. Low Volatility Portfolio	ON iShares Managed Risk Balanced Portfolio	ON AB Relative Value Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$984,838,879	$402,263,173	$78,799,834	$111,385,362	$ 371,878,495	$ 465,110,493	$ 89,693,749
Investments in affiliates, at value**	—	—	—	170,344,345	721,037,500	1,512,881,875	358,662,799
Cash	5,254	623,316	—	—	—	—	—
Cash subject to usage restrictions	—	3,884,174	—	—	—	—	—
Foreign currencies, at value	—	5,798,894	—	—	—	—	—
Receivable for securities sold	1,421,070	—	—	1,439,054	6,709,784	12,391,303	1,916,283
Receivable for fund shares sold	31,763	64,662	—	21,285	22,193	7,915	1,481
Dividends and accrued interest receivable	528,844	84,437	57,894	—	—	—	—
Prepaid expenses and other assets	11,320	4,069	1,033	3,241	12,640	22,543	5,064
Total assets	986,837,130	412,722,725	78,858,761	283,193,287	1,099,660,612	1,990,414,129	450,279,376
Liabilities:
Payable for securities purchased	—	—	—	1,444,353	6,539,366	12,024,471	1,838,989
Payable for fund shares redeemed	2,746,045	286,587	1,156,399	15,986	192,611	374,747	78,775
Payable for investment management services	484,826	201,611	38,670	95,182	378,328	663,117	149,826
Payable for variation margin on futures contracts	—	217,791	—	—	—	—	—
Accrued custody expense	4,821	3,876	1,415	2,741	3,007	2,867	2,635
Accrued professional fees	10,875	8,958	5,000	8,255	8,729	9,233	8,350
Accrued accounting fees	18,369	4,229	1,296	3,848	3,856	3,856	3,848
Accrued printing and filing fees	593	562	—	570	599	647	564
Other liabilities	11,502	11,196	11,875	9,294	10,053	10,768	9,414
Total liabilities	3,277,031	734,810	1,214,655	1,580,229	7,136,549	13,089,706	2,092,401
Net assets	$983,560,099	$411,987,915	$77,644,106	$281,613,058	$1,092,524,063	$1,977,324,423	$448,186,975
Net assets consist of:
Paid in capital	879,790,495	402,570,972	73,737,311	234,284,058	846,892,678	1,451,708,355	312,208,811
Total distributable earnings	103,769,604	9,416,943	3,906,795	47,329,000	245,631,385	525,616,068	135,978,164
Net assets	$983,560,099	$411,987,915	$77,644,106	$281,613,058	$1,092,524,063	$1,977,324,423	$448,186,975
*Investments in securities of unaffiliated issuers, at cost	$905,291,691	$396,366,524	$74,985,630	$108,256,845	$ 349,393,392	$ 421,689,919	$ 78,478,394
**Investments in affiliates, at cost	$ —	$ —	$ —	$140,112,828	$ 565,646,407	$1,168,985,978	$272,931,216
Foreign currencies, at cost	$ —	$ 5,874,658	$ —	$ —	$ —	$ —	$ —
Shares outstanding, par value, $1 per share	88,468,357	40,282,451	7,382,947	21,140,699	76,835,684	129,565,787	27,207,531
Authorized Fund shares allocated to Portfolio	155,000,000	133,000,000	50,000,000	36,000,000	120,000,000	210,000,000	43,000,000
Net asset value per share	$ 11.12	$ 10.23	$ 10.52	$ 13.32	$ 14.22	$ 15.26	$ 16.47
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2021
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio
Investment income:
Interest	$ 8,908,901	$ 4,334,723	$ 32,000	$ 314	$ 230	$ —	$ 866	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	2,281	5,250,336	13,880,440	839,320	1,454,140	1,277,879	18,294,395	6,763,378
Total investment income	8,911,182	9,585,059	13,912,440	839,634	1,454,370	1,277,879	18,295,261	6,763,378
Expenses:
Management fees	1,497,954	2,632,446	3,609,129	1,328,465	1,324,093	813,513	4,348,792	2,284,779
Custodian fees	6,806	42,944	566,571	15,227	47,876	29,834	70,103	37,050
Directors' fees	22,570	42,824	40,218	15,520	14,140	8,567	100,473	26,401
Professional fees	25,719	30,076	33,871	24,181	24,038	22,761	43,033	27,243
Accounting fees	53,622	101,343	145,335	27,672	33,772	26,903	159,481	50,283
Administration fees	30,687	32,661	80,823	31,109	32,236	31,832	39,442	33,067
Printing and filing fees	9,915	11,971	8,376	7,374	8,857	8,956	10,477	8,156
Compliance expense	11,068	11,068	11,068	11,068	11,068	11,068	11,068	11,068
Other	7,562	17,175	53,206	6,349	6,072	3,385	39,144	11,959
Total expenses	1,665,903	2,922,508	4,548,597	1,466,965	1,502,152	956,819	4,822,013	2,490,006
Net investment income (loss)	7,245,279	6,662,551	9,363,843	(627,331)	(47,782)	321,060	13,473,248	4,273,372
Realized/unrealized gain on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	1,323,993	84,313,337	74,214,826	60,194,893	76,999,531	38,312,038	125,068,363	69,972,989
Futures contracts	—	2,326,909	803,473	—	—	27,158	2,396,494	1,919,238
Foreign currency related transactions	—	—	4,559	(5,163)	(455)	(324)	—	29
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(12,997,451)	1,792,125	(19,495,062)	(23,114,190)	(62,498,248)	(21,874,958)	178,201,353	(2,413,597)
Futures contracts	—	(251,460)	57,857	—	—	—	(198,015)	(206,453)
Foreign currency related transactions	—	(1)	(64,900)	(177)	(604)	(182)	—	(15,785)
Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	(11,673,458)	88,180,910	55,520,753	37,075,363	14,500,224	16,463,732	305,468,195	69,256,421
Change in net assets from operations	$ (4,428,179)	$94,843,461	$ 64,884,596	$ 36,448,032	$ 14,452,442	$ 16,784,792	$318,941,443	$73,529,793
*Taxes withheld	$ —	$ 508	$ 1,482,095	$ 10,992	$ 857	$ 3,879	$ 2,368	$ 784
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2021
	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio
Investment income:
Interest	$9,217,202	$ 473	$ —	$ 5,368	$ 460	$ —	$ 4,156,520	$ 9,578,011
Dividends from unaffiliated issuers, net of taxes withheld*	20,593	2,582,339	5,844,029	1,046,506	6,159,070	710,753	2,260,131	2,111,682
Total investment income	9,237,795	2,582,812	5,844,029	1,051,874	6,159,530	710,753	6,416,651	11,689,693
Expenses:
Management fees	1,240,293	1,340,508	2,766,912	1,563,839	1,551,475	678,022	3,939,091	2,450,499
Custodian fees	9,866	16,411	35,445	26,986	71,181	21,734	60,990	26,505
Directors' fees	13,875	30,003	33,907	16,400	34,826	8,669	35,177	36,497
Professional fees	23,877	27,300	28,193	24,401	28,314	22,718	31,230	32,411
Accounting fees	83,088	47,633	57,404	38,495	62,656	19,407	127,018	147,870
Administration fees	30,914	32,385	35,508	31,943	32,574	29,975	30,689	29,615
Printing and filing fees	10,683	7,841	8,239	8,067	8,388	7,874	11,933	11,137
Compliance expense	11,068	11,068	11,068	11,068	11,068	11,068	11,068	11,068
Other	4,658	11,819	13,284	11,759	13,351	3,534	16,258	7,614
Total expenses	1,428,322	1,524,968	2,989,960	1,732,958	1,813,833	803,001	4,263,454	2,753,216
Net investment income (loss)	7,809,473	1,057,844	2,854,069	(681,084)	4,345,697	(92,248)	2,153,197	8,936,477
Realized/unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	395,209	78,768,357	91,077,662	51,016,380	55,941,530	34,413,369	54,629,724	(29,842)
Futures contracts	—	1,171,493	2,430,500	968,506	771,100	548,029	(6,617,604)	(478,700)
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	215,689	10,420,634	11,954,784	(41,357,154)	34,872,021	(9,331,808)	11,847,014	(10,723,654)
Futures contracts	—	(37,014)	(276,502)	(28,757)	10,483	(93,939)	825,588	(311,976)
Net realized/unrealized gain (loss) on investments and futures contracts	610,898	90,323,470	105,186,444	10,598,975	91,595,134	25,535,651	60,684,722	(11,544,172)
Change in net assets from operations	$8,420,371	$91,381,314	$108,040,513	$ 9,917,891	$95,940,831	$25,443,403	$62,837,919	$ (2,607,695)
*Taxes withheld	$ —	$ 3,759	$ 533	$ 2,034	$ —	$ 49	$ 8,764	$ —
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2021
	ON Janus Henderson U.S. Low Volatility Portfolio[1]	ON iShares Managed Risk Balanced Portfolio[1]	ON AB Relative Value Portfolio[2]	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Investment income:
Dividend income from unaffiliated issuers	$ 7,542,468	$3,928,932	$ 93,433	$ 2,493,563	$ 7,886,352	$ 10,404,459	$ 1,977,217
Dividends from affililiates	—	—	—	2,556,623	9,611,308	17,480,299	3,738,374
Total investment income	7,542,468	3,928,932	93,433	5,050,186	17,497,660	27,884,758	5,715,591
Expenses:
Management fees	2,935,304	1,234,479	38,670	1,175,021	4,489,849	7,984,978	1,805,950
Custodian fees	14,647	12,623	1,415	16,597	17,493	16,538	14,655
Directors' fees	35,259	15,358	—	23,458	89,106	157,638	35,592
Professional fees	26,354	20,236	16,522	24,922	39,474	55,272	27,248
Accounting fees	56,501	12,739	1,296	22,255	23,390	23,390	23,310
Administration fees	19,211	17,903	11,070	35,296	39,831	44,562	35,708
Printing and filing fees	5,566	4,794	1,231	8,984	9,513	11,522	7,950
Compliance expense	5,418	5,418	805	11,068	11,068	11,068	11,068
Recoupment of previously reimbursed expenses	—	—	—	6,011	92,193	34,233	218,062
Other	6,604	6,376	—	7,836	29,311	50,946	11,200
Total expenses	3,104,864	1,329,926	71,009	1,331,448	4,841,228	8,390,147	2,190,743
Less expenses reduced or reimbursed by advisor	—	—	—	(64,732)	(137,994)	—	—
Net expenses	3,104,864	1,329,926	71,009	1,266,716	4,703,234	8,390,147	2,190,743
Net investment income	4,437,604	2,599,006	22,424	3,783,470	12,794,426	19,494,611	3,524,848
Realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	19,784,812	743,304	70,167	2,108,566	5,559,482	10,066,745	2,662,021
Investments in affiliates	—	—	—	11,202,692	59,037,042	134,910,960	36,682,136
Futures contracts	—	(1,446)	—	—	—	—	—
Foreign currency related transactions	—	(90,202)	—	—	—	—	—
Capital gain distributions received from underlying unaffiliated mutual funds	—	16,578	—	712,662	5,884,794	12,490,331	3,336,137
Capital gain distributions received from underlying affiliated mutual funds	—	—	—	4,896,081	26,602,853	73,103,636	21,721,835
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	79,547,188	5,896,649	3,814,204	(5,265,810)	(14,872,265)	(17,269,251)	(3,342,173)
Investments in affiliates	—	—	—	4,759,751	22,209,281	43,628,563	8,211,312
Futures contracts	—	328,819	—	—	—	—	—
Foreign currency related transactions	—	(75,765)	—	—	—	—	—
Net realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	99,332,000	6,817,937	3,884,371	18,413,942	104,421,187	256,930,984	69,271,268
Change in net assets from operations	$103,769,604	$9,416,943	$3,906,795	$22,197,412	$117,215,613	$276,425,595	$72,796,116

1	For the period from June 25, 2021 (inception) to December 31, 2021 .
2	For the period from December 2, 2021 (inception) to December 31, 2021 .
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON BlackRock Advantage International Equity Portfolio		ON Janus Henderson Forty Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 7,245,279	$ 7,643,059	$ 6,662,551	$ 8,003,896	$ 9,363,843	$ 6,290,888	$ (627,331)	$ (458,258)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,323,993	1,088,784	86,640,246	41,192,682	75,022,858	(3,041,516)	60,189,730	22,565,835
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(12,997,451)	16,136,193	1,540,664	25,891,058	(19,502,105)	33,927,185	(23,114,367)	39,196,159
Change in net assets from operations	(4,428,179)	24,868,036	94,843,461	75,087,636	64,884,596	37,176,557	36,448,032	61,303,736
Distributions:
Distributions to shareholders	(8,269,842)	(1,955,669)	(51,715,211)	(3,456,539)	(6,864,821)	(2,738,370)	(22,460,454)	(4,403,993)
Capital transactions:
Received from shares sold	32,994,619	60,133,879	29,168,030	48,633,016	26,665,740	39,904,840	8,289,653	11,932,642
Received from shares issued in reorganizations	—	—	—	—	—	39,436,084	—	—
Received from dividends reinvested	8,269,842	1,955,669	51,715,211	3,456,539	6,864,821	2,738,370	22,460,454	4,403,993
Paid for shares redeemed	(46,195,857)	(80,405,191)	(105,891,073)	(135,249,225)	(88,499,287)	(86,338,732)	(106,202,973)	(66,548,074)
Change in net assets from capital transactions	(4,931,396)	(18,315,643)	(25,007,832)	(83,159,670)	(54,968,726)	(4,259,438)	(75,452,866)	(50,211,439)
Change in net assets	(17,629,417)	4,596,724	18,120,418	(11,528,573)	3,051,049	30,178,749	(61,465,288)	6,688,304
Net assets:
Beginning of year	295,061,593	290,464,869	533,689,647	545,218,220	504,416,187	474,237,438	203,638,157	196,949,853
End of year	$277,432,176	$295,061,593	$ 551,810,065	$ 533,689,647	$507,467,236	$504,416,187	$ 142,172,869	$203,638,157
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON AB Small Cap Portfolio		ON AB Mid Cap Core Portfolio		ON S&P 500® Index Portfolio		ON BlackRock Advantage Large Cap Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ (47,782)	$ (770,353)	$ 321,060	$ (120,181)	$ 13,473,248	$ 16,822,955	$ 4,273,372	$ 4,947,760
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	76,999,076	19,972,855	38,338,872	6,171,111	127,464,857	69,188,819	71,892,256	(13,076,657)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(62,498,852)	32,201,515	(21,875,140)	12,175,034	178,003,338	105,946,641	(2,635,835)	20,977,953
Change in net assets from operations	14,452,442	51,404,017	16,784,792	18,225,964	318,941,443	191,958,415	73,529,793	12,849,056
Distributions:
Distributions to shareholders	(19,402,876)	(3,319,361)	(6,373,298)	(1,446,892)	(89,305,542)	(16,545,732)	(4,834,870)	(4,616,269)
Capital transactions:
Received from shares sold	12,452,142	26,259,176	2,999,897	7,735,887	100,967,405	87,145,272	69,417,380	28,451,695
Received from dividends reinvested	19,402,876	3,319,361	6,373,298	1,446,892	89,305,542	16,545,732	4,834,870	4,616,269
Paid for shares redeemed	(40,059,599)	(65,886,679)	(24,326,313)	(26,741,822)	(323,659,964)	(252,910,129)	(133,570,359)	(45,453,705)
Change in net assets from capital transactions	(8,204,581)	(36,308,142)	(14,953,118)	(17,559,043)	(133,387,017)	(149,219,125)	(59,318,109)	(12,385,741)
Change in net assets	(13,155,015)	11,776,514	(4,541,624)	(779,971)	96,248,884	26,193,558	9,376,814	(4,152,954)
Net assets:
Beginning of year	182,451,373	170,674,859	109,193,098	109,973,069	1,228,784,932	1,202,591,374	316,528,107	320,681,061
End of year	$169,296,358	$182,451,373	$104,651,474	$109,193,098	$1,325,033,816	$1,228,784,932	$ 325,904,921	$316,528,107
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 7,809,473	$ 8,702,265	$ 1,057,844	$ 1,718,327	$ 2,854,069	$ 4,080,468	$ (681,084)	$ (323,087)
Net realized gain (loss) on investments and futures contracts	395,209	(2,319,010)	79,939,850	69,212,424	93,508,162	37,137,038	51,984,886	25,652,045
Change in unrealized appreciation/depreciation on investments and futures contracts	215,689	2,340,340	10,383,620	70,395,037	11,678,282	22,049,754	(41,385,911)	34,122,797
Change in net assets from operations	8,420,371	8,723,595	91,381,314	141,325,788	108,040,513	63,267,260	9,917,891	59,451,755
Distributions:
Distributions to shareholders	(8,796,067)	(2,647,672)	(70,926,683)	(17,027,006)	(41,514,387)	(742,987)	(24,631,925)	(2,304,466)
Capital transactions:
Received from shares sold	12,534,773	16,805,407	44,655,215	53,369,383	13,853,155	13,469,658	21,802,409	14,648,310
Received from dividends reinvested	8,796,067	2,647,672	70,926,683	17,027,006	41,514,387	742,987	24,631,925	2,304,466
Paid for shares redeemed	(26,379,122)	(48,571,296)	(162,516,446)	(164,668,793)	(103,093,056)	(88,853,122)	(45,272,916)	(69,166,327)
Change in net assets from capital transactions	(5,048,282)	(29,118,217)	(46,934,548)	(94,272,404)	(47,725,514)	(74,640,477)	1,161,418	(52,213,551)
Change in net assets	(5,423,978)	(23,042,294)	(26,479,917)	30,026,378	18,800,612	(12,116,204)	(13,552,616)	4,933,738
Net assets:
Beginning of year	175,609,849	198,652,143	383,012,671	352,986,293	418,453,763	430,569,967	209,781,859	204,848,121
End of year	$170,185,871	$175,609,849	$ 356,532,754	$ 383,012,671	$ 437,254,375	$418,453,763	$196,229,243	$209,781,859
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio		ON Federated Core Plus Bond Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period from May 1, 2020 (inception) to
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 4,345,697	$ 5,201,608	$ (92,248)	$ 221,041	$ 2,153,197	$ 3,075,686	$ 8,936,477	$ 2,422,945
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	56,712,630	(5,139,972)	34,961,398	21,546,043	48,012,120	60,426,073	(508,542)	(51,642)
Change in unrealized appreciation/depreciation on investments and futures contracts	34,882,504	52,421,868	(9,425,747)	9,631,527	12,672,602	17,484,277	(11,035,630)	7,546,728
Change in net assets from operations	95,940,831	52,483,504	25,443,403	31,398,611	62,837,919	80,986,036	(2,607,695)	9,918,031
Distributions:
Distributions to shareholders	(11,549,364)	(2,070,321)	(21,732,994)	(1,579,491)	(68,983,730)	(10,638,087)	(2,534,969)	—
Capital transactions:
Received from shares sold	29,235,131	51,504,179	2,965,665	5,714,920	38,341,268	57,289,980	544,419,024	238,621,576
Received from dividends reinvested	11,549,364	2,070,321	21,732,994	1,579,491	68,983,730	10,638,087	2,534,969	—
Paid for shares redeemed	(115,866,274)	(126,683,792)	(63,791,521)	(33,463,060)	(98,038,236)	(98,065,105)	(65,192,656)	(8,668,206)
Change in net assets from capital transactions	(75,081,779)	(73,109,292)	(39,092,862)	(26,168,649)	9,286,762	(30,137,038)	481,761,337	229,953,370
Change in net assets	9,309,688	(22,696,109)	(35,382,453)	3,650,471	3,140,951	40,210,911	476,618,673	239,871,401
Net assets:
Beginning of year	428,243,149	450,939,258	116,842,630	113,192,159	443,817,888	403,606,977	239,871,401	—
End of year	$ 437,552,837	$ 428,243,149	$ 81,460,177	$116,842,630	$446,958,839	$443,817,888	$716,490,074	$239,871,401
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Janus Henderson U.S. Low Volatility Portfolio	ON iShares Managed Risk Balanced Portfolio	ON AB Relative Value Portfolio	ON Moderately Conservative Model Portfolio
	Period from June 25, 2021 (inception) to	Period from June 25, 2021 (inception) to	Period from December 2, 2021 (inception) to	Year Ended	Year Ended
	December 31, 2021	December 31, 2021	December 31, 2021	December 31, 2021	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 4,437,604	$ 2,599,006	$ 22,424	$ 3,783,470	$ 2,130,733
Net realized gain on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	19,784,812	668,234	70,167	18,920,001	6,951,893
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	79,547,188	6,149,703	3,814,204	(506,059)	15,239,533
Change in net assets from operations	103,769,604	9,416,943	3,906,795	22,197,412	24,322,159
Distributions:
Distributions to shareholders	—	—	—	(7,363,545)	—
Capital transactions:
Received from shares sold	9,586,656	437,083,431	76,337,586	15,673,436	13,528,216
Received from shares issued in reorganizations	—	—	—	—	79,451,302
Received from in-kind transfer (see Note 3 of Notes to Financial Statements)	983,714,079	—	—	—	—
Received from dividends reinvested	—	—	—	7,363,545	—
Paid for shares redeemed	(113,510,240)	(34,512,459)	(2,600,275)	(59,739,637)	(37,043,498)
Change in net assets from capital transactions	879,790,495	402,570,972	73,737,311	(36,702,656)	55,936,020
Change in net assets	983,560,099	411,987,915	77,644,106	(21,868,789)	80,258,179
Net assets:
Beginning of period	—	—	—	303,481,847	223,223,668
End of period	$ 983,560,099	$411,987,915	$77,644,106	$281,613,058	$303,481,847
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 12,794,426	$ 7,000,354	$ 19,494,611	$ 6,311,329	$ 3,524,848	$ 651,228
Net realized gain on investments and capital gain distributions received from underlying mutual funds	97,084,171	27,145,863	230,571,672	43,533,935	64,402,129	11,114,798
Change in unrealized appreciation on investments	7,337,016	102,587,548	26,359,312	215,977,554	4,869,139	58,111,743
Change in net assets from operations	117,215,613	136,733,765	276,425,595	265,822,818	72,796,116	69,877,769
Distributions:
Distributions to shareholders	(21,389,350)	—	(24,866,116)	—	(5,099,763)	—
Capital transactions:
Received from shares sold	22,314,492	41,303,093	27,130,316	21,843,156	5,488,152	6,891,742
Received from dividends reinvested	21,389,350	—	24,866,116	—	5,099,763	—
Paid for shares redeemed	(174,831,433)	(159,709,700)	(313,641,966)	(261,640,579)	(73,160,937)	(67,341,557)
Change in net assets from capital transactions	(131,127,591)	(118,406,607)	(261,645,534)	(239,797,423)	(62,573,022)	(60,449,815)
Change in net assets	(35,301,328)	18,327,158	(10,086,055)	26,025,395	5,123,331	9,427,954
Net assets:
Beginning of year	1,127,825,391	1,109,498,233	1,987,410,478	1,961,385,083	443,063,644	433,635,690
End of year	$1,092,524,063	$1,127,825,391	$1,977,324,423	$1,987,410,478	$448,186,975	$443,063,644
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Bond Portfolio
Year Ended December 31, 2021	$20.79	0.54	(0.85)	(0.31)	(0.60)	$19.88	(1.52)%	0.59%	2.56%	0.59%	$277.4	13%
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%	0.59%	3.27%	0.59%	$257.7	40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	0.63%	3.16%	0.63%	$317.3	114%
ON BlackRock Balanced Allocation Portfolio
Year Ended December 31, 2021	$39.40	0.58	6.66	7.24	(4.21)	$42.43	19.06%	0.54%	1.22%	0.54%	$551.8	105%
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97% (a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%	0.77%	1.16%	0.77%	$ 53.6	225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	0.78%	1.02%	0.78%	$ 68.4	187%
ON BlackRock Advantage International Equity Portfolio
Year Ended December 31, 2021	$16.47	0.36	1.86	2.22	(0.25)	$18.44	13.49%	0.89%	1.84%	0.89%	$507.5	196%
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105% (b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%	0.86%	1.93%	0.86%	$518.8	44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	—	$15.08	26.83%	1.06%	1.25%	1.06%	$158.1	132% (c)
ON Janus Henderson Forty Portfolio
Year Ended December 31, 2021	$35.13	(0.17)	7.07	6.90	(5.60)	$36.43	19.70%	0.78%	(0.33)%	0.78%	$142.2	31%
Year Ended December 31, 2020	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—) (d)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)% (d)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	—	$20.97	5.22%	0.87%	(0.15)%	0.87%	$149.3	48%
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	—	$19.93	27.67%	0.96%	(0.15)%	0.96%	$ 60.6	57%

(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
(b)	Effective December 7, 2019, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
(c)	Effective May 1, 2017, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2017 as compared to prior years.
(d)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON AB Small Cap Portfolio
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%	0.85%	$ 169.3	136% (a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$ 182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$ 170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	—	$30.89	(6.37)%	0.85%	(0.23)%	0.85%	$ 207.4	33%
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	—	$32.99	23.98%	0.85%	(0.19)%	0.85%	$ 276.2	26%
ON AB Mid Cap Core Portfolio
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$ 104.7	125% (a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$ 109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$ 110.0	10%
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	(3.21)%	0.96%	0.06%	0.96%	$ 102.6	103% (b)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%	0.98%	(0.24)%	0.98%	$ 77.8	57%
ON S&P 500® Index Portfolio
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%	0.37%	$1,325.0	5%
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	(4.78)%	0.38%	1.58%	0.38%	$1,111.5	18%
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%	0.38%	1.65%	0.38%	$1,144.2	8%
ON BlackRock Advantage Large Cap Value Portfolio
Year Ended December 31, 2021	$19.13	0.31	4.52	4.83	(0.29)	$23.67	25.39%	0.73%	1.25%	0.73%	$ 325.9	153%
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$ 316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$ 320.7	127% (c)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$ 321.8	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%	0.75%	3.77%	0.75%	$ 596.7	27%

(a)	Effective May 1, 2021, the sub-adviser to the ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2021 as compared to prior years.
(b)	Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.
(c)	Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Year Ended December 31, 2021	$21.65	1.05	0.02	1.07	(1.14)	$21.58	4.97%	0.82%	4.50%	0.82%	$170.2	36%
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%	0.74%	5.21%	0.74%	$319.1	30%
ON Nasdaq-100® Index Portfolio
Year Ended December 31, 2021	$28.08	0.12	6.89	7.01	(6.51)	$28.58	26.99%	0.41%	0.28%	0.41%	$356.5	7%
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	0.45%	0.71%	0.45%	$257.2	9%
ON BlackRock Advantage Large Cap Core Portfolio
Year Ended December 31, 2021	$38.66	0.35	10.24	10.59	(4.41)	$44.84	28.49%	0.69%	0.66%	0.69%	$437.3	135%
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152% (a)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	0.82%	0.47%	0.82%	$223.7	220%
ON BlackRock Advantage Small Cap Growth Portfolio
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%	0.85%	$196.2	87%
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114% (a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$ 25.5	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	0.98%	(0.55)%	0.98%	$ 56.8	196%

(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Year Ended December 31, 2021	$21.70	0.29	4.90	5.19	(0.67)	$26.22	24.18%	0.41%	0.99%	0.41%	$437.6	21%
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$306.6	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	0.71%	0.92%	0.71%	$ 88.8	41%
ON BlackRock Advantage Large Cap Growth Portfolio
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%	0.78%	$ 81.5	138%
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214%
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$ 87.5	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	0.88%	0.24%	0.88%	$128.0	218%
ON Risk Managed Balanced Portfolio
Year Ended December 31, 2021	$17.63	0.09	2.43	2.52	(2.99)	$17.16	15.04%	0.95%	0.48%	0.95%	$447.0	51%
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$443.8	114% (a), (b)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105% (b)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$347.1	131% (b)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	1.00%	1.22%	1.00%	$344.2	72% (b)
ON Federated Core Plus Bond Portfolio
Year Ended December 31, 2021	$10.47	0.06	(0.19)	(0.13)	(0.04)	$10.30	(1.27)%	0.57%	1.85%	0.57%	$716.5	40%
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70% *	0.65% **	1.65% **	0.65% **	$239.9	30% *

*	Not annualized
**	Annualized
(a)	Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years.
(b)	The portfolio turnover calculation in previous years includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020, 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses	Net investment income	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Janus Henderson U.S. Low Volatility Portfolio
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.05	1.07	1.12	—	—	—	$11.12	11.20% *	0.62% **	0.89% **	0.62% **	$983.6	32% *
ON iShares Managed Risk Balanced Portfolio
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.06	0.17	0.23	—	—	—	$10.23	2.30% *	0.62% **, †	1.22% **, †	0.62% **, †	$412.0	15% *
ON AB Relative Value Portfolio
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	— (a)	0.52	0.52	—	—	—	$10.52	5.20% *	1.19% **	0.38% **	1.19% **	$ 77.6	5% *
ON Moderately Conservative Model Portfolio
Year Ended December 31, 2021	$12.67	0.20	0.79	0.99	(0.34)	—	(0.34)	$13.32	7.90%	0.43% †	1.29% †	0.45% †	$281.6	13%
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40% †	0.97% †	0.47% †	$303.5	23% (b)
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35% †	2.22% †	0.46% †	$223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28% †	1.26% †	0.45% †	$237.2	38%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	—	—	—	$10.69	6.90% *	0.25% **, †	1.40% **, †	0.45% **, †	$326.0	22% *

*	Not annualized
**	Annualized
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
(b)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses †	Net investment income†	Expenses †	Net assets, end of year (millions)	Portfolio turnover rate
ON Balanced Model Portfolio
Year Ended December 31, 2021	$13.06	0.18	1.25	1.43	(0.27)	—	(0.27)	$14.22	11.03%	0.42%	1.14%	0.43%	$1,092.5	12%
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$ 9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$ 9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	—	—	—	$10.81	8.10% *	0.25% **	1.01% **	0.42% **	$1,562.6	25% *
ON Moderate Growth Model Portfolio
Year Ended December 31, 2021	$13.46	0.16	1.83	1.99	(0.19)	—	(0.19)	$15.26	14.83%	0.42%	0.98%	0.42%	$1,977.3	15%
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$ 9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$ 9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	—	—	—	$11.05	10.50% *	0.26% **	0.80% **	0.42% **	$2,646.8	23% *
ON Growth Model Portfolio
Year Ended December 31, 2021	$14.17	0.13	2.35	2.48	(0.18)	—	(0.18)	$16.47	17.58%	0.49%	0.78%	0.49%	$ 448.2	18%
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$ 443.1	11%
Year Ended December 31, 2019	$ 9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$ 433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$ 9.86	(11.57)%	0.31%	0.17%	0.43%	$ 424.2	62%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	—	—	—	$11.15	11.50% *	0.25% **	0.51% **	0.43% **	$ 543.8	24% *

*	Not annualized
**	Annualized
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Notes to Financial Statements	December 31, 2021
(1)Organization
Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "40 Act"). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-three separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:
■	ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

■	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
■	ON BlackRock Advantage International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

■	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
■	ON AB Small Cap Portfolio (formerly the ON Janus Henderson Venture Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).

■	ON AB Mid Cap Core Portfolio (formerly the ON Janus Henderson Enterprise Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.

■	ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor's 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in common stock and other securities of companies that are included in the S&P 500® Index.

■	ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

■	ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody's.

■	ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
■	ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

■	ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stock and other securities included in the S& P MidCap 400® Index.

■	ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
■	ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.
■	ON Federated Core Plus Bond Portfolio - Total return by investing, under normal circumstances, at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

■	ON Janus Henderson U.S. Low Volatility Portfolio - Capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S& P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
■	ON iShares Managed Risk Balanced Portfolio - Income and capital appreciation by investing in underlying exchange traded funds ("ETFs") and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.

■	ON AB Relative Value Portfolio - Long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio's sub-adviser believes are trading at attractive valuations and that have strong or improving business models.

■	ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

■	ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

■	ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

■	ON Growth Model Portfolio* – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
*	Collectively, the "ON Model Portfolios".
Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the Prospectuses and Statements of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.
At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.
ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.
Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
The Fund is authorized to issue 1.55 billion of its capital shares. Of this total, shares authorized have been allocated to specific Portfolios of the Fund as follows:
Portfolio	Authorized Shares	Portfolio	Authorized Shares
ON Bond	22,000,000	ON BlackRock Advantage Large Cap Growth	42,000,000
ON BlackRock Balanced Allocation	22,000,000	ON Risk Managed Balanced	170,000,000
ON BlackRock Advantage International Equity	50,000,000	ON Federated Core Plus Bond	115,000,000
ON Janus Henderson Forty	9,000,000	ON Janus Henderson U.S. Low Volatility	155,000,000
ON AB Small Cap	7,000,000	ON iShares Managed Risk Balanced	133,000,000
ON AB Mid Cap Core	4,000,000	ON iShares Managed Risk Moderate Growth**	105,000,000
ON S&P 500® Index	50,000,000	ON iShares Managed Risk Growth**	90,000,000
ON BlackRock Advantage Large Cap Value	26,000,000	ON AB Relative Value	50,000,000
ON Federated High Income Bond	13,000,000	ON Moderately Conservative Model	36,000,000
ON Nasdaq-100® Index	22,000,000	ON Balanced Model	120,000,000
ON BlackRock Advantage Large Cap Core	17,000,000	ON Moderate Growth Model	210,000,000
ON BlackRock Advantage Small Cap Growth	8,000,000	ON Growth Model	43,000,000
ON S&P MidCap 400® Index	31,000,000
**	These Portfolios and their respective authorized shares have been approved, but are not yet in operation.
The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.
(2)Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation
Investments are valued using pricing procedures approved by the Board.
Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.
Investments, other than those securities aforementioned, are valued as follows:
Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). If, on a particular day, a domestic equity security does not trade, or otherwise cannot be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or a previous last trade price may be used when appropriate.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Over-the-counter traded American Depositary Receipts ("ADRs") may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.
U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price, or other method will be used for valuation purposes.
Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.
Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.
Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).
Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund and is reported to the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.
Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.
The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:
Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.
The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2021:
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Bond	Corporate Bonds***	$ —	$259,262,765	$ —
	Asset-Backed Securities***	—	7,105,039	—
	U.S. Treasury Obligations	—	1,012,656	—
	Money Market Funds	3,617,361	—	—
		$ 3,617,361	$267,380,460	$ —
ON BlackRock Balanced Allocation	Common Stocks***	$ 395,987,337	$ —	$ —
	Corporate Bonds***	—	145,495,281	—
	Asset-Backed Securities***	—	2,929,630	—
	Money Market Funds	6,974,552	—	—
		$ 402,961,889	$148,424,911	$ —
	Long Futures Contracts	$ 64,825	$ —	$ —
ON BlackRock Advantage International Equity	Common Stocks***	$ 136	$493,954,862	$ —
	Preferred Securities***	—	3,450,608	—
	Money Market Funds	6,715,850	—	—
		$ 6,715,986	$497,405,470	$ —
	Long Futures Contracts	$ 120,450	$ —	$ —
ON Janus Henderson Forty	Common Stocks***	$ 136,087,823	$ 2,407,401	$ —
	Warrants***	23,197	—	—
	Money Market Funds	3,263,296	—	—
		$ 139,374,316	$ 2,407,401	$ —
ON AB Small Cap	Common Stocks***	$ 168,341,688	$ —	$ —
	Money Market Funds	487,630	—	—
		$ 168,829,318	$ —	$ —
ON AB Mid Cap Core	Common Stocks***	$ 104,377,643	$ —	$ —
	Money Market Funds	667,028	—	—
		$ 105,044,671	$ —	$ —
ON S&P 500® Index	Common Stocks***	$1,320,777,784	$ —	$ —
	Long Futures Contracts	$ (71,565)	$ —	$ —
ON BlackRock Advantage Large Cap Value	Common Stocks***	$ 324,798,785	$ —	$ —
	Money Market Funds	4,017,532	—	—
		$ 328,816,317	$ —	$ —
	Long Futures Contracts	$ 55,971	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Federated High Income Bond	Corporate Bonds***	$ —	$162,630,706	$ —
	Common Stocks***	279,987	—	—
	Warrants***	56,543	—	—
	Money Market Funds	3,266,678	—	—
		$ 3,603,208	$162,630,706	$ —
ON Nasdaq-100® Index	Common Stocks***	$ 354,524,662	$ —	$ —
	Money Market Funds	2,178,177	—	—
		$ 356,702,839	$ —	$ —
	Long Futures Contracts	$ (26,935)	$ —	$ —
ON BlackRock Advantage Large Cap Core	Common Stocks***	$ 436,523,045	$ —	$ —
	Money Market Funds	5,951,994	—	—
		$ 442,475,039	$ —	$ —
	Long Futures Contracts	$ 76,929	$ —	$ —
ON BlackRock Advantage Small Cap Growth	Common Stocks***	$ 191,723,558	$ —	$ —
	Rights***	—	17,825	—
	Money Market Funds	2,843,703	—	—
		$ 194,567,261	$ 17,825	$ —
	Long Futures Contracts	$ 53,952	$ —	$ —
ON S&P MidCap 400® Index	Common Stocks***	$ 438,308,456	$ —	$ —
	Money Market Funds	3,592,019	—	—
		$ 441,900,475	$ —	$ —
	Long Futures Contracts	$ 37,935	$ —	$ —
ON BlackRock Advantage Large Cap Growth	Common Stocks***	$ 80,445,379	$ —	$ —
	Money Market Funds	1,157,734	—	—
		$ 81,603,113	$ —	$ —
	Long Futures Contracts	$ 9,516	$ —	$ —
ON Risk Managed Balanced	Common Stocks***	$ 220,226,868	$ —	$ —
	Corporate Bonds***	—	62,128,384	—
	U.S. Treasury Obligations	—	43,474,551	—
	Purchased Options	9,543,363	25,631,800	—
	Asset-Backed / Mortgage-Backed Securities***	—	34,751,287	—
	Exchange Traded Funds	12,765,025	—	—
	U.S. Government Agency Mortgage-Backed Securities	—	8,290,258	—
	Preferred Securities***	—	3,510,251	—
	Sovereign Issues	—	2,974,195	—
	Taxable Municipal Bonds	—	706,299	—
	Money Market Funds	24,070,698	—	—
		$ 266,605,954	$181,467,025	$ —
	Long Futures Contracts	$ 1,497,734	$ —	$ —
	Short Futures Contracts	$ (41,746)	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Federated Core Plus Bond	Corporate Bonds***	$ —	$287,764,194	$ —
	U.S. Treasury Obligations	—	175,279,381	—
	U.S. Government Agency Mortgage-Backed Securities	—	145,028,091	—
	Investment Companies	64,165,577	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	12,839,553	—
	Sovereign Issues	—	4,767,684	—
	U.S. Government Agency Issues	—	964,577	—
	Money Market Funds	15,177,708	—	—
		$ 79,343,285	$626,643,480	$ —
	Long Futures Contracts	$ 134,119	$ —	$ —
	Short Futures Contracts	$ (405,897)	$ —	$ —
ON Janus Henderson U.S. Low Volatility	Common Stocks***	$ 978,004,063	$ —	$ —
	Money Market Funds	6,834,816	—	—
		$ 984,838,879	$ —	$ —
ON iShares Managed Risk Balanced	Exchange Traded Funds	$ 372,252,879	$ —	$ —
	Money Market Funds	30,010,294	—	—
		$ 402,263,173	$ —	$ —
	Long Futures Contracts	$ 507,449	$ —	$ —
	Short Futures Contracts	$ (178,630)	$ —	$ —
ON AB Relative Value	Common Stocks***	$ 76,971,937	$ —	$ —
	Money Market Funds	1,827,897	—	—
		$ 78,799,834	$ —	$ —
ON Moderately Conservative Model	Open-End Mutual Funds	$ 281,729,707	$ —	$ —
ON Balanced Model	Open-End Mutual Funds	$1,092,915,995	$ —	$ —
ON Moderate Growth Model	Open-End Mutual Funds	$1,977,992,368	$ —	$ —
ON Growth Model	Open-End Mutual Funds	$ 448,356,548	$ —	$ —

***	For detailed industry descriptions, see the accompanying Schedules of Investments.
Foreign Securities and Currency
The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.
The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.
All Portfolios of the Fund may invest in securities of foreign issuers. The ON BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.
Restricted Securities
Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.
Investment Transactions and Related Income
For financial reporting purposes, investment transactions are accounted for on a trade date (T+0) basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date (T+1), in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.
Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends.
Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount using the interest method. The period of amortization or accretion extends from the purchase date to the maturity date, except for securities that are purchased at a premium and have explicit, noncontingent call features, whereby the securities are callable at fixed prices and on pre-determined dates. The premium amounts related to those securities are generally amortized to the earliest call date. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method. Payments received for interest-only mortgage-backed securities are included in interest income. Because no principal is received at the maturity of an interest-only security, adjustments are made to the cost of the security until maturity. These adjustments are also included in interest income on the Statements of Operations.
Distributions to Shareholders and Federal Taxes
The Fund satisfies its distribution requirements, as required for each of the Portfolios to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or accrued. The Board's intent is that the Fund will not initiate any realized gain distributions until any applicable capital loss carryforwards have been offset.
The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.
The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Expense Allocation
Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.
Foreign Withholding Taxes
Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.
TBA Commitments
To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
Mortgage Dollar Rolls
A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.
New Accounting Pronouncements and Regulations
In October 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4, which governs the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 40 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity, or performance of derivatives. Management of the Fund is currently evaluating the potential impact of the Rule, although it may require changes in how the Fund uses derivatives, affect performance of the Portfolios, and increase costs related to the Portfolios’ use of derivatives.
In December 2020, the SEC adopted Rules 2a-5 and 31a-4 ("Rules") that clarify how investment companies may satisfy their valuation obligations under the 40 Act. The Rules permit an investment company’s board to designate the determination of fair value to a fund's investment adviser, subject to the board's oversight and certain other conditions. The Rules also create a framework for the determination of the fair value of an investment company’s investments to establish a standard baseline for valuation practices and recordkeeping. The Rules will have a compliance date eighteen months following their effective date of March 8, 2021. Management of the Fund is evaluating the Rules to determine their potential impact on the Fund’s financial statements.
LIBOR Transition
The Portfolios may invest in certain fixed income securities that rely upon the London Interbank Offered Rate (“LIBOR”) for determination of variable interest rate terms. LIBOR is an average interest rate that banks charge one another for the use of short-term money. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. The ICE Benchmark Administration ceased the publication of all other LIBOR settings, including the one-week and two-month USD LIBOR settings on December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Pandemic Risks
The COVID-19 virus pandemic has continued to significantly impact the global economy and market environment. Liquidity and performance of the Portfolios may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values for the investments in future financial statements may differ significantly from those presented for this period end.
Subsequent Events
Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.
(3)Related Party and Other Transactions
The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio's average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.
ON Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Balanced Allocation
0.58% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Advantage International Equity
0.72% of first $200 million
0.70% of next $800 million
0.66% over $1 billion
ON Janus Henderson Forty
0.73% of first $100 million
0.68% of next $400 million
0.63% over $500 million
ON AB Small Cap[1]
0.73% of first $400 million
0.675% of next $200 million
0.63% over $600 million
ON ON AB Mid Cap Core[1]
0.715% of first $100 million
0.71% of next $200 million
0.69% of next $200 million
0.66% over $500 million
ON Risk Managed Balanced
0.88% of first $500 million
0.74% of next $1.3 billion
0.72% over $1.8 billion
ON Federated Core Plus Bond
0.56% of first $100 million
0.54% of next $150 million
0.50% of next $150 million
0.45% of next $350 million
0.43% over $750 million
ON Janus Henderson U.S. Low Volatility
0.60% of first $500 million
0.58% over $500 million
ON iShares Managed Risk Balanced
0.58% of first $1.5 billion
0.55% over $1.5 billion
ON AB Relative Value
0.65% of first $100 million
0.61% of next $200 million
0.59% over $300 million
ON Model Portfolios
0.40% of all net assets
ON S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Value
0.67% of first $500 million
0.65% over $500 million
ON Federated High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
ON Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Core
0.64% of first $500 million
0.62% over $500 million
ON BlackRock Advantage Small Cap Growth
0.78% of first $100 million
0.75% of next $400 million
0.70% over $500 million
ON S&P MidCap 400® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Growth
0.66% of first $500 million
0.64% over $500 million
[1]	At a meeting held on February 16-17, 2021, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the "Independent Directors"), approved the replacement of the sub-adviser to the Portfolios.
Effective May 1, 2021, AllianceBernstein, L.P. (“AB”) replaced the Portfolios' previous sub-adviser, Janus Capital Management, LLC ("Janus"). In connection with this change in sub-adviser, the Board approved a revision to the Portfolios' advisory fee breakpoint schedules, also effective May 1, 2021. Previously, the advisory fee breakpoints, based on of the Portfolios' daily net assets, were:

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
ON AB Small Cap	ON AB Mid Cap Core
0.80% of first $150 million	0.85% of first $100 million
0.75% of next $150 million	0.80% of next $100 million
0.70% of next $300 million	0.75% of next $300 million
0.65% over $600 million	0.70% over $500 million
Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Investment Management Company (“Federated”), and AllianceBernstein, L.P. (“AB”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.
The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolios' average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.
ON BlackRock Advantage International Equity (BlackRock)
0.32% of first $200 million
0.30% over $200 million
ON Janus Henderson Forty (Janus)
0.40% of first $100 million
0.35% of next $400 million
0.30% over $500 million
ON AB Small Cap (AB)[2]
0.32% of first $400 million
0.29% of next $200 million
0.255% over $600 million
ON AB Mid Cap Core (AB)[2]
0.28% of first $100 million
0.27% of next $200 million
0.265% of next $200 million
0.26% over $500 million
ON S&P 500® Index (Geode)[3]
0.01% of all net assets
ON Federated Core Plus Bond (Federated)
0.18% of first $100 million
0.15% of next $150 million
0.12% of next $150 million
0.10% of next $350 million
0.08% over $750 million
ON Janus Henderson U.S. Low Volatility (Janus)
0.15% of all net assets
ON iShares Managed Risk Balaced (BlackRock)
0.20% of first $1.5 billion
0.18% over $1.5 billion
ON AB Relative Value (AB)
0.28% of first $100 million
0.24% of next $200 million
0.22% over $300 million
ON Federated High Income Bond (Federated)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
ON Nasdaq-100® Index (Geode)[3]
0.05% of first $100 million
0.04% of next $150 million
0.03% over $250 million
ON BlackRock Advantage Small Cap Growth (BlackRock)
0.40% of first $250 million
0.35% over $250 million
ON S&P MidCap 400® Index (Geode)[3]
0.039% of first $100 million
0.038% of next $150 million
0.037% of next $250 million
0.036% of next $500 million
0.035% over $1 billion
ON Risk Managed Balanced (AB)
0.50% of first $400 million
0.40% of next $800 million
0.30% over $1.2 billion
[2]	Effective May 1, 2021, AB replaced the Portfolios' previous sub-adviser, Janus. In conjunction with the change in sub-adviser, the Board approved a revision to the sub-advisory fee schedules shown above. Previously, the sub-advisory fee breakpoints, based on the Portfolios' daily net assets, were:
ON AB Small Cap	ON AB Mid Cap Core
0.55% of first $150 million	0.60% of first $100 million
0.45% over $150 million	0.55% of next $100 million
0.50% over $200 million
[3]	The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the year ended December 31, 2021, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.
BlackRock receives from ONI a sub-advisory fee on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, and the equity sleeve of the ON BlackRock Balanced Allocation Portfolio that is sub-advised. The fee for the Portfolios is calculated based on 0.20% of the first $500 million in aggregate daily net assets, and 0.18% for aggregate daily net assets over $500 million.
In meetings held June 22, 2021 and November 11, 2021 , the Board approved the adoption of a new Investment Advisory Agreement between the Fund and ONI, and new sub-advisory agreements between ONI and each of the sub-advisers to the Fund Portfolios (together, the “new advisory agreements”). On August 30, 2021, the Fund’s shareholders, through a proxy solicitation and voting process involving the owners of ONLIC, ONLAC and NSLA variable contracts, approved the adoption of the new Investment
(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Advisory Agreement. The approvals of the new advisory agreements were necessary due to the potential change in control of ONI upon the proposed sponsored demutualization transaction involving Ohio National Mutual Holdings, Inc. (“ONMH”). ONMH is the 100% owner of Ohio National Financial Services, Inc., the parent company of ONLIC.
The new advisory agreements will take effect, and the current investment advisory agreements will terminate, only if the sponsored demutualization transaction is completed. The new investment advisory agreements will be substantially identical in form and terms to the current investment advisory agreements, other than the dates of execution and termination and certain non-material changes.
Also, for certain of the Portfolios, the Fund’s shareholders approved a manager of managers structure, whereby ONI will be able, subject to approval of the Board, to enter into and materially amend, sub-advisory agreements pertaining to those Portfolios without obtaining further shareholder approval.
Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.
Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2021.
Through an Operating Expense Limitation Agreement, ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the four ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets.
The applicable percentages of the average daily net assets of the four ON Model Portfolios are as follows:
Portfolio	May 1, 2021 to April 30, 2022	May 1, 2020 to April 30, 2021	May 1, 2019 to April 30, 2020
ON Moderately Conservative Model	1.00%	1.00%	1.00%
ON Balanced Model	1.00%	1.00%	1.00%
ON Moderate Growth Model	1.07%	1.07%	1.07%
ON Growth Model	1.14%	1.14%	1.14%
For purposes of calculating the expenses subject to the Operating Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund's prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios' underlying investments in other investment companies. The current Operating Expense Limitation Agreement will continue through April 30, 2022. The Operating Expense Limitation Agreement may only be terminated with the consent of the Board.
Pursuant to the current Operating Expense Limitation Agreement, as well as the prior agreements for the periods May 1, 2020 to April 30, 2021 and May 1, 2019 to April 30, 2020, ONI reimbursed the expenses of the ON Model Portfolios as follows:
Portfolio	Year Ended December 31, 2021	Year Ended December 31, 2020
ON Moderately Conservative Model	$ 64,732	$162,366
ON Balanced Model	137,994	416,068
ON Moderate Growth Model	—	163,559
ON Growth Model	—	55,388

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Under the terms of the current Operating Expense Limitation Agreement and prior operating expense limitation agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses. No recoupment will occur unless a Portfolio's operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio's current expense limitation. For the year ended December 31, 2021, ONI recouped reimbursed expenses from the ON Moderately Conservative, ON Balanced, ON Moderate Growth and ON Growth Model Portfolios amounting to $6,011, $92,193, $34,233, and $218,062, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020. For the year ended December 31, 2020, ONI recouped reimbursed expenses from the ON Moderate Growth and ON Growth Model Portfolios amounting to $355,499 and $97,617, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020.
Amounts of expenses, previously reimbursed by ONI under the Operating Expense Limitation Agreement and prior operating expense limitation agreements, that are available for future recoupments at December 31, 2021 are as follows:
Portfolio	Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Total
ON Moderately Conservative Model	$376,793	$191,996	$178,135	$ 746,924
ON Balanced Model	859,850	656,506	380,376	1,896,732
The Fund, along with ONLIC, NSLA and certain variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the SEC for an order of approval pursuant to Section 26(c), and order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available under certain variable contracts (the "Unaffiliated Funds") for shares of different underlying funds (the "Replacement Ohio National Fund Portfolios"). The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions. The proposed substitution transactions that affected the Fund were:
Unaffiliated Funds	Replacement Ohio National Fund Portfolios
Federated Hermes Managed Volatility Fund II (Primary Shares and Service Shares)	ON iShares Managed Risk Balanced Portfolio
Janus Henderson VIT U.S. Low Volatility Portfolio (Service Shares)	ON Janus Henderson U.S. Low Volatility Portfolio
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class II)	ON Federated Core Plus Bond Portfolio
PIMCO Total Return Portfolio (Administrative Share Class)	ON Federated Core Plus Bond Portfolio
On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC. The substitution transactions were effected on June 25, 2021 (the "Substitution Date") via cash redemptions from the Unaffiliated Funds and cash subscriptions to the Replacement Ohio National Fund Portfolios, with the exception of the transaction involving the ON Janus Henderson U.S. Low Volatility Portfolio. The substitution transaction involving that Portfolio was executed as an in-kind transfer of securities from the related Unaffiliated Fund. The cost basis of each security transferred in-kind to the ON Janus Henderson U.S. Low Volatility Portfolio was the fair value of that security, valued at the relevant active market exchange close price at the end of the Substitution Date. In conjunction with the substitution transactions, ONI entered into expense limitation agreements with certain of the affected Portfolios whereby, for a period of two years following the Substitution Date, the annual net operating expenses of the applicable Replacement Ohio National Fund Portfolios will not exceed the annual net operating expenses of the related Unaffiliated Fund for the fiscal year ended December 31, 2019. The net operating expense limitation for each applicable Replacement Ohio National Fund Portfolio, stated as a percent of net assets, are as follows:
Portfolio	Expense Limitation
ON Federated Core Plus Bond	0.86%
ON Janus Henderson U.S. Low Volatility	0.82%
ON iShares Managed Risk Balanced	0.96%
There were no recorded liabilities related to any of the expense limitation agreements at December 31, 2021.
The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2021, the Fund incurred compliance expenses totaling $233,001, which are allocated to the Portfolios by equal dollar amounts on a daily basis. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.
Each director of the Board is compensated based on an annual retainer fee of $160,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the Lead Independent Director receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2021, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $836,478.
The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.
(4)Capital Share Transactions
Capital share transactions for the year ended December 31, 2021, and the year ended December 31, 2020, respectively, were as follows:
	ON Bond		ON BlackRock Balanced Allocation		ON BlackRock Advantage International Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Capital shares issued on sales	1,638,958	3,025,583	695,502	1,428,525	1,472,906	2,995,446
Capital shares issued in reorganizations	—	—	—	—	—	2,973,410
Capital shares issued on reinvested distributions	409,196	97,007	1,295,471	95,038	378,436	189,376
Capital shares redeemed	(2,280,423)	(4,141,734)	(2,530,622)	(3,873,512)	(4,962,157)	(6,075,879)
Net increase (decrease)	(232,269)	(1,019,144)	(539,649)	(2,349,949)	(3,110,815)	82,353

	ON Janus Henderson Forty		ON AB Small Cap		ON AB Mid Cap Core
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Capital shares issued on sales	226,283	409,782	275,122	868,308	48,941	183,549
Capital shares issued on reinvested distributions	618,916	138,883	473,472	96,662	107,512	30,674
Capital shares redeemed	(2,739,324)	(2,310,411)	(875,705)	(1,903,112)	(397,186)	(563,927)
Net increase (decrease)	(1,894,125)	(1,761,746)	(127,111)	(938,142)	(240,733)	(349,704)

	ON S&P 500® Index		ON BlackRock Advantage Large Cap Value		ON Federated High Income Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Capital shares issued on sales	2,304,647	2,755,108	3,078,143	1,839,033	572,042	845,753
Capital shares issued on reinvested distributions	2,121,776	473,954	221,885	274,451	408,549	128,465
Capital shares redeemed	(7,477,008)	(7,623,506)	(6,076,719)	(2,671,144)	(1,204,705)	(2,467,416)
Net increase (decrease)	(3,050,585)	(4,394,444)	(2,776,691)	(557,660)	(224,114)	(1,493,198)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
	ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core		ON BlackRock Advantage Small Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Capital shares issued on sales	1,529,196	2,394,007	315,562	418,930	526,740	554,312
Capital shares issued on reinvested distributions	2,696,832	686,296	1,014,526	21,289	641,791	72,354
Capital shares redeemed	(5,390,952)	(7,238,843)	(2,402,926)	(2,683,509)	(1,034,313)	(2,115,320)
Net increase (decrease)	(1,164,924)	(4,158,540)	(1,072,838)	(2,243,290)	134,218	(1,488,654)

	ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Capital shares issued on sales	1,166,192	3,398,152	84,388	187,147	2,152,303	3,554,679
Capital shares issued on reinvested distributions	477,050	117,498	702,651	48,229	4,198,645	643,174
Capital shares redeemed	(4,690,660)	(7,203,988)	(1,579,967)	(1,132,110)	(5,471,529)	(6,273,202)
Net increase (decrease)	(3,047,418)	(3,688,338)	(792,928)	(896,734)	879,419	(2,075,349)

	ON Federated Core Plus Bond		ON Janus Henderson U.S. Low Volatility	ON iShares Managed Risk Balanced	ON AB Relative Value
	Year Ended	Period from May 1, 2020 (inception) to	Period from June 25, 2021 (inception) to	Period from June 25, 2021 (inception) to	Period from December 2, 2021 (inception) to
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2021	December 31, 2021
Capital shares issued on sales	52,677,628	23,758,028	913,773	43,695,081	7,633,724
Capital shares issued as a result of in-kind transfer (see Note 3 of Notes to Financial Statements)	—	—	98,371,408	—	—
Capital shares issued on reinvested distributions	243,513	—	—	—	—
Capital shares redeemed	(6,285,698)	(846,228)	(10,816,824)	(3,412,630)	(250,777)
Net increase (decrease)	46,635,443	22,911,800	88,468,357	40,282,451	7,382,947

	ON Moderately Conservative Model		ON Balanced Model		ON Moderate Growth Model
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Capital shares issued on sales	1,206,062	1,195,040	1,617,055	3,569,104	1,873,210	1,938,457
Capital shares issued in reorganizations	—	6,350,022	—	—	—	—
Capital shares issued on reinvested distributions	563,393	—	1,546,590	—	1,693,877	—
Capital shares redeemed	(4,572,097)	(3,232,252)	(12,691,753)	(13,888,420)	(21,686,521)	(22,860,477)
Net increase (decrease)	(2,802,642)	4,312,810	(9,528,108)	(10,319,316)	(18,119,434)	(20,922,020)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
	ON Growth Model
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Capital shares issued on sales	355,476	625,756
Capital shares issued on reinvested distributions	324,206	—
Capital shares redeemed	(4,738,901)	(5,689,737)
Net increase (decrease)	(4,059,219)	(5,063,981)
(5)Investment Transactions
Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2021 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap
Cost of purchases	$27,231,378	$537,296,959	$ 964,491,808	$ 55,956,366	$235,360,550
Proceeds from sales	$29,571,023	$599,357,507	$1,026,439,283	$153,908,904	$264,445,516

	ON AB Mid Cap Core	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index
Cost of purchases	$131,722,768	$ 58,782,773	$511,873,725	$61,443,649	$ 27,352,790
Proceeds from sales	$153,386,116	$269,219,796	$565,236,894	$66,148,772	$145,545,925

	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$568,100,368	$174,885,223	$ 89,101,636	$136,887,962	$153,026,207
Proceeds from sales	$641,024,587	$204,309,856	$175,938,806	$195,212,481	$225,074,190

	ON Federated Core Plus Bond	ON Janus Henderson U.S. Low Volatility[1]	ON iShares Managed Risk Balanced[1]	ON AB Relative Value[2]	ON Moderately Conservative Model
Cost of purchases	$455,096,029	$306,961,782	$421,648,820	$74,924,670	$37,560,289
Proceeds from sales	$106,191,371	$408,553,246	$ 56,041,760	$ 1,837,104	$72,268,255

	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$134,268,794	$289,779,447	$ 81,223,518
Proceeds from sales	$241,446,028	$471,316,268	$120,344,649
[1]	Period from June 25, 2021 (inception) to December 31, 2021.
[2]	Period from December 2, 2021 (inception) to December 31, 2021.
Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2021 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced	ON Federated Core Plus Bond
Cost of purchases	$8,917,070	$20,566,133	$62,257,998	$219,625,881
Proceeds from sales	$7,690,723	$20,527,109	$45,587,720	$ 88,276,292

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
(6)Financial Instruments
The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.
Options
A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.
When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.
The ON Risk Managed Balanced Portfolio purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the year ended December 31, 2021. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the year ended December 31, 2021 were: Cost of purchases: $30.8 million, Proceeds from sales: $49.6 million.
Purchased options are non-income producing securities.
Futures Contracts
A Portfolio may buy or sell futures contracts relating to stock indices, foreign currencies, or interest rates. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. Foreign currency futures contracts are contracts traded on commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the value of a stated foreign currency in relation to the U.S dollar, or other currency, on the last day of the contract and the relative value of those currencies on the date of executing the contract. Foreign currency futures may be valued by exchange rates that are based on the relative value of a variety of foreign currencies. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.
The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.
Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2021 as collateral for the Portfolios’ futures contracts. The futures contracts, except those held by the ON Risk Managed Balanced, ON Federated Core Plus Bond, and ON iShares Managed Risk Balanced Portfolios, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced Portfolio and ON iShares Managed Risk Balanced Portfolio, futures contracts were used to provide for the Portfolios' respective stated risk management strategies. For the ON Federated Core Plus Bond Portfolio, futures contracts were used by the Portfolio to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio's stated investment strategy. There were other futures contracts executed and closed in the Portfolios during the year ended December 31, 2021. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2021. For the year ended December 31, 2021, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:
Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)
ON BlackRock Balanced Allocation	Portions of cash holdings	$ 73.4	$ 78.4
ON BlackRock Advantage International Equity	Portions of cash holdings	119.2	116.8
ON AB Mid Cap Core	Portions of cash holdings	3.2	3.2
ON S&P 500® Index	Portions of cash holdings	228.3	226.4
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	151.5	156.1
ON Nasdaq-100® Index	Portions of cash holdings	72.2	71.9
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	103.9	110.2
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	65.2	67.7
ON S&P MidCap 400® Index	Portions of cash holdings	97.5	96.8
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	26.0	28.5
ON Risk Managed Balanced	Portions of securities	1,640.1	1,742.9
ON Federated Core Plus Bond	Portions of securities	535.1	440.2
ON iShares Managed Risk Balanced(a)	Portions of cash holdings	405.7	321.5

(a)	Period from June 25, 2021 (inception) to December 31, 2021.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the year ended December 31, 2021, were as follows:
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$ 5,948,125	$ 5,883,300	(1)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	8,938,930	8,818,480	(1)
ON S&P 500® Index	Futures contracts	Equity price	10,230,775	10,302,340	(1)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	4,996,425	4,940,454	(1)
ON Nasdaq-100® Index	Futures contracts	Equity price	2,284,905	2,311,840	(1)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	6,423,975	6,347,046	(1)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	3,027,780	2,973,828	(1)
ON S&P MidCap 400® Index	Futures contracts	Equity price	3,972,780	3,934,845	(1)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	979,245	969,729	(1)
ON Risk Managed Balanced	Futures contracts	Equity price	12,372,100	12,084,936	(1)
	Futures contracts	Interest rate	230,021,052	228,852,228	(1)
	Purchased options	Equity price	35,175,163	—	(2)
ON Federated Core Plus Bond	Futures contracts	Interest rate	107,716,916	107,988,694	(1)
ON iShares Managed Risk Balanced(a)	Futures contracts	Equity price	60,934,277	60,512,454	(1)
	Futures contracts	Interest rate	7,141,194	7,293,625	(1)
	Futures contracts	Foreign currency	25,079,464	25,020,037	(1)

(a)	Period from June 25, 2021 (inception) to December 31, 2021.
(1)	Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio's Schedule of Open Futures Contracts details the values by futures contract type.
(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$2,326,909	$(251,460)	(1),(2)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	803,473	57,857	(1),(2)
ON AB Mid Cap Core	Futures contracts	Equity price	27,158	—	(1),(2)
ON S&P 500® Index	Futures contracts	Equity price	2,396,494	(198,015)	(1),(2)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	1,919,238	(206,453)	(1),(2)
ON Nasdaq-100® Index	Futures contracts	Equity price	1,171,493	(37,014)	(1),(2)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	2,430,500	(276,502)	(1),(2)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	968,506	(28,757)	(1),(2)
ON S&P MidCap 400® Index	Futures contracts	Equity price	771,100	10,483	(1),(2)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	548,029	(93,939)	(1),(2)
ON Risk Managed Balanced	Futures contracts	Equity price	211,230	(163,094)	(1),(2)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
	Futures contracts	Interest rate	$ (6,828,834)	$ 988,682	(1),(2)
	Purchased options	Equity price	17,338,094	(1,674,142)	(3),(4)
ON Federated Core Plus Bond	Futures contracts	Interest rate	(478,700)	(311,976)	(1),(2)
ON iShares Managed Risk Balanced(a)	Futures contracts	Equity price	331,101	421,823	(1),(2)
	Futures contracts	Interest rate	193,967	(152,431)	(1),(2)
	Futures contracts	Foreign currency	(526,514)	59,427	(1),(2)

(a)	Period from June 25, 2021 (inception) to December 31, 2021.
(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.
The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At December 31, 2021, there were no outstanding derivative transactions subject to netting arrangements.
(7)Federal Income Tax Information
The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.
At December 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
ON Bond	$ 7,256,312	$ 1,318,114	$ 8,574,426	$ —	$ 16,569,918	$ 25,144,344
ON BlackRock Balanced Allocation	52,629,444	38,513,576	91,143,020	—	73,163,664	164,306,684
ON BlackRock Advantage International Equity	63,189,251	—	63,189,251	—	20,793,581	83,982,832
ON Janus Henderson Forty	2,977,308	56,341,842	59,319,150	—	52,830,258	112,149,408
ON AB Small Cap	11,359,482	66,087,056	77,446,538	—	13,050,594	90,497,132
ON AB Mid Cap Core	2,186,660	36,330,758	38,517,418	—	8,107,836	46,625,254
ON S&P 500® Index	14,996,625	126,212,481	141,209,106	—	570,501,350	711,710,456
ON BlackRock Advantage Large Cap Value	46,809,226	14,562,823	61,372,049	—	24,377,190	85,749,239
ON Federated High Income Bond	7,915,614	—	7,915,614	(7,929,745)	3,132,416	3,118,285
ON Nasdaq-100® Index	1,964,104	79,047,918	81,012,022	—	171,568,046	252,580,068
ON BlackRock Advantage Large Cap Core	52,969,614	41,049,996	94,019,610	—	74,851,860	168,871,470
ON BlackRock Advantage Small Cap Growth	21,729,514	28,247,225	49,976,739	—	13,988,772	63,965,511
ON S&P MidCap 400® Index	13,332,362	46,348,118	59,680,480	—	105,357,031	165,037,511

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
ON BlackRock Advantage Large Cap Growth	$11,457,266	$ 23,282,194	$ 34,739,460	$ —	$ 15,445,639	$ 50,185,099
ON Risk Managed Balanced	16,259,294	36,130,402	52,389,696	—	84,482,353	136,872,049
ON Federated Core Plus Bond	9,174,157	291,199	9,465,356	—	(4,689,989)	4,775,367
ON Janus Henderson U.S. Low Volatility	24,266,977	—	24,266,977	—	79,502,627	103,769,604
ON iShares Managed Risk Balanced	2,755,661	674,403	3,430,064	—	5,986,879	9,416,943
ON AB Relative Value	92,591	—	92,591	—	3,814,204	3,906,795
ON Moderately Conservative Model	4,414,338	14,607,671	19,022,009	—	28,306,991	47,329,000
ON Balanced Model	19,218,976	76,236,257	95,455,233	—	150,176,152	245,631,385
ON Moderate Growth Model	35,980,510	173,240,054	209,220,564	—	316,395,504	525,616,068
ON Growth Model	8,376,893	49,234,647	57,611,540	—	78,366,624	135,978,164

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.
For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2021 that are available to offset future realized gains, if any:
Portfolio	Total Loss Carryforward	No Expiration Short Term	No Expiration Long Term
ON Federated High Income Bond	$7,929,745	$ —	$7,929,745
The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at December 31, 2021 for federal income tax purposes.
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap	ON AB Mid Cap Core
Gross unrealized:
Appreciation	$ 17,844,255	$ 73,161,679	$ 41,819,904	$54,222,344	$ 22,870,570	$13,024,707
Depreciation	(1,274,337)	—	(21,037,347)	(1,391,908)	(9,819,976)	(4,916,921)
Net unrealized appreciation (depreciation)	$ 16,569,918	$ 73,161,679	$ 20,782,557	$52,830,436	$ 13,050,594	$ 8,107,786
Aggregate cost of investments:	$254,427,903	$478,287,961	$483,459,349	$88,951,281	$155,778,724	$96,936,885

	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth
Gross unrealized:
Appreciation	$594,505,110	$ 24,360,816	$ 5,475,328	$175,799,021	$ 79,307,813	$ 34,166,181
Depreciation	(24,003,760)	—	(2,342,912)	(4,230,975)	(4,455,953)	(20,177,409)
Net unrealized appreciation (depreciation)	$570,501,350	$ 24,360,816	$ 3,132,416	$171,568,046	$ 74,851,860	$ 13,988,772
Aggregate cost of investments:	$750,204,869	$304,511,472	$163,101,498	$185,107,858	$367,700,108	$180,650,266

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Federated Core Plus Bond	ON Janus Henderson U.S. Low Volatility	ON iShares Managed Risk Balanced
Gross unrealized:
Appreciation	$114,892,554	$16,329,507	$ 92,512,867	$ 3,125,927	$ 99,696,623	$ 10,834,042
Depreciation	(9,535,523)	(883,868)	(8,030,514)	(7,815,916)	(20,193,996)	(4,771,398)
Net unrealized appreciation (depreciation)	$105,357,031	$15,445,639	$ 84,482,353	$ (4,689,989)	$ 79,502,627	$ 6,062,644
Aggregate cost of investments:	$336,581,379	$66,166,990	$365,046,614	$710,404,976	$905,336,252	$396,529,348

	ON AB Relative Value	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Gross unrealized:
Appreciation	$ 4,209,228	$ 28,363,504	$150,176,152	$ 317,110,837	$ 78,523,719
Depreciation	(395,024)	(56,513)	—	(715,333)	(157,095)
Net unrealized appreciation (depreciation)	$ 3,814,204	$ 28,306,991	$150,176,152	$ 316,395,504	$ 78,366,624
Aggregate cost of investments:	$74,985,630	$253,422,716	$942,739,843	$1,661,596,864	$369,989,924
The tax character of distributions paid to shareholders for the year ended December 31, 2021, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):
	Distributions Paid to Shareholders			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
ON Bond	$ 8,269,842	$ —	$ 8,269,842	$ 1	$ (1)
ON BlackRock Balanced Allocation	28,527,622	23,187,589	51,715,211	1	(1)
ON BlackRock Advantage International Equity	6,864,821	—	6,864,821	915	(915)
ON Janus Henderson Forty	1,508,225	20,952,229	22,460,454	—	—
ON AB Small Cap	2,327,746	17,075,130	19,402,876	(562)	562
ON AB Mid Cap Core	156,515	6,216,783	6,373,298	—	—
ON S&P 500® Index	19,846,188	69,459,354	89,305,542	—	—
ON BlackRock Advantage Large Cap Value	4,834,870	—	4,834,870	—	—
ON Federated High Income Bond	8,796,067	—	8,796,067	—	—
ON Nasdaq-100® Index	2,559,507	68,367,176	70,926,683	—	—
ON BlackRock Advantage Large Cap Core	13,346,129	28,168,258	41,514,387	1	(1)
ON BlackRock Advantage Small Cap Growth	20,846,427	3,785,498	24,631,925	(1)	1
ON S&P MidCap 400® Index	9,594,486	1,954,878	11,549,364	—	—
ON BlackRock Advantage Large Cap Growth	7,181,931	14,551,063	21,732,994	—	—
ON Risk Managed Balanced	21,024,870	47,958,860	68,983,730	—	—
ON Federated Core Plus Bond	2,499,839	35,130	2,534,969	—	—
ON Janus Henderson U.S. Low Volatility	—	—	—	—	—
ON iShares Managed Risk Balanced	—	—	—	—	—
ON AB Relative Value	—	—	—	—	—
ON Moderately Conservative Model	3,192,853	4,170,692	7,363,545	17,251	(17,251)
ON Balanced Model	9,622,752	11,766,598	21,389,350	—	—
ON Moderate Growth Model	8,188,561	16,677,555	24,866,116	—	—
ON Growth Model	1,118,442	3,981,321	5,099,763	—	—
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
The tax character of distributions paid to shareholders for the year ended December 31, 2020, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):
	Distributions Paid to Shareholders			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
ON Bond	$1,955,669	$ —	$ 1,955,669	$ —	$ —
ON BlackRock Balanced Allocation	2,086,234	1,370,305	3,456,539	(140,880)	140,880
ON BlackRock Advantage International Equity	2,738,370	—	2,738,370	—	—
ON Janus Henderson Forty	678,796	3,725,197	4,403,993	—	—
ON AB Small Cap	204,449	3,114,912	3,319,361	661,684	(661,684)
ON AB Mid Cap Core	88,075	1,358,817	1,446,892	—	—
ON S&P 500® Index	4,642,562	11,903,170	16,545,732	—	—
ON BlackRock Advantage Large Cap Value	3,489,277	1,126,992	4,616,269	1	(1)
ON Federated High Income Bond	2,647,672	—	2,647,672	—	—
ON Nasdaq-100® Index	848,167	16,178,839	17,027,006	—	—
ON BlackRock Advantage Large Cap Core	742,987	—	742,987	(106,694)	106,694
ON BlackRock Advantage Small Cap Growth	450,002	1,854,464	2,304,466	(115,925)	115,925
ON S&P MidCap 400® Index	618,961	1,451,360	2,070,321	—	—
ON BlackRock Advantage Large Cap Growth	844,312	735,179	1,579,491	(16)	16
ON Risk Managed Balanced	5,216,897	5,421,190	10,638,087	(8)	8
ON Federated Core Plus Bond	—	—	—	—	—
ON Moderately Conservative Model	—	—	—	—	—
ON Balanced Model	—	—	—	—	—
ON Moderate Growth Model	—	—	—	—	—
ON Growth Model	—	—	—	(1)	1
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
(8)Legal Matters
In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio (formerly known as "Strategic Value Portfolio"), shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the "Tribune Bankruptcy").
The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. district courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the ON BlackRock Advantage Large Cap Value Portfolio is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. (the “Trustee Action.”). These Tribune litigation actions have been consolidated into a single Multidistrict Litigation ("MDL") in the U.S. District Court, Southern District of New York ("District Court").
Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Actions on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals ("Second Circuit"). On March 29, 2016, the Second Circuit affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. On April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2021
In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether). Those claims were earlier dismissed on traditional grounds, and that dismissal is now on appeal.
In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, asserting, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Second Circuit’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases. On February 6, 2020 the Second Circuit denied this request.
In July 2020, the creditors filed a petition for writ of certiorari appealing the Second Circuit’s decision to the Supreme Court. The creditors dropped some of shareholder defendants, mostly unaffiliated funds, from the appeal to the Supreme Court. For those defendants only, this has the effect of accepting the adverse judgment and ending the case. Any non-listed defendant presumably is still a party to the appeal. On April 19, 2021 the Supreme Court denied the creditor’s petition for writ of certiorari, meaning that the Second Circuit’s decision in our favor stands.
In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the Court granted the motion to dismiss the Trustee's actual fraudulent conveyance claim. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims. In June 2019, the Trustee appealed the dismissal of the intentional fraudulent transfer claims and the ruling that any constructive claims would be barred by the safe harbor. On August 20, 2021, the Second Circuit affirmed those decisions and on October 7, 2021, the Second Circuit denied a request for a rehearing. On January 5, 2022, the Trustee filed a petition for a writ of certiorari, seeking review by the Supreme Court of the dismissal. It is unlikely that the Supreme Court will entertain the appeal.
The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

Ohio National Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
    Ohio National Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Portfolios listed in the Appendix that comprise Ohio National Fund, Inc. (each a Portfolio and collectively, the Portfolios), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2021, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with custodians, brokers, and transfer agents, or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Ohio National Fund, Inc. investment companies since 1969.
Columbus, Ohio
February 18, 2022

(continued)

Ohio National Fund, Inc.
Report of Independent Registered Public Accounting Firm (Continued)
Appendix
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.
ON Bond Portfolio
ON BlackRock Balanced Allocation Portfolio
ON BlackRock Advantage International Equity Portfolio
ON Janus Henderson Forty Portfolio
ON AB Small Cap Portfolio (formerly ON Janus Henderson Venture Portfolio)
ON AB Mid Cap Core Portfolio (formerly ON Janus Henderson Enterprise Portfolio)
ON S&P 500® Index Portfolio
ON BlackRock Advantage Large Cap Value Portfolio
ON Federated High Income Bond Portfolio
ON Nasdaq-100® Index Portfolio
ON BlackRock Advantage Large Cap Core Portfolio
ON BlackRock Advantage Small Cap Growth Portfolio
ON S&P MidCap 400® Index Portfolio
ON BlackRock Advantage Large Cap Growth Portfolio
ON Risk Managed Balanced Portfolio
ON Moderately Conservative Model Portfolio
ON Balanced Model Portfolio
ON Moderate Growth Model Portfolio
ON Growth Model Portfolio
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2021 and for the period May 1, 2020 (commencement of operations) through December 31, 2020.
ON Federated Core Plus Bond Portfolio
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2021, the related statements of operations and changes in net assets for the period June 25, 2021 (commencement of operations) through December 31, 2021.
ON Janus Henderson U.S. Low Volatility Portfolio
ON iShares Managed Risk Balanced Portfolio
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2021, the related statements of operations and changes in net assets for the period December 2, 2021 (commencement of operations) through December 31, 2021.
ON AB Relative Value Portfolio

Ohio National Fund, Inc.
Additional Information	December 31, 2021 (Unaudited)
(1)Review and Approval of Advisory and Sub-Advisory Agreement for ON AB Relative Value Portfolio
At a meeting held on August 20, 2021, the Board of Directors of Ohio National Fund, Inc. (the “Fund”) approved registration of the ON AB Relative Value Portfolio (the “Portfolio”), a new portfolio of the Fund, with the Securities and Exchange Commission. At a meeting held on November 11, 2021, the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, approved an amendment to the Investment Advisory Agreement (the “Advisory Agreement”) between Ohio National Investments, Inc. (the “Adviser”) and the Fund to add the Portfolio to the portfolios managed by the Adviser under the Advisory Agreement. The Directors, including a majority of the Independent Directors, also approved a new Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and AllianceBernstein L.P. (the “Sub-Adviser”). At the August 20, 2021 meeting, the Directors met with representatives of the Adviser and Sub-Adviser to discuss how the Portfolio would be managed.
The Directors noted that the Adviser will be responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has the responsibility for supervising and managing the assets in the Portfolio on a fully discretionary basis. They also noted that the Adviser will report to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to the Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance data for funds employing strategies similar to that of the Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.
The Directors, including all the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and the new Sub-Advisory Agreement in a private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating whether to add the Portfolio to the Advisory Agreement and approve the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement and the new Sub-Advisory Agreement.
Nature, Extent and Quality of Services
The Directors evaluated the nature, extent and quality of the advisory services anticipated to be provided to the Portfolio by the Adviser. As part of its review, the Directors reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Adviser.
The Directors also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser. The Directors noted their experience and familiarity with the Sub-Adviser as the sub-adviser for other portfolios of the Fund. As part of its review, the Board reviewed information regarding the operations, procedures and personnel of the Sub-Adviser. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
Investment Performance
The Directors reviewed the performance of a comparable retail fund managed by the Sub-Adviser that utilizes a strategy similar to that of the Portfolio, relative to that of its Morningstar peer group and benchmark. The Directors noted that the comparable retail fund had outperformed the peer group across the year-to-date, 1-year, 3-year and 5-year periods ended September 30, 2021 and had outperformed the benchmark for the year-to-date, 1-year and 5-year periods ended September 30, 2021. They noted in particular that the comparable retail fund ranked in the top quartile among its peers for the year-to-date and 5-year periods. Based on this performance, the Directors concluded that the Sub-Adviser has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, and the Adviser’s timeliness in responding to performance issues with respect to the other portfolios of the Fund that the Sub-Adviser sub-advises.
Fees and Expenses
The Board reviewed the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees. The chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser and Sub-Adviser, and not the Portfolio, are responsible for paying sub-advisory fees to the Sub-Adviser. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser. The Directors noted that the proposed advisory fee payable by the Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the Portfolio, the Adviser is incentivized to negotiate a favorable fee. Accordingly, as to the Sub-Adviser, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations. The Directors considered that the Portfolio’s proposed advisory fee was on par with the peer group average and the Portfolio’s net expense ratio was below the peer group average and in the 24th percentile. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.
Profitability and Economies of Scale
The Directors agreed that any projection of profit with respect to the Portfolio would be purely speculative at this time, as the Portfolio has not yet commenced operations. Accordingly, the profitability of the Adviser and Sub-Adviser in connection with their relationship with the Portfolio was not a material factor in the Board’s deliberations.
The Directors noted that that advisory fee schedules contain breakpoints that would reduce the applicable advisory fees on assets above a specified level as the Portfolio’s assets increase. The Directors also noted that the Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. After considering the Portfolio’s current size and potential for growth, the Board concluded that the Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the proposed breakpoints are appropriate.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreement with respect to the Portfolio, in addition to the conclusions set forth above: (a) the Adviser and Sub-Adviser possess the capability and resources to perform the duties required of them under the Advisory Agreement and Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and Sub-Adviser maintain appropriate compliance programs. Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and approval of the Sub-Advisory Agreement were in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement and to approve the Sub-Advisory Agreement for the Portfolio.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
(2)Review and Approval of Investment Advisory and Sub-Advisory Agreements
At a meeting held on November 11, 2021 the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of Ohio National Fund, Inc. (the “Fund”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Ohio National Investments, Inc. (“ONI” or “Adviser”) and, as applicable, the sub-advisory agreement (each a “Sub-Advisory Agreement”) with the sub-adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for the Portfolios identified below. The Directors noted that the renewal of the Advisory Agreement and Sub-Advisory Agreements with respect to certain Portfolios organized in 2021 were not required to be considered at this meeting. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.
The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). The Directors further noted that for those Portfolios subject to the Securities and Exchange Commission order (the “Order”) permitting them to operate as “funds of funds” and to invest in other investment companies in excess of the limits of Section 12(d)(1), the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by the Order’s conditions. They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the Advisory Agreement and Sub-Advisory Agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date, through September 30, 2021, (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Portfolio’s Morningstar category (a “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory and sub-advisory fees were located in the dispersion of its peer group’s advisory and sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) other comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its peer group; (6) a profitability analysis for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.
The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the Advisory Agreement and Sub-Advisory Agreement review process. The Independent Directors discussed the proposed continuations in a private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each Sub-Advisory Agreement.
Nature, Extent and Quality of Services
The Directors evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Directors reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program and providing other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.

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Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. The Directors noted the Adviser’s statements at the meeting that it performs regular reviews of each Portfolio and its underlying funds, focusing on the asset class make-up of the Portfolio, the percentages invested in each underlying fund, and each underlying fund’s performance against its benchmark, in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well.
For each Portfolio subject to a Sub-Advisory Agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Directors determined that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.
Investment Performance
Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the quarter-to-date, year-to-date, 1-, 3- and 5-year periods ended September 30, 2021 to the extent relevant, as compared to the Portfolio’s peer group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.
Fees and Expenses
The Directors considered a summary document showing the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s peer group and the Portfolio’s percentile ranking within the peer group. The Directors also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Directors also reviewed the difference between each Portfolio’s overall expense ratio and that of its peer group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the peer groups excluded funds with net assets over $1 billion, all funds identified as a fund-of-funds, and for all Portfolios other than the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio and the ON Nasdaq-100® Index Portfolio, all index funds. Non-index funds were excluded from the Morningstar Peer Group for the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and the ON Nasdaq-100® Index Portfolio.
When applicable, the Directors considered the amount of the net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.
When applicable, the Directors also considered the fees paid to Sub-Advisers. The Directors relied to a degree on the Adviser’s negotiation of each sub-advisory agreement at an arm’s-length basis and noted that, when the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios, it has usually passed some, if not all, of the decrease on to shareholders by reducing its advisory fee. The Directors considered the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.
Profitability
The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins for the Portfolios ranged from -22.1% to 40.2% with average profitability of 21.4%. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions). The Directors discussed

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
that if the Adviser’s efficiency results in enhanced profitability, the Adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent earns revenue on the variable products through which the Fund is available as an investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.
In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors also noted that the Adviser was incentivized to negotiate a favorable sub-advisory fee since it was the Adviser, not the Portfolio, that paid the sub-advisory fee. They further considered the breakpoints established in the Sub-Advisory Agreements and considered the impact of these breakpoints on the Sub-Adviser’s profitability. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.
After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.
Economies of Scale
The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.
In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2021.
ON Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio outperformed the benchmark over the 1-year period but underperformed the benchmark across the year-to-date, 3-year and 5-year periods, and underperformed its peer group across all time periods. The Directors considered that the Adviser attributed the Portfolio’s performance to being overweight the materials and consumer discretionary sectors in anticipation of a market recovery from the initial phase of the pandemic while being underweight the financials and information technology sectors. The Directors noted that the Portfolio’s advisory fee was slightly higher than the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was improving, and its advisory fee was reasonable.
ON BlackRock Balanced Allocation Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that performance before February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index for all periods, but that it had outperformed its peer group for the year-to-date, 3-year and 5-year periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage International Equity Portfolio, (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors observed that the Portfolio had slightly trailed the benchmark for 1-year period, but outperformed the benchmark for year-to-date and outperformed the peer group for both periods. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it outperformed its benchmark index over the year-to-date, 1-year and 5-year periods and outperformed its peer group average across all periods with a top-quartile performance versus its peers for the year-to-date, 1-year and 5-year periods. The Adviser noted that stock selection was the main driver of the Portfolio’s outperformance. The Directors noted that the Portfolio’s advisory fee was slightly above the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
ON AB Small Cap Portfolio (formerly the ON Janus Henderson Venture Portfolio) (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors noted that they were considering renewal of the Advisory Agreement only because the Sub-Advisory Agreement with AllianceBernstein was approved at a meeting of the Directors held on February 16-17, 2021 and was not required to be renewed at this meeting. The Directors noted that the Portfolio outperformed its benchmark index and peer group for the 3-year and 5- year periods but underperformed both for the year-to-date and 1-year periods. The Directors considered the Adviser’s report that the Portfolio had changed benchmarks and peer groups and that the Portfolio had outperformed the benchmark since the Sub-Adviser began managing the Portfolio. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee was reasonable.
ON AB Mid Cap Core Portfolio (formerly the ON Janus Henderson Enterprise Portfolio) (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors noted that they were considering renewal of the Advisory Agreement only because the Sub-Advisory Agreement with AllianceBernstein was approved at a meeting of the Directors held on February 16-17, 2021 and was not required to be renewed at this meeting. The Directors noted that the Portfolio had underperformed its benchmark and peer group for the year-to-date and 1-year periods, but that performance had improved for the year-to-date relative to the peer group. The Directors considered the Adviser’s report that the Portfolio had changed benchmarks and peer groups and that the Portfolio had outperformed the benchmark since the Sub-Adviser began managing the Portfolio. The Directors observed that the Portfolio’s advisory fee and net expense ratio were on par with its peer group. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee was reasonable.
ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all periods, it remained above the 50th percentile versus the peer group for the year-to-date, 3-year and 5-year periods, and its performance generally was in line with the index when expenses were excluded. The Directors noted that peer group performance data for index funds was generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Value Portfolio (Adviser – ONI, Sub-Adviser –BlackRock). The Directors focused on the year-to-date and 1-year periods for the Portfolio as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors considered that the Portfolio underperformed its benchmark and peer group over both periods, but was only slightly below the 50th percentile among its peer group for both periods. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average and that the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that its advisory and sub-advisory fees were reasonable.
ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors observed that the Portfolio outperformed its benchmark index for the 3- year period only, but had outperformed its peer group over the year-to-date, 3-year and 5-year periods. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was in line with the peer group average. The Adviser noted that the Portfolio was smaller than most of its peers, thus not allowing the portfolio to take advantage of adviser fee break points, and that many of its peers were managed by larger fund complexes. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.
ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance generally was in line with the index when expenses were excluded. The Directors noted that the Portfolio outperformed its peer group across all periods, but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Core Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that performance prior to February 2019 was attributable to the prior sub-adviser and focused on the Portfolio’s year-to-date and 1-year performance. They observed that the Portfolio underperformed its benchmark index and peer group over the 1-year period, but had outperformed its peer group over the year-to-date period and had improved its performance versus the benchmark over the same period. The Directors noted that the Sub-Adviser conducted trend-based analysis using artificial intelligence to seek returns over the long-term. The Directors considered that the Portfolio’s advisory fee was slightly above the peer group’s average and its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
ON BlackRock Advantage Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that the Portfolio’s performance prior to February 2019 was attributable to the previous sub-advisor. They observed that the Portfolio outperformed its benchmark index across all periods, but underperformed its peer group across all periods. The Directors discussed the Adviser’s representation that the funds in the peer group included micro-cap stocks which the Portfolio did not hold. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON S&P MidCap 400® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors acknowledged that while the Portfolio underperformed its benchmark index, its performance generally was in line with the benchmark index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors recognized that the Portfolio’s performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio outperformed its peer group over the year-to-date period, but had underperformed its peer group over all other periods and underperformed the benchmark index across all periods. The Directors discussed that the Adviser suggested that comparison to the benchmark could be misleading because the benchmark’s constituents were concentrated in the technology sector. The Directors noted the Adviser’s view that the peer group provided a more apt comparison to the Portfolio because members of the peer group, like the Portfolio, were diversified. The Directors noted that the Portfolio’s advisory fee and net expense ratios were below the peer group averages. Overall, the Directors concluded that the Portfolio’s performance was improving, and the advisory fee and sub-advisory fees were reasonable.
ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2020 was attributable to the prior sub-adviser. The Directors noted that the Portfolio trailed the benchmark and underperformed the peer group for the year-to-date and 1-year periods. The Directors observed that the none of the Portfolio’s peers had a risk management overlay and noted the Adviser’s position that the risk management overlay was the driver of the Portfolio’s underperformance in the past year. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s average, but considered the Adviser’s view that other funds in the peer group do not have risk management overlays and the fee differential is consistent with industry charges for risk management overlay services. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON Federated Core Plus Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors recalled that the Portfolio commenced operations in May 2020. The Directors observed that the Portfolio had significantly outperformed its benchmark and peer group over the 1-year period, with a top quartile performance relative to the peer group, and continued to outperform the benchmark and peer group over the year-to-date. The Directors noted that the Portfolio’s advisory fee was on par with the peer group while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
Fund-of-Funds Portfolios (the "ON Model Portfolios")
With respect to each of the fund-of-funds Portfolios, the Directors noted each fund-of-funds Portfolio had shown improvement in performance relative to its benchmark over the 1-year ended September 30, 2021, which the Adviser attributed to the strong performance of the equity portion of each fund-of-funds Portfolio. The Board noted the difficulty in assembling a meaningful peer group of funds-of-funds for expense comparison purposes because, while the fund-of-funds Portfolios consist of underlying mutual funds, the funds-of-funds in the peer groups are comprised primarily of exchange traded funds, which have much lower net expense ratios. To correct for this difference, the Adviser presented information comparing the average net expense ratio for each peer group with the expense ratio of each fund-of-funds Portfolio as reported in that Portfolio’s annual report, which does not show fees and expenses of investing in underlying mutual funds.
ON Moderately Conservative Model Portfolio (Adviser – ONI). The Directors noted that the Portfolio outperformed its benchmark index for the year-to-date and 1-year and periods, and outperformed the peer group median for the 3-year period. The Directors observed that the Portfolio’s advisory fee was slightly higher than the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
ON Balanced Model Portfolio (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the 3-year period, it outperformed the benchmark index for the year-to-date and 1-year periods. The Directors commented that the Portfolio outperformed its peer group median for the 1-year period. The Directors noted that the Portfolio’s advisory fee was above the peer group average and net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Moderate Growth Model Portfolio (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date period, it outperformed the benchmark for the 1-year period and was on par with the benchmark for the 3-year period. The Directors discussed that the Portfolio underperformed its peer group for the year-to-date and 1- year period, but outperformed the peer group over the 3-year period. The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Growth Model Portfolio (Adviser – ONI). The Directors observed that the Portfolio underperformed its benchmark index and peer group for the year-to-date period, but had outperformed both across all other periods. The Directors noted that the Portfolio’s advisory fee was higher than the average of its peer group, and that the net expense ratio as reported in the annual shareholder report was slightly lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and, as applicable, the Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Advisers demonstrated that they possessed the capability and resources to perform the duties required of them under the Advisory Agreement and applicable Sub-Advisory Agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Advisers maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Advisory Agreements and, as applicable, the Sub-Advisory Agreements was in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Advisory Agreements and, as applicable, the Sub-Advisory Agreements for the Portfolios.
(3)Expense Disclosure
An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.
As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2021 and held through December 31, 2021.

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Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
Actual Expenses
The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.
Portfolio	Beginning Investment Value 7/1/2021	Ending Investment Value 12/31/2021	Expenses Paid During Period* 7/1/2021 – 12/31/2021	Expense Ratio During Period 7/1/2021 – 12/31/2021 (Annualized)
ON Bond	$1,000.00	$ 997.30	$2.97	0.59%
ON BlackRock Balanced Allocation	$1,000.00	$1,079.60	$2.78	0.53%
ON BlackRock Advantage International Equity	$1,000.00	$1,029.30	$4.55	0.89%
ON Janus Henderson Forty	$1,000.00	$1,059.20	$4.10	0.79%
ON AB Small Cap	$1,000.00	$1,024.00	$4.29	0.84%
ON AB Mid Cap Core	$1,000.00	$1,055.30	$4.51	0.87%
ON S&P 500® Index	$1,000.00	$1,114.70	$1.97	0.37%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,073.20	$3.81	0.73%
ON Federated High Income Bond	$1,000.00	$1,010.90	$4.16	0.82%
ON Nasdaq-100® Index	$1,000.00	$1,122.40	$2.14	0.40%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,114.20	$3.68	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$ 954.30	$4.19	0.85%
ON S&P MidCap 400® Index	$1,000.00	$1,058.40	$2.08	0.40%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,117.00	$4.27	0.80%
ON Risk Managed Balanced	$1,000.00	$1,078.90	$4.98	0.95%
ON Federated Core Plus Bond	$1,000.00	$ 998.70	$2.77	0.55%
ON Janus Henderson U.S. Low Volatility	$1,000.00	$1,109.80	$3.30	0.62%
ON iShares Managed Risk Balanced	$1,000.00	$1,024.00	$3.16	0.62%
ON AB Relative Value**	$1,000.00	$1,052.00	$0.97	1.19%
ON Moderately Conservative Model	$1,000.00	$1,027.10	$2.30	0.45%
ON Balanced Model	$1,000.00	$1,032.00	$2.20	0.43%
ON Moderate Growth Model	$1,000.00	$1,042.90	$2.16	0.42%
ON Growth Model	$1,000.00	$1,048.50	$2.48	0.48%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
**	Period from December 2, 2021 (inception) to December 31, 2021.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Portfolio	Beginning Investment Value 7/1/2021	Ending Investment Value 12/31/2021	Expenses Paid During Period* 7/1/2021 – 12/31/2021	Expense Ratio During Period 7/1/2021 – 12/31/2021 (Annualized)
ON Bond	$1,000.00	$1,022.23	$3.01	0.59%
ON BlackRock Balanced Allocation	$1,000.00	$1,022.53	$2.70	0.53%
ON BlackRock Advantage International Equity	$1,000.00	$1,020.72	$4.53	0.89%

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
Portfolio	Beginning Investment Value 7/1/2021	Ending Investment Value 12/31/2021	Expenses Paid During Period* 7/1/2021 – 12/31/2021	Expense Ratio During Period 7/1/2021 – 12/31/2021 (Annualized)
ON Janus Henderson Forty	$1,000.00	$1,021.22	$4.02	0.79%
ON AB Small Cap	$1,000.00	$1,020.97	$4.28	0.84%
ON AB Mid Cap Core	$1,000.00	$1,020.82	$4.43	0.87%
ON S&P 500® Index	$1,000.00	$1,023.34	$1.89	0.37%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.53	$3.72	0.73%
ON Federated High Income Bond	$1,000.00	$1,021.07	$4.18	0.82%
ON Nasdaq-100® Index	$1,000.00	$1,023.19	$2.04	0.40%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.73	$3.52	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.92	$4.33	0.85%
ON S&P MidCap 400® Index	$1,000.00	$1,023.19	$2.04	0.40%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,021.17	$4.08	0.80%
ON Risk Managed Balanced	$1,000.00	$1,020.42	$4.84	0.95%
ON Federated Core Plus Bond	$1,000.00	$1,022.43	$2.80	0.55%
ON Janus Henderson U.S. Low Volatility	$1,000.00	$1,022.08	$3.16	0.62%
ON iShares Managed Risk Balanced	$1,000.00	$1,022.08	$3.16	0.62%
ON AB Relative Value**	$1,000.00	$1,019.21	$0.95	1.19%
ON Moderately Conservative Model	$1,000.00	$1,022.94	$2.29	0.45%
ON Balanced Model	$1,000.00	$1,023.04	$2.19	0.43%
ON Moderate Growth Model	$1,000.00	$1,023.09	$2.14	0.42%
ON Growth Model	$1,000.00	$1,022.79	$2.45	0.48%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
**	Period from December 2, 2021 (inception) to December 31, 2021.
(4)Other Federal Tax Information
For corporate shareholders, the percentages of the total ordinary income dividends paid in 2021 that qualify for the corporate dividends received deduction are as follows:
ON Bond	0.00%
ON BlackRock Balanced Allocation	19.76%
ON BlackRock Advantage International Equity	0.00%
ON Janus Henderson Forty	57.02%
ON AB Small Cap	24.20%
ON AB Mid Cap Core	100.00%
ON S&P 500® Index	96.37%
ON BlackRock Advantage Large Cap Value	100.00%
ON Federated High Income Bond	0.00%
ON Nasdaq-100® Index	100.00%
ON BlackRock Advantage Large Cap Core	47.06%
ON BlackRock Advantage Small Cap Growth	4.71%
ON S&P MidCap 400® Index	52.65%
ON BlackRock Advantage Large Cap Growth	13.26%
ON Risk Managed Balanced	11.27%
ON Federated Core Plus Bond	0.00%
ON Janus Henderson U.S. Low Volatility	0.00%
ON iShares Managed Risk Balanced	0.00%
ON AB Relative Value	0.00%
ON Moderately Conservative Model	7.25%
ON Balanced Model	14.61%
ON Moderate Growth Model	36.05%
ON Growth Model	57.59%

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2021:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
ON BlackRock Advantage International Equity	$1,351,613	$0.0491	100.00%
ON Moderately Conservative Model	$ 59,511	$0.0176	8.71%
ON Balanced Model	$ 428,198	$0.0201	15.08%
ON Moderate Growth Model	$ 902,441	$0.0184	17.55%
ON Growth Model	$ 261,864	$0.0194	20.82%
Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.
(5)Special Meeting of Shareholders
In a special meeting held June 22, 2021, the Board approved a proxy solicitation for the purpose of receiving authorization from shareholders of certain Portfolios of the Fund to adopt a new Investment Advisory Agreement, between the Fund and ONI. The new Investment Advisory Agreement will take effect, and the current Investment Advisory Agreement will terminate, only if the sponsored demutualization transaction is completed. Also, for certain of the Portfolios, the Board approved a second proposal to receive shareholder authorization for a manager of managers structure for those Portfolios, whereby ONI would be able, subject to approval of the Board, to enter into and materially amend sub-advisory agreements pertaining to those Portfolios without obtaining further shareholder approval.
On August 30, 2021, a special meeting of the Fund's shareholders was held to approve the two proposals. Upon review of the tabulation of voting results of the shareholders, which were cast in accordance with instructions received from the owners of ONLIC, ONLAC, and NSLA variable contracts, the new Investment Advisory Agreement and the manager of managers structure were approved. Votes were cast as follows:
	Approval of new advisory agreements		Approval of manager of managers structure
Shares voted for	384,074,827	93.5%	172,571,595	92.8%
Shares voted against	12,981,931	3.2%	8,305,672	4.4%
Shares abstaining	13,225,931	3.2%	5,137,400	2.8%
Shares not voted	338,447	0.1%	11,774	0.0%
Total shares on record date	410,621,136	100.0%	186,026,441	100.0%
(6)Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the SEC adopted Rule 22e-4 under the 40 Act, the Investment Company Liquidity Risk Management Programs Rule. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the SEC adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Board approved the Fund’s LRMP at its regular meeting on August 17, 2018, including the appointment of ONI as the administrator of the LRMP. At the Board’s regular meeting on November 11, 2021, ONI provided a report to the Board on the operation and effectiveness of the LRMP during the one-year period ending on September 30, 2021. ONI manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, ONI has contracted with a third party provider of liquidity monitoring services. ONI supplies this provider with portfolio-level data and certain

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2021 (Unaudited)
assumptions as to reasonably anticipated trading sizes and significant price impacts, which it then uses to determine preliminary classifications. Once these preliminary classifications are received by ONI, ONI personnel review the information and compare it to classifications provided by Fund sub-advisers in determining final classifications.
The LRMP effectively managed the Fund’s liquidity risks throughout the period. During this period, no Portfolio held less than 96% of its total net assets in highly liquid investments. Because every Portfolio consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any portfolio, and all were well under their illiquid investment limitations. Additionally, no events that would require the filing of From N-LIQUID occurred.
(7)Other Disclosures
The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).
A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC's website at http://www.sec.gov.
The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

Ohio National Fund, Inc.
Information about Directors and Officers	December 31, 2021 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors
George M. Vredeveld One Financial Way Cincinnati, Ohio	79	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	23	Professor Emeritus, Finance: University of Cincinnati (January 2014 - Present); Honorary Consul; Republic of Bulgaria (2019 - Present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).
Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	67	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	23	Founder/Managing Director: West Capital Partners LLC (2010 - Present), General Partner: H Ventures LLC (2020 - 2021); Director: ALLETE, Inc.
Geoffrey Keenan One Financial Way Cincinnati, Ohio	63	Chairman (through June 30, 2021) and Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	23	Executive Vice President - Asset Management Operations: Acrisure LLC (May 2021 - December 2021); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).
Lawrence L. Grypp One Financial Way Cincinnati, Ohio	73	Director, Member of Audit and Independent Directors Committees, Lead Independent Director	Indefinite; Since December 2016	23	Senior Business Advisor and Board Member (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).
Interested Director
Christopher A. Carlson One Financial Way Cincinnati, Ohio	62	Director, Chairman, effective July 1, 2021	Indefinite; Since July 2020	23	President/Vice Chairman and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).
Officers
Tara York One Financial Way Cincinnati, Ohio	33	President	Indefinite; Since May 2021		Vice President; Annuity Funds Complex and Product Management: ONLIC (May 2021 - Present); Second VP, Head of Investment Manager Research: ONLIC (July 2020 – April 2021); Director, Senior Investment Analyst: ONLIC (July 2019 – June 2020); Senior Investment Analyst: ONLIC (August 2018 – June 2019); Fund Evaluation Analyst: ONLIC (May 2017 – August 2018); Client Portfolio Manager, PNC Institutional Asset Management (September 2013 – May 2017).
Paul J. Gerard One Financial Way Cincinnati, Ohio	62	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - Present).

Ohio National Fund, Inc.
Information about Directors and Officers (Continued)	December 31, 2021 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
R. Todd Brockman One Financial Way Cincinnati, Ohio	53	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Fund Operations: ONLIC and NSLA (February 2014 - Present); Treasurer: ONI.
Kimberly A. Plante One Financial Way Cincinnati, Ohio	47	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - Present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Secretary: ONI; Officer of various other Ohio National-affiliated companies.
Keith Dwyer One Financial Way Cincinnati, Ohio	49	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016 - Present);Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management ("FCM") (August 2016 - December 2017).
Daniel P. Leming One Financial Way Cincinnati, Ohio	36	Assistant Treasurer	Indefinite; Since March 2016		Assistant Vice President; Mutual Fund Operations: ONLIC (December 2020 - Present); Director, Fund Operations and Analysis: ONLIC (July 2018 - December 2020); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018).

[THIS PAGE LEFT INTENTIONALLY BLANK]

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201
Form 1320 Rev. 2-22

(b) Not applicable.

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios:

Fiscal year ended December 31, 2021:	$359,358
Fiscal year ended December 31, 2020:	$314,500

(b)	Audit-Related Fees.

Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:

Fiscal year ended December 31, 2021:	$15,500
Fiscal year ended December 31, 2020:	$23,000

(c)	Tax Fees.

Fiscal year ended December 31, 2021:	$149,864
Fiscal year ended December 31, 2020:	$122,328

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2021 and 2020, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not Applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not Applicable.

Item 6.	Investments.

Not Applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York
President
(Principal Executive Officer)
March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York
President
(Principal Executive Officer)
March 3, 2022

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
March 3, 2022